                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                   FORM N-CSR

                                   ----------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-08490

                              Excelsior Funds Trust
               (Exact name of registrant as specified in charter)

                                   ----------

                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456
               (Address of principal executive offices) (Zip code)

                            Michael R. Rosella, Esq.
                      Paul, Hastings, Janofsky & Walker LLP
                               75 East 55th Street
                            New York, New York 10022
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: 1-800-446-1012

                     Date of fiscal year end: March 31, 2004

                    Date of reporting period: March 31, 2004

Item 1. Reports to Stockholders.

Excelsior Funds Trust currently offers shares in nine managed investment portfolios: Equity Fund, Mid Cap Value Fund, Optimum Growth Fund, Income Fund, Total Return Bond Fund, International Equity Fund, High Yield Fund, Equity Income Fund and Equity Core Fund. Each Portfolio is included in one or more of the four reports included herein.

[LOGO] Excelsior Funds

                             Institutional Shares

                                  EQUITY FUND
                         VALUE AND RESTRUCTURING FUND
                              MID CAP VALUE FUND
                              OPTIMUM GROWTH FUND
                                  INCOME FUND
                            TOTAL RETURN BOND FUND
                           INTERNATIONAL EQUITY FUND
                                HIGH YIELD FUND

                                 ANNUAL REPORT

                                March 31, 2004

                               TABLE OF CONTENTS

                                                                     PAGE
                                                                     ----
      LETTER TO SHAREHOLDERS........................................   1
      ADVISER'S MARKET REVIEWS......................................   2
         Domestic Equity Market.....................................   2
         International Equity Market................................   3
         Fixed Income Market........................................   4
      ADVISER'S INVESTMENT REVIEWS..................................   6
         Equity Fund................................................   6
         Value & Restructuring Fund.................................   7
         Mid Cap Value Fund.........................................   8
         Optimum Growth Fund........................................   9
         Income Fund................................................  10
         Total Return Bond Fund.....................................  11
         International Equity Fund..................................  12
         High Yield Fund............................................  13
      PORTFOLIOS OF INVESTMENTS.....................................  14
         Equity Fund................................................  14
         Value and Restructuring Fund...............................  15
         Mid Cap Value Fund.........................................  17
         Optimum Growth Fund........................................  18
         Income Fund................................................  19
         Total Return Bond Fund.....................................  21
         International Equity Fund..................................  23
         High Yield Fund............................................  26
      STATEMENTS OF ASSETS AND LIABILITIES..........................  29
      STATEMENTS OF OPERATIONS......................................  31
      STATEMENTS OF CHANGES IN NET ASSETS...........................  33
      FINANCIAL HIGHLIGHTS..........................................  35
         Equity Fund................................................  35
         Value and Restructuring Fund...............................  36
         Mid Cap Value Fund.........................................  37
         Optimum Growth Fund........................................  38
         Income Fund................................................  39
         Total Return Bond Fund.....................................  40
         International Equity Fund..................................  41
         High Yield Fund............................................  42
      NOTES TO FINANCIAL STATEMENTS.................................  43
      REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS.............  56
      DIRECTORS/TRUSTEES AND OFFICERS OF THE EXCELSIOR FUNDS COMPLEX  57
      FEDERAL TAX INFORMATION.......................................  61

This report must be preceded or accompanied by a current prospectus.

A description of the policies and procedures that Excelsior Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 881-9358, and (ii) on the Excelsior Funds' website at http://www.excelsiorfunds.com.

You should consider the Fund's investment objectives, risks, charges and expenses carefully before you invest. Information about these and other important subjects is in the Fund's prospectus, which you should read carefully before investing.

Excelsior Funds Trust and Excelsior Funds, Inc. are distributed by Edgewood Services, Inc.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, BANK INSURANCE FUND, FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN A FUND IS SUBJECT TO RISK OF PRINCIPAL.

                            LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

April 2, 2004

Dear Valued Excelsior Shareholder:

The fiscal year ended March 31, 2004 was marked by a continuing market uptrend, which signaled the end of a difficult multi-year downturn that concluded just as the new fiscal year began in the spring of 2003. I am pleased to report that Excelsior's fund managers were ready for the challenge of renewed global growth.

As economic stimulus from Federal Reserve monetary policy and Treasury fiscal policy took hold, the markets rallied strongly, resulting in double-digit advances for traditional market measures such as the Standard & Poor's 500 Index. I am especially pleased to inform you that for the fiscal year ended March 31, 2004, the returns of each of the equity funds were very strong. The majority of the equity funds outperformed their respective benchmarks and average returns for their peer groups. Our fixed-income product offerings, we believe, also dealt successfully with the Fed's prevailing interest-rate environment.*

I also wish to emphasize that when it comes to safeguarding investors, we take our fiduciary responsibility to our fellow shareholders seriously. Accordingly, we monitor our daily cash flows and work with intermediaries to identify market timers and attempt to prohibit them from investing in our funds. Last November, our Board of Trustees approved enhanced policies to monitor and combat this activity.

The independent trustees have independent counsel who report to them and assist them in protecting shareholders' best interests. All employees of the adviser are required to adhere to a strict Code of Ethics, which prohibits them from utilizing insider information, from engaging in "late trading" or "market timing" of any mutual fund's shares.

From the perspective of fees and expense management, we maintain expense caps on each of our mutual funds. U.S. Trust as adviser reimburses the Funds, when necessary; to ensure that expense caps are not exceeded. Currently, all Excelsior Funds are benchmarked under the Lipper Average for expenses. Additionally, we do not charge front-end sales loads on any of our Funds.

Going forward, we see a more challenging investment environment, with geo-political uncertainty and a domestic focus on the Presidential election, along with a clear shift in Federal Reserve policy that we expect will result in rising interest rates. We expect that U.S. Trust's portfolio managers will continually evaluate their investment decisions; since it is our belief that new investment opportunities will emerge. Acting as disciplined professionals, our portfolio managers can be expected to continue to capitalize on these prospects as they take shape.

As always, we value your confidence in selecting Excelsior to fulfill your investment needs. We maintain a total commitment to providing you with best-in-class investment products and service. We strongly believe that our array of products may help you to meet the full range of your financial objectives.

                                          Sincerely,

                                          /s/  James L. Bailey

                                          James L. Bailey
                                          President

--------
 * Past performance is not predictive of future performance. Please refer to our discussion and analysis of each Excelsior Fund's performance for the year ended March 31, 2004 in the pages that follow.

                                                  DOMESTIC EQUITY MARKET REVIEW
--------------------------------------------------------------------------------


   In the fiscal first quarter of the year ended March 31, 2004, domestic equities moved steadily higher, and their progressive uptrend raised hopes that the bear market, which started in March of 2000, had at last ended. The Standard & Poor's 500 Index (S&P 500) crossed 1000 on the upside on June 16, regaining a level not seen for a year. Major averages and indexes moved into positive territory. The S&P 500 was up 14.9% in the period; measured from the prior quarter's March 11 low of 800.73, the gain was an even stronger 21.7%. Other market measures followed suit, with the Dow Jones Industrial Average
(DJIA) climbing 12.4% in the quarter, and the NASDAQ Composite Index (COMP) rising an even stronger 21.0%. Tensions subsided in North Korea and the market also weathered the SARS virus threat well. Equally important for equities was the passage of tax cut legislation. The third major factor that enabled the markets to see past recession was an anti-deflation posture announced by Federal Reserve chief Alan Greenspan in May.

   Strong conditions continued into the fiscal second quarter, as stocks pushed the upper boundary of their tight trading range higher, overcoming the slow pace of economic recovery and difficulties in Iraq and Israel. Profit taking impacted the quarter's final week, but the major averages and indexes continued solidly in positive territory. The S&P 500 closed at 995.97, up 2.2% for the quarter (from 974.50). Other market measures more than followed suit, with the DJIA up 3.2%, and the COMP posting a 10.1% quarterly gain.

   The banner year for stocks lasted through the fiscal third quarter. Not only did equities maintain a firm grip on ground gained, they managed to push even higher. Investors kept right on buying, and profit taking caused little setback despite selling that aimed to net profits against sizeable tax-loss carry-forwards. As the calendar year ended, investors drove the major averages and indexes to a powerful advance into positive territory. Small-cap stocks continued to outpace their large-cap brethren. Style mattered less than size, since both small-cap value and small-cap growth outperformed. On a sector basis, per S&P data, Precious Metals led, and rotation was in the direction of Information Technology, Consumer Discretionary, and to a lesser degree, Financial Services. Consumer Staples and Energy were out-of-favor.

   Equities battled strong headwinds in the fiscal fourth quarter. Still, at the close of the period, U.S. stocks had largely managed to hold onto the year's gains. The quarter didn't start out that way. In fact, the previous quarters' powerful equity uptrend continued right into the fourth fiscal quarter. In January, equities marched higher as money poured into stocks. In January, investors channeled almost $44 billion in net new money into stock mutual funds, the highest monthly figure since the March 2000 market peak. By the end of January, the S&P 500 was up 4% for the year and at a 22-month high. As the quarter progressed, however, profit taking increased in the face of renewed terrorism, election uncertainties, perceptions of sluggish job growth, concerns about the housing market and higher energy prices--not to mention a possible Fed interest rate hike. By March 31, the major U.S. indices were essentially where they were at the start of the quarter.

                                             INTERNATIONAL EQUITY MARKET REVIEW
--------------------------------------------------------------------------------


   The close of the fiscal year on March 31, 2004, marked the ending of an especially strong year for the International equity markets.

   In the fiscal first quarter, for instance, international equity markets caught up with the U.S. equity markets, thanks to a sustained rally and the strengthening Euro. Latin American markets led the way, followed by Europe, and Asia lagged, but began to recover as SARS came under control.

   The positive performance picked up considerably in the fiscal second quarter. Actually, with the close of the three month period, international markets had outperformed the U.S. since the U.S. dollar peaked in early 2002. The rebound was led by Asia, in particular Hong Kong, Taiwan and Japan, reflecting recovery after a SARS-depressed first fiscal quarter. Japan was up a full 43% since its low at the end of April 2003. Europe remained closely correlated to the U.S. market, but valuations began to look stretched.

   The international equity environment continued to improve, as the fiscal third quarter saw a remarkable upturn in global markets led by Latin America, Thailand, India, and Continental Europe (especially Germany). Globally, the best-performing sectors in the fiscal third quarter were materials, energy, telecoms and industrials; the weakest were health care, consumer staples, and technology.

   For the fiscal fourth quarter, for international equity markets, most all of the returns came from Asia. That said, Asia did start the quarter off quite erratically as the liquidity-led rally continued in Hong Kong and China shares, but came to an abrupt end in February. On the other hand, Japan did quite poorly through February as banks sold cross shareholdings before the fiscal year end. However, as the quarter came to a close, performance in Japan turned positive. The terrorist issues that weighed more heavily on the European markets did have some effect, however brief, on Japan as well.

                                                     FIXED INCOME MARKET REVIEW
--------------------------------------------------------------------------------


   In the fiscal first quarter of the year ended March 31, 2004, a rebound in the equity markets together with sharply lower equity volatility and low Treasury yields provided a robust bid for non-Treasury securities. In fact, spreads narrowed across almost all fixed-income sectors. The credit sector was the best performer with spreads narrowing by 37 basis points. Within the credit sector, the finance sector outperformed both the utility and industrial sectors. The credit curve also steepened as intermediate credit spreads tightened by 43 basis points compared to a 29 basis point tightening for long credits. Practically every credit sector outperformed Treasuries; the only difference was magnitude. The Government Agency sector gave up some ground in the last month of the quarter due to large accounting restatements and abrupt senior management changes at Freddie Mac. However, for the full quarter, the Agency sector tightened in spread by 6 basis points.

   The fiscal second quarter was marked by wide swings in Treasury yields. The credit sector continued its winning streak for the fourth consecutive quarter as credit spreads narrowed by 12 basis points. The credit curve also flattened by 2-3 basis points as longer maturity credits outperformed intermediate issues. Within the credit sector, the industrial sector outperformed the finance and utility sectors by 22 basis points and 56 basis points respectively. In line with the strength in the equity markets, lower-quality credits continued their strong relative performance with the BBB-rated sector outperforming the single- A sector by 75 basis points. While the government agency sector lagged, long agencies outperformed the intermediate agency sector due to limited supply at the long end of the agency curve together with the agencies repurchases of longer-dated issues. The rapid and large rise in yields in the first two months of the quarter increased volatility in the mortgage market as mortgage durations extended. The greater need for hedging in this environment caused swap spreads to widen. As a result, the residential and commercial mortgage backed sectors also lagged this quarter.

   In the fiscal third quarter, buoyed by the apparent signs of a sustained economic recovery and the continued gains in the equity markets, Treasury yields rose and the Treasury yield curve steepened at the front end with the 2-year/5-year spread widening another 13 basis points. Continuing the trend from the previous quarter, the curve beyond Treasury yield 5 years flattened as the 5-year/30-year spread narrowed by 11 basis points to 194 basis points. Investment-grade credits continued to outperform other sectors as credit spreads narrowed. The credit sector continued its outperformance for the fifth consecutive quarter with all credit sectors posting strong performance. The credit curve modestly steepened over the quarter as longer maturity credits slightly underperformed intermediate issues. Within credits, the industrial sector outperformed the finance and utility sectors. Lower-quality issues continued their strong relative performance. The securitized sectors were strong performers for the quarter. Rising yields and declining refinancing activity aided the residential mortgage sector, and reduced supply continued to support the commercial mortgage and the asset backed sectors. The Agency sector was a laggard. The accounting issues with Freddie Mac continued to weigh on this sector.

                                                     FIXED INCOME MARKET REVIEW
--------------------------------------------------------------------------------


   Shifting directions once again, U.S. Treasuries rallied and yields declined overall during the final quarter of the fiscal year. The yield on the 10-year Treasury note, for instance, fell, ending the quarter at 3.85%. Intermediates experienced the greatest drop as the yield on the 5-year Treasury note declined more than 45 basis points to 2.78%. Inflation remained low which, along with muted job growth kept the Federal Reserve from raising its target interest rate of 1%.

   Investment-grade corporate bonds advanced, but not by the same degree seen in calendar 2003. Overall, the credit sector continued its outperformance for the sixth consecutive quarter. Securitized sectors were strong performers; the asset backed sector was the strongest performing spread sector. In mortgages, commercial mortgage backed securities posted positive results as did residential mortgages. The Agency sector generated 27 basis points of excess returns after underperforming in the third quarter.

ADVISER'S INVESTMENT REVIEW
EXCELSIOR FUNDS TRUST                                               EQUITY FUND
--------------------------------------------------------------------------------


   For the twelve months ended March 31, 2004, the Fund realized a total return of 32.68%* versus 35.09%** for the Standard & Poor's 500 Composite Stock Price Index. For much of the period the Fund maintained a close balance between growth and value companies, buying the stocks of a number of high-quality, midsize companies, with a particular focus on strong free cash flow. The Fund saw good returns from a number of its healthcare holdings, including names in the biotechnology and generic drug manufacturing areas. The Fund maintained an overall underweight in technology, as we believed that valuations remained high for tech stocks in general, and this stance detracted from the Fund's relative performance as technology did well overall during the 12 months. The Fund's overweight in the energy sector, an area that had mixed relative performance, slightly hindered the Fund's performance. Although companies in the insurance sector, an area the Fund was overweight, appeared in general to have above-average pricing power in the fiscal year, they also had mixed results, adding slightly to the Fund's relative underperformance. Several holdings in the retail area aided Fund performance.

                   [CHART]

-----------------------------------------------
Equity Fund+
-----------------------------------------------
Average Annual Total Return
Ended on 3/31/04*
-----------------------------------------------
 1 year     5 years   Since Inception (1/16/95)
--------   --------   -------------------------
 32.68%    (2.27)%             9.58%
-----------------------------------------------

             Equity      Standard & Poor's 500
              Fund    Composite Stock Price Index**
            -------   -----------------------------
1/16/95     $10,000             $10,000
3/31/95      10,507              10,974
3/31/96      12,388              14,496
3/31/97      14,295              17,371
3/31/98      21,668              25,709
3/31/99      26,029              30,454
3/31/00      32,732              35,918
3/31/01      23,086              28,131
3/31/02      22,045              28,198
3/31/03      17,493              21,216
3/31/04      23,209              28,668


Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

   The above illustration compares a $10,000 investment made in the Fund and a broad-based index since 1/16/95 (inception date). For comparative purposes, the value of the index on 12/31/94 is used as the beginning value on 1/16/95. The chart assumes all dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
 * Total return represents the change during the period in a hypothetical account with dividends reinvested.
** Source: Standard & Poor's Corporation--Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
 + Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

ADVISER'S INVESTMENT REVIEW
EXCELSIOR FUNDS, INC.                                VALUE & RESTRUCTURING FUND
--------------------------------------------------------------------------------


   For the twelve months ended March 31, 2004, the Fund's Institutional Shares realized a total return of 60.46%* strongly outpacing the Russell 1000 Value Index's return of 40.81%** and ranked 12 out of 462 funds, based on total return, in the Lipper Multi-Cap Value Funds category.*** The Fund's strong showing was due in part to its focus on value stocks, which did well for much of the fiscal year. In addition, several of our overweights in cyclicals (all weightings versus the benchmark) were major beneficiaries of improvement in the economy in calendar 2003. The Fund's performance was also aided by its non-cyclical underweights, such as healthcare and consumer staples, which underperformed in the first half of the fiscal year. Late in the fiscal year, market sentiment shifted toward these non-cyclical defensive names--and having already nudged the Fund in that direction proved a benefit. Due to the Fund's broad diversification, it contained restructuring stocks with very growth-like behavior, and this aided Fund performance late in the year, when growth names drew more market favor. A single large holding in a new tech niche, was a notably positive contributor to Fund performance. Throughout the fiscal year the Fund's focus on dividend-paying companies with strong fundamentals was increased. Reasons included our expectation that the recent changes in the tax laws would renew investor interest in dividend paying stocks.

                                    [CHART]

------------------------------------
    Value and Restructuring Fund
     --Institutional Shares+
------------------------------------
     Average Annual Total Return
         Ended on 3/31/04*
------------------------------------
 1 year    Since Inception (9/30/02)
--------   -------------------------
 60.46%             40.28%
------------------------------------

                  Value and
               Restructuring Fund       Russell 1100
             --Institutional Shares     Value Index**
             ----------------------     -------------
 9/30/02            $10,000                $10,000
12/31/02             10,705                 10,922
 3/31/03             10,355                 10,391
 6/30/03             12,659                 12,186
 9/30/03             13,236                 12,437
12/31/03             15,850                 14,202
 3/31/04             16,616                 14,636


Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

   The above illustration compares a $10,000 investment made in the Fund and a broad-based index since 9/30/02 (inception date). The chart assumes all dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does do not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
 * Total return represents the change during the period in a hypothetical account with dividends reinvested.
** Source: The Russell Company--The Russell 1000 Value Index is an unmanaged index composed of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is composed of the 1000 largest companies in The Russell 3000 Index which is composed of 3,000 of the largest U.S. companies by market capitalization. The Index includes dividends reinvested.
*** Source: Lipper, Inc.--Lipper is an independent mutual fund performance monitor. Lipper rankings do not consider sales charges.
 + Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.-

ADVISER'S INVESTMENT REVIEW
EXCELSIOR FUNDS TRUST                                        MID CAP VALUE FUND
--------------------------------------------------------------------------------


   For the twelve months ended March 31, 2004, the Fund's Institutional Shares realized a total return of 54.60%* versus 51.59%** for the Russell Mid Cap Value Index. The Fund was positioned to benefit from economic growth and a positive change in investor sentiment both of which transpired in the year. In the first fiscal quarter, for instance, the breadth of Fund holdings advancing due to the above was quite telling as all but one Fund holding advanced. Cyclical stocks continued to contribute positively in the second fiscal quarter, with a number of tech and commodity-focused names rising well in excess of 30%. By contrast, stocks less tied to the health of the economy generally underperformed during the second fiscal quarter. Later, in the third fiscal quarter, strong GDP growth, the highest in 20 years, fueled an equity rally, pushing the Fund well ahead of the Russell Mid Cap Value Index, its benchmark. This push slowed somewhat toward the end of the fiscal year, as a briefly unsure economy, terrorist activities and poor employment numbers made investors defensive again. Over all, throughout the year, the Fund's holdings displayed greater levels of profitability than its benchmark while carrying less debt.

                 [CHART]

---------------------------------------------
Mid Cap Value Fund-Institutional Shares+
---------------------------------------------
Average Annual Total Return
Ended on 3/31/04*
---------------------------------------------
 1 year    5 years   Since Inception (6/1/96)
--------   -------   ------------------------
 54.60%    13.82%             17.17
---------------------------------------------

            Mid Cap      Russell Mid Cap
           Value Fund    Value Index**
           ----------    ---------------
 6/1/96      $10,000        $10,000
3/31/97       11,391         11,377
3/31/98       17,277         16,533
3/31/99       18,106         15,302
3/31/00       25,745         15,936
3/31/01       25,233         18,138
3/31/02       28,899         20,759
3/31/03       22,374         16,678
3/31/04       34,590         25,284


Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

   The above illustration compares a $10,000 investment made in the Fund and a broad-based index since 6/1/96 (inception date). The chart assumes all dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
 * Total return represents the change during the period in a hypothetical account with dividends reinvested.
** Source: The Russell Company--The Russell Mid Cap Value Index measures the performance of medium-sized value-oriented securities.
 + Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

ADVISER'S INVESTMENT REVIEW
EXCELSIOR FUNDS TRUST                                       OPTIMUM GROWTH FUND
--------------------------------------------------------------------------------


   For the fiscal year ended March 31, 2004, the Fund's Institutional Shares realized a total return of 30.52%* versus 32.18%** for the Russell 1000 Growth Index. Throughout the fiscal year, in the core position of the Fund (70% of assets), we rebalanced the portfolio to take advantage of an improving economy. We did this largely by raising the Fund's growth potential, and doing so at a considerably lower price than that reflected in the Standard & Poor's 500's price-to-growth ratio. Specifically, we lowered the Fund's weightings in defensive sectors and increased weightings in deep cyclicals and elsewhere. At various points in the year, we focused on technology, consumer and financial names, cyclicals (industrials and materials), and health care. The emphasis on health care (medical products and medical services industries) in particular aided Fund performance: the Fund's technology holdings did contribute positively to returns as well, but an underweight relative to the benchmark resulted in underperformance. The structured overlay portion of the Fund (30% of assets) presents a similarly mixed picture. Over time, as compared with a purely active-management strategy, the use of quantitative overlay tends to dampen overall Fund volatility without materially inhibiting returns. In this past fiscal year, however, while the overlay did decrease volatility, it also contributed to underperformance relative to the benchmark. Part of this underperformance can be attributed to technical issues related to the timing of purchases and sales, part to stock selection m and part to sector and industry bets.

                [CHART]

----------------------------------------------
Optimum Growth Fund-Institutional Shares+
----------------------------------------------
Average Annual Total Return
Ended on 3/31/04*
---------------------------------------------
 1 year    5 years   Since Inception (6/1/96)
--------  ---------  ------------------------
 30.52%   (10.37)%              6.23%
---------------------------------------------

              Optimum Growth               Russell 1000
          Fund--Institutional Shares      Growth Index**
          --------------------------     ---------------
 6/1/96         $10,000                      $10,000
3/31/97          10,221                       11,059
3/31/98          16,441                       16,529
3/31/99          27,742                       21,175
3/31/00          35,415                       28,400
3/31/01          19,386                       16,268
3/31/02          17,671                       15,942
3/31/03          12,295                       11,676
3/31/04          16,048                       15,433


Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

   The above illustration compares a $10,000 investment made in the Fund and a broad-based index since 6/1/96 (inception date). The chart assumes all dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
 * Total return represents the change during the period in a hypothetical account with dividends reinvested.
** Source: The Russell Company--The Russell 1000 Growth Index is an unmanaged index and is composed of the 1,000 companies with higher price-to-book ratios and higher forecasted growth values in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization. The Index includes dividends reinvested.
 + Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

ADVISER'S INVESTMENT REVIEW
EXCELSIOR FUNDS TRUST                                               INCOME FUND
--------------------------------------------------------------------------------


   For the fiscal year ended, March 31, 2004, the Fund realized a total return of 5.81%* and ranked 91 out of 198 funds, based on total return, in the Lipper Corporate Debt Funds A Rated category**. The Fund's long term performance has been very strong, ranking 23 out of 125 funds, for the same Lipper category for the five years ended March 31, 2004, with a cumulative total return of 39.51%*. In the fiscal first quarter, while the Fund's overweight in the residential mortgage sector and underweight in the credit sector detracted from performance, this was more than offset by the overweight in the other spread sectors (non-Treasury securities, which trade based upon the difference, or "spread", between their yields and those of relevant Treasury securities), the significant tightening in the spreads of credits sensitive to the economic cycle, and the Fund's modestly longer durations. Duration is a measure of a security's price sensitivity to changes in interest rates. In the fiscal second quarter, the Fund's allocation to the credit sector was increased by 0.2 duration years. This reduced the Fund's underweight in this sector relative to the Lehman Brothers Aggregate Bond Index, its benchmark. While the overall shorter duration and bar-bell portfolio structure were positive contributors to relative performance, this was offset by the Fund's overweight in the securitized sectors (fixed income sectors in which the securities are backed by mortgages, auto loans, credit card receivables, etc.), which underperformed as mortgage durations extended and swap spreads widened. For the fiscal third and fourth quarters, the Fund's solid performance was aided by an overweight in residential as well as commercial mortgage-backed securities, the overweight in single-A and BBB-rated bonds and investments in Treasury Inflation Protected Securities (TIPS). These contributors were offset, to a lesser extent, by the Fund's positioning for a flattening in the Treasury yield curve as well as by its overweight in long-maturity corporate bonds, which underperformed in the final quarter.

                 [CHART]

---------------------------------------------
Income Fund+
---------------------------------------------
Average Annual Total Return
Ended on 3/31/04*
---------------------------------------------
 1 year   5 years   Since Inception (1/16/95)
-------   -------   -------------------------
 5.81%     6.89%               7.41%
---------------------------------------------

                                Lehman Brothers
              Income Fund   Aggregate Bond Index***
              -----------   -----------------------
1/16/95         $10,000            $10,000
3/31/95          10,301             10,504
3/31/96          11,232             11,637
3/31/97          11,690             12,208
3/31/98          13,067             13,673
3/31/99          13,842             14,559
3/31/00          14,007             14,833
3/31/01          15,721             16,691
3/31/02          16,536             17,583
3/31/03          18,249             19,638
3/31/04          19,309             20,699


Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

   The above illustration compares a $10,000 investment made in the Fund and a broad-based index since 1/16/95 (inception date). For comparative purposes, the value of the index on 12/31/94 is used as the beginning value on 1/16/95. The chart assumes all dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does do not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
 * Total return represents the change during the period in a hypothetical account with dividends reinvested.
** Source: Lipper, Inc.--Lipper is an independent mutual fund performance monitor. Lipper rankings do not consider sales charges.
*** Source: Lehman Brothers--The Lehman Brothers Aggregate Bond Index is an unmanaged, fixed income, market value-weighted index that includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.
 + Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.

ADVISER'S INVESTMENT REVIEW
EXCELSIOR FUNDS TRUST                                    TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------


   For the fiscal year ended, March 31, 2004, the Fund realized a total return of 5.61%* and ranked 101 out of 198 funds, based on total return, in the Lipper Corporate Debt Funds A Rated category**. The Fund's long term performance has been excellent, ranking 13 out of 125 funds, for the same Lipper category for the five years ended March 31, 2004, with a cumulative total return of 42.65%*. In the fiscal first quarter, while the Fund's overweight in the residential mortgage sector and underweight in the credit sector detracted from performance, this was more than offset by the overweight in the other spread sectors (non-Treasury securities, which trade based upon the difference, or "spread", between their yields and those of relevant Treasury securities), the significant tightening in the spreads of credits sensitive to the economic cycle, and the Fund's modestly longer durations. Duration is a measure of a security's price sensitivity to changes in interest rates. In the fiscal second quarter, the flattening yield curve added to the performance of the Fund, which had been positioned for just such an eventuality. As corporates outperformed Treasury securities in the quarter and the Fund was underweight corporates, performance lagged accordingly. At the same time, an overweight in mortgage backed securities hurt the Fund's performance. For the fiscal third quarter, the Fund benefited from overweights in commercial mortgage backed securities and Treasury Inflation Protected Securities (TIPS) that were offset by a slight corporate underweight and a slight long-duration position for much of the quarter. For the final fiscal quarter, the Fund benefited from an overweight in securitized sectors such as residential and commercial mortgage-backed securities, as well as an allocation to lower coupon mortgages. These contributors were offset by the Fund's positioning for a flattening yield curve as well as by an overweight in long-maturity corporate bonds, which underperformed the broad credit sector for the period

               [CHART]

--------------------------------------------
Total Return Bond Fund+
--------------------------------------------
Average Annual Total Return
Ended on 3/31/04*
--------------------------------------------
1 year   5 years   Since Inception (1/19/95)
------   -------   -------------------------
 5.61%    7.36%               8.04%
--------------------------------------------

            Total Return                 Lehman
              Bond Fund      Brothers Govt/Credit Bond Index***
            ------------     -----------------------------------
1/19/95        $10,000                  $10,000
3/31/95         10,319                   10,498
3/31/96         11,514                   11,645
3/31/97         12,001                   12,164
3/31/98         13,465                   13,671
3/31/99         14,281                   14,565
3/31/00         14,499                   14,810
3/31/01         16,418                   16,648
3/31/02         17,182                   17,420
3/31/03         19,290                   19,753
3/31/04         20,372                   20,970


Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

   The above illustration compares a $10,000 investment made in the Fund and a broad-based index since 1/19/95 (inception date). For comparative purposes, the value of the index on 12/31/94 is used as the beginning value on 1/19/95. The chart assumes all dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
 * Total return represents the change during the period in a hypothetical account with dividends reinvested.
** Source: Lipper, Inc.--Lipper is an independent mutual fund performance monitor. Lipper rankings do not consider sales charges.
*** Source: Lehman Brothers--The Lehman Brothers Govt/Credit Bond Index is an unmanaged total return performance benchmark comprised of U.S. Government agencies and U.S. Treasury securities and investment grade corporate debt, selected as representative of the market.
 + Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.

ADVISER'S INVESTMENT REVIEW
EXCELSIOR FUNDS TRUST                                 INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------


  For the twelve months ended March 31, 2004, the Fund realized a total return of 65.55%* as compared with 57.51%** for the MSCI-EAFE Index and 59.91%*** for the MSCI-ACWI Free ex U.S. Index and ranked 86 out of 847 funds, based on total return, in the Lipper International Funds category**** for the same one year period. The Fund ranked 217 among 495 funds, in the same Lipper category for the five years ended March 31, 2004, with a cumulative return of 7.61%*. The Fund's exposure to Asian markets--which was kept close to a market weight--aided performance during the first three fiscal quarters. Although we did begin to sell some of these positions down in the fiscal third quarter, a seasonal sell-off in Japan in the fiscal fourth quarter still saw of the year's earlier gains evaporate. Nevertheless, for the fiscal year as a whole, the Fund's overweight in the emerging markets and underweight in the U.K. aided Fund performance. Looking at the Fund performance quarter by quarter, Fund performance kept pace with rallying markets and recouped earlier weakness in the first three months of the fiscal year. Sector wise, technology, financials, and consumer discretionary did well, while staples, healthcare, and energy underperformed. In Europe we added Euro-neutral names or special turnaround situations. The Fund had a higher-than-usual weight in Japan. In the fiscal second quarter, the Fund bettered the MSCI EAFE Index and MSCI ACWI Free ex USA Index, its benchmarks, as small- and mid-cap stocks performed particularly well. On a sector basis, consumer discretionary, financials and utilities helped, while the underweight in technology hurt. As in the previous quarter, we continued to balance the Fund between defensives and recovery beneficiaries; new names were either recovery beneficiaries and/or value names with good yield support. We sold two names in Europe, both in the consumer staples sector. We also continued to trim financials due to stock performance. Many individual additions were in Japan. In the fiscal third quarter, nine of the Fund's top ten contributors were European holdings. Eight of the top ten losers were Asian, including six Japanese, most likely a reaction to preceding gains. Globally, the best-performing sectors in the quarter were materials, energy, telecoms and industrials; the weakest were healthcare, consumer staples, and technology. The Fund was well positioned, as it was gradually shifted to become less defensive and more oriented toward recovery beneficiaries. In the final fiscal quarter, Fund activity was heavy as we increased our exposure to the U.K. and Japan, reflecting our strategy of investing closely around the benchmark weightings for regions. We maintained essentially a market weight in Japan.

                       [CHART]

-----------------------------------------------
International Equity Fund+
-----------------------------------------------
Average Annual Total Return
Ended on 3/31/04*
-----------------------------------------------
  1 year    5 years   Since Inception (1/24/95)
--------    -------   -------------------------
 65.55%      1.48%            4.40%
-----------------------------------------------

                                              MSCI-ACWI
           International    MSCI-EAFE          Free ex
            Equity Fund      Index**         U.S. Index***
           -------------    ---------    ----------------------
1/24/95      $10,000         $10,000           $10,000
3/31/95       10,386          10,187            10,030
3/31/96       12,787          11,444            11,352
3/31/97       13,439          11,611            11,698
3/31/98       14,770          13,771            13,601
3/31/99       13,795          14,606            14,022
3/31/00       22,648          18,271            18,070
3/31/01       14,433          13,546            13,223
3/31/02       12,678          12,394            12,458
3/31/03        8,969           9,515             9,695
3/31/04       14,847          14,990            15,503


Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. International investing is subject to special risks such as currency fluctuations, political risks, and differences in accounting and taxation standards.

  The above illustration compares a $10,000 investment made in the Fund and broad-based indices since 1/24/95 (inception date). For comparative purposes, the value of the indices on 12/31/94 is used as the beginning value on 1/24/95. The chart assumes all dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The indices do not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
  * Total return represents the change during the period in a hypothetical account with dividends reinvested.
 ** Source: Morgan Stanley & Co., Incorporated--The Morgan Stanley Capital
    International EAFE (Europe, Australia, Asia, Far East) Index is a widely accepted, unmanaged index composed of a sample of companies from 21 countries representing the developed stock markets outside North America.
*** Source: Morgan Stanley & Co., Incorporated--The Morgan Stanley Capital
    International All Country World Index Free ex U.S. Index is a widely accepted, unmanaged index of global stock market performance comprising 47 countries with developed and emerging markets excluding the United States.
**** Source: Lipper, Inc.--Lipper is an independent mutual fund performance monitor. Lipper rankings do not consider sales charges.
  + Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns do not reflect the 2% fee accrued on redemption of shares which was implemented effective June 1, 2000.

ADVISER'S INVESTMENT REVIEW
EXCELSIOR FUNDS TRUST                                           HIGH YIELD FUND
--------------------------------------------------------------------------------


   During the fiscal year ended March 31, 2004, the Fund's Institutional Shares realized a total return of 27.76%* and ranked 19 out of 413 funds, based on total return, in the Lipper High Current Yield Fund category** for the same one year period. In the fiscal first quarter, the Fund's positive momentum accelerated, largely due to sector overweighting in utilities, packaging, cable and satellite. The Fund's performance grew more turbulent, although it continued to trend upward, in the fiscal second quarter, and then improved markedly in the fiscal third quarter. We had above-average weightings in cyclically sensitive groups (such as paper and forest products, metals and mining, and chemicals), which outperformed the overall market. Certain sectors which were added to reduce volatility (such as gaming, packaging, and higher-quality telecom) underperformed. In the fiscal fourth quarter, strong performance continued. By sector, the Fund continued to benefit from overweight positions in cyclically sensitive issues. An overweight in gaming added some stability to the Fund. All in all, we structured the Fund to generate what we felt were satisfactory levels of current income with moderate volatility of net asset value. At year end, we owned no deferred interest, emerging market, or preferred stock instruments. The weighted average rating of the Fund was high-single B compared to mid-single B for the high yield index. Our lower-tier holdings were about 10% of the Fund compared to about 20% for the index. The average price of the Fund was 103, the duration was about 3.8 years (shorter than the high yield index) and average coupon was about 9%. Duration is a measure of a security's price sensitivity to changes in interest rates. As we expected above-average economic growth, the Fund had larger-than-average holdings in cyclically sensitive sectors. In addition, the Fund had above-average weights in sectors such as gaming to moderate volatility. The Fund held positions in 88 issuers with the largest position about 3.5% of the Fund. We positioned the Fund in this way to reflect 1) our expectation that certain sectors would probably be stronger than others; 2) our primary focus on income (no deferred interest, etc); and 3) the relatively high-quality of Fund holdings, which was intended to reduce volatility.

               [CHART]

-------------------------------------
High Yield Fund-Institutional Shares+
-------------------------------------
Average Annual Total Return
Ended on 3/31/04*
------------------------------------
 1 year   Since Inception (10/31/00)
--------  --------------------------
 27.76%           6.89%
------------------------------------

                            Merrill Lynch
             High Yield      High Yield,
                Fund      Cash Pay Index***
             ----------   -----------------
10/31/00     $10,000         $10,000
 3/31/01      10,788          10,512
 3/31/02      10,953          10,717
 3/31/03       9,828          11,108
 3/31/04      12,556          13,515


Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. Securities rated below investment grade generally entail greater market, credit, and liquidity risks than investment grade securities.

   The above illustration compares a $10,000 investment made in the Fund and a broad-based index since 10/31/00 (inception date). The chart assumes all dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
 * Total return represents the change during the period in a hypothetical account with dividends reinvested.
** Source: Lipper, Inc.--Lipper is an independent mutual fund performance monitor. Lipper rankings do not consider sales charges.
*** Source: Merrill Lynch--The Merrill Lynch High Yield, Cash Pay Index is an unmanaged index comprised of publicly placed, non-convertible, coupon bearing domestic debt. Issues in the index are less than investment grade as rated by Standard & Poor's Ratings Group or Moody's Investors Service, Inc., and must not be in default. Issues have a term to maturity of at least one year.
 + Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemptions of shares.

Excelsior Funds Trust
Portfolio of Investments -- March 31, 2004
Equity Fund

Shares                                                       Value
------                                                    -----------
COMMON STOCKS -- 99.23%
       CONSUMER DISCRETIONARY -- 15.80%
44,161 +Coach, Inc....................................... $ 1,810,160
43,064 +Comcast Corp., Class A Special...................   1,200,624
25,906 Federated Department Stores.......................   1,400,219
50,516 +Fossil, Inc......................................   1,680,162
69,649 John Wiley & Sons, Class A........................   2,084,595
19,779 +Mohawk Industries, Inc...........................   1,628,801
55,839 News Corp., Ltd. ADR..............................   1,770,654
                                                          -----------
                                                           11,575,215
                                                          -----------
       CONSUMER STAPLES -- 5.39%
50,783 Sysco Corp........................................   1,983,076
32,944 Wal-Mart Stores, Inc..............................   1,966,427
                                                          -----------
                                                            3,949,503
                                                          -----------
       ENERGY -- 9.01%
32,365 Apache Corp.......................................   1,397,197
22,510 BP plc ADR........................................   1,152,512
20,777 ConocoPhillips....................................   1,450,442
34,242 Exxon Mobil Corp..................................   1,424,125
25,749 +Nabors Industries Ltd............................   1,178,017
                                                          -----------
                                                            6,602,293
                                                          -----------
       FINANCIAL -- 19.90%
42,451 Allstate Corp.....................................   1,929,822
29,233 American International Group......................   2,085,775
49,554 Citigroup, Inc....................................   2,561,942
23,912 Goldman Sachs Group, Inc..........................   2,495,217
12,660 Hartford Financial Services Group, Inc............     806,442
15,870 Lehman Brothers Holdings, Inc.....................   1,315,147
39,762 US Bancorp........................................   1,099,419
40,274 Wells Fargo & Co..................................   2,282,328
                                                          -----------
                                                           14,576,092
                                                          -----------
       HEALTH CARE -- 16.36%
17,683 +Amgen, Inc.......................................   1,028,090
13,488 +Anthem, Inc......................................   1,222,552
24,728 +Barr Pharmaceuticals.............................   1,135,015
26,021 Johnson & Johnson.................................   1,319,785
33,920 Medtronic, Inc....................................   1,619,680
61,506 Pfizer, Inc.......................................   2,155,785
18,681 Teva Pharmaceutical Industries ADR................   1,182,507
11,955 +WellPoint Health Networks........................   1,359,523
25,637 Wyeth.............................................     962,670
                                                          -----------
                                                           11,985,607
                                                          -----------
       INDUSTRIALS -- 11.62%
19,431 Caterpillar, Inc..................................   1,536,409
21,546 Danaher Corp......................................   2,011,750

 Shares                                                         Value
---------                                                    -----------
COMMON STOCKS -- (continued)
          INDUSTRIALS -- (continued)
  53,910  General Electric Co............................... $ 1,645,333
  21,979  Illinois Tool Works, Inc..........................   1,741,396
  35,454  +Jacobs Engineering Group, Inc....................   1,581,249
                                                             -----------
                                                               8,516,137
                                                             -----------
          INFORMATION TECHNOLOGY -- 16.21%
  59,908  +Accenture Ltd., Class A..........................   1,485,718
  23,203  Analog Devices, Inc...............................   1,113,976
  45,529  +Applied Materials, Inc...........................     973,410
  60,100  +Cisco Systems, Inc...............................   1,412,951
  42,211  Intel Corp........................................   1,148,139
  11,747  International Business Machines Corp..............   1,078,844
  11,959  +Lexmark International, Inc.......................   1,100,228
  68,050  Microsoft Corp....................................   1,699,209
  26,404  SAP AG ADR........................................   1,037,941
  28,266  Texas Instruments, Inc............................     825,933
                                                             -----------
                                                              11,876,349
                                                             -----------
          RAW/INTERMEDIATE MATERIALS -- 2.70%
  51,655  Aracruz Celulose S.A. ADR.........................   1,975,804
                                                             -----------
          REAL ESTATE -- 2.24%
  40,351  St. Joe Co........................................   1,641,882
                                                             -----------
          TOTAL COMMON STOCKS (Cost $63,400,208)............  72,698,882
                                                             -----------
Principal
 Amount
---------
REPURCHASE AGREEMENT -- 0.15%
$112,000  JP Morgan Chase Securities, Inc. 0.72%, dated
           3/31/04, due 4/1/04, to be repurchased
           at $112,002 (collateralized by U.S. Government
           Obligations, total market value $113,391) (Cost
           $112,000)........................................     112,000
                                                             -----------

TOTAL INVESTMENTS (Cost $63,512,208)..............  99.38% $72,810,882
OTHER ASSETS AND LIABILITIES (NET)................   0.62      456,378
                                                   ------  -----------
NET ASSETS........................................ 100.00% $73,267,260
                                                   ======  ===========

--------
+ Non-income producing security
ADR--American Depositary Receipt
plc--public limited company

                      See Notes to Financial Statements.

Excelsior Funds, Inc.
Portfolio of Investments -- March 31, 2004
Value and Restructuring Fund

 Shares                                                         Value
---------                                                    ------------
COMMON STOCKS -- 94.64%
          CONSUMER DISCRETIONARY -- 20.96%
1,700,000 Black & Decker Corp............................... $ 96,798,000
2,075,000 Centex Corp.......................................  112,174,500
1,346,000 Harman International Industries, Inc..............  107,141,600
  800,000 Journal Communications, Inc., Class A.............   16,000,000
3,400,000 +Liberty Media Corp., Class A.....................   37,230,000
1,500,000 Newell Rubbermaid, Inc............................   34,800,000
1,725,000 TJX Cos., Inc.....................................   42,366,000
  600,000 Viacom, Inc., Class B.............................   23,526,000
5,600,000 +XM Satellite Radio Holdings, Inc., Class A.......  156,520,000
1,000,000 +Zale Corp........................................   61,550,000
                                                             ------------
                                                              688,106,100
                                                             ------------
          CONSUMER STAPLES -- 8.02%
  800,000 Avon Products, Inc................................   60,696,000
1,650,000 ConAgra Foods, Inc................................   44,451,000
1,950,000 +Dean Foods Co....................................   65,130,000
1,475,000 Kraft Foods, Inc., Class A........................   47,214,750
1,680,000 Loews Corp.-Carolina Group........................   45,948,000
                                                             ------------
                                                              263,439,750
                                                             ------------
          ENERGY -- 7.84%
1,000,000 Burlington Resources, Inc.........................   63,630,000
  675,000 ConocoPhillips....................................   47,121,750
1,400,000 Consol Energy, Inc................................   37,520,000
1,050,000 Devon Energy Corp.................................   61,057,500
  800,000 Noble Energy, Inc.................................   37,680,000
  700,000 +Todco, Class A...................................   10,220,000
                                                             ------------
                                                              257,229,250
                                                             ------------
          FINANCIAL -- 19.89%
  950,000 Ace Ltd...........................................   40,527,000
1,800,000 Amvescap plc ADR..................................   27,234,000
  700,000 CIT Group, Inc....................................   26,635,000
1,250,000 Citigroup, Inc....................................   64,625,000
  825,000 Freddie Mac.......................................   48,724,500
  950,000 Friedman Billings Ramsey Group, Inc., Class A.....   25,640,500
1,500,000 JP Morgan Chase & Co..............................   62,925,000
  600,000 Lehman Brothers Holdings, Inc.....................   49,722,000
  675,000 Loews Corp........................................   39,865,500
2,000,000 MCG Capital Corp..................................   40,280,000
  850,000 Mellon Financial Corp.............................   26,596,500
1,200,000 Metlife, Inc......................................   42,816,000
  675,000 Morgan Stanley....................................   38,677,500
  750,000 PNC Financial Services Group, Inc.................   41,565,000
1,350,000 Travelers Property Casualty Corp., Class A........   23,152,500

 Shares                                                         Value
---------                                                    ------------
COMMON STOCKS -- (continued)
          FINANCIAL -- (continued)
  550,000 Washington Mutual, Inc............................ $ 23,490,500
  400,000 XL Capital Ltd., Class A..........................   30,416,000
                                                             ------------
                                                              652,892,500
                                                             ------------
          HEALTH CARE -- 3.86%
  700,000 AmerisourceBergen Corp............................   38,276,000
1,125,000 Bristol-Myers Squibb Co...........................   27,258,750
  950,000 HCA, Inc..........................................   38,589,000
  600,000 Wyeth.............................................   22,530,000
                                                             ------------
                                                              126,653,750
                                                             ------------
          INDUSTRIALS -- 11.91%
1,850,000 Cendant Corp......................................   45,121,500
1,100,000 Deluxe Corp.......................................   44,110,000
  647,800 Koninklijke Philips Electronics N.V. (NY Shares)..   18,773,244
1,150,000 Overnite Corp.....................................   26,450,000
1,050,000 Ryder System, Inc.................................   40,666,500
1,300,000 Tyco International Ltd............................   37,245,000
1,025,000 Union Pacific Corp................................   61,315,500
2,650,000 +United Rentals, Inc..............................   47,090,500
  450,000 United Technologies Corp..........................   38,835,000
1,300,000 Viad Corp.........................................   31,421,000
                                                             ------------
                                                              391,028,244
                                                             ------------
          INFORMATION TECHNOLOGY -- 9.40%
1,550,000 Harris Corp.......................................   75,035,500
  215,000 International Business Machines Corp..............   19,745,600
1,850,000 Nokia Oyj ADR.....................................   37,518,000
1,150,000 +Plantronics, Inc.................................   42,101,500
  400,000 Qualcomm, Inc.....................................   26,568,000
1,425,000 Texas Instruments, Inc............................   41,638,500
1,700,000 +Unisys Corp......................................   24,276,000
1,950,000 +Vishay Intertechnology, Inc......................   41,613,000
                                                             ------------
                                                              308,496,100
                                                             ------------
          RAW/INTERMEDIATE MATERIALS -- 5.96%
  300,000 Alcoa, Inc........................................   10,407,000
  950,000 Cambrex Corp......................................   25,555,000
  400,000 Eagle Materials, Inc., Class B....................   23,360,000
1,400,000 Georgia-Pacific Corp..............................   47,166,000
1,050,000 Lafarge North America, Inc........................   42,682,500
  800,000 PPG Industries, Inc...............................   46,640,000
                                                             ------------
                                                              195,810,500
                                                             ------------
          REAL ESTATE -- 1.57%
  413,200 +Capital Lease Funding, Inc.......................    5,297,224
1,100,000 ++Fieldstone Investment Corp......................   21,175,000
   70,300 Government Properties Trust, Inc..................      925,851

                      See Notes to Financial Statements.

Excelsior Funds, Inc.
Portfolio of Investments -- March 31, 2004
Value and Restructuring Fund -- (continued)

 Shares                                                          Value
---------                                                    --------------
COMMON STOCKS -- (continued)
          REAL ESTATE (continued)
1,900,000 +Host Marriott Corp............................... $   24,282,000
                                                             --------------
                                                                 51,680,075
                                                             --------------
          TELECOMMUNICATION -- 2.89%
1,400,000 America Movil S.A. de C.V., Series L ADR..........     54,110,000
1,650,000 +Nextel Communications, Inc., Class A.............     40,804,500
                                                             --------------
                                                                 94,914,500
                                                             --------------
          UTILITIES -- 2.34%
5,400,000 +Calpine Corp.....................................     25,218,000
  825,000 Duke Energy Corp..................................     18,645,000
  700,000 Public Service Enterprise Group, Inc..............     32,886,000
                                                             --------------
                                                                 76,749,000
                                                             --------------
          TOTAL COMMON STOCKS (Cost $2,249,937,303).........  3,106,999,769
                                                             --------------
FOREIGN COMMON STOCKS -- 1.62%
          ITALY -- 1.11%
4,500,000 Enel S.p.A........................................     36,387,723
                                                             --------------
          UNITED KINGDOM -- 0.51%
1,200,000 Severn Trent plc..................................     16,783,247
                                                             --------------
          TOTAL FOREIGN COMMON STOCKS (Cost $44,530,991)....     53,170,970
                                                             --------------
CONVERTIBLE PREFERRED STOCKS -- 2.46%
          CONSUMER DISCRETIONARY -- 1.39%
  995,000 +Adelphia Communications, Preferred Exchange,
           7.50%............................................      1,820,850
  825,000 Ford Motor Co. Capital Trust II, Preferred
           Exchange, 6.50%..................................     43,766,250
                                                             --------------
                                                                 45,587,100
                                                             --------------
          HEALTH CARE -- 1.07%
  650,000 Baxter International, Inc., Preferred Exchange,
           7.00%............................................     35,100,000
                                                             --------------
          TOTAL CONVERTIBLE PREFERRED STOCKS (Cost
           $83,101,192).....................................     80,687,100
                                                             --------------

 Principal
  Amount                                                           Value
-----------                                                    --------------
CONVERTIBLE BOND -- 0.60%
            UTILITIES -- 0.60%
$   600,000 *Centerpoint Energy, Inc., Convertible to 1.4250
             Shares, 2.00%, 09/15/29 (Cost $15,363,585)....... $   19,847,400
                                                               --------------
REPURCHASE AGREEMENT -- 0.86%
 28,289,000 JP Morgan Chase Securities, Inc. 0.72%, dated
             3/31/04, due 4/1/04, to be repurchased at
             $28,289,566 (collateralized by U.S. Government
             Agency Obligations, total market value
             $28,722,210) (Cost $28,289,000)..................     28,289,000
                                                               --------------

TOTAL INVESTMENTS (Cost $2,421,222,071)........... 100.18% $3,288,994,239
                                                   ------  --------------

Contracts
---------
CALL OPTIONS WRITTEN -- (0.04)%
 (4,000)  Qualcomm, Inc. Expires 4/16/04 strike price 65....     (940,000)
 (7,500)  Texas Instruments, Inc. Expires 4/16/04
           strike price 32.50...............................      (75,000)
 (3,500)  Vishay Intertechnology, Inc. Expires 4/16/04
           strike price 25..................................      (35,000)
   (385)  XM Satellite Radio Holdings, Inc. Expires 4/16/04
           strike price 25..................................     (123,200)
                                                             ------------

TOTAL CALL OPTIONS WRITTEN (Premiums received
 $(2,153,485))............................................     (1,173,200)
                                                           --------------
OTHER ASSETS AND LIABILITIES (NET)................  (0.14)     (4,727,237)
                                                   ------  --------------
NET ASSETS........................................ 100.00% $3,283,093,802
                                                   ======  ==============

--------
+ Non-income producing security
plc--public limited company
ADR--American Depositary Receipt
++Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2004, this security amounted to $21,175,000 or 0.65% of net assets.
* Variable Rate Security--The rate reported is the rate in effect as of March 31, 2004.

                      See Notes to Financial Statements.

Excelsior Funds Trust
Portfolio of Investments -- March 31, 2004
Mid Cap Value Fund

Shares                                                        Value
-------                                                    -----------
COMMON STOCKS -- 93.91%
        CONSUMER DISCRETIONARY -- 23.17%
 90,000 +Autozone, Inc.................................... $ 7,737,300
100,000 Best Buy Co., Inc.................................   5,172,000
140,000 Black & Decker Corp...............................   7,971,600
275,000 Brink's Co........................................   7,584,500
  2,250 +Cavco Industries, Inc............................      82,350
 90,000 Centex Corp.......................................   4,865,400
380,000 Limited Brands....................................   7,600,000
295,000 Newell Rubbermaid, Inc............................   6,844,000
150,000 Sherwin-Williams Co...............................   5,764,500
240,000 TJX Cos., Inc.....................................   5,894,400
115,000 +Zale Corp........................................   7,078,250
                                                           -----------
                                                            66,594,300
                                                           -----------
        CONSUMER STAPLES -- 1.86%
160,000 +Dean Foods Co....................................   5,344,000
                                                           -----------
        ENERGY -- 6.78%
120,000 Devon Energy Corp.................................   6,978,000
170,000 +Noble Corp.......................................   6,531,400
130,000 Occidental Petroleum Corp.........................   5,986,500
                                                           -----------
                                                            19,495,900
                                                           -----------
        FINANCIAL -- 13.78%
160,000 Ace Ltd...........................................   6,825,600
180,000 CIT Group, Inc....................................   6,849,000
800,000 +Instinet Group, Inc..............................   5,632,000
 80,000 Lehman Brothers Holdings, Inc.....................   6,629,600
125,000 RenaissanceRe Holdings Ltd........................   6,500,000
335,000 Sovereign Bancorp, Inc............................   7,175,700
                                                           -----------
                                                            39,611,900
                                                           -----------
        HEALTH CARE -- 8.22%
130,000 AmerisourceBergen Corp............................   7,108,400
330,000 Health Management Associates, Inc., Class A.......   7,659,300
195,000 +Shire Pharmaceuticals plc ADR....................   5,738,850
280,000 +Tenet Healthcare Corp............................   3,124,800
                                                           -----------
                                                            23,631,350
                                                           -----------
        INDUSTRIALS -- 12.38%
290,000 Cendant Corp......................................   7,073,100
  1,994 Eagle Materials, Inc..............................     117,347
  6,705 Eagle Materials, Inc., Class B....................     391,572
170,000 Lincoln Electric Holdings, Inc....................   4,763,400
170,000 Mueller Industries, Inc...........................   5,778,300
385,000 Onex Corp.........................................   4,754,750
450,000 +United Rentals, Inc..............................   7,996,500
120,000 York International Corp...........................   4,717,200
                                                           -----------
                                                            35,592,169
                                                           -----------
        INFORMATION TECHNOLOGY -- 8.31%
600,000 +3com Corp........................................   4,230,000
140,000 +Comverse Technology, Inc.........................   2,539,600
155,000 Harris Corp.......................................   7,503,550
 45,000 +National Semiconductor Corp......................   1,999,350
120,000 +Storage Technology Corp..........................   3,339,600

 Shares                                                          Value
----------                                                    ------------
COMMON STOCKS -- (continued)
           INFORMATION TECHNOLOGY -- (continued)
   310,000 Symbol Technologies, Inc.......................... $  4,278,000
                                                              ------------
                                                                23,890,100
                                                              ------------
           RAW/INTERMEDIATE MATERIALS -- 6.40%
   245,000 Aracruz Celulose S.A. ADR.........................    9,371,250
   210,000 Georgia-Pacific Corp..............................    7,074,900
   181,000 + Shaw Group, Inc.................................    1,962,040
                                                              ------------
                                                                18,408,190
                                                              ------------
           REAL ESTATE -- 2.05%
   145,000 St. Joe Co........................................    5,900,050
                                                              ------------
           TECHNOLOGY -- 2.00%
   270,000 +Vishay Intertechnology, Inc......................    5,761,800
                                                              ------------
           TELECOMMUNICATION -- 1.73%
   250,000 +IDT Corp.........................................    4,967,500
                                                              ------------
           UTILITIES -- 7.23%
   925,000 +Calpine Corp.....................................    4,319,750
   625,000 Centerpoint Energy, Inc...........................    7,143,750
   450,000 EL Paso Corp......................................    3,199,500
   130,000 Public Service Enterprise Group, Inc..............    6,107,400
                                                              ------------
                                                                20,770,400
                                                              ------------
           TOTAL COMMON STOCKS (Cost $208,989,987)...........  269,967,659
                                                              ------------
FOREIGN COMMON STOCK -- 1.93%
           NETHERLANDS -- 1.93%
   110,000 Hunter Douglas NV (Cost $4,053,755)...............    5,543,690
                                                              ------------
CONVERTIBLE PREFERRED STOCK -- 1.22%
           ENERGY -- 1.22%
   275,000 Williams Cos., Inc., Preferred Exchange,
            9.00% (Cost $2,753,988)..........................    3,503,500
                                                              ------------

Principal
 Amount
----------
REPURCHASE AGREEMENT -- 2.45%
$7,035,000 JP Morgan Chase Securities, Inc. 0.72%, dated
            3/31/04, due 4/1/04, to be repurchased at
            $7,035,141 (collateralized by U.S. Government
            Agency Obligations, total market value
            $7,142,750) (Cost $7,035,000)....................    7,035,000
                                                              ------------

TOTAL INVESTMENTS (Cost $222,832,730).............  99.51% $286,049,849
OTHER ASSETS AND LIABILITIES (NET)................   0.49     1,399,233
                                                   ------  ------------
NET ASSETS........................................ 100.00% $287,449,082
                                                   ======  ============

--------
+ Non-income producing security
plc--public limited company
ADR--American Depositary Receipt

                      See Notes to Financial Statements.

Excelsior Funds Trust
Portfolio of Investments -- March 31, 2004
Optimum Growth Fund

Shares                                                       Value
------                                                    -----------
COMMON STOCKS -- 98.18%
       CONSUMER DISCRETIONARY -- 28.45%
16,800 Anheuser Busch Cos., Inc.......................... $   856,800
23,100 Carnival Corp.....................................   1,037,421
21,700 Home Depot, Inc...................................     810,712
10,000 +Kohl's Corp......................................     483,300
16,200 Lowe's Cos., Inc..................................     909,306
 2,000 +Mohawk Industries, Inc...........................     164,700
31,400 News Corp., Ltd. ADR..............................     995,694
20,500 Petsmart, Inc.....................................     558,830
16,900 Procter & Gamble Co...............................   1,772,472
24,100 +Starbucks Corp...................................     909,775
28,200 +Univision Communications, Inc....................     930,882
 1,400 Viacom, Inc., Class B.............................      54,894
19,100 Wal-Mart Stores, Inc..............................   1,140,079
                                                          -----------
                                                           10,624,865
                                                          -----------
       CONSUMER STAPLES -- 3.95%
24,000 Coca-Cola Co......................................   1,207,200
 5,000 PepsiCo, Inc......................................     269,250
                                                          -----------
                                                            1,476,450
                                                          -----------
       ENERGY -- 0.17%
 1,500 +BJ Services Co...................................      64,905
                                                          -----------
       FINANCIAL -- 9.43%
 8,400 AMBAC Financial Group, Inc........................     619,752
 5,000 Fannie Mae........................................     371,750
 3,300 Freddie Mac.......................................     194,898
 9,400 Lehman Brothers Holdings, Inc.....................     778,978
15,800 SEI Investments Co................................     521,242
19,100 SLM Corp..........................................     799,335
 4,200 Wells Fargo & Co..................................     238,014
                                                          -----------
                                                            3,523,969
                                                          -----------
       HEALTH CARE -- 23.57%
 3,800 Abbott Laboratories...............................     156,180
14,200 +Amgen, Inc.......................................     825,588
12,000 +Boston Scientific Corp...........................     508,560
23,200 +Caremark Rx, Inc.................................     771,400
16,600 Eli Lilly & Co....................................   1,110,540
17,000 +Gilead Sciences, Inc.............................     948,090
 7,200 Guidant Corp......................................     456,264
14,010 Medtronic, Inc....................................     668,977
 7,900 +Patterson Dental Co..............................     542,019
25,020 Pfizer, Inc.......................................     876,951
16,300 Teva Pharmaceutical Industries ADR................   1,031,790
 2,400 UnitedHealth Group, Inc...........................     154,656
10,200 +Zimmer Holdings, Inc.............................     752,556
                                                          -----------
                                                            8,803,571
                                                          -----------
       INDUSTRIALS -- 6.14%
10,300 +Apollo Group, Inc., Class A......................     885,388
10,100 +Career Education Corp............................     572,064
26,300 General Electric Co...............................     802,676
   400 Illinois Tool Works, Inc..........................      31,692
                                                          -----------
                                                            2,291,820
                                                          -----------

 Shares                                                         Value
---------                                                    -----------
COMMON STOCKS -- (continued)
          INFORMATION TECHNOLOGY -- 22.18%
   9,800  +Affiliated Computer Services, Inc., Class A...... $   508,620
  20,900  Analog Devices, Inc...............................   1,003,409
  13,600  +Broadcom Corp., Class A..........................     532,712
  31,700  +Dell, Inc........................................   1,065,437
  16,300  +Electronic Arts, Inc.............................     879,548
   2,400  International Business Machines Corp..............     220,416
  14,300  +Kla-Tencor Corp..................................     720,005
  10,700  Microsoft Corp....................................     267,179
   4,200  Qualcomm, Inc.....................................     278,964
  18,100  +SAP AG ADR.......................................     711,511
  12,950  +Symantec Corp....................................     599,456
  30,700  Symbol Technologies, Inc..........................     423,660
  21,300  Texas Instruments, Inc............................     622,386
  16,800  +Veritas Software Corp............................     451,920
                                                             -----------
                                                               8,285,223
                                                             -----------
          TELECOMMUNICATION -- 4.25%
  24,700  America Movil S.A. de C.V., Series L ADR..........     954,655
  22,000  +UTStarcom, Inc...................................     632,720
                                                             -----------
                                                               1,587,375
                                                             -----------
          TRANSPORTATION -- 0.04%
     200  United Parcel Service, Inc........................      13,968
                                                             -----------
          TOTAL COMMON STOCKS (Cost $30,721,769)............  36,672,146
                                                             -----------

Principal
 Amount
---------
REPURCHASE AGREEMENT -- 1.55%
$578,000  JP Morgan Chase Securities, Inc. 0.72%, dated
           3/31/04, due 4/1/04, to be repurchased at
           $578,012 (collateralized by U.S. Government
           Agency Obligations, total market value
           $586,850) (Cost $578,000)........................     578,000
                                                             -----------

TOTAL INVESTMENTS (Cost $31,299,769)..............  99.73% $37,250,146
OTHER ASSETS AND LIABILITIES (NET)................   0.27       99,084
                                                   ------  -----------
NET ASSETS........................................ 100.00% $37,349,230
                                                   ======  ===========

--------
+ Non-income producing security
ADR--American Depositary Receipt
plc--public limited company

                      See Notes to Financial Statements.

Excelsior Funds Trust
Portfolio of Investments -- March 31, 2004
Income Fund

Principal                                                           Maturity
 Amount                                                       Rate    Date      Value
----------                                                    ----  -------- ------------
ASSET BACKED SECURITY -- 1.31%
$1,353,064 California Infrastructure PG&E, 1997-1 A8 (Cost
            $1,504,910)...................................... 6.48% 12/26/09 $  1,514,761
                                                                             ------------
COMMERCIAL MORTAGE-BACKED SECURITIES -- 18.95%
   589,958 *Asset Securitization Corp., 1997-D4 A4........... 7.23  04/14/29      701,555
 1,780,000 CS First Boston Mortgage Securities
            Corp., 2001-CK3 A2............................... 6.04  06/15/34    1,906,646
 1,920,226 DLJ Commercial Morgage Corp., 2000- CF1 A1A....... 7.45  06/10/33    2,159,168
 2,000,000 ++DLJ Mortgage Acceptance Corp., 1996-CF2 A3...... 7.38  11/12/21    2,187,302
 1,781,000 *GMAC Commercial Mortgage, 1999-C1 D.............. 6.86  05/15/33    2,028,171
 1,096,087 Merrill Lynch Mortgage Investors, Inc., 1995-C2 C. 6.96  06/15/21    1,170,659
 1,305,603 Morgan Stanley Dean Witter Capital I, 2000-LIFE A1 7.42  11/15/36    1,463,640
   173,845 Morgan Stanley Dean Witter Capital I, 2003-TOP9 A2 4.74  11/13/36      179,919
 2,050,704 Mortgage Capital Funding, Inc., 1997-MC2 D........ 7.12  11/20/27    2,314,050
   270,672 Mortgage Capital Funding, Inc., 1998-MC1 A1....... 6.42  03/18/30      281,451
   621,376 Mortgage Capital Funding, Inc., 1998-MC1 C........ 6.95  03/18/30      707,403
 2,670,476 Nomura Asset Securities Corp., 1995-MD3 A1B....... 8.15  04/04/27    2,787,780
   425,887 *Nomura Asset Securities Corp., 1998-D6 A4........ 7.14  03/15/30      517,181
 2,232,811 Salomon Brothers Mortgage Securities VII, 2001-C2
            A2............................................... 6.17  02/13/10    2,493,484
   964,217 Wachovia Bank Commercial Mortgage Trust, 2002-C1
            A4............................................... 6.29  04/15/34    1,095,429
                                                                             ------------
           TOTAL COMMERCIAL MORTGAGE- BACKED SECURITIES (Cost $21,195,764)..   21,993,838
                                                                             ------------
CORPORATE BONDS -- 29.77%
   516,650 Bank One Corp..................................... 7.88  08/01/10      631,605
 1,484,490 British Telecommunications plc.................... 8.88  12/15/30    1,980,650
   600,000 Caterpillar Financial Services Corp. MTN.......... 3.00  02/15/07      610,291

Principal                                                            Maturity
 Amount                                                        Rate    Date      Value
----------                                                    -----  -------- -----------
CORPORATE BONDS -- (continued)
           CIT Group, Inc.
$  223,416                                                     7.38% 04/02/07 $   253,914
   740,000                                                     2.88  09/29/06     749,877
 1,688,159 Countrywide Home Loans, Inc. MTN..................  4.25  12/19/07   1,769,624
 1,100,000 Credit Suisse First Boston (USA), Inc.............  3.88  01/15/09   1,125,734
 1,743,814 DaimlerChrysler NA Holding Corp...................  6.40  05/15/06   1,876,356
   308,593 Deutsche Telekom International Finance,
            Multi-Coupon Bond................................  8.50  06/15/10     378,861
   750,414 Ford Motor Co.....................................  7.45  07/16/31     749,476
   825,000 Ford Motor Credit Co..............................  6.88  02/01/06     877,492
   844,792 General Electric Capital Corp. MTN................  6.00  06/15/12     943,965
 1,171,558 General Motors Acceptance Corp....................  8.00  11/01/31   1,296,744
 1,221,117 Goldman Sachs Group, Inc..........................  6.13  02/15/33   1,259,090
 1,209,078 Household Finance Corp............................  8.00  07/15/10   1,481,158
   380,000 International Lease Finance Corp..................  4.50  05/01/08     399,024
   640,000 International Paper Co............................  5.50  01/15/14     663,917
 1,388,346 JP Morgan Chase & Co..............................  5.75  01/02/13   1,509,027
   532,010 Lehman Brothers Holdings, Inc.....................  8.25  06/15/07     622,454
 1,760,000 ++MBIA Global Funding, llc........................  2.88  11/30/06   1,774,990
   982,333 Mercantile Safe & Deposit Trust...................  6.10  05/17/04   1,006,891
 1,500,000 Merrill Lynch & Co. MTN...........................  5.00  02/03/14   1,536,183
 1,200,000 Metlife, Inc......................................  5.00  11/24/13   1,240,406
 1,200,000 Morgan Stanley....................................  4.75  04/01/14   1,180,321
 1,175,000 Nisource Finance Corp.............................  7.88  11/15/10   1,421,071
 1,900,000 Pepsi Bottling Group llc..........................  2.45  10/16/06   1,915,483
 4,851,000 Resolution Funding Corp. Principal Only STRIPS....    --  07/15/20   2,094,458
 1,375,000 Southwest Airlines Co.............................  5.50  11/01/06   1,475,856
           United Mexican States
   300,000                                                    10.38  02/17/09     386,625
   545,000                                                     6.63  03/03/15     593,505
   683,641 Weyerhaeuser Co...................................  6.88  12/15/33     742,885
                                                                              -----------
           TOTAL CORPORATE BONDS (Cost $32,843,167)..........................  34,547,933
                                                                              -----------
TAX-EXEMPT SECURITY -- 1.62%
 1,640,000 Michigan State Trunk Line, Series A (Cost
            $1,873,762)......................................  5.25  11/01/14   1,881,900
                                                                              -----------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 44.00%
 3,000,000 Fannie Mae........................................  6.19  10/09/19   1,285,470
           Federal Home Loan Mortgage Corporation
    24,197 Pool # C74339.....................................  5.00  12/01/32      24,335
 4,101,134 Pool # E96460.....................................  5.00  05/01/18   4,221,067
 1,359,654 Pool # M80779.....................................  5.00  11/01/09   1,398,481
 4,187,570 Pool # M80812.....................................  4.50  04/01/10   4,294,477

                      See Notes to Financial Statements.

Excelsior Funds Trust
Portfolio of Investments -- March 31, 2004
Income Fund -- (continued)

Principal                                                           Maturity
 Amount                                                       Rate    Date     Value
----------                                                    ----  -------- ----------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- (continued)
           Federal National Mortgage Association
$   30,421 Pool # 190319..................................... 6.50% 02/01/32 $   31,962
   556,985 Pool # 251502..................................... 6.50  02/01/13    593,011
    24,375 Pool # 252212..................................... 6.50  01/01/29     25,647
   263,694 Pool # 252806..................................... 7.50  10/01/29    282,727
    23,113 Pool # 254406..................................... 6.50  08/01/32     24,283
   421,938 Pool # 443194..................................... 5.50  10/01/28    434,200
     9,445 Pool # 450846..................................... 5.50  12/01/28      9,719
   615,624 Pool # 452035..................................... 5.50  11/01/28    633,514
     4,173 Pool # 454758..................................... 5.50  12/01/28      4,294
    16,721 Pool # 485994..................................... 5.50  01/01/29     17,206
    13,420 Pool # 502922..................................... 6.50  07/01/29     14,107
     3,248 Pool # 509676..................................... 6.50  08/01/29      3,414
    14,502 Pool # 535506..................................... 6.50  08/01/30     15,245
    11,263 Pool # 535911..................................... 6.50  05/01/31     11,837
    43,568 Pool # 535923..................................... 6.50  05/01/31     45,775
    19,106 Pool # 535933..................................... 6.50  05/01/31     20,074
    10,246 Pool # 545264..................................... 6.50  09/01/31     10,765
    49,678 Pool # 545759..................................... 6.50  07/01/32     52,193
     6,854 Pool # 547757..................................... 6.50  11/01/30      7,203
     2,942 Pool # 556702..................................... 6.50  11/01/30      3,092
    35,149 Pool # 559894..................................... 6.50  04/01/31     36,929
   964,531 Pool # 561435..................................... 5.50  11/01/29    992,560
     9,913 Pool # 562567..................................... 6.50  02/01/31     10,415
   553,582 Pool # 578543..................................... 5.50  04/01/31    567,593
     9,742 Pool # 583053..................................... 6.50  05/01/31     10,235
   118,059 Pool # 627259..................................... 5.50  02/01/32    121,025
 1,915,425 Pool # 632551..................................... 5.50  02/01/32  1,963,545
   789,343 Pool # 632576..................................... 5.50  02/01/32    809,259
 1,182,970 Pool # 645136..................................... 6.50  06/01/32  1,242,853
 2,092,277 Pool # 650173..................................... 5.00  11/01/32  2,103,618
    17,485 Pool # 662505..................................... 6.50  10/01/32     18,370
 5,984,054 Pool # 675859..................................... 6.00  01/01/33  6,230,701
   296,800 Pool # 689251..................................... 5.00  02/01/33    298,405
   376,613 Pool # 689256..................................... 5.00  02/01/33    378,650
 2,873,018 Pool # 704440..................................... 5.00  05/01/18  2,956,395
   137,464 Pool # 710585..................................... 5.50  05/01/33    140,922
   238,504 Pool # C74469..................................... 5.00  12/01/32    239,870
    47,192 Pool # C74676..................................... 5.00  12/01/32     47,462
 3,115,799 Freddie Mac....................................... 6.25  07/15/32  3,551,830
           Government National Mortgage Association ARM
    79,612 Pool # 80185...................................... 4.00  04/20/28     80,593
   381,970 Pool # 80205...................................... 4.00  06/20/28    386,643
   295,841 Pool # 80311...................................... 3.50  08/20/29    300,440
           Government National Mortgage Association
   122,929 Pool # 434772..................................... 9.00  06/15/30    134,964
   178,105 Pool # 471660..................................... 7.50  03/15/28    191,725
   308,492 Pool # 472028..................................... 6.50  05/15/28    326,123
   247,397 Pool # 475847..................................... 6.50  06/15/28    261,535
    24,538 Pool # 479087..................................... 8.00  01/15/30     26,822
   160,806 Pool # 479088..................................... 8.00  01/15/30    175,768
   359,675 Pool # 503711..................................... 7.00  05/15/29    383,500

 Principal                                                           Maturity
  Amount                                                       Rate    Date      Value
-----------                                                    ----  -------- -----------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- (continued)
            Government National Mortgage Association -- (continued)
$   194,392 Pool # 525556..................................... 8.00% 01/15/30 $   212,523
     42,534 Pool # 525945..................................... 9.00  07/15/30      46,698
  1,336,963 Pool # 575441..................................... 6.50  12/15/31   1,411,752
  2,126,412 Pool # 598127..................................... 5.50  03/15/18   2,231,212
  2,932,836 Pool # 607668..................................... 5.50  02/15/18   3,077,380
    388,912 Pool # 780086..................................... 8.50  11/15/17     430,697
  1,212,353 Pool # 780548..................................... 8.50  12/15/17   1,342,610
    905,179 Pool # 780865..................................... 9.50  11/15/17   1,014,704
    437,637 Pool # 781036..................................... 8.00  10/15/17     480,799
    671,735 Pool # 781084..................................... 9.00  12/15/17     751,345
    944,518 U.S. Treasury Inflationary Index Note............. 3.63  04/15/28   1,244,623
  2,968,118 U.S. Treasury Principal Only STRIPS...............   --  02/15/20   1,361,681
                                                                              -----------
            TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $49,872,065)....  51,058,872
                                                                              -----------

  Shares
-----------
SHORT-TERM INVESTMENTS -- 3.91%
  2,267,103 @Dreyfus Government Cash Management Fund.........................   2,267,103
  2,267,103 @Fidelity U.S. Treasury II Fund..................................   2,267,103
                                                                              -----------
            TOTAL SHORT-TERM INVESTMENTS (Cost $4,534,206)...................   4,534,206
                                                                              -----------

TOTAL INVESTMENTS (Cost $111,823,874).............    99.56% $ 115,531,510
OTHER ASSETS AND LIABILITIES (NET)................     0.44        511,599
                                                     ------  -------------
TOTAL NET ASSETS..................................   100.00% $ 116,043,109
                                                     ======  =============

--------
* Variable Rate Security--The rate reported is the rate in effect as of March 31, 2004.
++Security exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2004, these securities amounted to $3,962,292 or 3.41% of net assets.
plc--public limited company
MTN--Medium Term Note
Multi-Coupon Bond--Coupon rate may increase or decrease in response to a change in the quality rating by an independent rating agency.
llc--limited liability company
STRIPS--Separately Traded Registered Interest and Principal Securities
ARM--Adjustable Rate Mortgage
@ Registered Investment Company

                      See Notes to Financial Statements.

Excelsior Funds Trust
Portfolio of Investments -- March 31, 2004
Total Return Bond Fund

Principal                                                           Maturity
 Amount                                                       Rate    Date      Value
----------                                                    ----  -------- -----------
ASSET BACKED SECURITY -- 2.32%
$3,336,936 California Infrastructure PG&E, 1997-1 A8
            (Cost $3,362,522)................................ 6.48% 12/26/09 $ 3,735,714
                                                                             -----------
COMMERCIAL MORTAGE-BACKED SECURITIES -- 21.80%
 3,635,042 *Asset Securitization Corp., 1997- D4 A4.......... 7.23  04/14/29   4,322,651
 3,661,271 DLJ Commercial Morgage Corp., 2000-CF1 A1A........ 7.45  06/10/33   4,116,860
     3,458 LB Commercial Conduit Mortgage Trust, 1999- C1 A1. 6.41  06/15/31       3,683
 1,071,155 Morgan Stanley Dean Witter Capital I, 2003-TOP9 A2 4.74  11/13/36   1,108,581
 3,000,000 Mortgage Capital Funding, Inc., 1996-MC1 G........ 7.15  06/15/06   3,284,380
 3,054,296 Mortgage Capital Funding, Inc., 1997-MC2 D........ 7.12  11/20/27   3,446,520
 1,667,753 Mortgage Capital Funding, Inc., 1998-MC1 A1....... 6.42  03/18/30   1,734,165
 3,828,624 Mortgage Capital Funding, Inc., 1998-MC1 C........ 6.95  03/18/30   4,358,680
 2,624,113 *Nomura Asset Securities Corp., 1998-D6 A4........ 7.14  03/15/30   3,186,622
 5,162,189 Salomon Brothers Mortgage Securities VII, 2001-C2
            A2............................................... 6.17  02/13/10   5,764,856
 3,260,783 Wachovia Bank
            Commercial Mortgage Trust, 2002-C1 A4............ 6.29  04/15/34   3,704,514
                                                                             -----------
           TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $31,989,351)...  35,031,512
                                                                             -----------

Principal                                                           Maturity
 Amount                                                       Rate    Date      Value
----------                                                    ----  -------- -----------
CORPORATE BONDS -- 35.48%
$3,743,000 American Express Co............................... 5.50% 09/12/06 $ 4,041,493
 3,183,350 Bank One Corp..................................... 7.88  08/01/10   3,891,645
 2,615,510 British Telecommunications plc.................... 8.88  12/15/30   3,489,689
 1,376,584 CIT Group, Inc.................................... 7.38  04/02/07   1,564,496
 3,161,841 Countrywide Home Loans, Inc. MTN.................. 4.25  12/19/07   3,314,422
 2,796,186 DaimlerChrysler NA Holding Corp................... 6.40  05/15/06   3,008,716
 1,901,407 Deutsche Telekom International Finance, Multi-
            Coupon Bond...................................... 8.50  06/15/10   2,334,363
   559,586 Ford Motor Co..................................... 7.45  07/16/31     558,886
 2,563,000 Ford Motor Credit Co.............................. 7.50  03/15/05   2,693,198
 5,205,208 General Electric Capital Corp. MTN................ 6.00  06/15/12   5,816,263
           General Motors Acceptance Corp.
 2,398,442                                                    8.00  11/01/31   2,654,725
 1,493,000                                                    6.88  09/15/11   1,619,772
 1,608,883 Goldman Sachs Group, Inc.......................... 6.13  02/15/33   1,658,914
 2,060,922 Household Finance Corp............................ 8.00  07/15/10   2,524,693
 2,300,000 International Lease Finance Corp.................. 4.50  05/01/08   2,415,143
 1,776,654 JP Morgan Chase & Co.............................. 5.75  01/02/13   1,931,088
 3,277,990 Lehman Brothers Holdings, Inc..................... 8.25  06/15/07   3,835,265
 6,052,667 Mercantile Safe & Deposit Trust................... 6.10  05/17/04   6,203,984
 1,875,000 United Mexican States MTN......................... 6.38  01/16/13   2,030,625
 1,316,359 Weyerhaeuser Co................................... 6.88  12/15/33   1,430,435
                                                                             -----------
           TOTAL CORPORATE BONDS (Cost $52,476,957).........................  57,017,815
                                                                             -----------

                      See Notes to Financial Statements.

Excelsior Funds Trust
Portfolio of Investments -- March 31, 2004
Total Return Bond Fund -- (continued)

Principal                                                           Maturity
 Amount                                                       Rate    Date     Value
----------                                                    ----  -------- ----------
TAX-EXEMPT SECURITY -- 1.38%
$2,000,000 Arizona State, Water Infrastructure Finance
            Authority, Revenue Bonds, Series A (Cost
            $2,265,100)...................................... 5.00% 10/01/16 $2,210,000
                                                                             ----------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 35.19%
 8,000,000 Federal Farm Credit Bank, Discount Note........... 0.93  04/02/04  8,000,000
 4,128,647 Federal National Mortgage Association ARM
           Pool # 728826..................................... 4.12  07/01/33  4,220,852
           Federal National Mortgage Association
   187,441 Pool # 190319..................................... 6.50  02/01/32    196,936
   150,190 Pool # 252212..................................... 6.50  01/01/29    158,027
   142,414 Pool # 254406..................................... 6.50  08/01/32    149,623
 3,949,425 Pool # 255000..................................... 4.50  11/01/33  3,863,794
    82,686 Pool # 502922..................................... 6.50  07/01/29     86,922
    20,011 Pool # 509676..................................... 6.50  08/01/29     21,036
    89,354 Pool # 535506..................................... 6.50  08/01/30     93,931
    69,399 Pool # 535911..................................... 6.50  05/01/31     72,932
   268,448 Pool # 535923..................................... 6.50  05/01/31    282,046
   117,723 Pool # 535933..................................... 6.50  05/01/31    123,686
    63,130 Pool # 545264..................................... 6.50  09/01/31     66,328
    29,862 Pool # 545697..................................... 6.50  06/01/32     31,374
    45,034 Pool # 545699..................................... 6.50  06/01/32     47,314
   306,094 Pool # 545759..................................... 6.50  07/01/32    321,588
    42,231 Pool # 547757..................................... 6.50  11/01/30     44,381
    18,127 Pool # 556702..................................... 6.50  11/01/30     19,050
   216,572 Pool # 559894..................................... 6.50  04/01/31    227,542
    61,079 Pool # 562567..................................... 6.50  02/01/31     64,173
    16,779 Pool # 581332..................................... 6.50  05/01/31     17,629
    60,025 Pool # 583053..................................... 6.50  05/01/31     63,066
    14,349 Pool # 591237..................................... 6.50  08/01/31     15,076
   107,735 Pool # 662505..................................... 6.50  10/01/32    113,188
   952,018 Pool # 744600..................................... 4.50  09/01/33    931,377
 2,954,633 Pool # 746247..................................... 4.50  10/01/33  2,890,571
 5,124,201 Freddie Mac....................................... 6.25  07/15/32  5,841,292
           Government National Mortgage Association ARM
   490,531 Pool # 80185...................................... 4.00  04/20/28    496,576
   287,359 Pool # 80205...................................... 4.00  06/20/28    290,874
   563,966 Pool # 80311...................................... 3.50  08/20/29    572,734
           Government National Mortgage Association
 4,596,239 Pool # 3414....................................... 5.00  07/20/33  4,628,688
     8,205 Pool # 356873..................................... 6.50  05/15/23      8,662
   151,194 Pool # 479087..................................... 8.00  01/15/30    165,262
   990,810 Pool # 479088..................................... 8.00  01/15/30  1,082,997

Principal                                                           Maturity
 Amount                                                       Rate    Date      Value
----------                                                    ----  -------- -----------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- (continued)
$7,339,085 U.S. Treasury Inflation Indexed Note.............. 3.88% 01/15/09 $ 8,525,668
           U.S. Treasury Principal Only STRIPS
11,130,000                                                      --  05/15/17   6,049,823
14,736,882                                                      --  02/15/20   6,760,825
                                                                             -----------
           TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $54,588,663)....  56,545,843
                                                                             -----------

 Shares
----------
SHORT-TERM INVESTMENTS -- 4.82%
 3,873,206 @Dreyfus Government Cash Management Fund.........................   3,873,206
 3,873,205 @Fidelity U.S. Treasury II Fund..................................   3,873,205
                                                                             -----------
           TOTAL SHORT-TERM INVESTMENTS (Cost $7,746,411)...................   7,746,411
                                                                             -----------

TOTAL INVESTMENTS (Cost $152,429,004)..................... 100.99% $162,287,295
OTHER ASSETS AND LIABILITIES (NET)........................  (0.99)   (1,595,131)
                                                   -   -   ------  ------------
NET ASSETS................................................ 100.00% $160,692,164
                                                   =   =   ======  ============

--------
* Variable Rate Security. The rate reported is the rate in effect as of March 31, 2004.
plc--public limited company
MTN--Medium Term Note
Multi-Coupon Bond--Coupon rate may increase or decrease in response to a change in the quality rating by an independent rating agency.
Discount Note--The rate reported is the discount rate at time of purchase.
ARM--Adjustable Rate Mortgage
STRIPS--Separately Traded Registered Interest and Principal Securities
@ Registered Investment Company

                      See Notes to Financial Statements.

Excelsior Funds Trust
Portfolio of Investments -- March 31, 2004
International Equity Fund

Shares                                                        Value
-------                                                    -----------
COMMON STOCKS -- 94.42%
        AUSTRALIA -- 0.64%
  8,667 Rio Tinto Ltd..................................... $   227,685
                                                           -----------
        BELGIUM -- 3.10%
 16,800 Dexia.............................................     290,689
  1,500 Electrabel........................................     488,488
 15,200 Fortis............................................     323,151
                                                           -----------
                                                             1,102,328
                                                           -----------
        BRAZIL -- 0.80%
  7,400 Aracruz Celulose S.A. ADR.........................     283,050
                                                           -----------
        CANADA -- 2.52%
 25,300 Barrick Gold Corp.................................     601,634
 10,755 Suncor Energy, Inc................................     294,356
                                                           -----------
                                                               895,990
                                                           -----------
        CHILE -- 0.51%
  4,100 Vina Concha y Toro S.A. ADR.......................     181,630
                                                           -----------
        CHINA -- 1.50%
320,000 +CNOOC Ltd........................................     136,566
  1,649 Huaneng Power International, Inc. ADR.............     129,150
303,200 People's Food Holdings Ltd........................     269,511
                                                           -----------
                                                               535,227
                                                           -----------
        FINLAND -- 0.76%
 26,400 Fortum Oyj........................................     269,925
                                                           -----------
        FRANCE -- 5.67%
  5,600 Aventis S.A.......................................     430,459
 10,600 BNP Paribas.......................................     647,800
  5,900 +Cie Generale De Geophysique S.A..................     265,731
  3,679 TotalFinaElf S.A..................................     675,456
                                                           -----------
                                                             2,019,446
                                                           -----------
        GERMANY -- 6.35%
  2,300 Adidas-Salomon AG.................................     267,497
  2,700 Depfa Bank plc....................................     424,708
 11,900 Fielmann AG.......................................     631,022
  3,157 Muenchener Rueckversicherungs AG..................     350,603
 53,950 +SGL Carbon AG....................................     586,747
                                                           -----------
                                                             2,260,577
                                                           -----------
        GREECE -- 0.66%
 16,600 Hellenic Telecommunications Organization S.A......     234,189
                                                           -----------

Shares                                                        Value
-------                                                    -----------
COMMON STOCKS -- (continued)
        HONG KONG -- 1.22%
141,100 Cafe de Coral Holdings Ltd........................ $   143,072
430,800 Convenience Retail Asia Ltd.......................     143,764
 85,300 Hong Kong & China Gas.............................     147,256
                                                           -----------
                                                               434,092
                                                           -----------
        INDIA -- 2.68%
 20,229 +Gujarat Ambuja Cements Ltd. GDR..................     137,577
 13,900 @India Fund, Inc..................................     365,570
 11,600 ++State Bank of India GDR.........................     452,400
                                                           -----------
                                                               955,547
                                                           -----------
        INDONESIA -- 1.15%
  6,000 Freeport-McMoRan Copper & Gold, Inc., Class B.....     234,540
215,200 PT Telekomunikasi Indonesia.......................     175,909
                                                           -----------
                                                               410,449
                                                           -----------
        IRELAND -- 2.44%
 54,401 Anglo Irish Bank Corp. plc........................     869,094
                                                           -----------
        ITALY -- 4.94%
 22,700 +Autogrill S.p.A..................................     327,220
246,400 Cassa di Risparmio di Firenze S.p.A...............     442,089
 38,450 ENI S.p.A.........................................     773,030
 12,950 Permasteelisa S.p.A...............................     216,116
                                                           -----------
                                                             1,758,455
                                                           -----------
        JAPAN -- 19.74%
  4,300 Aflac, Inc........................................     172,602
    100 Can Do Co., Ltd...................................     257,606
  5,400 Canon, Inc........................................     279,771
 52,046 +Chiyoda Corp.....................................     375,706
 12,000 Daikin Industries Ltd.............................     302,206
  4,200 Don Quijote Co., Ltd..............................     278,560
     41 Faith Inc.........................................     284,933
 15,100 Hitachi High-Technologies Corp....................     240,648
 12,600 Honda Motor Co., Ltd. ADR.........................     291,564
 32,200 Japan Securities Finance Co., Ltd.................     205,515
 11,900 JSR Corp..........................................     255,078
  1,400 Keyence Corp......................................     341,270
     17 Millea Holdings, Inc..............................     264,719
 25,000 Mimasu Semiconductor Industry Co., Ltd............     363,339
     41 Mitsubishi Tokyo Financial Group, Inc.............     405,921

                      See Notes to Financial Statements.

Excelsior Funds Trust
Portfolio of Investments -- March 31, 2004
International Equity Fund -- (continued)

Shares                                                      Value
------                                                    ----------
COMMON STOCKS -- (continued)
       JAPAN -- (continued)
57,500 Mitsui Osk Lines Ltd.............................. $  296,246
25,800 Nissan Motor Co., Ltd.............................    288,912
 9,000 Nomura Holdings Inc...............................    163,935
40,600 Sharp Corp........................................    725,481
27,500 Sumitomo Trust & Banking Co., Ltd.................    183,184
26,000 Toppan Printing Co., Ltd..........................    335,137
13,800 Toys R Us Japan Ltd...............................    343,557
24,900 Yokogawa Electric Corp............................    369,545
                                                          ----------
                                                           7,025,435
                                                          ----------
       MEXICO -- 0.72%
 7,300 Telefonos de Mexico S.A. de C.V., Class L, ADR....    254,843
                                                          ----------
       NETHERLANDS -- 1.78%
17,100 +ASML Holding NV..................................    313,322
 8,000 Heineken NV.......................................    320,497
                                                          ----------
                                                             633,819
                                                          ----------
       NORWAY -- 2.12%
79,600 Telenor ASA.......................................    551,856
28,200 +Yara International ASA...........................    204,543
                                                          ----------
                                                             756,399
                                                          ----------
       RUSSIA -- 2.30%
 4,480 Lukoil Co. ADR....................................    556,416
 3,400 MMC Norilsk Nickel ADR............................    261,120
                                                          ----------
                                                             817,536
                                                          ----------
       SOUTH KOREA -- 2.51%
20,114 Kortek Corp.......................................     76,933
 1,640 Samsung Electronics...............................    818,248
                                                          ----------
                                                             895,181
                                                          ----------
       SPAIN -- 2.52%
 6,900 Fomento de Construcciones Y Contratas S.A.........    250,736
12,700 Repsol YPF S.A....................................    263,134
25,258 Telefonica S.A....................................    382,097
                                                          ----------
                                                             895,967
                                                          ----------
       SWEDEN -- 0.49%
43,900 +Ortivus AB.......................................    172,892
                                                          ----------

Shares                                                        Value
-------                                                    -----------
COMMON STOCKS -- (continued)
        SWITZERLAND -- 6.47%
  2,100 +Banque Cantonale Vaudoise........................ $   290,918
     29 Lindt & Spruengli AG (Registered Shares)..........     291,293
 10,260 Novartis AG (Registered Shares)...................     435,717
  7,000 Roche Holding AG..................................     683,783
  8,100 UBS AG (Registered Shares)........................     601,658
                                                           -----------
                                                             2,303,369
                                                           -----------
        TAIWAN -- 2.54%
 23,900 +AU Optronics Corp. ADR...........................     499,510
 33,100  @iShares MSCI Taiwan Index Fund..................     403,158
                                                           -----------
                                                               902,668
                                                           -----------
        THAILAND -- 2.33%
594,500 Dhipaya Insurance plc (Foreign Shares)............     275,385
 36,300 Siam Cement Public Co., Ltd. (Foreign Shares).....     230,975
149,000 Siam Commercial Bank Public Co., Ltd. (Foreign
         Shares)..........................................     168,758
263,900 Thai Union Frozen Products Public Co., Ltd.
         (Foreign Shares).................................     155,828
                                                           -----------
                                                               830,946
                                                           -----------
        UNITED KINGDOM -- 15.96%
 27,400 Alliance Unichem plc..............................     292,323
110,236 BAE Systems plc...................................     407,220
 83,000 BG Group plc......................................     496,141
 18,900 Carpetright plc...................................     349,090
 47,100 Davis Service Group plc...........................     321,148
 96,200 +easyJet plc......................................     542,780
 19,099 GlaxoSmithKline plc...............................     374,880
 49,300 Lloyds TSB Group plc..............................     374,656
 14,580 Reckitt Benckiser plc.............................     360,404
 16,311 Royal Bank of Scotland Group plc..................     497,021
 91,463 Serco Group plc...................................     366,448
 90,700 +Stolt Offshore S.A...............................     264,206
277,143 Vodafone Group plc................................     655,785
 82,600 William Morrison Supermarkets.....................     379,896
                                                           -----------
                                                             5,681,998
                                                           -----------
        TOTAL COMMON STOCKS (Cost $26,516,801)............  33,608,737
                                                           -----------

                      See Notes to Financial Statements.

Excelsior Funds Trust
Portfolio of Investments -- March 31, 2004
International Equity Fund -- (continued)

 Shares                                                        Value
---------                                                    ----------
PREFERRED STOCKS -- 2.92%
          GERMANY -- 2.25%
     340  Porsche AG........................................ $  205,161
  15,900  Prosieben SAT.1 Media AG..........................    314,586
   6,600  Rhoen Klinikum AG-Vorzugsakt......................    281,524
                                                             ----------
                                                                801,271
                                                             ----------
          SOUTH KOREA -- 0.67%
  10,900  Hyundai Motor Co., Ltd............................    240,067
                                                             ----------
          TOTAL PREFERRED STOCKS (Cost $705,603)............  1,041,338
                                                             ----------

Principal
 Amount
---------
REPURCHASE AGREEMENT -- 2.54%
$905,000  JP Morgan Chase Securities, Inc. 0.72%, dated
           3/31/04, due 4/1/04, to be repurchased at
           $905,018 (collateralized by U.S. Government
           Agency Obligations, total market value
           $918,853) (Cost $905,000)........................    905,000
                                                             ----------

TOTAL INVESTMENTS (Cost $28,127,404)..............  99.88% $35,555,075
OTHER ASSETS AND LIABILITIES (NET)................   0.12       43,080
                                                   ------  -----------
NET ASSETS........................................ 100.00% $35,598,155
                                                   ======  ===========

--------
ADR--American Depositary Receipt
+ Non-income producing security
plc--public liability company
GDR--Global Depositary Receipt
@ Registered Investment Company
++Security exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2004, these securities amounted to $452,400 or 1.27% of net assets.

                              % of
                              Net
Sector Diversification       Assets  Market Value
----------------------       ------  ------------
Financials..................  21.91% $ 7,798,879
Consumer Discretionary......  13.48    4,796,958
Technology..................   9.00    3,203,933
Energy......................   8.61    3,065,324
Capital Goods...............   7.56    2,692,845
Health Care.................   7.50    2,671,577
Telecommunications..........   7.22    2,569,265
Consumer Staples............   6.38    2,269,584
Utilities...................   6.10    2,173,001
Materials...................   3.72    1,324,979
Industrials.................   3.50    1,244,704
Repurchase Agreement........   2.54      905,000
Transportation..............   2.36      839,026
                             ------  -----------
 TOTAL INVESTMENTS..........  99.88% $35,555,075
Other Assets and Liabilities
 (Net)......................   0.12       43,080
                             ------  -----------
 NET ASSETS................. 100.00% $35,598,155
                             ======  ===========

                      See Notes to Financial Statements.

Excelsior Funds Trust
Portfolio of Investments -- March 31, 2004
High Yield Fund

Principal                                 Maturity
 Amount                             Rate    Date      Value
----------                         -----  -------- ------------
CORPORATE BONDS -- 96.64%
           ADVANCED MATERIALS/PRODUCTS -- 1.32%
$2,215,000 Hexcel Corp............  9.75% 01/15/09 $  2,303,600
                                                   ------------
           ADVERTISING SERVICES -- 1.32%
 1,000,000 ++Dex Media West llc --
            Dex Media Finance
            Co....................  9.88  08/15/13    1,110,000
 1,000,000 ++RH Donnelley Finance
            Corp.................. 10.88  12/15/12    1,192,500
                                                   ------------
                                                      2,302,500
                                                   ------------
           AGRICULTURAL CHEMICALS -- 2.95%
 2,500,000 IMC Global, Inc.,
            Series B.............. 11.25  06/01/11    2,962,500
 2,000,000 Terra Capital, Inc..... 11.50  06/01/10    2,180,000
                                                   ------------
                                                      5,142,500
                                                   ------------
           AUTO - MEDIUM & HEAVY DUTY
            TRUCKS -- 1.21%
 2,055,000 Navistar International
            Corp..................  8.00  02/01/08    2,111,512
                                                   ------------
           AUTO/TRUCK PARTS & EQUIPMENT -- 3.80%
           Collins & Aikman Products
 1,000,000                         11.50  04/15/06      982,500
 1,000,000                         10.75  12/31/11    1,027,500
 2,000,000 Dana Corp..............  9.00  08/15/11    2,405,000
 2,000,000 Visteon Corp...........  8.25  08/01/10    2,202,500
                                                   ------------
                                                      6,617,500
                                                   ------------
           BROADCAST SERVICE/PROGRAMS -- 0.60%
 1,000,000 Liberty Media Corp.....  5.70  05/15/13    1,044,045
                                                   ------------
           CABLE TV -- 1.69%
 1,000,000 Charter
            Communications
            Holdings llc..........  8.63  04/01/09      825,000
 2,000,000 CSC Holdings, Inc.,
            Series B..............  7.63  04/01/11    2,110,000
                                                   ------------
                                                      2,935,000
                                                   ------------
           CASINO HOTELS -- 8.09%
 2,000,000 Ameristar Casinos,
            Inc................... 10.75  02/15/09    2,312,500
 2,000,000 Aztar Corp.............  8.88  05/15/07    2,070,000
           Caesars Entertainment
 1,000,000                          9.38  02/15/07    1,127,500
 2,000,000                          8.88  09/15/08    2,285,000
 1,500,000 Coast Hotels &
            Casino................  9.50  04/01/09    1,575,000
 2,000,000 MGM Mirage, Inc........  8.50  09/15/10    2,335,000
   500,000 ++Station Casinos......  6.88  03/01/16      513,750

Principal                                 Maturity
 Amount                             Rate    Date      Value
----------                         -----  -------- ------------
CORPORATE BONDS -- (continued)
           CASINO HOTELS -- (continued)
$1,680,000 Sun International
            Hotels................  8.88% 08/15/11 $  1,864,800
                                                   ------------
                                                     14,083,550
                                                   ------------
           CELLULAR TELECOM -- 1.21%
 1,000,000 Nextel
            Communications,
            Inc...................  7.38  08/01/15    1,082,500
 1,000,000 Western Wireless
            Corp..................  9.25  07/15/13    1,027,500
                                                   ------------
                                                      2,110,000
                                                   ------------
           CHEMICALS - DIVERSIFIED -- 2.41%
 2,000,000 Equistar Chemicals L.P.
            -- Equistar Funding
            Corp.................. 10.63  05/01/11    2,155,000
 2,000,000 Lyondell Chemical
            Co....................  9.50  12/15/08    2,045,000
                                                   ------------
                                                      4,200,000
                                                   ------------
           CHEMICALS - PLASTICS -- 0.59%
 1,000,000 PolyOne Corp........... 10.63  05/15/10    1,022,500
                                                   ------------
           COAL -- 1.18%
 2,000,000 Massey Energy Co.......  6.95  03/01/07    2,060,000
                                                   ------------
           COMMERCIAL SERVICES -- 0.60%
 1,000,000 Iron Mountain, Inc.....  7.75  01/15/15    1,050,000
                                                   ------------
           COMPUTER SERVICES -- 0.59%
 1,000,000 Unisys Corp............  7.88  04/01/08    1,028,750
                                                   ------------
           CONSUMER PRODUCTS -- 0.63%
 1,000,000 Armkel Finance.........  9.50  08/15/09    1,097,500
                                                   ------------
           CONTAINERS - METAL/GLASS -- 4.69%
 2,500,000 Ball Corp..............  6.88  12/15/12    2,703,125
 3,000,000 Crown Europen
            Holdings S.A.......... 10.88  03/01/13    3,495,000
 1,000,000 Owens-Illinois, Inc....  7.15  05/15/05    1,035,000
 1,000,000 US Can Corp.,
            Series B.............. 12.38  10/01/10      935,000
                                                   ------------
                                                      8,168,125
                                                   ------------
           CONTAINERS - PAPER/PLASTIC -- 0.93%
 2,000,000 Radnor Holdings,
            Inc................... 11.00  03/15/10    1,620,000
                                                   ------------
           DISTRIBUTION/WHOLESALE -- 0.59%
 1,000,000 ++Nebraska Book Co.....  8.63  03/15/12    1,030,000
                                                   ------------

                      See Notes to Financial Statements.

Excelsior Funds Trust
Portfolio of Investment -- March 31, 2004
High Yield Fund -- (continued)

Principal                               Maturity
 Amount                           Rate    Date      Value
----------                       -----  -------- ------------
CORPORATE BONDS -- (continued)
           ELECTRIC - GENERATION -- 1.87%
$3,000,000 AES Corp.............  9.50% 06/01/09 $  3,255,000
                                                 ------------
           ELECTRIC - INTEGRATED -- 5.29%
 3,000,000 CMS Energy Corp......  9.88  10/15/07    3,307,500
 2,000,000 Illinois Power Co.... 11.50  12/15/10    2,410,000
 3,305,000 PSEG Energy Holdings,
            Inc.................  7.75  04/16/07    3,495,038
                                                 ------------
                                                    9,212,538
                                                 ------------
           ELECTRONIC COMPONENTS - SEMICONDUCTORS
            -- 0.63%
 1,000,000 Fairchild
            Semiconductor....... 10.50  02/01/09    1,103,750
                                                 ------------
           ELECTRONICS - MILITARY -- 0.59%
 1,000,000 ++L-3 Communications
            Corp................  6.13  01/15/14    1,027,500
                                                 ------------
           FINANCE - OTHER SERVICES -- 1.26%
 2,000,000 IOS Capital llc......  7.25  06/30/08    2,185,000
                                                 ------------
           FUNERAL SERVICES & RELATED ITEMS -- 1.23%
 2,000,000 Service Corp.
            International.......  7.70  04/15/09    2,145,000
                                                 ------------
           GAMBLING - NON-HOTEL -- 4.12%
 1,000,000 Argosy Gaming Co..... 10.75  06/01/09    1,055,000
 1,000,000 Horseshoe Gaming
            Holdings Corp.......  8.63  05/15/09    1,047,500
 2,000,000 Isle of Capri Casinos  8.75  04/15/09    2,087,500
 2,000,000 Penn National Gaming,
            Inc.................  8.88  03/15/10    2,180,000
   750,000 ++River Rock
            Entertainment.......  9.75  11/01/11      810,000
                                                 ------------
                                                    7,180,000
                                                 ------------
           GAS - DISTRIBUTION -- 1.22%
 2,000,000 SEMCO Energy, Inc....  7.75  05/15/13    2,130,000
                                                 ------------
           HOME FURNISHINGS -- 0.58%
 1,000,000 ++Sealy Mattress Co..  8.25  06/15/14    1,004,892
                                                 ------------
           HOTELS & MOTELS -- 1.60%
           Extended Stay America
 1,500,000                        9.88  06/15/11    1,762,500
 1,000,000                        9.15  03/15/08    1,030,000
                                                 ------------
                                                    2,792,500
                                                 ------------
           LIFE/HEALTH INSURANCE -- 1.26%
 2,000,000 ++Americo Life, Inc..  7.88  05/01/13    2,192,500
                                                 ------------
           MACHINE TOOLS & RELATED
            PRODUCTS -- 0.73%
 1,250,000 ++Thermadyne Holdings
            Corp................  9.25  02/01/14    1,275,000
                                                 ------------

Principal                               Maturity
 Amount                           Rate    Date      Value
----------                       -----  -------- ------------
CORPORATE BONDS -- (continued)
           MACHINERY - FARM -- 1.26%
$2,000,000 AGCO Corp............  9.50% 05/01/08 $  2,195,000
                                                 ------------
           MEDICAL - WHOLESALE DRUG
            DISTRIBUTION -- 0.63%
 1,000,000 Amerisourcebergen
            Corp................  7.25  11/15/12    1,087,500
                                                 ------------
           METAL - ALUMINUM -- 5.03%
 2,500,000 Century Aluminum
            Co.................. 11.75  04/15/08    2,800,000
12,533,000 ++Ormet Corp.,
            In Default.......... 11.00  08/15/08    5,953,175
                                                 ------------
                                                    8,753,175
                                                 ------------
           MISCELLANEOUS MANUFACTURING -- 1.52%
 2,000,000 IPC Acquisition
            Corp................ 11.50  12/15/09    2,100,000
   500,000 Reddy Ice Group,
            Inc.................  8.88  08/01/11      536,250
                                                 ------------
                                                    2,636,250
                                                 ------------
           MULTI-LINE INSURANCE -- 1.87%
 3,128,000 Allmerica Financial
            Corp................  7.63  10/15/25    3,253,120
                                                 ------------
           NON-HAZARDOUS WASTE DISPOSAL -- 1.23%
 2,000,000 Allied Waste North
            America, Series B... 10.00  08/01/09    2,145,000
                                                 ------------
           OFFICE AUTOMATION & EQUIPMENT -- 0.92%
 1,500,000 Xerox Corp...........  7.63  06/15/13    1,597,500
                                                 ------------
           OIL - EXPLORATION & PRODUCTION -- 0.95%
 1,500,000 Chesapeake Energy
            Corp................  7.50  09/15/13    1,657,500
                                                 ------------
           OIL REFINING & MARKETING -- 2.01%
 3,000,000 Premcor Refining
            Group, Inc..........  9.50  02/01/13    3,495,000
                                                 ------------
           PAPER & RELATED PRODUCTS -- 6.10%
           Caraustar Industries, Inc.
 1,000,000                        9.88  04/01/11    1,000,000
 2,000,000                        7.38  06/01/09    2,040,000
 1,000,000 Norske Skog Canada,
            Series D............  8.63  06/15/11    1,075,000
 3,000,000 Pacifica Papers, Inc. 10.00  03/15/09    3,165,000
 2,000,000 Stone Container
            Corp................  9.75  02/01/11    2,235,000
 1,080,000 ++Stone Container
            Finance............. 11.50  08/15/06    1,107,000
                                                 ------------
                                                   10,622,000
                                                 ------------

                      See Notes to Financial Statements.

Excelsior Funds Trust
Portfolio of Investments -- March 31, 2004
High Yield Fund -- (continued)

Principal                                 Maturity
 Amount                             Rate    Date      Value
----------                         -----  -------- ------------
CORPORATE BONDS --(continued)
           PHYSICIANS PRACTICE MANAGEMENT -- 0.29%
$  500,000 Ameripath, Inc......... 10.50% 04/01/13 $    510,000
                                                   ------------
           PRIVATE CORRECTIONS -- 0.30%
   500,000 Geo Group, Inc.........  8.25  07/15/13      527,500
                                                   ------------
           RADIO -- 1.47%
 2,450,000 Emmis Communications
            Corp., Series B.......  8.13  03/15/09    2,551,063
                                                   ------------
           REAL ESTATE INVESTMENT TRUST -- 0.65%
 1,000,000 La Quinta Corp.........  8.88  03/15/11    1,130,000
                                                   ------------
           RENTAL AUTO/EQUIPMENT -- 1.12%
 2,000,000 ++United Rentals, Inc..  7.75  11/15/13    1,950,000
                                                   ------------
           RETAIL - ARTS & CRAFTS -- 1.27%
 2,000,000 Michaels Stores, Inc...  9.25  07/01/09    2,202,500
                                                   ------------
           RETAIL - DISCOUNT -- 0.56%
 1,000,000 Shopko Stores..........  9.25  03/15/22      975,000
                                                   ------------
           RETAIL - MAJOR DEPARTMENT STORE -- 1.00%
 1,000,000 JC Penney Co., Inc.....  8.00  03/01/10    1,172,500
   500,000 Saks, Inc..............  8.25  11/15/08      562,500
                                                   ------------
                                                      1,735,000
                                                   ------------
           SATELLITE TELECOM -- 1.50%
   500,000 ++Inmarsat Finance plc.  7.63  06/30/12      521,250
 2,000,000 PanAmSat Corp..........  8.50  02/01/12    2,090,000
                                                   ------------
                                                      2,611,250
                                                   ------------
           SEISMIC DATA COLLECTION -- 1.86%
 3,000,000 Compagnie Generale de
            Geophysique S.A....... 10.63  11/15/07    3,240,000
                                                   ------------
           SOAP & CLEANING PREPARATION -- 1.25%
 2,000,000 Johnsondiversey, Inc.,
            Series B..............  9.63  05/15/12    2,180,000
                                                   ------------
           STEEL - PRODUCERS -- 2.36%
 2,000,000 AK Steel Corp..........  7.75  06/15/12    1,785,000
 2,000,000 United States Steel llc 10.75  08/01/08    2,330,000
                                                   ------------
                                                      4,115,000
                                                   ------------
           TELEPHONE - INTEGRATED -- 3.63%
   500,000 Cincinnati Bell
            Telephone Co.
            MTN...................  6.33  12/30/05      492,500
 3,000,000 Cincinnati Bell, Inc...  8.38  01/15/14    2,940,000
   500,000 Eircom Funding.........  8.25  08/15/13      557,500
 2,000,000 ++Qwest Services Corp.. 13.50  12/15/10    2,325,000
                                                   ------------
                                                      6,315,000
                                                   ------------

Principal                                Maturity
 Amount                            Rate    Date      Value
----------                         ----  -------- ------------
CORPORATE BONDS --(continued)
           TRANSPORTATION - MARINE -- 1.96%
$3,000,000 Overseas Shipholding
            Group................. 8.75% 12/01/13 $  3,408,750
                                                  ------------
           TRANSPORTATION - RAIL -- 1.12%
 1,750,000 Kansas City Southern... 9.50  10/01/08    1,942,500
                                                  ------------
           TOTAL CORPORATE
            BONDS
            (Cost $165,287,388)...                 168,266,370
                                                  ------------
U.S. GOVERNMENT & AGENCY OBLIGATION -- 1.90%
 3,300,000 Federal Home Loan Bank,
            Discount Note
            (Cost $3,299,917)..... 0.90  04/01/04    3,299,917
                                                  ------------
                                                     3,299,917
                                                  ------------

 Shares
----------
WARRANTS -- 0.00%
     8,500 +Mikohn Gaming Corp.,
            Expires 08/15/08
            (Cost $17,500)..............                 3,400
                                                  ------------

TOTAL INVESTMENTS (Cost $168,604,805).............  98.54% $171,569,687
OTHER ASSETS AND LIABILITIES (NET)................   1.46     2,547,060
                                                   ------  ------------
NET ASSETS........................................ 100.00% $174,116,747
                                                   ======  ============

--------
++Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2004, these securities amounted to $22,012,567 or 12.64% of net assets.
llc--Limited Liability Company
L.P.--Limited Partnership
In Default--Security in default on interest payments.
plc--public limited company
MTN--Medium Term Note
Discount Note--The rate reported on the Portfolio of Investments is the discount rate at the time of purchase.
+ Non-income producing security.

                      See Notes to Financial Statements.

Excelsior Funds
Statements of Assets and Liabilities
March 31, 2004


                                                                              Value and       Mid Cap      Optimum
                                                                Equity      Restructuring      Value       Growth
                                                                 Fund           Fund           Fund         Fund
                                                             ------------  --------------  ------------  -----------
ASSETS:
 Investments, at cost - see accompanying Portfolios of
  Investments............................................... $ 63,512,208  $2,421,222,071  $222,832,730  $31,299,769
                                                             ============  ==============  ============  ===========
 Investments, in securities, at value (excluding repurchase
  agreements) (Note 1a)..................................... $ 72,698,882  $3,260,705,239  $279,014,849  $36,672,146
 Repurchase agreements, at value (Note 1g)..................      112,000      28,289,000     7,035,000      578,000
 Cash.......................................................          214         196,895           703          222
 Dividends receivable.......................................       72,138       4,231,873       122,360       23,045
 Interest receivable........................................            2             566           141           12
 Receivable for investment securities sold..................      433,946       5,474,694     1,028,437           --
 Unrealized appreciation on forward foreign currency
  exchange contracts (Note 1b)..............................           --          28,850            --           --
 Receivable for fund shares sold............................           --      12,723,465    30,459,941      113,816
                                                             ------------  --------------  ------------  -----------
  Total Assets..............................................   73,317,182   3,311,650,582   317,661,431   37,387,241
LIABILITIES:
 Payable for investments purchased..........................           --      21,914,690            --           --
 Payable for fund shares redeemed...........................        6,559       2,727,268    29,985,504        9,150
 Options written, at value (premiums
  received: Value and Restructuring Fund--($2,153,485)).....           --       1,173,200            --           --
 Investment advisory fees payable (Note 2a).................       26,588       1,251,021       117,788       11,703
 Administration fees payable (Note 2b)......................        6,914         303,522        26,428        3,496
 Shareholder servicing fees payable (Note 2d)...............           15         641,204        46,078        2,916
 Trustees'/Directors fees and expenses payable (Note 2g)....          332           3,479         1,774          165
 Accrued expenses and other liabilities.....................        9,514         542,396        34,777       10,581
                                                             ------------  --------------  ------------  -----------
  Total Liabilities.........................................       49,922      28,556,780    30,212,349       38,011
                                                             ------------  --------------  ------------  -----------
NET ASSETS.................................................. $ 73,267,260  $3,283,093,802  $287,449,082  $37,349,230
                                                             ============  ==============  ============  ===========
NET ASSETS consist of:
 Par value (note 5)......................................... $         92  $       87,386  $        182  $        35
 Paid in capital in excess of par value.....................   80,472,795   2,600,632,359   226,779,881   40,732,485
 Undistributed net investment income........................       76,040       6,850,019       190,312           --
 Accumulated net realized (loss) on investments and written
  options...................................................  (16,580,341)   (193,232,622)   (2,738,412)  (9,333,667)
 Unrealized appreciation of investments, written options and
  foreign currency translations.............................    9,298,674     868,756,660    63,217,119    5,950,377
                                                             ------------  --------------  ------------  -----------
Net Assets.................................................. $ 73,267,260  $3,283,093,802  $287,449,082  $37,349,230
                                                             ============  ==============  ============  ===========
Net Assets:
 Institutional Shares....................................... $ 73,267,260  $   38,242,554  $100,728,848  $32,267,318
 Shares.....................................................           --   3,244,851,248   186,720,234    5,081,912
Shares outstanding (Note 5):
 Institutional Shares.......................................    9,210,198       1,018,117     6,383,944    2,976,339
 Shares.....................................................           --      86,367,759    11,857,831      478,065
NET ASSET VALUE PER SHARE (net assets / shares
 outstanding):
 Institutional Shares.......................................        $7.96          $37.56        $15.78       $10.84
                                                                    =====          ======        ======       ======
 Shares.....................................................           --          $37.57        $15.75       $10.63
                                                                        =          ======        ======       ======

                      See Notes to Financial Statements.

Excelsior Funds
Statements of Assets and Liabilities  -- (continued)
March 31, 2004


                                                                  Total Return International     High
                                                        Income        Bond        Equity         Yield
                                                         Fund         Fund         Fund          Fund
                                                     ------------ ------------ ------------- ------------
ASSETS:
 Investments, at cost-see accompanying Portfolios of
  Investments....................................... $111,823,874 $152,429,004 $ 28,127,404  $168,604,805
                                                     ============ ============ ============  ============
 Investments, in securities, at value (excluding
  repurchase agreements) (Note 1a).................. $115,531,510 $162,287,295 $ 34,650,075  $171,569,687
 Repurchase agreements, at value (Note 1g)..........           --           --      905,000            --
 Cash...............................................           --       53,625           --        33,037
 Dividends receivable...............................           --           --       96,958            --
 Interest receivable................................      889,767    1,292,116           18     3,842,921
 Receivable for investment securities sold..........           --           --       82,028     1,500,000
 Receivable for fund shares sold....................           --           --           --       801,304
 Foreign withholding tax receivable.................           --           --       44,143            --
                                                     ------------ ------------ ------------  ------------
  Total Assets......................................  116,421,277  163,633,036   35,778,222   177,746,949
LIABILITIES:
 Payable for investments purchased..................           --    2,265,100       77,627     2,475,000
 Payable for fund shares redeemed...................        3,324        6,089          923       145,895
 Dividends payable..................................      328,550      601,138           --       844,771
 Foreign taxes payable..............................           --           --       62,936            --
 Investment advisory fees payable (Note 2a).........       15,097       27,258       19,570        86,637
 Administration fees payable (Note 2b)..............       10,957       15,118        4,690        16,837
 Shareholder servicing fees payable (Note 2d).......           41        4,980            4        39,599
 Trustees' fees and expenses payable (Note 2g)......          390           81           47           784
 Unrealized depreciation on forward foreign currency
  exchange contracts (note 1b)......................           --           --           67            --
 Due to custodian bank..............................           --           --        1,779            --
 Accrued expenses and other liabilities.............       19,809       21,108       12,424        20,679
                                                     ------------ ------------ ------------  ------------
  Total Liabilities.................................      378,168    2,940,872      180,067     3,630,202
                                                     ------------ ------------ ------------  ------------
NET ASSETS.......................................... $116,043,109 $160,692,164 $ 35,598,155  $174,116,747
                                                     ============ ============ ============  ============
NET ASSETS consist of:
 Par value (Note 5)................................. $        161 $        210 $         53  $        370
 Paid in capital in excess of par value.............  112,082,150  148,905,292   52,129,826   236,013,509
 Undistributed (distributions in excess of) net
  investment income.................................           --           --       65,947    (1,621,594)
 Accumulated net realized gain (loss) on investments      253,162    1,928,371  (23,968,433)  (63,240,420)
 Unrealized appreciation of investments and foreign
  currency translations.............................    3,707,636    9,858,291    7,370,762     2,964,882
                                                     ------------ ------------ ------------  ------------
Net Assets.......................................... $116,043,109 $160,692,164 $ 35,598,155  $174,116,747
                                                     ============ ============ ============  ============
Net Assets:
 Institutional Shares............................... $116,043,109 $160,692,164 $ 35,598,155  $ 22,640,976
 Shares.............................................           --           --           --   151,475,771
Shares outstanding (Note 5):
 Institutional Shares...............................   16,099,842   20,965,810    5,321,963     4,810,788
 Shares.............................................           --           --           --    32,183,449
NET ASSET VALUE PER SHARE (net assets / shares
 outstanding):
 Institutional Shares...............................        $7.21        $7.66        $6.69         $4.71
                                                            =====        =====        =====         =====
 Shares.............................................           --           --           --         $4.71
                                                                =            =            =         =====

                      See Notes to Financial Statements.

Excelsior Funds
Statements of Operations
Year Ended March 31, 2004


                                                                      Value and      Mid Cap      Optimum
                                                         Equity     Restructuring     Value       Growth
                                                          Fund          Fund          Fund         Fund
                                                      -----------  --------------  -----------  ----------
Investment Income:
 Dividend income..................................... $   929,755  $   42,083,143  $ 2,447,638  $  210,623
 Interest income.....................................       8,208         270,837       73,908       8,463
 Less: Foreign taxes withheld........................      (6,402)       (273,327)      (4,281)     (1,643)
                                                      -----------  --------------  -----------  ----------
  Total Income.......................................     931,561      42,080,653    2,517,265     217,443
Expenses:
 Investment advisory fees (Note 2a)..................     474,281      14,294,595    1,336,557     237,503
 Administration fees (Note 2b).......................     110,393       3,604,655      311,113      55,282
 Registration and filing fees........................      16,025          97,244       21,174      20,264
 Legal and audit fees................................      15,448         612,760       44,442       8,271
 Custodian fees......................................      11,555         254,243       13,033       4,467
 Trustees fees and expenses (Note 2g)................       8,717          61,006       13,973       2,815
 Shareholder reports.................................       7,961         180,940       13,493       2,904
 Transfer agent fees (Note 2f).......................         989       1,518,133       69,443      27,251
 Shareholder servicing fees (Note 2d)................          52         297,611      156,242      20,090
 Shareholder servicing fees -- Institutional Shares
  (Note 2d)..........................................          --              --          124       4,668
 Shareholder servicing fees -- Shares (Note 2d)......                   5,845,868      356,835      11,727
 Miscellaneous expenses..............................       6,389         173,728       46,138       4,156
                                                      -----------  --------------  -----------  ----------
  Total Expenses.....................................     651,810      26,940,783    2,382,567     399,398
 Fees waived and reimbursed by:
  Investment adviser (Note 2)........................    (111,513)     (2,242,675)    (307,417)    (79,215)
  Administrator (Note 2).............................     (29,187)     (1,208,392)    (195,866)    (16,650)
                                                      -----------  --------------  -----------  ----------
  Net Expenses.......................................     511,110      23,489,716    1,879,284     303,533
                                                      -----------  --------------  -----------  ----------
Net Investment Income (loss).........................     420,451      18,590,937      637,981     (86,090)
                                                      -----------  --------------  -----------  ----------
Realized and Unrealized Gain (Loss) (Note 1):
 Net realized gain (loss) on security transactions...  (2,888,080)     26,156,318    3,636,063   4,630,950
 Net realized (loss) on foreign currency transactions          --         (25,771)     (12,743)         --
 Net realized (loss) on written options..............          --      (1,694,222)          --          --
 Change in unrealized appreciation/depreciation of
  investments, written options and foreign currency
  translations during the year.......................  22,668,609     978,738,539   74,173,832   4,965,379
                                                      -----------  --------------  -----------  ----------
Net Realized and Unrealized Gain.....................  19,780,529   1,003,174,864   77,797,152   9,596,329
                                                      -----------  --------------  -----------  ----------
Net Increase in Net Assets Resulting from
 Operations.......................................... $20,200,980  $1,021,765,801  $78,435,133  $9,510,239
                                                      ===========  ==============  ===========  ==========

                      See Notes to Financial Statements.

Excelsior Funds
Statements of Operations -- (continued)
Year Ended March 31, 2004


                                                                         Total
                                                             Income     Return    International  High Yield
                                                              Fund     Bond Fund   Equity Fund      Fund
                                                           ---------- ----------- ------------- ------------
Investment Income:
 Dividend income.......................................... $       -- $        --  $   880,889  $         --
 Interest income..........................................  6,294,610   9,736,304        7,794    16,013,536
 Less: Foreign taxes withheld.............................         --          --      (82,540)           --
                                                           ---------- -----------  -----------  ------------
  Total Income............................................  6,294,610   9,736,304      806,143    16,013,536
Expenses:
 Investment advisory fees (Note 2a).......................    823,984   1,315,729      362,913     1,455,440
 Administration fees (Note 2b)............................    191,780     306,249       72,583       275,297
 Registration and filing fees.............................     15,712      17,602       11,588        21,439
 Legal and audit fees.....................................     29,675      46,631        8,600        42,386
 Custodian fees...........................................     27,654      40,740       54,782        24,621
 Trustees fees and expenses (Note 2g).....................     14,685      25,549        4,057        13,966
 Shareholder reports......................................      9,710      10,853        1,082         5,855
 Transfer agent fees (Note 2f)............................      1,299       1,784        1,214        22,401
 Shareholder servicing fees (Note 2d).....................        386      20,563           13       137,335
 Shareholder servicing fees -- Shares (Note 2d)...........         --          --           --       377,441
 Miscellaneous expenses...................................     15,258      16,648        3,224        28,219
                                                           ---------- -----------  -----------  ------------
  Total Expenses..........................................  1,130,143   1,802,348      520,056     2,404,400
 Fees waived and reimbursed by:
  Investment adviser (Note 2).............................   (445,203)   (708,689)    (178,682)     (382,606)
  Administrator (Note 2)..................................    (50,707)    (80,968)     (14,517)     (187,522)
                                                           ---------- -----------  -----------  ------------
  Net Expenses............................................    634,233   1,012,691      326,857     1,834,272
                                                           ---------- -----------  -----------  ------------
Net Investment Income.....................................  5,660,377   8,723,613      479,286    14,179,264
                                                           ---------- -----------  -----------  ------------
Realized And Unrealized Gain (Loss) (Note 1):
 Net realized gain (loss) on security transactions........    970,223   4,306,854    1,442,710   (26,899,527)
 Net realized gain on in-kind redemption..................         --   1,951,279           --            --
 Net realized gain on foreign currency transactions.......         --          --       16,985            --
 Change in unrealized appreciation/depreciation of
  investments and foreign currency translations during the
  year....................................................    231,309  (3,766,022)  16,169,741*   57,311,938
                                                           ---------- -----------  -----------  ------------
Net Realized and Unrealized Gain..........................  1,201,532   2,492,111   17,629,436    30,412,411
                                                           ---------- -----------  -----------  ------------
Net Increase in Net Assets Resulting from Operations       $6,861,909 $11,215,724  $18,108,722  $ 44,591,675
                                                           ========== ===========  ===========  ============

 * Net of $25,017 foreign tax on unrealized appreciation.

                      See Notes to Financial Statements.

Excelsior Funds
Statements of Changes in Net Assets


                              Equity Fund           Value and Restructuring Fund
                      --------------------------  -------------------------------
                          Year          Year           Year            Year
                          Ended         Ended          Ended           Ended
                        March 31,     March 31,      March 31,       March 31,
                          2004          2003           2004            2003
                      ------------  ------------  --------------  ---------------
Operations:
 Net investment
  income (loss)...... $    420,451  $    616,273  $   18,590,937  $    12,137,862
 Net realized gain
  (loss) on
  security
  transactions and
  foreign currency
  transactions.......   (2,888,080)  (11,989,009)     26,130,547     (182,961,868)
 Net realized gain
  (loss) on written
  options............           --            --      (1,694,222)       1,445,344
 Change in
  unrealized
  appreciation/
  depreciation of
  investments
  during the year....   22,668,609    (8,913,200)    978,738,539     (487,934,177)
                      ------------  ------------  --------------  ---------------
  Net increase
   (decrease) in
   net assets
   resulting from
   operations........   20,200,980   (20,285,936)  1,021,765,801     (657,312,839)
Distributions to
 shareholders:
 From net
  investment income
  Institutional
   Shares............     (476,278)     (604,819)       (230,193)              --
  Shares.............           --            --     (16,015,057)      (9,551,583)
 From net realized
  gains
  Institutional
   Shares............           --       (81,061)             --               --
                      ------------  ------------  --------------  ---------------
   Total
    distributions
    to shareholders..     (476,278)     (685,880)    (16,245,250)      (9,551,583)
                      ------------  ------------  --------------  ---------------
Transactions in
 Shares of
 Beneficial
 Interest:
 Net proceeds from
  shares sold
  Institutional
   shares............    5,053,703     4,935,327      27,794,739               --
  Shares.............           --            --   1,265,514,960    1,112,552,413
 Reinvestment of
  dividends
  Institutional
   shares............        3,075         1,433          36,028               --
  Shares.............           --            --      11,870,494        6,822,577
 Cost of shares
  redeemed
  Institutional
   shares............  (17,722,303)  (18,183,051)       (715,478)              --
  Shares.............           --            --    (585,647,998)  (1,308,972,710)
                      ------------  ------------  --------------  ---------------
  Net increase
   (decrease) in
   net assets from
   beneficial
   interest
   transactions......  (12,665,525)  (13,246,291)    718,852,745     (189,597,720)
                      ------------  ------------  --------------  ---------------
   Total Increase
    (Decrease) in
    Net Assets.......    7,059,177   (34,218,107)  1,724,373,296     (856,462,142)
Net Assets
 Beginning of year...   66,208,083   100,426,190   1,558,720,506    2,415,182,648
                      ------------  ------------  --------------  ---------------
 End of year (a)..... $ 73,267,260  $ 66,208,083  $3,283,093,802  $ 1,558,720,506
                      ============  ============  ==============  ===============
Capital Share
 Transactions:
 Shares sold
  Institutional
   Shares............      725,837       757,972       1,036,754               --
  Shares.............           --            --      38,649,596       43,090,653
 Shares issued for
  dividend
  reinvestment.......
  Institutional
   Shares............          432           226           1,230               --
  Shares.............           --            --         408,200          255,445
 Shares redeemed
  Institutional
   Shares............   (2,471,061)   (2,884,529)        (19,867)              --
  Shares.............           --            --     (18,583,380)     (51,468,558)
                      ------------  ------------  --------------  ---------------
Net Increase
 (Decrease) in
 Shares Outstanding     (1,744,792)   (2,126,331)     21,492,533       (8,122,460)
                      ============  ============  ==============  ===============
--------
(a) Including
 undistributed net
 investment income... $     76,040  $    131,867  $    6,850,019  $     4,351,627

                          Mid Cap Value Fund         Optimum Growth Fund
                      --------------------------  -------------------------
                          Year          Year         Year          Year
                          Ended         Ended        Ended         Ended
                        March 31,     March 31,    March 31,     March 31,
                          2004          2003         2004          2003
                      ------------  ------------  -----------  ------------
Operations:
 Net investment
  income (loss)...... $    637,981  $    361,948  $   (86,090) $     31,911
 Net realized gain
  (loss) on
  security
  transactions and
  foreign currency
  transactions.......    3,623,320    (6,310,874)   4,630,950    (9,110,968)
 Net realized gain
  (loss) on written
  options............           --            --                         --
 Change in
  unrealized
  appreciation/
  depreciation of
  investments
  during the year....   74,173,832   (26,424,605)   4,965,379    (5,119,107)
                      ------------  ------------  -----------  ------------
  Net increase
   (decrease) in
   net assets
   resulting from
   operations........   78,435,133   (32,373,531)   9,510,239   (14,198,164)
Distributions to
 shareholders:
 From net
  investment income
  Institutional
   Shares............     (226,937)     (159,673)     (16,211)      (15,188)
  Shares.............     (306,909)     (132,632)          --          (627)
 From net realized
  gains
  Institutional
   Shares............           --            --           --            --
                      ------------  ------------  -----------  ------------
   Total
    distributions
    to shareholders..     (533,846)     (292,305)     (16,211)      (15,815)
                      ------------  ------------  -----------  ------------
Transactions in
 Shares of
 Beneficial
 Interest:
 Net proceeds from
  shares sold
  Institutional
   shares............   45,488,248    18,487,535    2,566,343     6,116,418
  Shares.............  127,160,451    93,108,601    1,421,285     1,408,533
 Reinvestment of
  dividends
  Institutional
   shares............        2,276         1,347        5,027         4,419
  Shares.............       94,100        31,187           --           319
 Cost of shares
  redeemed
  Institutional
   shares............  (13,632,176)  (13,116,401)  (5,545,403)   (6,721,811)
  Shares.............  (75,728,071)  (44,061,055)  (2,501,170)   (2,710,691)
                      ------------  ------------  -----------  ------------
  Net increase
   (decrease) in
   net assets from
   beneficial
   interest
   transactions......   83,384,828    54,451,214   (4,053,918)   (1,902,813)
                      ------------  ------------  -----------  ------------
   Total Increase
    (Decrease) in
    Net Assets.......  161,286,115    21,785,378    5,440,110   (16,116,792)
Net Assets
 Beginning of year...  126,162,967   104,377,589   31,909,120    48,025,912
                      ------------  ------------  -----------  ------------
 End of year (a)..... $287,449,082  $126,162,967  $37,349,230  $ 31,909,120
                      ============  ============  ===========  ============
Capital Share
 Transactions:
 Shares sold
  Institutional
   Shares............    3,131,670     1,582,768      261,957       685,342
  Shares.............    9,417,352     8,338,597      141,356       147,775
 Shares issued for
  dividend
  reinvestment.......
  Institutional
   Shares............          179           118          576           514
  Shares.............        7,386         2,814           --            38
 Shares redeemed
  Institutional
   Shares............   (1,138,246)   (1,251,124)    (542,028)     (716,125)
  Shares.............   (5,489,526)   (4,215,715)    (259,194)     (295,756)
                      ------------  ------------  -----------  ------------
Net Increase
 (Decrease) in
 Shares Outstanding      5,928,815     4,457,458     (397,333)     (178,212)
                      ============  ============  ===========  ============
--------
(a) Including
 undistributed net
 investment income... $    190,312  $     98,920           --  $     16,096

                      See Notes to Financial Statements.

Excelsior Funds
Statements of Changes in Net Assets -- (continued)

                                                           Income Fund            Total Return Bond Fund
                                                   --------------------------  ---------------------------
                                                    Year Ended    Year Ended     Year Ended    Year Ended
                                                    March 31,     March 31,      March 31,     March 31,
                                                       2004          2003           2004          2003
                                                   ------------  ------------  -------------  ------------
Operations:
 Net investment income............................ $  5,660,377  $  5,962,297  $   8,723,613  $ 14,901,193
 Net realized gain (loss) on security transactions
  and foreign currency transactions...............      970,223       834,945      6,258,133     4,158,981
 Change in unrealized appreciation/
  depreciation of investments during the
  year............................................      231,309     4,115,099     (3,766,022)   14,366,088
                                                   ------------  ------------  -------------  ------------
  Net increase (decrease) in net assets
   resulting from operations......................    6,861,909    10,912,341     11,215,724    33,426,262
Distributions to shareholders:
 From net investment income
  Institutional Shares............................   (5,960,426)   (6,097,073)    (8,824,881)  (15,093,678)
  Shares..........................................           --            --             --            --
 From net realized gains
  Institutional Shares............................   (1,148,222)     (421,118)    (5,161,373)   (2,744,734)
 From tax return of capital
  Institutional Shares............................           --            --             --            --
  Shares..........................................           --            --             --            --
                                                   ------------  ------------  -------------  ------------
    Total distributions to shareholders...........   (7,108,648)   (6,518,191)   (13,986,254)  (17,838,412)
                                                   ------------  ------------  -------------  ------------
Transactions in Shares of Beneficial Interest:
 Net proceeds from shares sold....................
  Institutional shares............................   12,013,218    25,424,177     31,647,140    45,347,654
  Shares..........................................           --            --             --            --
 Contribution in-kind.............................
  Institutional shares............................   37,573,596            --             --            --
 Reinvestment of dividends........................
  Institutional shares............................    1,846,929       142,157        673,212     2,113,066
  Shares..........................................           --            --             --            --
 Cost of shares redeemed..........................
  Institutional shares............................  (40,358,874)  (36,054,399)  (102,819,304)  (77,064,174)
  Shares..........................................           --            --             --            --
 Redemption fee...................................
  Institutional shares............................           --            --             --            --
 Redemption in-kind...............................
  Institutional shares............................           --            --    (37,573,596)           --
                                                   ------------  ------------  -------------  ------------
  Net increase (decrease) in net assets from
   beneficial interest transactions...............   11,074,869   (10,488,065)  (108,072,548)  (29,603,454)
                                                   ------------  ------------  -------------  ------------
Total Increase (Decrease) in Net Assets...........   10,828,130    (6,093,915)  (110,843,078)  (14,015,604)
Net Assets:
 Beginning of year................................  105,214,979   111,308,894    271,535,242   285,550,846
                                                   ------------  ------------  -------------  ------------
 End of year (a).................................. $116,043,109  $105,214,979  $ 160,692,164  $271,535,242
                                                   ============  ============  =============  ============
 Capital Share Transactions:
 Shares sold......................................
  Institutional Shares............................    1,664,784     3,561,927      4,137,791     5,992,835
  Shares..........................................           --            --             --            --
 Contribution in-kind.............................
  Institutional Shares............................    5,189,723            --             --            --
 Shares issued for dividend reinvestment..........
  Institutional Shares............................      257,966        19,863         88,484       274,875
  Shares..........................................           --            --             --            --
 Shares redeemed..................................
  Institutional Shares............................   (5,614,327)   (5,051,260)   (13,364,713)  (10,116,396)
  Shares..........................................           --            --             --            --
 Redemption in-kind...............................
  Institutional Shares............................           --            --     (4,810,960)           --
                                                   ------------  ------------  -------------  ------------
Net Increase (Decrease) in Shares
 Outstanding......................................    1,498,146    (1,469,470)   (13,949,398)   (3,848,686)
                                                   ============  ============  =============  ============
--------
(a) Including undistributed (distributions in
 excess of) net investment income.................           --  $        199             --            --
* Net of $25,017 foreign tax on unrealized appreciation.

                                                    International Equity Fund        High Yield Fund
                                                   --------------------------  ---------------------------
                                                    Year Ended    Year Ended     Year Ended    Year Ended
                                                    March 31,     March 31,      March 31,     March 31,
                                                       2004          2003           2004          2003
                                                   ------------  ------------  -------------  ------------
Operations:
 Net investment income............................ $    479,286  $    440,250  $  14,179,264  $ 36,322,695
 Net realized gain (loss) on security transactions
  and foreign currency transactions...............    1,459,695   (12,270,231)   (26,899,527)  (25,570,771)
 Change in unrealized appreciation/
  depreciation of investments during the
  year............................................   16,169,741*   (2,636,080)    57,311,938   (41,831,220)
                                                   ------------  ------------  -------------  ------------
  Net increase (decrease) in net assets
   resulting from operations......................   18,108,722   (14,466,061)    44,591,675   (31,079,296)
Distributions to shareholders:
 From net investment income
  Institutional Shares............................     (478,646)     (465,399)    (1,882,202)   (9,857,367)
  Shares..........................................           --            --     (8,984,610)  (32,572,229)
 From net realized gains
  Institutional Shares............................           --            --             --            --
 From tax return of capital
  Institutional Shares............................           --            --       (510,855)   (4,813,913)
  Shares..........................................           --            --     (2,649,803)  (15,906,871)
                                                   ------------  ------------  -------------  ------------
    Total distributions to shareholders...........     (478,646)     (465,399)   (14,027,470)  (63,150,380)
                                                   ------------  ------------  -------------  ------------
Transactions in Shares of Beneficial Interest:
 Net proceeds from shares sold....................
  Institutional shares............................    2,379,118     4,653,106      5,249,685    28,689,696
  Shares..........................................           --            --    146,064,602   124,891,845
 Contribution in-kind.............................
  Institutional shares............................           --            --             --            --
 Reinvestment of dividends........................
  Institutional shares............................        6,566         3,948         29,643       471,712
  Shares..........................................           --            --      1,637,682     4,442,208
 Cost of shares redeemed..........................
  Institutional shares............................  (13,441,737)  (13,107,038)   (25,636,287)  (17,456,381)
  Shares..........................................           --            --   (152,384,928)  (99,348,474)
 Redemption fee...................................
  Institutional shares............................          176            --             --            --
 Redemption in-kind...............................
  Institutional shares............................           --            --             --            --
                                                   ------------  ------------  -------------  ------------
  Net increase (decrease) in net assets from
   beneficial interest transactions...............  (11,055,877)   (8,449,984)   (25,039,603)   41,690,606
                                                   ------------  ------------  -------------  ------------
Total Increase (Decrease) in Net Assets...........    6,574,199   (23,381,444)     5,524,602   (52,539,070)
Net Assets:
 Beginning of year................................   29,023,956    52,405,400    168,592,145   221,131,215
                                                   ------------  ------------  -------------  ------------
 End of year (a).................................. $ 35,598,155  $ 29,023,956  $ 174,116,747  $168,592,145
                                                   ============  ============  =============  ============
 Capital Share Transactions:
 Shares sold......................................
  Institutional Shares............................      418,845       857,692      1,199,226     5,477,986
  Shares..........................................           --            --     32,989,833    26,619,786
 Contribution in-kind.............................
  Institutional Shares............................           --            --             --            --
 Shares issued for dividend reinvestment..........
  Institutional Shares............................        1,107           801          6,757        90,125
  Shares..........................................           --            --        367,138       991,149
 Shares redeemed..................................
  Institutional Shares............................   (2,195,599)   (2,721,546)    (5,737,764)   (4,001,115)
  Shares..........................................           --            --    (34,133,033)  (22,541,900)
 Redemption in-kind...............................
  Institutional Shares............................           --            --             --            --
                                                   ------------  ------------  -------------  ------------
Net Increase (Decrease) in Shares
 Outstanding......................................   (1,775,647)   (1,863,053)    (5,307,843)    6,636,031
                                                   ============  ============  =============  ============
--------
(a) Including undistributed (distributions in
 excess of) net investment income................. $     65,947  $     48,322  $  (1,621,594) $ (4,476,473)
* Net of $25,017 foreign tax on unrealized appreciation.

                      See Notes to Financial Statements.

Excelsior Funds Trust
Financial Highlights -- Selected Per Share Data and Ratios

                                                                       Equity Fund
                                                 ------------------------------------------------------------
                                                 Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                 March 31,    March 31,    March 31,    March 31,    March 31,
                                                    2004         2003         2002         2001         2000
                                                 ----------   ----------   ----------   ----------   ----------
Net Asset Value, Beginning of Year..............  $  6.04      $  7.68      $   8.74     $  17.48     $  14.96
                                                  -------      -------      --------     --------     --------
Investment Operations:
 Net investment income.........................      0.05         0.05          0.04         0.02         0.02
 Net realized and unrealized gain (loss) on
   investments.................................      1.92        (1.63)        (0.41)       (4.30)        3.73
                                                  -------      -------      --------     --------     --------
   Total From Investment Operations..........        1.97        (1.58)        (0.37)       (4.28)        3.75
                                                  -------      -------      --------     --------     --------
Distributions:
 From net investment income....................     (0.05)       (0.05)        (0.03)       (0.02)       (0.03)
 From net realized gains.......................        --        (0.01)        (0.66)       (4.44)       (1.20)
                                                  -------      -------      --------     --------     --------
   Total Distributions.......................       (0.05)       (0.06)        (0.69)       (4.46)       (1.23)
                                                  -------      -------      --------     --------     --------
Net Asset Value, End of Year....................  $  7.96      $  6.04      $   7.68     $   8.74     $  17.48
                                                  =======      =======      ========     ========     ========
Total Return....................................    32.68%      (20.65)%       (4.51)%     (29.47)%      25.75%
                                                  =======      =======      ========     ========     ========
Ratios and Supplement Data:
Ratios to Average Net Assets
 Net Expenses..................................      0.70%        0.69%         0.70%        0.70%        0.70%
 Gross Expenses (1)............................      0.90%        0.85%         0.89%        0.88%        0.90%
 Net Investment Income.........................      0.58%        0.81%         0.43%        0.16%        0.13%
Portfolio Turnover..............................       28%          29%           29%          30%          27%
Net Assets at end of Year (000's omitted).......  $73,267      $66,208      $100,426     $122,573     $211,601
--------
(1)Expense ratios before waiver of fees and reimbursement of expenses, if any, by the adviser and administrator.

                      See Notes to Financial Statements.

Excelsior Funds, Inc.
Financial Highlights -- Selected Per Share Data and Ratios

                                                                                   Value and Restructuring
                                                                                  Fund--Institutional Shares
                                                                                 ---------------------
                                                                                             September 30,
                                                                                 Year Ended    2002* to
                                                                                 March 31,     March 31,
                                                                                    2004         2003
                                                                                 ----------  -------------
Net Asset Value, Beginning of Period............................................  $ 23.65       $22.92
                                                                                  -------       ------
Investment Operations:
 Net investment income..........................................................     0.32(2)      0.22
 Net realized and unrealized gain on investments................................    13.89(2)      0.59
                                                                                  -------       ------
   Total From Investment Operations.............................................    14.21         0.81
                                                                                  -------       ------
Distributions:
 From net investment income.....................................................    (0.30)       (0.08)
                                                                                  -------       ------
   Total Distributions..........................................................    (0.30)       (0.08)
                                                                                  -------       ------
Net Asset Value, End of Period..................................................  $ 37.56       $23.65
                                                                                  =======       ======
Total Return....................................................................    60.46%        3.54%(3)
                                                                                  =======       ======

Ratios and Supplement Data:
Ratios to Average Net Assets
 Net Expenses...................................................................     0.74%        0.00%(4)(5)
 Gross Expenses (1).............................................................     0.89%        0.00%(4)(5)
 Net Investment Income..........................................................     1.00%        1.90%(4)
Portfolio Turnover..............................................................        4%          16%
Net Assets at end of Year (000's omitted).......................................  $38,243       $   --  (6)
--------
 * Commencement of operations.
(1)Expense ratios before waiver of fees and reimbursement of expenses, if any, by the adviser and administrator.
(2) For comparitive purposes per share amounts are based on average shares outstanding.
(3) Not annualized.
(4) Annualized.
(5) The information presented for the Institutional Shares reflects the impact of the low level of assets at the beginning of the period and throughout the period ended March
    31, 2003. Percentage amounts to less than 0.005%.
(6) Amount represents less than $1,000.

                      See Notes to Financial Statements.

Excelsior Funds Trust
Financial Highlights -- Selected Per Share Data and Ratios

                                                  Mid Cap Value Fund--Institutional Shares
                                         ----------------------------------------------------------
                                         Year Ended   Year Ended   Year Ended  Year Ended Year Ended
                                         March 31,    March 31,    March 31,   March 31,  March 31,
                                            2004         2003         2002        2001       2000
                                         ----------   ----------   ----------  ---------- ----------
Net Asset Value, Beginning of Year......  $  10.25     $ 13.28      $ 11.97     $ 21.32    $ 15.33
                                          --------     -------      -------     -------    -------
Investment Operations:
  Net investment income.................      0.07(2)     0.05 (2)     0.04(2)     0.40       0.06
  Net realized and unrealized gain
   (loss) on investments................      5.51(2)    (3.04)(2)     1.67(2)    (1.27)      6.34
                                          --------     -------      -------     -------    -------
   Total From Investment Operations.....      5.58       (2.99)        1.71       (0.87)      6.40
                                          --------     -------      -------     -------    -------
Distributions:
  From net investment income............     (0.05)      (0.04)       (0.04)      (0.40)     (0.09)
  From net realized gains...............        --          --        (0.36)      (8.08)     (0.32)
                                          --------     -------      -------     -------    -------
   Total Distributions..................     (0.05)      (0.04)       (0.40)      (8.48)     (0.41)
                                          --------     -------      -------     -------    -------
Net Asset Value, End of Year............  $  15.78     $ 10.25      $ 13.28     $ 11.97    $ 21.32
                                          ========     =======      =======     =======    =======
Total Return............................     54.60%     (22.58)%      14.53%      (1.99)%    41.92%
                                          ========     =======      =======     =======    =======
Ratios and Supplement Data:
Ratios to Average Net Assets
  Net Expenses..........................      0.74%       0.76%        0.80%       0.80%      0.80%
  Gross Expenses (1)....................      0.98%       0.91%        0.95%       0.96%      0.95%
  Net Investment Income.................      0.49%       0.44%        0.33%       2.27%      0.31%
Portfolio Turnover......................        13%         28%          24%         95%        45%
Net Assets at end of Year (000's
  omitted)..............................  $100,729     $45,017      $53,900     $40,993    $53,978
--------
(1)Expense ratios before waiver of fees and reimbursement of expenses, if any, by the adviser and administrator.
(2)For comparative purposes per share amounts are based on average shares outstanding.

                      See Notes to Financial Statements.

Excelsior Funds Trust
Financial Highlights -- Selected Per Share Data and Ratios

                                                             Optimum Growth Fund--Institutional Shares
                                                    ----------------------------------------------------------
                                                    Year Ended   Year Ended   Year Ended   Year Ended Year Ended
                                                    March 31,    March 31,    March 31,    March 31,  March 31,
                                                       2004         2003         2002         2001       2000
                                                    ----------   ----------   ----------   ---------- ----------
Net Asset Value, Beginning of Year.................  $  8.31      $ 11.95      $ 13.11      $ 30.83    $ 27.55
                                                     -------      -------      -------      -------    -------
Investment Operations:
 Net investment income (loss).....................     (0.02)(2)     0.01 (2)    (0.01)(2)    (0.06)     (0.05)
 Net realized and unrealized gain (loss) on
   investments....................................      2.56 (2)    (3.65)(2)    (1.15)(2)   (12.21)      7.21
                                                     -------      -------      -------      -------    -------
   Total From Investment Operations.............        2.54        (3.64)       (1.16)      (12.27)      7.16
                                                     -------      -------      -------      -------    -------
Distributions:
 From net investment income.......................     (0.01)          -- (3)       --           --         --
 From net realized gains..........................        --           --           --        (5.45)     (3.88)
                                                     -------      -------      -------      -------    -------
   Total Distributions..........................       (0.01)          --           --        (5.45)     (3.88)
                                                     -------      -------      -------      -------    -------
Net Asset Value, End of Year.......................  $ 10.84      $  8.31      $ 11.95      $ 13.11    $ 30.83
                                                     =======      =======      =======      =======    =======
Total Return.......................................    30.52%      (30.42)%      (8.85)%     (45.26)%    27.66%
                                                     =======      =======      =======      =======    =======
Ratios and Supplement Data:
Ratios to Average Net Assets
 Net Expenses.....................................      0.80%        0.79%        0.78%        0.80%      0.80%
 Gross Expenses (1)...............................      1.06%        0.89%        1.05%        0.95%      0.93%
 Net Investment Income (Loss).....................     (0.21)%       0.14%       (0.11)%      (0.28)%    (0.18)%
Portfolio Turnover.................................       97%          61%          43%          46%        44%
Net Assets at end of Year (000's omitted)..........  $32,267      $27,046      $39,277      $41,994    $85,889
--------
(1)Expense ratios before waiver of fees and reimbursement of expenses, if any, by the adviser and administrator.
(2)For comparative purposes per share amounts are based on average shares outstanding.
(3)Amount represents less than $0.01 per share.

                      See Notes to Financial Statements.

Excelsior Funds Trust
Financial Highlights -- Selected Per Share Data and Ratios

                                                                      Income Fund
                                                 --------------------------------------------------------------
                                                 Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                 March 31,    March 31,    March 31,    March 31,    March 31,
                                                    2004         2003         2002         2001         2000
                                                 ----------   ----------   ----------   ----------   ----------
Net Asset Value, Beginning of Year..............  $   7.21     $   6.93     $   7.01     $   6.66     $  7.00
                                                  --------     --------     --------     --------     -------
Investment Operations:
 Net investment income.........................       0.34         0.39         0.40         0.43        0.41
 Net realized and unrealized gain (loss) on
   investments.................................       0.07         0.31        (0.04)        0.35       (0.33)
                                                  --------     --------     --------     --------     -------
   Total From Investment Operations..........         0.41         0.70         0.36         0.78        0.08
                                                  --------     --------     --------     --------     -------
Distributions:
 From net investment income....................      (0.34)       (0.39)       (0.40)       (0.43)      (0.41)
 From net realized gains.......................      (0.07)       (0.03)       (0.04)          --       (0.01)
                                                  --------     --------     --------     --------     -------
   Total Distributions.......................        (0.41)       (0.42)       (0.44)       (0.43)      (0.42)
                                                  --------     --------     --------     --------     -------
Net Asset Value, End of Year....................  $   7.21     $   7.21     $   6.93     $   7.01     $  6.66
                                                  ========     ========     ========     ========     =======
Total Return....................................      5.81%       10.36%        5.18%       12.18%       1.16%
                                                  ========     ========     ========     ========     =======
Ratios and Supplement Data:
Ratios to Average Net Assets
 Net Expenses..................................       0.50%        0.50%        0.50%        0.50%       0.50%
 Gross Expenses (1)............................       0.89%        0.81%        0.87%        0.87%       0.90%
 Net Investment Income.........................       4.47%        5.38%        5.54%        6.49%       6.08%
Portfolio Turnover..............................        57%          59%          88%         119%        125%
Net Assets at end of Year (000's omitted).......  $116,043     $105,215     $111,309     $107,193     $99,209
--------
(1)Expense ratios before waiver of fees and reimbursement of expenses, if any, by the adviser and administrator.

                      See Notes to Financial Statements.

Excelsior Funds Trust
Financial Highlights -- Selected Per Share Data and Ratios

                                                                 Total Return Bond Fund
                                                 --------------------------------------------------------------
                                                 Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                 March 31,    March 31,    March 31,    March 31,    March 31,
                                                    2004         2003         2002         2001         2000
                                                 ----------   ----------   ----------   ----------   ----------
Net Asset Value, Beginning of Year..............  $   7.78     $   7.37     $   7.46     $   7.01     $   7.32
                                                  --------     --------     --------     --------     --------
Investment Operations:
 Net investment income.........................       0.34         0.40         0.43         0.44         0.41
 Net realized and unrealized gain (loss) on
   investments.................................       0.08         0.48        (0.09)        0.45        (0.31)
                                                  --------     --------     --------     --------     --------
   Total From Investment Operations..........         0.42         0.88         0.34         0.89         0.10
                                                  --------     --------     --------     --------     --------
Distributions:
 From net investment income....................      (0.34)       (0.40)       (0.43)       (0.44)       (0.41)
 From net realized gains.......................      (0.20)       (0.07)          --           --           --
                                                  --------     --------     --------     --------     --------
   Total Distributions.......................        (0.54)       (0.47)       (0.43)       (0.44)       (0.41)
                                                  --------     --------     --------     --------     --------
Net Asset Value, End of Year....................  $   7.66     $   7.78     $   7.37     $   7.46     $   7.01
                                                  ========     ========     ========     ========     ========
Total Return....................................      5.61%       12.27%        4.65%       13.19%        1.47%
                                                  ========     ========     ========     ========     ========
Ratios and Supplement Data:
Ratios to Average Net Assets
 Net Expenses..................................       0.50%        0.50%        0.50%        0.50%        0.50%
 Gross Expenses (1)............................       0.89%        0.82%        0.87%        0.87%        0.88%
 Net Investment Income.........................       4.32%        5.15%        5.70%        6.27%        5.85%
Portfolio Turnover..............................        43%         106%         113%         110%         115%
Net Assets at end of Year (000's omitted).......  $160,692     $271,535     $285,551     $304,882     $264,671
--------
(1)Expense ratios before waiver of fees and reimbursement of expenses, if any, by the adviser and administrator.

                      See Notes to Financial Statements.

Excelsior Funds Trust
Financial Highlights -- Selected Per Share Data and Ratios

                                                               International Equity Fund
                                                 --------------------------------------------------------------
                                                 Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                 March 31,    March 31,    March 31,    March 31,    March 31,
                                                    2004         2003         2002         2001         2000
                                                 ----------   ----------   ----------   ----------   ----------
Net Asset Value, Beginning of Year..............  $  4.09      $  5.85      $  6.93      $ 13.78      $   8.45
                                                  -------      -------      -------      -------      --------
Investment Operations:
 Net investment income.........................      0.08         0.07         0.04         0.02          0.01
 Net realized and unrealized gain (loss) on
   investments.................................      2.59        (1.77)       (0.86)       (4.39)         5.39
                                                  -------      -------      -------      -------      --------
   Total From Investment Operations..........        2.67        (1.70)       (0.82)       (4.37)         5.40
                                                  -------      -------      -------      -------      --------
Distributions:
 From net investment income....................     (0.07)       (0.06)       (0.06)       (0.02)        (0.03)
 From net realized gains.......................        --           --        (0.20)       (2.46)        (0.04)
                                                  -------      -------      -------      -------      --------
   Total Distributions.......................       (0.07)       (0.06)       (0.26)       (2.48)        (0.07)
                                                  -------      -------      -------      -------      --------
Net Asset Value, End of Year....................  $  6.69      $  4.09      $  5.85      $  6.93      $  13.78
                                                  =======      =======      =======      =======      ========
Total Return....................................    65.55%      (29.26)%     (12.16)%     (36.32)%       64.29%
                                                  =======      =======      =======      =======      ========
Ratios and Supplement Data:
Ratios to Average Net Assets
 Net Expenses..................................      0.90%        0.87%        0.90%        0.90%         0.90%
 Gross Expenses (1)............................      1.44%        1.29%        1.38%        1.41%         1.45%
 Net Investment Income.........................      1.32%        1.07%        0.75%        0.20%         0.11%
Portfolio Turnover..............................       59%          71%          52%          52%           43%
Net Assets at end of Year (000's omitted).......  $35,598      $29,024      $52,405      $74,240      $124,060
--------
(1)Expense ratios before waiver of fees and reimbursement of expenses, if any, by the adviser and administrator.

                      See Notes to Financial Statements.

Excelsior Funds Trust
Financial Highlights -- Selected Per Share Data and Ratios

                                                                       High Yield Fund--Institutional Shares
                                                                 --------------------------------------------------------
                                                                                                                  October 31,
                                                                 Year Ended       Year Ended       Year Ended      2000* to
                                                                 March 31,        March 31,        March 31,       March 31,
                                                                    2004             2003             2002           2001
                                                                 ----------       ----------       ----------     -----------
Net Asset Value, Beginning of Period............................  $  3.99          $  6.20          $  7.26         $  7.00
                                                                  -------          -------          -------         -------
Investment Operations:
 Net investment income.........................................      0.35(2)          0.93 (2)         1.09            0.28
 Net realized and unrealized gain (loss) on investments........      0.72(2)         (1.58)(2)        (1.01)           0.26
                                                                  -------          -------          -------         -------
  Total From Investment Operations............................       1.07            (0.65)            0.08            0.54
                                                                  -------          -------          -------         -------
Distributions:
 From net investment income....................................     (0.27)           (1.05)           (1.10)          (0.28)
 From net realized gains.......................................        --               --            (0.04)             --
 From tax return of capital....................................     (0.08)           (0.51)              --              --
                                                                  -------          -------          -------         -------
  Total Distributions.........................................      (0.35)           (1.56)           (1.14)          (0.28)
                                                                  -------          -------          -------         -------
Net Asset Value, End of Period                                    $  4.71          $  3.99          $  6.20         $  7.26
                                                                  =======          =======          =======         =======
Total Return                                                        27.76%          (10.30)%           1.53%           7.88%(3)
                                                                  =======          =======          =======         =======
Ratios and Supplement Data:
Ratios to Average Net Assets
 Net Expenses..................................................      0.80%            0.83%            0.78%           0.80%(4)
 Gross Expenses (1)............................................      1.11%            1.10%            1.10%           1.22%(4)
 Net Investment Income.........................................      7.91%           19.14%           17.81%           9.63%(4)
Portfolio Turnover..............................................      170%             153%             311%            169%(4)
Net Assets at end of Year (000's omitted).......................  $22,641          $37,250          $48,241         $17,862
--------
 * Commencement of operations.
(1) Expense ratios before waiver of fees and reimbursement of expenses, if any, by the adviser and administrator.
(2) For comparative purposes per share amounts are based on average shares outstanding.
(3) Not annualized.
(4) Annualized.

                      See Notes to Financial Statements.

                                EXCELSIOR FUNDS

                         NOTES TO FINANCIAL STATEMENTS

1.  Significant Accounting Policies:

   Excelsior Funds Trust (the "Trust") is a statutory trust organized under the laws of the State of Delaware on April 27, 1994. Excelsior Funds, Inc. ("Excelsior Fund") was incorporated under the laws of the State of Maryland on August 2, 1984. The Trust and Excelsior Fund are registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as open-ended diversified management investment companies, with the exception of Energy and Natural Resources Fund and Real Estate Fund, each of which are non-diversified. The Trust and Excelsior Fund currently offer shares in nine and sixteen managed investment portfolios, respectively, each having its own investment objectives and policies. The following is a summary of significant accounting policies for Excelsior Equity Fund ("Equity Fund"), Excelsior Mid Cap Value Fund ("Mid Cap Value Fund"), Excelsior Optimum Growth Fund ("Optimum Growth Fund"), Excelsior Income Fund ("Income Fund"), Excelsior Total Return Bond Fund ("Total Return Bond Fund"), Excelsior International Equity Fund ("International Equity Fund") and Excelsior High Yield Fund ("High Yield Fund"), Portfolios of the Trust and Excelsior Value and Restructuring Fund ("Value and Restructuring Fund"), a Portfolio of Excelsior Fund (the "Funds"). Such policies are in conformity with accounting principles generally accepted in the United States of America and are consistently followed by the Trust and Excelsior Fund in the preparation of their financial statements. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

   The Value and Restructuring Fund, Mid Cap Value Fund, Optimum Growth Fund and High Yield Fund offer two classes of shares: Institutional Shares and Shares. The Financial Highlights of the Shares as well as the financial statements for the remaining portfolios of Excelsior Fund are presented separately.

   a) Portfolio Valuation --

      Investments in securities that are traded on a recognized domestic stock exchange are valued at the last sale price on the exchange on which such securities are primarily traded or at the last sale price on a national securities market. Securities traded over-the-counter are valued each business day on the basis of closing over-the-counter bid prices. Equity securities that are traded on the NASDAQ National Market System for which quotations are readily available are valued at the official closing price. Securities for which there were no transactions are valued at the average of the most recent bid and asked prices (as calculated by an independent pricing service (the "Service") based upon its evaluation of the market for such securities) when, in the judgment of the Service, quoted bid and asked prices for securities are readily available and are representative of the market. Bid price is used when no asked price is available. Investments in securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value is so established is likely to have changed such value, then a fair value of those securities will be determined by consideration of other factors under the direction of the Board of Trustees with regard to the Trust or the Board of Directors with regard to Excelsior Fund. A security which is traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market on which the security is traded.

      All other foreign securities are valued at the last current bid quotation if market quotations are available, or at fair value as determined in accordance with policies established by the Board of Trustees, with regard to the Trust or the Board of Directors with regard to Excelsior Fund. Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing upon the respective dates of such transactions. The Funds do not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities. The Funds report gains and losses on foreign currency related transactions as realized and unrealized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income or loss for Federal income tax purposes.

      Securities for which market quotations are not readily available are valued at fair value pursuant to guidelines adopted by the Board of Trustees with regard to the Trust or the Board of Directors with regard to Excelsior Fund. Short-term debt instruments with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

   b) Forward foreign currency exchange contracts --

      The Funds' participation in forward foreign currency exchange contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging involves the purchase or sale of foreign currency with respect to specific receivables or payables of a Fund generally arising in connection with the purchase or sale of its portfolio securities. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, on the date of default. Risk may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Contracts are marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation. Realized gains and losses arising from such transactions are included in net realized gains or losses from foreign currency transactions.

      The Funds had the following forward foreign currency exchange contracts outstanding as of March 31, 2004:

                                                     In       Unrealized
                                  Contracts to    Exchange   Appreciation
Settlement Dates                 Deliver/Receive    For     (Depreciation)
----------------                 --------------- ---------- --------------
Value and Restructuring Fund
Foreign Currency Purchases:
4/1/04                       EU     1,932,377    $2,345,848    $28,850
                                                 ==========    =======
International Equity Fund
Foreign Currency Purchases:
4/1/04 - 4/2/04              NO       532,972    $   76,888    $   738
                                                 ==========    =======
Foreign Currency Sales:
4/1/04 - 4/2/04              JP     5,791,316    $   54,862    $  (805)
                                                 ==========    =======

--------
Currency Legend:
EU Euro
NO Norwegian Krone
JP Japanese Yen

   c) Covered call options written --

      Each Fund may engage in writing covered call options. By writing a covered call option, a Fund forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price, except insofar as the premium represents such a profit, and it will not be able to sell the underlying security until the option expires, is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series.

      When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by that Fund is included in the liability section of that Fund's statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date, or if the Fund involved enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold), and the deferred credit related to such option will be eliminated. If an option is exercised, the Fund involved may deliver the underlying security from its portfolio or purchase the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received, and the Fund will realize a gain or loss. Premiums from expired call options written by the Fund and net gains from closing purchase transactions are treated as short-term capital gains for Federal income tax purposes, and losses on closing purchase transactions are short-term capital losses.

      There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security until the option expires or is delivered upon exercise, with the result that the writer in such circumstances will be subject to the risk of market decline in the underlying security during such period. A Fund will write an option on a particular security only if the Adviser believes that a liquid secondary market will exist on an exchange for options of the same series, which will permit the Fund to make a closing purchase transaction in order to close out its position.

      During the year ended March 31, 2004, the Value and Restructuring Fund had the following written option transactions:

                                                    Number of
                                                    Contracts   Premiums
Written Option Transactions                         --------- -----------
Outstanding, beginning of year.....................  (12,950) $(2,376,579)
Options written....................................  (53,060)  (7,351,104)
Options expired....................................   16,860    2,712,659
Options exercised..................................       10        1,170
Options terminated in closing purchase transactions   33,755    4,860,369
                                                     -------  -----------
Outstanding, end of year...........................  (15,385) $(2,153,485)
                                                     =======  ===========

   d) Concentration of risks --

      The International Equity Fund invests primarily in securities of companies that are located in or conduct a substantial amount of their business in foreign countries, including emerging market countries. Prices of securities in foreign markets generally, and emerging markets in particular, have historically been more volatile than prices in U.S. markets. Some countries in which the Fund may invest require government approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

      The High Yield Bond Fund is subject to special risks associated with investments in high yield bonds, that involve greater risk of default or downgrade and are more volatile than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of high yield bonds may be more susceptible than other issuers to economic downturns. High yield bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the property.

   e) Security transactions and investment income --

      Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, adjusted for amortization of premiums and, when appropriate, discounts on investments, is earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the dividend.

   f) Distributions to shareholders --

      Dividends equal to all or substantially all of each Fund's net investment income will be declared and paid as follows: for the Equity Fund, Value and Restructuring Fund, Mid Cap Value Fund and Optimum Growth Fund, dividends will be declared and paid at least quarterly; for the Income Fund, Total Return Bond Fund and High Yield Fund, dividends will be declared daily and paid monthly; and for the International Equity Fund, dividends will be declared and paid semi-annually. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed at least annually.

   g) Repurchase agreements --

      The Funds may purchase portfolio securities from financial institutions deemed to be creditworthy by the investment adviser subject to the seller's agreement to repurchase and the Funds' agreement to resell such securities at mutually agreed upon prices. Securities purchased subject to such repurchase agreements are deposited with the Funds' custodian or are maintained in the Federal Reserve/Treasury book-entry system and must have, at all times, an aggregate market value not less than the repurchase price.

      If the value of the underlying securities falls below the value of the repurchase price, the Funds will require the seller to deposit additional collateral by the next business day. Default or bankruptcy of the seller may, however, expose the applicable Fund to possible delay in connection with the disposition of the underlying securities or loss to the extent that proceeds from the sale of the underlying securities were less than the repurchase price under the agreement.

   h) TBA purchase commitments --

      The Income Fund and Total Return Bond Fund may enter into "TBA" (To Be Announced) purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which is in addition to the risk of decline in the value of the Fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Valuation of Investments" above.

   i) Mortgage dollar rolls --

      The Income Fund and Total Return Bond Fund may enter into mortgage dollar rolls (principally in securities referred to as TBAs, see Note 1h) in which the Funds sell mortgage securities for delivery in the current month and simultaneously contract to repurchase similar, but not identical, securities at an agreed upon price on a fixed date. The Funds account for such dollar rolls as purchases and sales and receive compensation as consideration for entering into the commitment to repurchase. The Funds must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that the Funds are required to purchase may decline below the agreed upon repurchase price of those securities.

   j) Expense allocation --

      Expenses incurred by the Trust and Excelsior Fund with respect to any two or more of their respective Funds are allocated in proportion to the average net assets of each of their respective Funds, except where allocations of direct expenses to each Fund can be fairly made. Expenses directly attributable to a Fund are charged to that Fund. Shareholder servicing fees relating to a specific class are charged directly to that class.

   k) Redemption fees --

      With regard to the International Equity Fund, a redemption fee of 2% of the value of the shares redeemed or exchanged will be imposed on shares redeemed or exchanged 30 days or less after their date of purchase. The redemption fee is intended to limit short-term trading in the Fund. The redemption fee will be paid to the Fund. For the year ended March 31, 2004, the International Equity Fund received redemption fees totaling $176.

2. Investment Advisory Fee, Administration Fee, Shareholder Servicing Fees and Related Party Transactions:

      a) United States Trust Company of New York ("U.S. Trust NY") and U.S. Trust Company, N.A. (together "the Adviser"), acting through their respective registered investment advisory divisions,

   U.S. Trust New York Asset Management Division and U.S. Trust Company, N.A. Asset Management Division, serve as the investment adviser to the Funds. For the services provided pursuant to the Investment Advisory Agreements, the Adviser receives a fee, computed daily and paid monthly, at the annual rate of 0.65% of the average daily net assets of the Equity Fund, Mid Cap Value Fund, Optimum Growth Fund, Income Fund and Total Return Bond Fund; 0.60% of the average daily net assets of the Value and Restructuring Fund; 1.00% of the average daily net assets of the International Equity Fund and 0.80% of the average daily net assets of the High Yield Fund.

      U.S. Trust NY is a state-chartered bank and trust company and a member bank of the Federal Reserve System. U.S. Trust Company, N.A. is a national bank organized under the laws of the United States. Each is a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company. U.S. Trust Corporation is a wholly-owned subsidiary of the The Charles Schwab Corporation ("Schwab").

      b) U.S. Trust Company, N.A., SEI Investments Global Funds Services and Federated Services Company, a wholly-owned subsidiary of Federated Investors, Inc., (collectively, the "Administrators") provide administrative services to the Trust and Excelsior Fund. For the services provided to the Funds, the Administrators are entitled jointly to annual fees, computed daily and paid monthly, based on the combined aggregate average daily net assets of the Trust (excluding International Equity Fund), Excelsior Fund (excluding its international equity portfolios), and Excelsior Tax-Exempt Funds, Inc., all of which are affiliated investment companies, as follows:
   0.200% of the first $200 million, 0.175% of the next $200 million, and 0.150% over $400 million. Administration fees payable by each Fund of the three investment companies are determined in proportion to the relative average daily net assets of the respective Funds for the period paid. The Administrators are entitled jointly to annual fees, computed daily and paid monthly, based on the average daily net assets of the International Equity Fund at an annual rate of 0.20%. Until further notice to the Trust and Excelsior Fund, U.S. Trust Company, N.A. has voluntarily agreed to waive a portion of its administration fee in an amount equal to an annual rate of 0.04% of the average daily net assets of each Fund. For the year ended March 31, 2004, administration fees charged by U.S. Trust Company, N.A. were as follows:

                                              Waiver of         Net
                             Administration Administration Administration
                                  Fees           Fees           Fees
                             -------------- -------------- --------------
Equity Fund.................   $   87,820      $ 29,187      $   58,633
Value and Restructuring Fund    2,880,790       952,979       1,927,811
Mid Cap Value Fund..........      248,863        82,250         166,613
Optimum Growth Fund.........       44,006        14,616          29,390
Income Fund.................      152,336        50,707         101,629
Total Return Bond Fund......      242,754        80,968         161,786
International Equity Fund...       61,416        14,517          46,899
High Yield Fund.............      218,830        72,773         146,057

      c) From time to time, in their sole discretion, U.S. Trust may undertake to waive a portion or all of the fees payable to them and also may reimburse the Funds for a portion of other expenses. For the year ended March 31, 2004, U.S. Trust has contractually agreed to waive investment advisory fees and to reimburse other ordinary operating expenses, to the extent necessary to keep total operating expenses from exceeding the following annual percentage of each Fund's average daily net assets:

Equity Fund....................................... 0.70%
Value and Restructuring Fund--Institutional Shares 0.74%
Mid Cap Value Fund--Institutional Shares.......... 0.74%
Optimum Growth Fund--Institutional Shares......... 0.80%
Income Fund....................................... 0.50%
Total Return Bond Fund............................ 0.50%
International Equity Fund......................... 0.90%
High Yield Fund--Institutional Shares............. 0.80%
Value and Restructuring Fund--Shares.............. 0.99%
Mid Cap Value Fund--Shares........................ 0.99%
Optimum Growth Fund--Shares....................... 1.05%
High Yield Fund--Shares........................... 1.05%

      For the year ended March 31, 2004, pursuant to the above, U.S. Trust waived investment advisory fees in the following amounts:

Equity Fund................. $  111,513
Value and Restructuring Fund  2,200,477
Mid Cap Value Fund..........    288,275
Optimum Growth Fund.........     79,059
Income Fund.................    445,203
Total Return Bond Fund......    708,689
International Equity Fund...    178,682
High Yield Fund.............    369,302

      The Funds have entered into shareholder servicing agreements with various service organizations, which may include Schwab, U. S. Trust and affiliates of U. S. Trust. Services included in the servicing agreements are assisting in processing purchase, exchange, and redemption requests; transmitting and receiving funds in connection with customer orders to purchase, exchange or redeem shares; and providing periodic statements. Shareholder servicing fees are incurred on a Fund and class level (where applicable). As a consideration for these services, each service organization receives a fee, computed daily and paid monthly, at an annual rate up to 0.25% (0.40% prior to July 29, 2003) of the average daily net assets of its shares held by each service organizations' customers.

      U. S. Trust has voluntarily agreed to waive investment advisory and administration fees payable in an amount equal to the shareholder servicing fees payable to affiliates.

      For the year ended March 31, 2004, shareholder servicing fees paid to Schwab, U.S. Trust and affiliates of U. S. Trust were as follows:

                                           Amount         Amount
                                          Waived as     Waived as
                               Amount    Investment   Administration
                                Paid    Advisory Fees      Fees
                             ---------- ------------- --------------
Value and Restructuring Fund $2,204,992    $42,198       $255,413
Mid Cap Value Fund..........    214,018     19,142        113,616
Optimum Growth Fund.........     27,651        156          2,034
High Yield Fund.............    160,269     13,304        114,749

      e) Edgewood Services, Inc. (the "Distributor"), a wholly-owned subsidiary of Federated Investors, Inc., serves as the distributor of the Trust and Excelsior Fund. Shares of each Fund are sold without a sales charge on a continuous basis by the Distributor.

      The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, under which the Shares of the Mid Cap Value Fund, Optimum Growth Fund and High Yield Fund may compensate the Distributor monthly for its services which are intended to result in the sale of Shares, in an amount not to exceed the annual rate of 0.25% of the average daily net asset value of each Fund's outstanding Shares. The Trust has voluntarily agreed to stop charging fees under the Distribution Plan and no fees have been charged for the year ended March 31, 2004.

      f) Boston Financial Data Services, Inc. ("BFDS") serves as transfer agent to the Funds.

      g) Independent Trustees of the Trust receive an annual fee of $6,000, plus a meeting fee of $1,000 for each meeting attended. The Chairman of the Board receives an additional annual fee of $5,000. Each Independent Trustee serving on the Nominating Committee of the Trust receives an annual fee of $1,000 for services in connection with this committee, plus a meeting fee of $1,000 for each meeting attended. Each Independent Director of Excelsior Fund receives an annual fee of $15,000, plus a meeting fee of $2,500 for each meeting attended. The Chairman receives an additional annual fee of $7,500. Each member of the Nominating Committee receives an annual fee of $2,000 for services in connection with this committee, plus a meeting fee of $1,000 for each meeting attended. In addition, Trustees and Directors are reimbursed by the Trust and Excelsior Fund, respectively, for reasonable expenses incurred when acting in their capacity as Trustees and Directors.

3.  Purchases, Sales and Maturities of Investment Securities:

      a) Investment transactions (excluding short-term investments and U.S. Government and Agency Obligations) for the year ended March 31, 2004, were as follows:

                                           Sales and
                              Purchases    Maturities
                             ------------ ------------
Equity Fund................. $ 20,177,013 $ 32,731,638
Value and Restructuring Fund  793,197,656   94,519,425
Mid Cap Value Fund..........  105,095,207   25,078,801
Optimum Growth Fund.........   34,159,867   35,709,692
Income Fund.................   40,520,593   25,972,938
Total Return Bond Fund......   16,128,512   68,954,283
International Equity Fund...   20,419,598   31,172,311
High Yield Fund.............  258,828,439  261,482,965

      b) Investment transactions in U.S. Government and Agency Obligations (excluding short-term investments) for the year ended March 31, 2004, were as follows:

                                    Sales and
                        Purchases   Maturities
                       ----------- ------------
Income Fund........... $41,134,641 $ 42,280,481
Total Return Bond Fund  58,593,093  102,635,151
High Yield Fund.......   4,697,813    4,507,031

4. Federal Taxes:

   It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders.

   In order to avoid a Federal excise tax, each Fund is required to distribute certain minimum amounts of net realized capital gain and net investment income for the respective periods ending October 31 and December 31 in each calendar year.

   Dividends and distributions are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currency transactions, passive foreign investment companies, deferral of losses on wash sales, defaulted bonds, market discount, and net capital losses incurred after October 31 and within the taxable year ("Post-October losses"). To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise. Accordingly, the following reclassifications have been made to/from the following accounts:

                             Undistributed  Accumulated
                             Net Investment Net Realized
                             Income (Loss)  Gain (Loss)  Paid-In-Capital
                             -------------- ------------ ---------------
Value and Restructuring Fund   $  152,705   $  (152,698)   $        (7)
Mid Cap Value Fund..........      (12,743)       12,743             --
Optimum Growth Fund.........       86,205            --        (86,205)
Income Fund.................      299,850      (299,850)            --
Total Return Bond Fund......      101,268    (2,052,547)     1,951,279
International Equity Fund...       16,985       (16,985)            --
High Yield Fund.............    2,703,085       457,573     (3,160,658)

   The tax character of dividends and distributions declared during the years ended March 31, 2004 and March 31, 2003 were as follows:

                                           Long-Term    Return
                                Ordinary    Capital       of
                                 Income      Gain       Capital      Total
                               ----------- ---------- ----------- -----------
  Equity Fund
   2004....................... $   476,278         --          -- $   476,278
   2003.......................     605,644 $   80,236          --     685,880
  Value and Restructuring Fund
   2004.......................  16,245,250         --          --  16,245,250
   2003.......................   9,551,583         --          --   9,551,583
  Mid Cap Value Fund
   2004.......................     533,846         --          --     533,846
   2003.......................     292,305         --          --     292,305
  Optimum Growth Fund
   2004(1)....................      16,211         --          --      16,211
   2003.......................      15,815         --          --      15,815
  Income Fund
   2004.......................   6,871,085    237,563          --   7,108,648
   2003.......................   6,220,361    297,830          --   6,518,191
  Total Return Bond Fund
   2004.......................  10,812,380  3,173,874          --  13,986,254
   2003.......................  15,244,934  2,593,478          --  17,838,412
  International Equity Fund
   2004.......................     478,646         --          --     478,646
   2003.......................     465,399         --          --     465,399
  High Yield Fund
   2004.......................  10,866,812         -- $ 3,160,658  14,027,470
   2003.......................  42,429,596         --  20,720,784  63,150,380

(1)Included in the Optimum Growth Fund's distributions from ordinary income is $114 in excess of investment company taxable income, which in accordance with applicable U.S. tax law, is taxable to shareholders as ordinary income distributions.

   As of March 31, 2004, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

                           Long-Term     Post-        Capital                     Other
                Ordinary    Capital     October         Loss       Unrealized   Temporary
                 Income      Gain       Losses      Carryforward  Appreciation Differences      Total
               ----------- ---------- -----------  -------------  ------------ -----------  ------------
Equity Fund... $    76,038         -- $(3,239,658) $ (13,212,970) $  9,170,963          --  $ (7,205,627)
Value and
 Restructuring
 Fund.........  10,261,903         --          --   (192,190,351)  864,868,838 $  (566,333)  682,374,057
Mid Cap Value
 Fund.........      31,715         --  (2,144,019)      (594,394)   63,375,717          --    60,669,019
Optimum Growth
 Fund.........          --         --          --     (9,333,667)    5,950,377          --    (3,383,290)
Income Fund...     453,788 $  276,425          --             --     3,675,113    (444,528)    3,960,798
Total Return
 Bond Fund....     954,641  1,616,883          --             --     9,832,759    (617,621)   11,786,662
International
 Equity Fund..      65,869         --          --    (23,756,246)    7,221,486     (62,833)  (16,531,724)
High Yield
 Fund.........          --         --  (3,430,494)   (59,742,362)    2,983,328  (1,707,604)  (61,897,132)

   Post-October losses are deemed to arise on the first business day of a Fund's next taxable year.

   For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. To the extent that such carryforwards are utilized, capital gain distributions will be reduced. At March 31, 2004, the following Funds had capital loss carryforwards for Federal income tax purposes available to offset future net capital gains through the indicated expiration dates:

                        Expiration Date Expiration Date Expiration Date Expiration Date Expiration Date
                        March 31, 2007  March 31, 2008  March 31, 2010  March 31, 2011  March 31, 2012     Total
                        --------------- --------------- --------------- --------------- --------------- ------------
Equity Fund............          --                --              --    $ 11,842,225     $ 1,370,745   $ 13,212,970
Value and Restructuring
 Fund..................    $304,980       $16,725,188     $16,920,230     130,876,419      27,363,534    192,190,351
Mid Cap Value Fund.....          --                --              --         594,394              --        594,394
Optimum Growth
 Fund..................          --                --              --       9,333,667              --      9,333,667
International Equity
 Fund..................          --                --       5,940,562      16,143,552       1,672,132     23,756,246
High Yield Fund........          --                --       2,181,571      17,456,849      40,103,942     59,742,362

   During the year ended March 31, 2004, the Mid Cap Value Fund and the Optimum Growth Fund utilized capital loss carryforwards totaling $5,622,674 and $3,165,557 to offset realized capital gains.

   At March 31, 2004, aggregate gross unrealized appreciation for all securities and call options written for which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities and call options written for which there was an excess of tax cost over value is as follows:

                               Estimated     Tax Basis     Tax Basis        Net
                                Federal      Unrealized    Unrealized    Unrealized
                               Tax Cost     Appreciation (Depreciation) Appreciation
                             -------------- ------------ -------------- ------------
Equity Fund................. $   63,639,919 $ 13,848,460  $ (4,677,497) $  9,170,963
Value and Restructuring Fund  2,425,109,893  939,433,065   (75,548,719)  863,884,346
Mid Cap Value Fund..........    222,674,132   66,919,567    (3,543,850)   63,375,717
Optimum Growth Fund.........     31,299,769    6,519,428      (569,051)    5,950,377
Income Fund.................    111,856,397    3,825,436      (150,323)    3,675,113
Total Return Bond Fund......    152,454,536    9,934,227      (101,468)    9,832,759
International Equity Fund...     28,339,616    8,599,606    (1,384,147)    7,215,459
High Yield Fund.............    168,586,359    6,935,951    (3,952,623)    2,983,328

5.  Capital Transactions:

   The Trust currently has authorized an unlimited number of shares of beneficial interest of each class of each Fund. Each share has a par value of $0.00001 and represents an equal proportionate interest in the particular Fund with other shares of the same Fund, and is entitled to such dividends and distributions of taxable earnings on the assets belonging to such Fund as are declared at the discretion of the Trust's Board of Trustees.

   Excelsior Fund currently has authorized capital of 35 billion shares of Common Stock, 29.3756 billion of which is currently classified to represent interests in certain classes of shares. Authorized capital currently offered for the Value and Restructuring Fund is 1.5 billion shares. Each share has a par value of $0.001 and represents an equal proportionate interest in the Fund with other shares of the same Fund, and is entitled to such dividends and distributions of taxable earnings on the assets belonging to such Fund as are declared at the discretion of Excelsior Fund's Board of Directors.

6.  Line of Credit:

   The Funds and other affiliated funds participate in a $50 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the redemption of Fund shares. Interest is charged to each Fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.50% per year. In addition, a commitment fee, equal to an annual rate of 0.15% of the average daily unused portion of the line of credit, is allocated among the participating Funds at the end of each quarter, and is included in miscellaneous expenses on the statements of operations. For the year ended March 31, 2004, the Funds had no borrowings under the agreement.

7.  Guarantees:

   In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is dependent on future claims that may be made against the Funds, and therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

8.  Legal Proceedings:

   U.S. Trust Company, N.A., United States Trust Company of New York, the investment advisers (the "Adviser") of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust (collectively the "Companies") and the Companies have been contacted by the Office of the New York State Attorney General (the "NYAG") and the Adviser has been contacted by the Securities and Exchange Commission (the "SEC") in connection with their investigation of practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares (the "Investigations"). The Adviser has also been contacted, through its parent, by the U.S. Attorney's Office in San Francisco and the Attorney General of the State of West Virginia (the "WVAG") with inquiries regarding the same subject matter. The Adviser and the Companies have been providing full cooperation with respect to these investigations, and continue to review the facts and circumstances relevant to the investigations.

   Four class actions suits have been filed against the Companies and the
Adviser: James Page Jr. v. Charles Schwab et al. (filed on November 20, 2003 in the United States District Court for the Northern District of California); A. Joseph Szydlowski v. Charles Schwab et al. (filed December 4, 2003 in the United States District Court for the Southern District of New York); Wilson v. Excelsior Funds, et al. (filed December 10, 2003 in the United States District Court for the Southern District of New York); and John R. Granelli v. Charles Schwab, et al. (filed January 20, 2004 in the United States District Court for the Southern District of New York). While details in each suit vary, in general each alleges that during the Class Period, the Adviser, the Companies and others allowed certain parties and others to engage in illegal and improper trading practices, which caused financial injury to the shareholders of the Companies. Each demands unspecified monetary damages. The Wilson complaint also demands a rescission of the contract with the advisers.

   A fifth class action complaint, styled Mike Sayegh v. Janus Capital Corp. et al., was filed in Los Angeles Superior Court on or about October 22, 2003. On or about December 3, 2003, the Companies were served with a copy of the complaint in Sayegh on the basis that they were one of the several Doe Defendants named in the complaint. The complaint alleges violations of the California Business and Professions Code, arising from improper trading activities, and seeks injunctive, declaratory, and other equitable relief in addition to unspecified monetary damages. The extent to which and capacity in which the Funds may have had any role in the allegations contained therein is currently unclear.

   In addition, a derivative action, styled Richard Elliott v. Charles Schwab Corporation, et al., No. 04 CV 2262, which is purportedly brought on behalf of Excelsior High Yield Fund and Excelsior Funds Trust, alleges violations of
Section 36 of the Investment Company Act, 15 U.S.C. (S) 80a-35(b) and the common law breach of fiduciary duty by Schwab, the Adviser and certain directors of the Companies. This action has not yet been served on the Companies or their directors.

   The Adviser and the Companies are evaluating the claims in these complaints and intend to vigorously defend against them. The Adviser anticipates consolidation of these suits is possible. On February 20, 2004, the Judicial Panel on Multi-District Litigation issued an order transferring 96 actions involving allegations of mutual fund late trading and market timing to the United States District Court for the District of Maryland, for coordinated or consolidated pretrial proceedings ("MDL 1586"). On March 3, 2004, however, the Panel issued a Conditional Transfer Order which transferred additional "tag along cases" to MDL 1586, including the Sayegh, Page and Wilson actions. The Adviser expects that most or all of the civil actions regarding alleged late trading and/or market timing, which are pending in federal courts, will ultimately be transferred to MDL 1586.

   Based on currently available information, the Adviser believes that the likelihood is remote that the pending private lawsuits and Investigations will have a material adverse financial impact on the Companies, and that the pending Investigations and private lawsuits are not likely to materially affect its ability to provide investment management services to the Companies.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Excelsior Funds Trust and Excelsior Funds, Inc.

   We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of the Equity, Value and Restructuring, Mid-Cap Value, Optimum Growth, Income, Total Return Bond, International Equity, and High Yield Funds (the seven portfolios constituting the Excelsior Funds Trust and one of the portfolios constituting the Excelsior Funds, Inc.) (the "Trust") as of March 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Equity, Value and Restructuring, Mid-Cap Value, Optimum Growth, Income, Total Return Bond, International Equity, and High Yield Funds at
March 31, 2004, the results of their operations for each of the year then ended, the changes in their net assets for the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                            /s/ Ernst & Young LLP

             Boston, Massachusetts
             May 7, 2004

  Directors/Trustees and Officers of the Excelsior Funds Complex (Unaudited)

   Information pertaining to the directors/trustees and officers of Excelsior Fund, Excelsior Tax-Exempt Fund and Excelsior Funds Trust (each a "Company" and collectively, the "Excelsior Funds Complex") is set forth below.
Directors/Trustees who are not deemed to be "interested persons" of the Excelsior Funds Complex as defined in the 1940 Act are referred to as "Independent Board Members." Directors/Trustees who are deemed to be "interested persons" of the Excelsior Funds Complex are referred to as "Interested Board Members."

                                                                                               Number of
                                                                                             Portfolios in
                                                                                               Excelsior
                                     Term of                                                     Funds
                                    Office and                                                  Complex        Other
                     Position(s)    Length of                                                 Overseen by  Directorships
  Name, Address,    Held with each     Time                Principal Occupation(s)               Board     Held by Board
      Age(1)           Company      Served(2)                During Past 5 Years               Member(3)     Member(4)
  --------------    -------------- ------------- ------------------------------------------- ------------- -------------
INTERESTED BOARD MEMBER
James L. Bailey(5)  Director/          Since     Executive Vice President of U.S. Trust           N/A           N/A
 114 West 47th      Trustee        February 2004 Corporation and U.S. Trust New York
 Street                                          (since January 2003); President, Excelsior
 New York, NY                                    Fund, Excelsior Tax-Exempt Fund and
 10036                                           Excelsior Funds Trust (since May 2003);
 Age: 58                                         Consultant in the financial services
                                                 industry (from August 2000 to January
                                                 2003); Executive Vice President of Citicorp
                                                 (1992 to August 2000).

    INDEPENDENT BOARD MEMBERS
Frederick S. Wonham Director/       Since 1997   Retired; Chairman of the Board (since            32           None
 Age: 72            Trustee,                     1997) and President, Treasurer and
                    Chairman of                  Director (since 1995) of Excelsior Fund
                    the Board                    and Excelsior Tax-Exempt Fund; Chairman
                                                 of the Boards (since 1997), President,
                                                 Treasurer and Trustee (since 1995) of
                                                 Excelsior Funds Trust; Vice Chairman of
                                                 U.S. Trust Corporation and U.S. Trust New
                                                 York (from February 1990 until September
                                                 1995); and Chairman, U.S. Trust Company
                                                 (from March 1993 to May 1997).

Rodman L. Drake     Director/       Since 1994   Director of Excelsior Fund and Excelsior         32              4
 Age: 61            Trustee                      Tax-Exempt Fund (since 1996); Trustee of
                                                 Excelsior Funds Trust (since 1994);
                                                 Director, Parsons Brinkerhoff, Inc.
                                                 (engineering firm) (since 1995); President,
                                                 Continuation Investments Group, Inc.
                                                 (since 1997); President, Mandrake Group
                                                 (investment and consulting firm) (1994-
                                                 1997); Chairman, MetroCashcard
                                                 International Inc. (since 1999); Director,
                                                 Hotelivision, Inc. (since 1999); Director,
                                                 Alliance Group Services, Inc. (since 1998);
                                                 Director, Clean Fuels Technology Corp.
                                                 (since 1998); Director, Absolute Quality
                                                 Inc. (since 2000); Director, Hyperion Total
                                                 Return Fund, Inc. and three other funds
                                                 for which Hyperion Capital Management,
                                                 Inc. serves as investment adviser (since
                                                 1991); Director, The Latin America Smaller
                                                 Companies Fund, Inc. (from 1993 to 1998).

                                                                                           Number of
                                                                                         Portfolios in
                                                                                           Excelsior
                                 Term of                                                     Funds
                                Office and                                                  Complex        Other
                Position(s)     Length of                                                 Overseen by  Directorships
Name, Address, Held with each      Time                Principal Occupation(s)               Board     Held by Board
    Age(1)        Company       Served(2)                During Past 5 Years               Member(3)     Member(4)
-------------- -------------- -------------- ------------------------------------------- ------------- -------------
Mel Hall       Director/        Since 2000   Director of Excelsior Fund and Excelsior         32           None
 Age: 59       Trustee                       Tax-Exempt Fund (since July 2000);
                                             Trustee of Excelsior Funds Trust (since
                                             July 2000); Chief Executive Officer,
                                             Comprehensive Health Services, Inc.
                                             (health care management and
                                             administration).

Roger M. Lynch Director/        Since 2001   Retired; Director of Excelsior Fund and          32           None
 Age: 63       Trustee                       Excelsior Tax-Exempt Fund and Trustee of
                                             Excelsior Funds Trust (since September
                                             2001); Chairman of the Board of Trustees
                                             of Fairfield University (since 1996);
                                             Director, SLD Commodities, Inc.
                                             (importer of nuts) (since 1991); President,
                                             Corporate Asset Funding Co., Inc. (asset
                                             securitization) (from 1987 to 1999);
                                             General Partner (from 1980 to 1986) and
                                             Limited Partner (from 1986 to 1999),
                                             Goldman Sachs & Co.; Chairman,
                                             Goldman Sachs Money Markets, Inc. (from
                                             1982 to 1986).

Jonathan Piel  Director/        Since 1994   Director, Excelsior Funds, Inc. and              32           None
 Age: 65       Trustee                       Excelsior Tax-Exempt Funds, Inc. (since
                                             1996); Trustee, Excelsior Funds Trust
                                             (since 1994); Director, Group for the
                                             South Fork, Bridgehampton, NY (since
                                             1993). Retired in 1994 as The Editor,
                                             Scientific American and Vice President,
                                             Scientific American, Inc.

OFFICERS
Mary Martinez  Executive      Since February Managing Director U.S. Trust Company             N/A           N/A
 114 West 47th Vice President      2004      and Chief Operating Officer of Investment
 Street                                      Products (since 2003); Managing Director
 New York, NY                                and Director of Relationship Management
 10036                                       Service, Marketing, Information and
 Age: 44                                     Technology at Bessemer Trust (1998 to
                                             2003).

Joseph Trainor Vice President Since February Managing Director U. S. Trust Company            N/A           N/A
 114 West 47th                     2004      (since 2003); President of MFS
 Street                                      Institutional Advisors (1998 to 2002).
 New York, NY
 10036
 Age: 43

                                                                                                  Number of
                                                                                                Portfolios in
                                                                                                  Excelsior
                                        Term of                                                     Funds
                                       Office and                                                  Complex        Other
                      Position(s)      Length of                                                 Overseen by  Directorships
   Name, Address,    Held with each       Time                Principal Occupation(s)               Board     Held by Board
       Age(1)           Company        Served(2)                During Past 5 Years               Member(3)     Member(4)
   --------------    --------------- -------------- ------------------------------------------- ------------- -------------
Agnes Mullady        Treasurer       Since February Senior Vice President, U.S. Trust Company        N/A           N/A
 225 High Ridge      Chief Financial      2004      (since 2004); Chief Financial Officer,
 Road                and Chief                      AMIC Distribution Partners, (2002 to
 Stamford,           Accounting                     2004); Controller Reserve Management
 CT 06905            Officer                        Corporation, Reserve Management
 Age : 45                                           Company, Inc. and Reserve Partners, Inc.
                                                    (2000 to 2002); Vice President and
                                                    Treasurer, Northstar Funds; Senior Vice
                                                    President and Chief Financial Officer,
                                                    Northstar Investment Management Corp.;
                                                    President and Treasurer, Northstar
                                                    Administrators Corp.; and Vice President
                                                    and Treasurer, Northstar Distributors, Inc.
                                                    (1993 to 2000).

Frank Bruno          Vice President    Since 2001   Vice President, U.S. Trust Company (since        N/A           N/A
 225 High Ridge      and Assistant                  1994); Vice President and Assistant
 Road                Treasurer                      Treasurer, Excelsior Fund, Excelsior Tax-
 Stamford, CT                                       Exempt Fund and Excelsior Funds Trust
 06905                                              (since February 2001).
 Age: 44

Joseph Leung         Vice President      Since      Vice President, U.S. Trust Company (since        N/A           N/A
 225 High Ridge      and Assistant      May 2003    March 2003); Vice President and Assistant
 Road                Treasurer                      Treasurer, Excelsior Fund, Excelsior Tax-
 Stamford, CT                                       Exempt Fund and Excelsior Funds Trust
 06905                                              (since May 2003); Vice President of Merrill
 Age: 38                                            Lynch & Co. (from 2000 to 2002);
                                                    Treasurer, Vice President and Chief
                                                    Accounting Officer of Midas Funds, Bexil
                                                    Fund, Tuxis Fund, Global Income Fund
                                                    and Winmill & Co. Incorporated (from
                                                    1995 to 2000).

Michael R. Rosella,  Acting          Since February Partner, Paul, Hastings, Janofsky & Walker       N/A           N/A
 Esq.                Secretary and        2004      LLP (law firm) (since 2000); Partner,
 75 East 55th Street Chief Legal                    Battle Fowler LLP (law firm) (1988 to
 New York, NY        Officer                        2000).
 10022
 Age: 46

Lee Wilcox           Assistant         Since June   Employed by SEI Investments since June           N/A           N/A
 530 E. Swedesford   Treasurer            2002      2002. Director of Fund Accounting, SEI
 Road                                               Investments since June 2002. Senior
 Wayne, PA 19087                                    Operations Manager of Deutsche Bank
 Age: 42                                            Global Fund Services (2000-2002),
                                                    PricewaterhouseCoopers LLP (1995-2000),
                                                    United States Army (1982-1992).

                                                                                        Number of
                                                                                      Portfolios in
                                                                                        Excelsior
                                 Term of                                                  Funds
                                Office and                                               Complex        Other
                  Position(s)   Length of                                              Overseen by  Directorships
 Name, Address,  Held with each    Time             Principal Occupation(s)               Board     Held by Board
     Age(1)         Company     Served(2)             During Past 5 Years               Member(3)     Member(4)
 --------------  -------------- ---------- ------------------------------------------ ------------- -------------
Timothy D. Barto Assistant      Since 2001 Employed by SEI Investments since               N/A           N/A
 One Freedom     Treasurer                 October 1999. Vice President and
 Valley Drive                              Assistant Secretary of SEI Investments
 Oaks, PA 19456                            since December 1999. Associate at
 Age: 36                                   Dechert, Price & Rhoads (1997-1999).
                                           Associate at Richter, Miller & Finn (1993-
                                           1997).

--------
(1) Each director/trustee may be contacted by writing to Excelsior Funds, One Freedom Valley Drive, Oaks, PA 19456.
(2) Each director/trustee shall hold office until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed. The president, treasurer and secretary of each Company shall hold office for a one year term and until their respective successors are chosen and qualified, or in each case until he or she sooner dies, resigns is removed, or becomes disqualified in accordance with each Company's by-laws.
(3) The Excelsior Funds Complex consists of all registered investment companies (Excelsior Fund, Excelsior Tax-Exempt Fund and Excelsior Funds Trust) for which U.S. Trust serves as investment adviser. As of March 31, 2004, the Excelsior Funds Complex consisted of 32 Funds.
(4) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.
(5) Mr. James L. Bailey is a board member who is deemed to be an "interested person" of the Excelsior Funds Complex, as that term is defined in the 1940 Act, because he is an Executive Vice President of the Investment Adviser.

For more information regarding the Directors/Trustees and Officers, please refer to the Statement of Additional Information, which is available upon request by calling 1-800-446-1012.

                     Federal Tax Information: (Unaudited)

   For the year ended March 31, 2004, the percentage of dividends paid that qualify for the 70% dividends received deduction for corporate shareholders, the percentage of dividends that qualify for the Qualifying Dividend Income, the designation of 20% and 15% long-term capital gains, the amounts expected to be passed through to shareholders as foreign tax credits and the percentage of income earned from direct Treasury obligations are approximated as follows:

                             Dividends Qualifying     20%          15%      Foreign Treasury
                             Received   Dividend   Long-Term    Long-Term     Tax    Income
                             Deduction Income(1)  Capital Gain Capital Gain Credit   Earned
                             --------- ---------- ------------ ------------ ------- --------
Equity Fund.................   99.31%    100.00%            -           -         -      -
Value and Restructuring Fund   99.51     100.00             -           -         -      -
Mid Cap Value Fund..........   99.85     100.00             -           -         -      -
Optimum Growth Fund.........  100.00     100.00             -           -         -      -
Income Fund.................       -          -    $  191,235    $ 46,328         -   2.80%
Total Return Bond Fund......       -          -     2,918,851     255,024         -  16.35
International Equity Fund...       -     100.00             -           -   $82,541      -
High Yield Fund.............       -          -             -           -         -   1.00

--------
(1)Created by the Jobs and Growth Tax Relief Reconciliation Act of 2003.

   In addition, for the year ended March 31, 2004, gross income derived from sources within foreign countries for the International Equity Fund amounted to approximately $879,000.

                                                                   AR-Inst-0304

[LOGO] Excelsior Funds



                          DOMESTIC EQUITY PORTFOLIOS

                                 ANNUAL REPORT

                                March 31, 2004

                               TABLE OF CONTENTS

                                                                     PAGE
                                                                     ----
      LETTER TO SHAREHOLDERS........................................   1
      ADVISER'S DOMESTIC EQUITY MARKET REVIEW.......................   2
      ADVISER'S INVESTMENT REVIEWS
          Blended Equity Fund.......................................   3
          Large Cap Growth Fund.....................................   4
          Optimum Growth Fund.......................................   5
          Small Cap Fund............................................   6
          Value and Restructuring Fund..............................   7
          Mid Cap Value Fund........................................   8
          Energy and Natural Resources Fund.........................   9
          Real Estate Fund..........................................  10
      STATEMENTS OF ASSETS AND LIABILITIES..........................  12
      STATEMENTS OF OPERATIONS......................................  14
      STATEMENTS OF CHANGES IN NET ASSETS...........................  16
      FINANCIAL HIGHLIGHTS -- SELECTED PER SHARE DATA AND RATIOS....  18
      PORTFOLIOS OF INVESTMENTS
          Blended Equity Fund.......................................  22
          Large Cap Growth Fund.....................................  24
          Optimum Growth Fund.......................................  25
          Small Cap Fund............................................  26
          Value and Restructuring Fund..............................  27
          Mid Cap Value Fund........................................  30
          Energy and Natural Resources Fund.........................  32
          Real Estate Fund..........................................  33
          Equity Income Fund........................................  34
      NOTES TO FINANCIAL STATEMENTS.................................  36
      REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS.............  50
      DIRECTORS/TRUSTEES AND OFFICERS OF THE EXCELSIOR FUNDS COMPLEX  51
      FEDERAL TAX INFORMATION.......................................  55

For shareholder account information, current price and yield quotations, or to make an initial purchase or obtain a prospectus, call 1-800-446-1012, from overseas, call 617-483-7297.

Internet Address: http://www.excelsiorfunds.com

This report must be preceded or accompanied by a current prospectus.

A description of the policies and procedures that Excelsior Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-446-1012, and (ii) on the Excelsior Funds' website.

You should consider the Fund's investment objectives, risks, charges and expenses carefully before you invest. Information about these and other important subjects is in the Fund's prospectus, which you should read carefully before investing.

Excelsior Funds, Inc. and Excelsior Funds Trust are distributed by Edgewood Services, Inc.

You may write to Excelsior Funds, Inc. and Excelsior Funds Trust at the following address:

      Excelsior Funds
      P.O. Box 8529
      Boston, MA 02266-8529

SHARES IN THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, UNITED STATES TRUST COMPANY OF NEW YORK, U.S. TRUST COMPANY, N.A. THEIR PARENT OR AFFILIATES AND SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENTS IN THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT.

                            LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

April 2, 2004

Dear Valued Excelsior Shareholder:

The fiscal year ended March 31, 2004 was marked by a continuing market uptrend, which signaled the end of a difficult multi-year downturn that concluded just as the new fiscal year began in the spring of 2003. I am pleased to report that Excelsior's fund managers were ready for the challenge of renewed global growth.

As economic stimulus from Federal Reserve monetary policy and Treasury fiscal policy took hold, the markets rallied strongly, resulting in double-digit advances for traditional market measures such as the Standard & Poor's 500 Index. I am especially pleased to inform you that for the fiscal year ended March 31, 2004, the returns of each of the equity funds were very strong. The majority of the equity funds outperformed their respective benchmarks and average returns for their peer groups.*

I also wish to emphasize that when it comes to safeguarding investors, we take our fiduciary responsibility to our fellow shareholders seriously. Accordingly, we monitor our daily cash flows and work with intermediaries to identify market timers and attempt to prohibit them from investing in our funds. Last November, our Board of Trustees approved enhanced policies to monitor and combat this activity.

The independent trustees have independent counsel who report to them and assist them in protecting shareholders' best interests. All employees of the adviser are required to adhere to a strict Code of Ethics, which prohibits them from utilizing insider information, from engaging in "late trading" or "market timing" of any mutual fund's shares.

From the perspective of fees and expense management, we maintain expense caps on each of our mutual funds. U.S. Trust as adviser reimburses the Funds, when necessary; to ensure that expense caps are not exceeded. Currently, all Excelsior Funds are benchmarked under the Lipper Average for expenses. Additionally, we do not charge front-end sales loads on any of our Funds.

Going forward, we see a more challenging investment environment, with geo-political uncertainty and a domestic focus on the Presidential election, along with a clear shift in Federal Reserve policy that we expect will result in rising interest rates. We expect that U.S. Trust's portfolio managers will continually evaluate their investment decisions, since it is our belief that new investment opportunities will emerge. Acting as disciplined professionals, our portfolio managers can be expected to continue to capitalize on these prospects as they take shape.

As always, we value your confidence in selecting Excelsior to fulfill your investment needs. We maintain a total commitment to providing you with best-in-class investment products and service. We strongly believe that our array of products may help you to meet the full range of your financial objectives.

                                          Sincerely,

                                          /s/  James L. Bailey

                                          James L. Bailey
                                          President
--------
 * Past performance is not predictive of future performance. Please refer to our discussion and analysis of each Excelsior Fund's performance for the year ended March 31, 2004 in the pages that follow.

                                        ADVISER'S DOMESTIC EQUITY MARKET REVIEW
--------------------------------------------------------------------------------


   In the fiscal first quarter of the year ended March 31, 2004, domestic equities moved steadily higher, and their progressive uptrend raised hopes that the bear market, which started in March of 2000, had at last ended. The Standard & Poor's 500 Index (S&P 500) crossed 1000 on the upside on June 16, regaining a level not seen for a year. Major averages and indexes moved into positive territory. The S&P 500 was up 14.9% in the period; measured from the prior quarter's March 11 low of 800.73, the gain was an even stronger 21.7%. Other market measures followed suit, with the Dow Jones Industrial Average
(DJIA) climbing 12.4% in the quarter, and the NASDAQ Composite Index (COMP) rising an even stronger 21.0%. Tensions subsided in North Korea and the market also weathered the SARS virus threat well. Equally important for equities was the passage of tax cut legislation. The third major factor that enabled the markets to see past recession was an anti-deflation posture announced by Federal Reserve chief Alan Greenspan in May.

   Strong conditions continued into the fiscal second quarter, as stocks pushed the upper boundary of their tight trading range higher, overcoming the slow pace of economic recovery and difficulties in Iraq and Israel. Profit taking impacted the quarter's final week, but the major averages and indexes continued solidly in positive territory. The S&P 500 closed at 995.97, up 2.2% for the quarter (from 974.50). Other market measures more than followed suit, with the DJIA up 3.2%, and the COMP posting a 10.1% quarterly gain.

   The banner year for stocks lasted through the fiscal third quarter. Not only did equities maintain a firm grip on ground gained, they managed to push even higher. Investors kept right on buying, and profit taking caused little setback despite selling that aimed to net profits against sizeable tax-loss carry-forwards. As the calendar year ended, investors drove the major averages and indexes to a powerful advance into positive territory. Small-cap stocks continued to outpace their large-cap brethren. Style mattered less than size, since both small-cap value and small-cap growth outperformed. On a sector basis, per S&P data, Precious Metals led, and rotation was in the direction of Information Technology, Consumer Discretionary, and to a lesser degree, Financial Services. Consumer Staples and Energy were out-of-favor.

   Equities battled strong headwinds in the fiscal fourth quarter. Still, at the close of the period, U.S. stocks had largely managed to hold onto the year's gains. The quarter didn't start out that way. In fact, the previous quarters' powerful equity uptrend continued right into the fourth fiscal quarter. In January, equities marched higher as money poured into stocks. In January, investors channeled almost $44 billion in net new money into stock mutual funds, the highest monthly figure since the March 2000 market peak. By the end of January, the S&P 500 was up 4% for the year and at a 22-month high. As the quarter progressed, however, profit taking increased in the face of renewed terrorism, election uncertainties, perceptions of sluggish job growth, concerns about the housing market and higher energy prices--not to mention a possible Fed interest rate hike. By March 31, the major U.S. indices were essentially where they were at the start of the quarter.

EXCELSIOR FUNDS, INC.                                       BLENDED EQUITY FUND
--------------------------------------------------------------------------------

   For the twelve months ended March 31, 2004, the Fund realized a total return of 31.75%* versus 35.09%** for the Standard & Poor's 500 Composite Stock Price Index and ranked 463 out of 1,025 funds, based on total return, in the Lipper Large-Cap Core Funds category*** for the same one year period. The Fund ranked 285 and 70 among 626 and 219 funds, in the same Lipper category for the five and ten years ended March 31, 2004, with cumulative returns of -9.50%* and 163.04%,* respectively. For much of the period the Fund maintained a close balance between growth and value companies, buying the stocks of a number of high-quality, midsize companies, with a particular focus on strong free cash flow. The Fund saw good returns from a number of its healthcare holdings, including names in the biotechnology and generic drug manufacturing areas. The Fund maintained an overall underweight in technology, as we believed that valuations remained high for tech stocks in general, and this stance detracted from the Fund's relative performance as technology did well overall during the 12 months. The Fund's overweight in the energy sector, an area that had mixed relative performance, slightly hindered the Fund's performance. Although companies in the insurance sector, an area the Fund was overweight, appeared in general to have above-average pricing power in the fiscal year, they also had mixed results, adding slightly to the Fund's relative underperformance. Several holdings in the retail area aided Fund performance.

                                    [CHART]

           Blended Equity      Standard & Poor's 500
                Fund       Composite Stock Price Index**
           --------------  -----------------------------
3/31/94      $10,000                 $10,000
3/31/95       11,465                  11,557
3/31/96       14,497                  15,267
3/31/97       16,105                  18,294
3/31/98       24,290                  27,075
3/31/99       29,063                  32,074
3/31/00       35,718                  37,828
3/31/01       26,174                  29,627
3/21/02       25,761                  29,698
3/21/03       19,978                  22,344
3/21/04       26,320                  30,192



------------------------------------------------
            Blended Equity Fund+
-------------------------------------------------
Average Annual Total Return Ended on 3/31/04*
-------------------------------------------------
 1 year              5 years             10 years
-------------------------------------------------
 31.75%              (1.96)%              10.16%
-------------------------------------------------


Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

   The above illustration compares a $10,000 investment made in the Fund and a broad-based index over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
  * Total return represents the change during the period in a hypothetical account with dividends reinvested.
 ** Source: Standard & Poor's Corporation--Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
*** Source: Lipper, Inc.--Lipper is an independent mutual fund performance monitor. Lipper rankings do not consider sales charges.
  + Currently certain fees are waived. Had certain fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

EXCELSIOR FUNDS, INC.                                     LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------

   For the twelve months ended March 31, 2004, the Fund realized a total return of 33.16%* versus 32.19%** for the Russell 1000 Growth Index. The Fund's relative outperformance was due in part to our rebalancing of the Fund in an effort to take advantage of a strengthening economy (shaky employment numbers notwithstanding) during the fiscal year. We did this largely by raising the Fund's growth potential and doing so at a considerably lower price than that reflected in the Standard & Poor's 500's price-to-growth ratio. One way we accomplished this was by lowering the Fund's weightings in defensive sectors and industrials and we were opportunistic in increasing our exposure to high growth areas within healthcare such as biotech, generics and medical devices. Also, in keeping with our sell discipline, we terminated the Fund's positions in a number of names in technology that we felt were fully valued relative to their growth prospects. We also removed a number of stocks in the financial field that we believed had reached their growth limit or would not show the kind of growth we expected. Notably, while we sold Fund holdings in a number of areas such as tech and financials, we frequently replaced them with other names in the same areas. One important change in the Fund over the period was to enhance its diversification, as we moved from 27 names in early 2003 to well over 30 by year end.

                                    [CHART]

                Large Cap          Russell 1000
               Growth Fund        Growth Index**
               -----------        --------------
10/01/97       10,000              $10,000
 3/31/98       12,158               11,690
 3/31/99       20,431               14,976
 3/31/00       27,118               20,086
 3/31/01       14,372               11,505
 3/31/02       12,615               11,275
 3/31/03        8,271                8,258
 3/31/04       11,014               10,915


--------------------------------------------------------
                Large Cap Growth Fund+
--------------------------------------------------------
      Average Annual Total Return Ended on 3/31/04*
--------------------------------------------------------
 1 year         5 years        Since Inception (10/1/97)
--------------------------------------------------------
 33.16%        (11.62)%                1.50%
--------------------------------------------------------


Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

   The above illustration compares a $10,000 investment made in the Fund and a broad-based index since 10/1/97 (inception date). The chart assumes all dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
 * Total return represents the change during the period in a hypothetical account with dividends reinvested.
** Source: The Russell Company--The Russell 1000 Growth Index is an unmanaged index composed of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index is composed of the 1000 largest companies in The Russell 3000 Index which is composed of 3,000 of the largest U.S. companies by market capitalization. The Index includes dividends reinvested.
 + Currently certain fees are waived. Had certain fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

EXCELSIOR FUNDS TRUST                                       OPTIMUM GROWTH FUND
--------------------------------------------------------------------------------

   For the fiscal year ended March 31, 2004, the Fund's Shares realized a total return of 30.27%* versus 32.18%** for the Russell 1000 Growth Index. Throughout the fiscal year, in the core portion of the Fund (70% of assets), we rebalanced the portfolio to take advantage of an improving economy. We did this largely by raising the Fund's growth potential, and doing so at a considerably lower price than that reflected in the Standard & Poor's 500's price-to-growth ratio. Specifically, we lowered the Fund's weightings in defensive sectors and increased weightings in deep cyclicals and elsewhere. At various points in the year, we focused on technology, consumer and financial names, cyclicals (industrials and materials), and health care. The emphasis on health care (medical products and medical services industries) in particular aided Fund performance; the Fund's technology holdings did contribute positively to returns as well, but an underweight relative to the benchmark resulted in underperformance. The structured overlay portion of the Fund (30% of assets) presents a similarly mixed picture. Over time, as compared with a purely active-management strategy, the use of a quantitative overlay tends to dampen overall Fund volatility without materially inhibiting returns. In this past fiscal year, however, while the overlay did decrease volatility, it also contributed to underperformance relative to the benchmark. Part of this underperformance can be attributed to technical issues related to the timing of purchases and sales, part to stock selection, and part to sector and industry bets.

                                    [CHART]

                Optimum           Russell 1000
          Growth Fund-Shares     Growth Index**
          -------------------    --------------
6/01/96         $10,000              $10,000
3/31/97          10,198               11,059
3/31/98          16,359               16,529
3/31/99          27,483               21,175
3/31/00          35,013               28,400
3/31/01          19,138               16,268
3/31/02          17,393               15,942
3/31/03          12,071               11,676
3/31/04          15,724               15,433


---------------------------------------------
         Optimum Growth Fund-Shares+
---------------------------------------------
Average Annual Total Return Ended on 3/31/04*
---------------------------------------------
 1 year    5 years   Since Inception (6/1/96)
---------------------------------------------
 30.27%   (10.57)%            5.94%
---------------------------------------------


Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

   The above illustration compares a $10,000 investment made in the Fund and a broad-based index since 6/1/96 (inception date). The chart assumes all dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
 * Total return represents the change during the period in a hypothetical account with dividends reinvested.
** Source: The Russell Company--The Russell 1000 Growth Index is an unmanaged index and is composed of the 1,000 companies with higher price-to-book ratios and higher forecasted growth values in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization. The Index includes dividends reinvested.
 + Currently certain fees are waived. Had certain fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

EXCELSIOR FUNDS, INC.                                            SMALL CAP FUND
--------------------------------------------------------------------------------

   For the twelve months ended March 31, 2004, the Fund returned 72.26%* versus 63.84%** for the Russell 2000 Index. The success that was realized in fiscal 2004 had its roots in fiscal 2003. We had taken a constructive outlook for the equity markets after three years of bear markets and reoriented the Fund to anticipate better conditions. Employing our disciplines of identifying high-potential ideas that are operating in sub-normal conditions lead us into some deeply depressed industries. This translated into significant commitments to capital markets companies that were enduring their own bear market, which contributed to the Fund's outperformance. Investments made in the technology sector during that group's horrible bear market also contributed to outperformance as capital spending and tax incentives reignited a significant earnings recovery in fiscal 2004. We are always in a harvest and cultivate mode; fiscal 2004 was a harvest year. We feel the financial and statistical characteristics for the Fund have been exceptional. Composed of 41 issues at March 31, 2004, the Fund had a five-year earnings growth rate of 16.0% and a five-year return on equity of 14.8%, accomplished with only 15% debt-to-total capitalization. This compares against 15%, 9.0% and 23.5%, respectively, for the Russell 2000 Index. The normalized price-to-earnings comparison was 17.9x for Fund versus 18.7x for the Index. By our calculus, higher growth accomplished with less debt and greater profitability, acquired at a lower price, is the definition of good value.

                                    [CHART]

               Small Cap        Russell 2000
                 Fund              Index**
               ---------        ------------
3/31/94        $10,000             $10,000
3/31/95         11,516              10,550
3/31/96         13,622              13,614
3/31/97         11,670              14,309
3/31/98         15,793              20,321
3/31/99         12,412              17,017
3/31/00         20,606              23,362
3/31/01         14,694              19,781
3/31/02         17,870              22,546
3/31/03         12,416              16,468
3/31/04         21,388              26,979


--------------------------------------------------------
                   Small Cap Fund+
--------------------------------------------------------
     Average Annual Total Return Ended on 3/31/04*
--------------------------------------------------------
   1 year               5 years              10 years
--------------------------------------------------------
   72.26%               11.50%                7.90%
--------------------------------------------------------


Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. There is greater volatility associated with an investment in the Small Cap Market.

   The above illustration compares a $10,000 investment made in the Fund and a broad-based index over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
 * Total return represents the change during the period in a hypothetical account with dividends reinvested.
** Source: The Russell Company--The Russell 2000 Index is an unmanaged index and is composed of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization. The index includes dividends reinvested.
 + Currently certain fees are waived. Had certain fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

EXCELSIOR FUNDS, INC.                              VALUE AND RESTRUCTURING FUND
--------------------------------------------------------------------------------

   For the twelve months ended March 31, 2004, the Fund's Shares realized a total return of 60.06%* strongly outpacing the Russell 1000 Value Index's return of 40.81%**. For the twelve months ended March 31, 2004, the Fund ranked 13 out of 462 funds, based on total return, in the Lipper Multi-Cap Value Funds category.*** The Fund's long-term performance has been very strong, ranking 27 and 3 among 222 and 76 funds, respectively, for the same Lipper category for the five and ten years ended March 31, 2004, with cumulative total returns of 63.33%* and 352.96%,* respectively. The Fund's strong showing was due in part to its focus on value stocks, which did well for much of the fiscal year. In addition, several of our overweights in cyclicals (all weightings versus the benchmark) were major beneficiaries of improvement in the economy in calendar 2003. The Fund's performance was also aided by its non-cyclical underweights, such as healthcare and consumer staples, which underperformed in the first half of the fiscal year. Late in the fiscal year, market sentiment shifted toward these non-cyclical defensive names - and having already nudged the Fund in that direction proved a benefit. Due to the Fund's broad diversification, it contained restructuring stocks with very growth-like behavior, and this aided Fund performance late in the year, when growth names drew more market favor. A single large holding in a new tech niche, was a notably positive contributor to Fund performance. Throughout the fiscal year the Fund's focus on dividend-paying companies with strong fundamentals was increased. Reasons included our expectation that the recent changes in the tax laws would renew investor interest in dividend paying stocks.

                                    [CHART]

                 Value and Restructuring        Russell 1000
                       Fund-Shares              Value Index**
                 -----------------------        -------------
3/31/94                  $10,000                   $10,000
3/31/95                   11,149                    11,121
3/31/96                   15,216                    14,845
3/31/97                   17,969                    17,528
3/31/98                   27,320                    25,796
3/31/99                   27,735                    27,096
3/31/00                   39,486                    28,814
3/31/01                   36,430                    28,892
3/31/02                   38,834                    30,157
3/31/03                   28,299                    23,284
3/31/04                   45,295                    32,798


---------------------------------------------
   Value and Restructuring Fund---Shares+
---------------------------------------------
Average Annual Total Return Ended on 3/31/04*
---------------------------------------------
    1 year          5 years        10 years
---------------------------------------------
    60.06%           10.31%          16.31%
---------------------------------------------


Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

   The above illustration compares a $10,000 investment made in the Fund and a broad-based index over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
  * Total return represents the change during the period in a hypothetical account with dividends reinvested.
 ** Source: The Russell Company--The Russell 1000 Value Index is an unmanaged index composed of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is composed of the 1000 largest companies in The Russell 3000 Index which is composed of 3,000 of the largest U.S. companies by market capitalization. The Index includes dividends reinvested.
*** Source: Lipper, Inc.--Lipper is an independent mutual fund performance monitor. Lipper rankings do not consider sales charges.
  + Currently certain fees are waived. Had certain fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

EXCELSIOR FUNDS TRUST                                        MID CAP VALUE FUND
--------------------------------------------------------------------------------

   For the twelve months ended March 31, 2004, the Fund's Shares realized a total return of 54.21%* versus 51.59%** for the Russell Mid Cap Value Index. The Fund was positioned to benefit from economic growth and a positive change in investor sentiment both of which transpired in the year. In the first fiscal quarter, for instance, the breadth of Fund holdings advancing due to the above was quite telling as all but one Fund holding advanced. Cyclical stocks continued to contribute positively in the second fiscal quarter, with a number of tech and commodity-focused names rising well in excess of 30%. By contrast, stocks less tied to the health of the economy generally underperformed during the second fiscal quarter. Later, in the third fiscal quarter, strong GDP growth, the highest in 20 years, fueled an equity rally, pushing the Fund well ahead of the Russell Mid Cap Value Index, its benchmark. This push slowed somewhat toward the end of the fiscal year, as a briefly unsure economy, terrorist activities and poor employment numbers made investors defensive again. Over all, throughout the year, the Fund's holdings displayed greater levels of profitability than its benchmark while carrying less debt.

                                    [CHART]

                   Mid Cap            Russell Mid Cap
           Value Fund--Shares+          Value Index**
           -------------------        ---------------
6/01/96          $10,000                   $10,000
3/31/97           11,390                    11,377
3/31/98           17,209                    16,533
3/31/99           17,999                    15,302
3/31/00           25,522                    15,936
3/31/01           24,979                    18,138
3/31/02           28,533                    20,759
3/31/03           22,025                    16,678
3/31/04           33,964                    25,284


---------------------------------------------
        Mid Cap Value Fund--Shares+
---------------------------------------------
Average Annual Total Return Ended on 3/31/04*
---------------------------------------------
 1 year    5 years   Since Inception (6/1/96)
---------------------------------------------
 54.21%    13.54%           16.89%
---------------------------------------------


Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

   The above illustration compares a $10,000 investment made in the Fund and a broad-based index since 6/1/96 (inception date). The chart assumes all dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
  * Total return represents the change during the period in a hypothetical account with dividends reinvested.
 ** Source: The Russell Company--The Russell Mid Cap Value Index measures the performance of medium-sized value-oriented securities.
  + Currently certain fees are waived. Had certain fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

EXCELSIOR FUNDS, INC.                         ENERGY AND NATURAL RESOURCES FUND
--------------------------------------------------------------------------------

   During the twelve months ended March 31, 2004, the Fund realized a total return of 40.84%* versus 35.09%** for the Standard & Poor's 500 Composite Stock Price Index. Several factors had a positive impact on the Fund during the fiscal year. At the macro-level, the war in Iraq and continued terrorist activities in the Middle East imposed a war premium on the price of crude oil which averaged $30 per barrel, substantially above the more typical $18 to $23 price band. Domestic natural gas prices also remained elevated, a function of a developing supply imbalance. In retrospect, North American gas production peaked in 2001. Unlike oil, a global commodity with no transport barriers, natural gas is a regional hydrocarbon, landlocked by a pipeline grid. Incremental supply of imported liquefied natural gas (LNG) is a partial solution, but the necessary infrastructure is not expected to be in place before 2008. This window should help keep natural gas in a favorable price band of $3.50-$5.50 per thousand cubic feet for a protracted period. Another positive proved to be the hyper-growth phase in China which accounts for 5% of world GDP but 20% of basic material imports. In response to the rising commodity price environment, we raised the Fund's weighting in oil and gas producers and oil service providers. Capitalizing on rising import demand from China, we raised our holdings in the basic materials sector, notably copper, iron ore, nickel, and cement.

                                    [CHART]

         Energy and Natural           Standard & Poor's 500
           Resources Fund          Composite Stock Price Index**
         ------------------       -----------------------------
3/31/94      $10,000                        $10,000
3/31/95       10,428                         11,557
3/31/96       12,680                         15,267
3/31/97       16,266                         18,294
3/31/98       20,328                         27,075
3/31/99       17,842                         32,074
3/31/00       25,684                         37,828
3/31/01       28,912                         29,627
3/31/02       28,097                         29,698
3/31/03       22,955                         22,344
3/31/04       32,330                         30,192


------------------------------------------------------------
           Energy and Natural Resources Fund+
------------------------------------------------------------
      Average Annual Total Return Ended on 3/31/04*
------------------------------------------------------------
 1 year                  5 years                 10 years
------------------------------------------------------------
 40.84%                  12.62%                   12.45%
------------------------------------------------------------


Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. Concentration in one economic sector may subject an investor to greater volatility.

   The above illustration compares a $10,000 investment made in the Fund and a broad-based index over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
  * Total return represents the change during the period in a hypothetical account with dividends reinvested.
 ** Source: Standard & Poor's Corporation--Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
  + Currently certain fees are waived. Had certain fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

EXCELSIOR FUNDS, INC.                                          REAL ESTATE FUND
--------------------------------------------------------------------------------

   For the twelve months ended March 31, 2004, the Fund realized a total return of 45.65%* versus 51.60%** for the Morgan Stanley REIT Index. The Fund retained exposure to all the major property types during the year. In addition to REITs the Fund owned several non-REIT real estate related operating companies. Broadly speaking, we favored companies with strong balance sheets and experienced managements, viewing both as keys to success during a period in which the fundamentals of the underlying real estate market were somewhat unsettled. We tried to retain a balance between companies with higher current returns, and those with better growth prospects. Early on, we began gradually positioning the Fund to benefit in an improving economy, a shift that continued for much of the fiscal year. In retrospect this move was too early as the economy continued to recover slowly and interest rates continued to decline during the year, causing poor relative performance for the Fund. In this regard, the Fund's exposure to the mall sector was below the Morgan Stanley REIT Index, it's benchmark, and it's exposure to industrial names was above. In terms of other major property types weightings the Fund was in line with the benchmark in both the office and apartment companies. The consumer continued to be the major driver in the economy and this drove strong performance in the retail oriented REITs. Of the major property sectors, the apartments performed most poorly relative to the benchmark. Lack of job formation and low mortgage rates as well as the specter of increasing supply drove the poor relative performance of this sector.

                                    [CHART]

          Real Estate     Morgan Stanley        Standard & Poor's 500
              Fund         REIT Index**      Composite Stock Price Index***
          -----------     --------------     ------------------------------
10/01/97    $10,000          $10,000                  $10,000
 3/31/98     10,227           10,026                   11,723
 3/31/99      8,432            7,987                   13,887
 3/31/00      8,481            8,222                   16,378
 3/31/01     10,519           10,108                   12,827
 3/31/02     12,873           12,411                   12,858
 3/31/03     12,423           12,004                    9,674
 3/31/04     18,095           18,198                   13,072


----------------------------------------------------------------------------
                              Real Estate Fund+
----------------------------------------------------------------------------
                  Average Annual Total Return Ended on 3/31/04*
----------------------------------------------------------------------------
  1 year                 5 years                Since Inception (10/1/97)
----------------------------------------------------------------------------
  45.65%                  16.50%                           9.55%
----------------------------------------------------------------------------

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. Concentration in one economic sector may subject an investor to greater volatility.

   The above illustration compares a $10,000 investment made in the Fund and broad-based indices since 10/1/97 (inception date). The chart assumes all dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The indices do not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
   * Total return represents the change during the period in a hypothetical account with dividends reinvested.
  ** Source: Morgan Stanley & Co., Incorporated--Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Morgan Stanley REIT Index is an unmanaged capitalization-weighted index composed of the largest and most actively traded REITs designed to provide a broad measure of real estate equity performance.
 *** Source: Standard & Poor's Corporation--Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
   + Currently certain fees are waived. Had certain fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

Excelsior Funds
Statements of Assets and Liabilities
March 31, 2004



                                                                          Blended      Large Cap      Optimum
                                                                          Equity        Growth        Growth
                                                                           Fund          Fund          Fund
                                                                       ------------  -------------  -----------
ASSETS:
 Investments, at cost -- see accompanying portfolios.................. $353,187,147  $ 108,142,691  $31,299,769
                                                                       ============  =============  ===========
 Investments, at value (excluding repurchase agreements) (Note 1)..... $565,563,255  $ 121,646,710  $36,672,146
 Repurchase agreements, at value (Note 1).............................    2,525,000      5,477,000      578,000
 Cash.................................................................          587            986          222
 Dividends receivable.................................................      724,217         24,506       23,045
 Interest receivable..................................................           51            110           12
 Receivable for investments sold......................................    6,579,730             --           --
 Receivable for fund shares sold......................................      871,821        317,849      113,816
 Foreign withholding tax receivable...................................           --             --           --
 Unrealized appreciation on forward foreign currency exchange
  contracts (Note 1)..................................................           --             --           --
 Unamortized offering costs (Note 1)..................................           --             --           --
                                                                       ------------  -------------  -----------
  Total Assets........................................................  576,264,661    127,467,161   37,387,241
LIABILITIES:
 Payable for investments purchased....................................    2,109,119             --           --
 Options written, at value (Premiums received: Value and Restructuring
  Fund -- ($2,153,485))...............................................           --             --           --
 Payable for fund shares redeemed.....................................      389,921        108,744        9,150
 Investment advisory fees payable (Note 2)............................      360,795         77,521       11,703
 Administration fees payable (Note 2).................................       54,245         11,801        3,496
 Shareholder servicing fees payable (Note 2)..........................       18,805            999        2,916
 Directors'/Trustees' fees payable (Note 2)...........................          294            128          165
 Accrued expenses and other payables..................................       89,945         37,231       10,581
                                                                       ------------  -------------  -----------
  Total Liabilities...................................................    3,023,124        236,424       38,011
                                                                       ------------  -------------  -----------
NET ASSETS............................................................ $573,241,537  $ 127,230,737  $37,349,230
                                                                       ============  =============  ===========
NET ASSETS consist of:
 Undistributed net investment income.................................. $    474,237  $          --  $        --
 Accumulated net realized gain (loss) on investments, foreign currency
  transactions and written options....................................   (1,674,176)  (138,432,914)  (9,333,667)
 Unrealized appreciation of investments, foreign currency translations
  and written options.................................................  214,901,108     18,981,019    5,950,377
 Par value (Note 5)...................................................       17,038         16,496           35
 Paid in capital in excess of par value...............................  359,523,330    246,666,136   40,732,485
                                                                       ------------  -------------  -----------
Total Net Assets...................................................... $573,241,537  $ 127,230,737  $37,349,230
                                                                       ============  =============  ===========
Net Assets:
 Shares............................................................... $573,241,537  $ 127,230,737  $ 5,081,912
 Institutional Shares.................................................           --             --   32,267,318
Shares outstanding (Note 5):
 Shares...............................................................   17,038,047     16,495,795      478,065
 Institutional Shares.................................................           --             --    2,976,339
NET ASSET VALUE PER SHARE (net assets / shares outstanding):
 Shares...............................................................       $33.64          $7.71       $10.63
                                                                             ======          =====       ======
 Institutional Shares.................................................           --             --       $10.84
                                                                       =             =                   ======

                      See Notes to Financial Statements.


    Small        Value and       Mid Cap       Energy and         Real        Equity
     Cap       Restructuring      Value     Natural Resources    Estate       Income
    Fund           Fund           Fund            Fund            Fund         Fund
------------  --------------  ------------  ----------------- ------------ ------------
$270,373,378  $2,421,222,071  $222,832,730    $123,844,960    $ 96,066,015 $ 97,780,220
============  ==============  ============    ============    ============ ============
$342,092,300  $3,260,705,239  $279,014,849    $139,402,533    $117,706,630 $ 94,003,472
   7,108,000      28,289,000     7,035,000      15,773,000       7,946,000    6,283,000
      23,003         196,895           703             238             965          855
       7,500       4,231,873       122,360          94,030         565,954      221,985
         142             566           141             315             159          126
   2,857,663       5,474,694     1,028,437              --              --           --
     710,117      12,723,465    30,459,941         362,731         571,846    1,022,561
          --              --            --           5,972              --           --

          --          28,850            --              --              --           --
          --              --            --              --              --       34,349
------------  --------------  ------------    ------------    ------------ ------------
 352,798,725   3,311,650,582   317,661,431     155,638,819     126,791,554  101,566,348

          --      21,914,690            --       5,451,309       3,715,363    1,462,076

          --       1,173,200            --              --              --           --
      75,194       2,727,268    29,985,504          24,033          86,251           --
     179,253       1,251,021       117,788          52,184          84,446       53,544
      33,206         303,522        26,428          13,778          10,887        8,709
       6,989         641,204        46,078          16,180           4,294          261
         281           3,479         1,774             100              64          211
      47,286         542,396        34,777          45,844          15,765       17,196
------------  --------------  ------------    ------------    ------------ ------------
     342,209      28,556,780    30,212,349       5,603,428       3,917,070    1,541,997
------------  --------------  ------------    ------------    ------------ ------------
$352,456,516  $3,283,093,802  $287,449,082    $150,035,391    $122,874,484 $100,024,351
============  ==============  ============    ============    ============ ============

$         --  $    6,850,019  $    190,312    $    206,066    $    622,225 $    433,852
  (6,849,253)   (193,232,622)   (2,738,412)     (5,614,557)      1,907,405      356,963

  78,826,922     868,756,660    63,217,119      31,330,573      29,586,615    2,506,252
      24,160          87,386           182           9,122          13,396          129
 280,454,687   2,600,632,359   226,779,881     124,104,187      90,744,843   96,727,155
------------  --------------  ------------    ------------    ------------ ------------
$352,456,516  $3,283,093,802  $287,449,082    $150,035,391    $122,874,484 $100,024,351
============  ==============  ============    ============    ============ ============

$352,456,516  $3,244,851,248  $186,720,234    $150,035,391    $122,874,484 $100,024,351
          --      38,242,554   100,728,848              --              --           --

  24,160,353      86,367,759    11,857,831       9,122,323      13,396,394   12,886,593
          --       1,018,117     6,383,944              --              --           --

      $14.59          $37.57        $15.75          $16.45           $9.17        $7.76
      ======          ======        ======          ======           =====        =====
          --          $37.56        $15.78              --              --           --
=                     ======        ======  =                 =            =

                      See Notes to Financial Statements.

Excelsior Funds
Statements of Operations
Year ended March 31, 2004*


                                                                           Blended     Large Cap     Optimum
                                                                           Equity       Growth       Growth
                                                                            Fund         Fund         Fund
                                                                        ------------  -----------  ----------
INVESTMENT INCOME:
 Dividend income....................................................... $  8,061,071  $   287,322  $  210,623
 Interest income.......................................................       51,973       30,205       8,463
 Less: Foreign taxes withheld..........................................      (42,198)      (6,903)     (1,643)
                                                                        ------------  -----------  ----------
  Total Income.........................................................    8,070,846      310,624     217,443
EXPENSES:
 Investment advisory fees (Note 2).....................................    4,191,595      745,089     237,503
 Administration fees (Note 2)..........................................      845,558      150,315      55,282
 Shareholder servicing fees (Note 2)...................................      579,627       71,643      20,090
 Shareholder servicing fees -- Shares (Note 2).........................           --           --      11,727
 Shareholder servicing fees -- Institutional Shares (Note 2)...........           --           --       4,668
 Transfer agent fees (Note 2)..........................................      200,983      134,924      27,251
 Legal and audit fees..................................................      136,734       25,004       8,271
 Custodian fees........................................................       54,249        8,353       4,467
 Shareholder reports...................................................       40,377        7,834       2,904
 Registration and filing fees..........................................       23,709       16,593      20,264
 Directors'/Trustees' fees and expenses (Note 2).......................       15,705        2,735       2,815
 Amortization of offering costs (Note 1)...............................           --           --          --
 Miscellaneous expenses................................................       40,377        7,464       4,156
                                                                        ------------  -----------  ----------
  Total Expenses.......................................................    6,128,914    1,169,954     399,398
 Fees waived and reimbursed by:
  Investment Adviser (Note 2)..........................................     (360,770)     (86,220)    (79,215)
  Administrator (Note 2)...............................................     (223,554)     (39,738)    (16,650)
                                                                        ------------  -----------  ----------
  Net Expenses.........................................................    5,544,590    1,043,996     303,533
                                                                        ------------  -----------  ----------
NET INVESTMENT INCOME (LOSS)...........................................    2,526,256     (733,372)    (86,090)
                                                                        ------------  -----------  ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 1):
 Net realized gain (loss):
  Security transactions................................................   10,797,205   (1,591,302)  4,630,950
  Foreign currency transactions........................................           --           --          --
  Written options......................................................           --           --          --
                                                                        ------------  -----------  ----------
 Total net realized gain (loss)........................................   10,797,205   (1,591,302)  4,630,950
 Change in unrealized appreciation/depreciation of investments, foreign
  currency translations and written options during the year............  135,044,927   28,354,319   4,965,379
                                                                        ------------  -----------  ----------
 Net realized and unrealized gain on investments, foreign currency
  transactions and written options.....................................  145,842,132   26,763,017   9,596,329
                                                                        ------------  -----------  ----------
 Net increase in net assets resulting from operations.................. $148,368,388  $26,029,645  $9,510,239
                                                                        ============  ===========  ==========

*Figures for the Equity Income Fund are for the period of September 30, 2003
 (commencement of operations) through March 31, 2004.

                      See Notes to Financial Statements.


    Small        Value and      Mid Cap       Energy and                    Equity
     Cap       Restructuring     Value     Natural Resources Real Estate    Income
    Fund           Fund          Fund            Fund           Fund         Fund
------------  --------------  -----------  ----------------- -----------  ----------
$  1,697,306  $   42,083,143  $ 2,447,638     $ 1,673,512    $ 4,741,323  $  876,033
      53,291         270,837       73,908          45,698         37,001      19,754
          --        (273,327)      (4,281)        (46,146)          (538)     (2,600)
------------  --------------  -----------     -----------    -----------  ----------
   1,750,597      42,080,653    2,517,265       1,673,064      4,777,786     893,187

   1,666,580      14,294,595    1,336,557         696,224        982,857     191,437
     420,229       3,604,655      311,113         175,564        148,709      38,629
     383,343         297,611      156,242         147,270         80,670         864
          --       5,845,868      356,835              --             --          --
          --              --          124              --             --          --
      69,942       1,518,133       69,443         204,048         42,664       6,655
      72,925         612,760       44,442          28,582         23,861       7,477
      32,598         254,243       13,033          16,581          9,311      18,299
      24,247         180,940       13,493           8,508          7,101       3,122
      28,872          97,244       21,174          16,586         19,089       1,333
       7,193          61,006       13,973           3,229          2,747         549
          --              --           --              --             --      28,783
      20,926         173,728       46,138           8,686          7,894       2,483
------------  --------------  -----------     -----------    -----------  ----------
   2,726,855      26,940,783    2,382,567       1,305,278      1,324,903     299,631

    (323,822)     (2,242,675)    (307,417)       (109,154)      (105,231)    (20,904)
    (111,106)     (1,208,392)    (195,866)        (46,415)       (39,314)    (10,210)
------------  --------------  -----------     -----------    -----------  ----------
   2,291,927      23,489,716    1,879,284       1,149,709      1,180,358     268,517
------------  --------------  -----------     -----------    -----------  ----------
    (541,330)     18,590,937      637,981         523,355      3,597,428     624,670
------------  --------------  -----------     -----------    -----------  ----------

  31,762,314      26,156,318    3,636,063       8,036,767      6,155,479     356,963
          --         (25,771)     (12,743)             --             --          --
          --      (1,694,222)          --              --             --          --
------------  --------------  -----------     -----------    -----------  ----------
  31,762,314      24,436,325    3,623,320       8,036,767      6,155,479     356,963

  99,769,816     978,738,539   74,173,832      30,299,792     27,077,288   2,506,252
------------  --------------  -----------     -----------    -----------  ----------

 131,532,130   1,003,174,864   77,797,152      38,336,559     33,232,767   2,863,215
------------  --------------  -----------     -----------    -----------  ----------
$130,990,800  $1,021,765,801  $78,435,133     $38,859,914    $36,830,195  $3,487,885
============  ==============  ===========     ===========    ===========  ==========

                      See Notes to Financial Statements.

Excelsior Funds
Statements of Changes in Net Assets



                                                                                     Blended       Large Cap       Optimum
                                                                                     Equity         Growth         Growth
                                                                                      Fund           Fund           Fund
                                                                                  -------------  -------------  ------------
Year Ended March 31, 2004
Net investment income (loss)..................................................... $   2,526,256  $    (733,372) $    (86,090)
Net realized gain (loss) on investments and foreign currency transactions........    10,797,205     (1,591,302)    4,630,950
Net realized (loss) on written options...........................................            --             --            --
Change in unrealized appreciation/depreciation of investments, foreign currency
 translations and written options during the year................................   135,044,927     28,354,319     4,965,379
                                                                                  -------------  -------------  ------------
Net increase in net assets resulting from operations.............................   148,368,388     26,029,645     9,510,239
Distributions to shareholders:
 From net investment income
  Shares.........................................................................    (2,883,929)            --            --
  Institutional shares...........................................................            --             --       (16,211)
 From net realized gain on investments
  Shares.........................................................................            --             --            --
                                                                                  -------------  -------------  ------------
     Total Distributions.........................................................    (2,883,929)            --       (16,211)
                                                                                  -------------  -------------  ------------
Increase (decrease) in net assets from fund share transactions (Note 5)
  Shares.........................................................................   (41,255,598)    27,306,627    (1,079,885)
  Institutional shares...........................................................            --             --    (2,974,033)
                                                                                  -------------  -------------  ------------
     Total from fund share transactions..........................................   (41,255,598)    27,306,627    (4,053,918)
                                                                                  -------------  -------------  ------------
Net increase in net assets.......................................................   104,228,861     53,336,272     5,440,110
NET ASSETS:
 Beginning of year...............................................................   469,012,676     73,894,465    31,909,120
                                                                                  -------------  -------------  ------------
 End of year (1)................................................................. $ 573,241,537  $ 127,230,737  $ 37,349,230
                                                                                  =============  =============  ============
--------
(1) Including undistributed net investment income................................ $     474,237  $          --  $         --
                                                                                  =============  =============  ============
Year Ended March 31, 2003
Net investment income (loss)..................................................... $   3,156,238  $    (232,168) $     31,911
Net realized gain (loss) on investments..........................................   (12,471,383)   (75,502,871)   (9,110,968)
Net realized gain on written options.............................................            --             --            --
Change in unrealized appreciation/depreciation of investments and written options
 during the year.................................................................  (141,253,929)    17,173,277    (5,119,107)
                                                                                  -------------  -------------  ------------
Net (decrease) in net assets resulting from operations...........................  (150,569,074)   (58,561,762)  (14,198,164)
Distributions to shareholders:
 From net investment income
  Shares.........................................................................    (2,893,661)            --          (627)
  Institutional shares...........................................................            --             --       (15,188)
 From net realized gain on investments
  Shares.........................................................................   (28,177,700)            --            --
                                                                                  -------------  -------------  ------------
     Total Distributions.........................................................   (31,071,361)            --       (15,815)
                                                                                  -------------  -------------  ------------
Increase (decrease) in net assets from fund share transactions (Note 5)
  Shares.........................................................................   (32,446,392)   (56,790,497)   (1,301,839)
  Institutional shares...........................................................            --             --      (600,974)
                                                                                  -------------  -------------  ------------
     Total from fund share transactions..........................................   (32,446,392)   (56,790,497)   (1,902,813)
                                                                                  -------------  -------------  ------------
Net increase (decrease) in net assets............................................  (214,086,827)  (115,352,259)  (16,116,792)
NET ASSETS:
 Beginning of year...............................................................   683,099,503    189,246,724    48,025,912
                                                                                  -------------  -------------  ------------
 End of year (2)................................................................. $ 469,012,676  $  73,894,465  $ 31,909,120
                                                                                  =============  =============  ============
--------
(2) Including undistributed net investment income................................ $     831,910  $          --  $     16,096
                                                                                  =============  =============  ============

* Equity Income Fund commenced operations on September 30, 2003.


                      See Notes to Financial Statements.


                 Value and       Mid Cap       Energy and         Real         Equity
  Small Cap    Restructuring      Value     Natural Resources    Estate        Income
    Fund           Fund           Fund            Fund            Fund         Fund*
------------  --------------  ------------  ----------------- ------------  ------------
$   (541,330) $   18,590,937  $    637,981    $    523,355    $  3,597,428  $    624,670
  31,762,314      26,130,547     3,623,320       8,036,767       6,155,479       356,963
          --      (1,694,222)           --              --              --            --

  99,769,816     978,738,539    74,173,832      30,299,792      27,077,288     2,506,252
------------  --------------  ------------    ------------    ------------  ------------
 130,990,800   1,021,765,801    78,435,133      38,859,914      36,830,195     3,487,885

          --     (16,015,057)     (306,909)       (355,796)     (3,935,500)     (219,601)
          --        (230,193)     (226,937)             --              --            --
          --              --            --              --        (734,269)           --
------------  --------------  ------------    ------------    ------------  ------------
          --     (16,245,250)     (533,846)       (355,796)     (4,669,769)     (219,601)
------------  --------------  ------------    ------------    ------------  ------------

  65,141,731     691,737,456    51,526,480      19,090,869      11,339,921    96,756,067
          --      27,115,289    31,858,348              --              --            --
------------  --------------  ------------    ------------    ------------  ------------
  65,141,731     718,852,745    83,384,828      19,090,869      11,339,921    96,756,067
------------  --------------  ------------    ------------    ------------  ------------
 196,132,531   1,724,373,296   161,286,115      57,594,987      43,500,347   100,024,351

 156,323,985   1,558,720,506   126,162,967      92,440,404      79,374,137            --
------------  --------------  ------------    ------------    ------------  ------------
$352,456,516  $3,283,093,802  $287,449,082    $150,035,391    $122,874,484  $100,024,351
============  ==============  ============    ============    ============  ============

$         --  $    6,850,019  $    190,312    $    206,066    $    622,225  $    433,852
============  ==============  ============    ============    ============  ============
$   (548,553) $   12,137,862  $    361,948    $    366,531    $  3,594,269
 (27,832,602)   (182,961,868)   (6,310,874)     (7,163,655)        771,754
          --       1,445,344            --              --              --
 (39,057,393)   (487,934,177)  (26,424,605)    (16,253,519)     (8,346,002)
------------  --------------  ------------    ------------    ------------
 (67,438,548)   (657,312,839)  (32,373,531)    (23,050,643)     (3,979,979)

          --      (9,551,583)     (132,632)       (441,096)     (3,262,432)
          --              --      (159,673)             --              --
          --              --            --              --              --
------------  --------------  ------------    ------------    ------------
          --      (9,551,583)     (292,305)       (441,096)     (3,262,432)
------------  --------------  ------------    ------------    ------------

  52,161,227    (189,597,720)   49,078,733     (13,236,650)     (4,691,483)
          --              --     5,372,481              --              --
------------  --------------  ------------    ------------    ------------
  52,161,227    (189,597,720)   54,451,214     (13,236,650)     (4,691,483)
------------  --------------  ------------    ------------    ------------
 (15,277,321)   (856,462,142)   21,785,378     (36,728,389)    (11,933,894)

 171,601,306   2,415,182,648   104,377,589     129,168,793      91,308,031
------------  --------------  ------------    ------------    ------------
$156,323,985  $1,558,720,506  $126,162,967    $ 92,440,404    $ 79,374,137
============  ==============  ============    ============    ============

$         --  $    4,351,627  $     98,920    $     38,507    $    885,736
============  ==============  ============    ============    ============

                      See Notes to Financial Statements.

Excelsior Funds
Financial Highlights -- Selected Per Share Data and Ratios


                                                                       Net Realized and               Dividends
                                     Net Asset Value,      Net      Unrealized Gain (Loss) Total From  From Net
                                       Beginning of    Investment    of Investments and    Investment Investment
                                          Period      Income (Loss)        Options         Operations   Income
                                     ---------------- ------------- ---------------------- ---------- ----------
BLENDED EQUITY FUND -- (04/25/85*)
 Shares:
 Year Ended March 31,
 2000...............................      $42.51         $ 0.03            $  9.54          $  9.57     $(0.06)
 2001...............................       50.63           0.01             (13.31)          (13.30)     (0.01)
 2002...............................       35.99           0.10              (0.67)           (0.57)     (0.08)
 2003...............................       35.17           0.17              (7.97)           (7.80)     (0.15)
 2004...............................       25.67           0.14               7.99             8.13      (0.16)
LARGE CAP GROWTH FUND -- (10/01/97*)
 Shares:
 Year Ended March 31,
 2000...............................      $14.30         $(0.06)           $  4.74          $  4.68         --
 2001...............................       18.98          (0.08)             (8.84)           (8.92)        --
 2002...............................       10.06          (0.06)             (1.17)           (1.23)        --
 2003...............................        8.83          (0.01)(2)          (3.03)(2)        (3.04)        --
 2004...............................        5.79          (0.05)(2)           1.97(2)          1.92         --
OPTIMUM GROWTH FUND -- (06/01/96*)
 Shares:
 Year Ended March 31,
 2000...............................      $27.40         $(0.11)           $  7.16          $  7.05         --
 2001...............................       30.57          (0.10)            (12.08)          (12.18)        --
 2002...............................       12.94          (0.20)(2)          (0.98)(2)        (1.18)        --
 2003...............................       11.76          (0.01)(2)          (3.59)(2)        (3.60)        --(3)
 2004...............................        8.16          (0.04)(2)           2.51(2)          2.47         --
SMALL CAP FUND -- (12/31/92*)
 Shares:
 Year Ended March 31,
 2000...............................      $ 9.27             --            $  6.12          $  6.12         --
 2001...............................       15.39         $ 0.07              (4.41)           (4.34)    $(0.07)
 2002...............................       10.06           0.03               2.14             2.17      (0.04)(4)
 2003...............................       12.19          (0.03)(2)          (3.69)(2)        (3.72)        --
 2004...............................        8.47          (0.02)(2)           6.14(2)          6.12         --
VALUE AND RESTRUCTURING FUND -- (12/31/92*)
 Shares:
 Year Ended March 31,
 2000...............................      $23.88         $ 0.07            $ 10.03          $ 10.10     $(0.09)
 2001...............................       33.89           0.60              (3.21)           (2.61)     (0.59)
 2002...............................       30.69           0.08               1.94             2.02      (0.08)
 2003...............................       32.63           0.17              (9.01)           (8.84)     (0.13)
 2004...............................       23.66           0.24              13.90            14.14      (0.23)

                                     Distributions From
                                     Net Realized Gain
                                       on Investments
                                        and Options
                                     ------------------
BLENDED EQUITY FUND -- (04/25/85*)
 Shares:
 Year Ended March 31,
 2000...............................       $(1.39)
 2001...............................        (1.33)
 2002...............................        (0.17)
 2003...............................        (1.55)
 2004...............................           --
LARGE CAP GROWTH FUND -- (10/01/97*)
 Shares:
 Year Ended March 31,
 2000...............................           --
 2001...............................           --
 2002...............................           --
 2003...............................           --
 2004...............................           --
OPTIMUM GROWTH FUND -- (06/01/96*)
 Shares:
 Year Ended March 31,
 2000...............................       $(3.88)
 2001...............................        (5.45)
 2002...............................           --
 2003...............................           --
 2004...............................           --
SMALL CAP FUND -- (12/31/92*)
 Shares:
 Year Ended March 31,
 2000...............................           --
 2001...............................       $(0.92)
 2002...............................           --
 2003...............................           --
 2004...............................           --
VALUE AND RESTRUCTURING FUND -- (12/31/92*)
 Shares:
 Year Ended March 31,
 2000...............................           --
 2001...............................           --
 2002...............................           --
 2003...............................           --
 2004...............................           --

* Commencement of Operations
(1)Expense ratios before waiver of fees and reimbursement of expenses (if any) by advisor and administrator.
(2)For comparative purposes per share amounts are based on average shares outstanding.
(3)Amount represents less than $0.01 per share.
(4)Includes a tax return of capital of $(0.01).

                      See Notes to Financial Statements.


                                                           Ratio of Net      Ratio of Gross      Ratio of Net
                                                        Operating Expenses Operating Expenses     Investment     Portfolio   Fee
    Total     Net Asset Value,  Total   Net Assets, End     to Average         to Average      Income (Loss) to  Turnover   Waiver
Distributions  End of Period    Return  of Period (000)     Net Assets       Net Assets (1)   Average Net Assets   Rate    (Note 2)
------------- ---------------- ------   --------------- ------------------ ------------------ ------------------ --------- --------
   $(1.45)         $50.63       22.90%    $  993,409           0.97%              1.02%              0.08%           24%    $0.02
    (1.34)          35.99      (26.72)%      724,180           0.99%              1.06%              0.03%           36%     0.03
    (0.25)          35.17       (1.58)%      683,100           0.97%              1.08%              0.29%           43%     0.04
    (1.70)          25.67      (22.45)%      469,013           0.96%              1.11%              0.59%           36%     0.04
    (0.16)          33.64       31.75%       573,242           0.99%              1.10%              0.45%           24%     0.03

        --         $18.98       32.73%    $  498,314           1.01%              1.07%             (0.48)%          20%    $0.01
        --          10.06      (47.00)%      277,504           1.01%              1.08%             (0.50)%          20%     0.01
        --           8.83      (12.23)%      189,247           1.00%              1.10%             (0.50)%          10%     0.01
        --           5.79      (34.43)%       73,894           1.04%              1.21%             (0.21)%          56%     0.01
        --           7.71       33.16%       127,231           1.05%              1.18%             (0.74)%          79%     0.01

   $(3.88)         $30.57       27.40%    $   21,967           1.05%              1.18%             (0.43)%          44%    $0.03
    (5.45)          12.94      (45.34)%       13,249           1.05%              1.20%             (0.53)%          46%     0.03
        --          11.76       (9.12)%        8,749           1.04%              1.32%             (0.37)%          43%     0.04
        --           8.16      (30.60)%        4,863           1.04%              1.16%             (0.13)%          61%     0.01
        --          10.63       30.27%         5,082           1.03%              1.29%             (0.43)%          97%     0.03

        --         $15.39       65.91%    $  107,941           0.92%              1.03%              0.01%          134%    $0.01
   $(0.99)          10.06      (28.69)%       87,180           0.89%              1.04%              0.57%          132%     0.02
    (0.04)          12.19       21.61%       171,601           0.84%              0.98%              0.19%          144%     0.01
        --           8.47      (30.52)%      156,324           0.83%              1.05%             (0.31)%         105%     0.02
        --          14.59       72.26%       352,457           0.83%              0.98%             (0.20)%          82%     0.02

   $(0.09)         $33.89       42.41%    $1,207,244           0.90%              1.03%              0.25%           20%    $0.03
    (0.59)          30.69       (7.74)%    1,822,710           0.95%              1.02%              1.66%           15%     0.03
    (0.08)          32.63        6.60%     2,408,053           0.94%              1.02%              0.27%            8%     0.02
    (0.13)          23.66      (27.13)%    1,558,721           0.99%              1.12%              0.65%           16%     0.03
    (0.23)          37.57       60.06%     3,244,851           0.99%              1.14%              0.78%            4%     0.05

                      See Notes to Financial Statements.

Excelsior Funds
Financial Highlights -- Selected Per Share Data and Ratios


                                                                 Net Realized and               Dividends    Distributions From
                                  Net Asset Value,    Net     Unrealized Gain (Loss) Total From  From Net    Net Realized Gain
                                    Beginning of   Investment   of Investments and   Investment Investment     on Investments
                                       Period        Income          Options         Operations   Income        and Options
                                  ---------------- ---------- ---------------------- ---------- ----------   ------------------
MID CAP VALUE FUND -- (06/01/96*)
 Shares:
 Year Ended March 31,
 2000............................      $15.35        $0.01            $ 6.35           $ 6.36     $(0.05)          $(0.32)
 2001............................       21.34         0.37             (1.27)           (0.90)     (0.37)           (8.08)
 2002............................       11.99         0.27(4)           1.41(4)          1.68      (0.02)           (0.36)
 2003............................       13.29         0.02(4)          (3.05)(4)        (3.03)     (0.02)              --
 2004............................       10.24         0.03(4)           5.51(4)          5.54      (0.03)              --
ENERGY AND NATURAL RESOURCES FUND -- (12/31/92*)
 Shares:
 Year Ended March 31,
 2000............................      $11.02        $0.04            $ 4.72           $ 4.76     $(0.06)          $(0.51)
 2001............................       15.21         0.07              1.60             1.67      (0.07)           (1.40)
 2002............................       15.41         0.10             (0.58)           (0.48)     (0.10)           (0.43)
 2003............................       14.40         0.04             (2.67)           (2.63)     (0.05)              --
 2004............................       11.72         0.06              4.71             4.77      (0.04)              --
REAL ESTATE FUND -- (10/01/97*)
 Shares:
 Year Ended March 31,
 2000............................      $ 5.50        $0.34            $(0.31)          $ 0.03     $(0.32)              --
 2001............................        5.21         0.33              0.89             1.22      (0.34)(6)           --
 2002............................        6.09         0.31              1.01             1.32      (0.31)(6)           --
 2003............................        7.10         0.28(4)          (0.52)(4)        (0.24)     (0.25)              --
 2004............................        6.61         0.29(4)           2.64(4)          2.93      (0.31)           (0.06)
EQUITY INCOME FUND -- (09/30/03*)
 Shares:
 Period Ended March 31, 2004.....      $ 7.00        $0.07            $ 0.73           $ 0.80     $(0.04)              --

* Commencement of Operations
(1)Not annualized
(2)Annualized
(3)Expense ratios before waiver of fees and reimbursement of expenses (if any) by advisor and administrator.
(4)For comparative purposes per share amounts are based on average shares outstanding.
(5)Amount represents less than $0.01 per share.
(6)Includes a tax return of capital of $(0.08) and $(0.02) for the years ended March 31, 2001 and March 31, 2002, respectively.

                      See Notes to Financial Statements.


                                                            Ratio of Net      Ratio of Gross      Ratio of Net
                                                        Operating Expenses Operating Expenses     Investment     Portfolio   Fee
    Total     Net Asset Value,   Total  Net Assets, End     to Average         to Average         Income to      Turnover   Waiver
Distributions  End of Period     Return of Period (000)     Net Assets       Net Assets (3)   Average Net Assets   Rate    (Note 2)
------------- ---------------- ------   --------------- ------------------ ------------------ ------------------ --------- --------
   $(0.37)         $21.34       41.60%     $    336            1.05%              1.20%              0.02%           45%    $0.05
    (8.45)          11.99       (0.84)%       2,371            1.03%              1.26%              0.97%           95%     0.09
    (0.38)          13.29       14.23%       50,477            1.05%              1.16%              0.59%           24%     0.01
    (0.02)          10.24      (22.81)%      81,146            1.01%              1.15%              0.20%           28%     0.02
    (0.03)          15.75       54.21%      186,720            0.99%              1.23%              0.24%           13%     0.03

   $(0.57)         $15.21       44.61%     $ 71,126            0.97%              1.08%              0.37%          138%    $0.01
    (1.47)          15.41       11.98%      102,850            0.99%              1.05%              0.46%           59%     0.01
    (0.53)          14.40       (2.82)%     129,169            0.98%              1.12%              0.77%           73%     0.02
    (0.05)          11.72      (18.30)%      92,440            1.01%              1.19%              0.35%           78%     0.02
    (0.04)          16.45       40.84%      150,035            0.99%              1.13%              0.45%           91%     0.02

   $(0.32)         $ 5.21        0.58%     $ 33,703            1.20%              1.41%              6.17%           27%    $0.01
    (0.34)           6.09       24.03%       44,237            1.20%              1.36%              5.52%           29%     0.01
    (0.31)           7.10       22.37%       91,308            1.20%              1.33%              4.53%           25%     0.01
    (0.25)           6.61       (3.49)%      79,374            1.17%              1.23%              4.09%           23%       --(5)
    (0.37)           9.17       45.65%      122,874            1.20%              1.35%              3.67%           38%     0.01

   $(0.04)         $ 7.76       11.48%(1)  $100,024            1.05%(2)           1.17%(2)           2.44%(2)         6%(2)    --(5)

                      See Notes to Financial Statements.

Excelsior Funds, Inc.
Portfolio of Investments -- March 31, 2004
Blended Equity Fund

                                                              Value
Shares                                                       (Note 1)
-------                                                    ------------
COMMON STOCKS -- 98.66%
        CONSUMER DISCRETIONARY -- 14.98%
 33,000 +Autozone, Inc.................................... $  2,837,010
125,000 Clear Channel Communications, Inc.................    5,293,750
208,850 +Coach, Inc.......................................    8,560,762
134,800 +Comcast Corp., Class A...........................    3,874,152
 67,700 +Cox Communications, Inc., Class A................    2,139,320
 56,000 +eBay, Inc........................................    3,878,560
124,787 Federated Department Stores.......................    6,744,737
251,594 +Fossil, Inc......................................    8,368,016
 35,000 General Motors Corp...............................    1,648,500
 65,000 Home Depot, Inc...................................    2,428,400
333,775 John Wiley & Sons, Class A........................    9,989,886
 83,125 +Mohawk Industries, Inc...........................    6,845,344
265,792 +News Corp., Ltd. ADR.............................    8,428,264
 35,000 Omnicom Group.....................................    2,808,750
 70,000 Sears Roebuck & Co................................    3,007,200
200,000 Target Corp.......................................    9,008,000
                                                           ------------
                                                             85,860,651
                                                           ------------
        CONSUMER STAPLES -- 7.50%
140,000 Altria Group, Inc.................................    7,623,000
 58,000 Kellogg Co........................................    2,275,920
251,417 Sysco Corp........................................    9,817,834
338,492 Wal-Mart Stores, Inc..............................   20,204,587
 92,700 Walgreen Co.......................................    3,054,465
                                                           ------------
                                                             42,975,806
                                                           ------------
        ENERGY -- 7.94%
167,558 Apache Corp.......................................    7,233,479
110,212 BP plc ADR........................................    5,642,854
 21,000 ChevronTexaco Corp................................    1,843,380
101,976 ConocoPhillips....................................    7,118,945
373,990 Exxon Mobil Corp..................................   15,554,244
134,366 +Nabors Industries Ltd............................    6,147,245
 42,100 Royal Dutch Petroleum Co. (NY Shares).............    2,003,118
                                                           ------------
                                                             45,543,265
                                                           ------------
        FINANCIAL -- 23.08%
209,741 Allstate Corp.....................................    9,534,826
105,000 American Express Co...............................    5,444,250
183,915 American International Group......................   13,122,335
342,980 Citigroup, Inc....................................   17,732,066

                                                              Value
Shares                                                       (Note 1)
-------                                                    ------------
COMMON STOCKS -- (continued)
        FINANCIAL -- (continued)
 40,000 Fannie Mae........................................ $  2,974,000
171,998 FleetBoston Financial Corp........................    7,722,710
117,650 Goldman Sachs Group, Inc..........................   12,276,777
 62,646 Hartford Financial Services Group, Inc............    3,990,550
 26,450 HSBC Holdings plc ADR.............................    1,978,460
135,000 JP Morgan Chase & Co..............................    5,663,250
 79,311 Lehman Brothers Holdings, Inc.....................    6,572,503
 33,600 MBIA, Inc.........................................    2,106,720
 55,588 Mellon Financial Corp.............................    1,739,349
 63,000 Merrill Lynch & Co., Inc..........................    3,752,280
241,600 State Street Corp.................................   12,594,608
196,834 US Bancorp........................................    5,442,460
201,000 Washington Mutual, Inc............................    8,584,710
195,915 Wells Fargo & Co..................................   11,102,503
                                                           ------------
                                                            132,334,357
                                                           ------------
        HEALTH CARE -- 12.98%
205,000 Abbott Laboratories...............................    8,425,500
 89,421 +Amgen, Inc.......................................    5,198,937
 68,578 +Anthem, Inc......................................    6,215,910
 86,278 +Barr Pharmaceuticals, Inc........................    3,960,160
 25,000 +Genzyme Corp. -- General Division................    1,176,750
 40,700 HCA, Inc..........................................    1,653,234
266,770 Johnson & Johnson.................................   13,530,574
144,781 Medtronic, Inc....................................    6,913,293
426,743 Pfizer, Inc.......................................   14,957,342
110,000 Schering-Plough Corp..............................    1,784,200
 62,105 +Teva Pharmaceutical Industries ADR...............    3,931,246
 58,441 +WellPoint Health Networks........................    6,645,911
                                                           ------------
                                                             74,393,057
                                                           ------------
        INDUSTRIALS -- 12.21%
 95,525 Caterpillar, Inc..................................    7,553,162
104,540 Danaher Corp......................................    9,760,900
 59,000 Dover Corp........................................    2,287,430
727,957 General Electric Co...............................   22,217,247
 90,000 Herman Miller, Inc................................    2,393,100
155,400 Illinois Tool Works, Inc..........................   12,312,342
169,368 +Jacobs Engineering Group, Inc....................    7,553,813
 85,000 Tyco International Ltd............................    2,435,250
115,000 Waste Management, Inc.............................    3,470,700
                                                           ------------
                                                             69,983,944
                                                           ------------

                      See Notes to Financial Statements.

Excelsior Funds, Inc.
Portfolio of Investments -- March 31, 2004
Blended Equity Fund -- (continued)

                                                              Value
Shares                                                       (Note 1)
-------                                                    ------------
COMMON STOCKS -- (continued)
        INFORMATION TECHNOLOGY -- 15.95%
262,925 +Accenture Ltd., Class A.......................... $  6,520,540
113,792 Analog Devices, Inc...............................    5,463,154
225,447 +Applied Materials, Inc...........................    4,820,057
526,786 +Cisco Systems, Inc...............................   12,384,739
 80,000 +Dell, Inc........................................    2,688,800
452,753 Intel Corp........................................   12,314,881
 92,140 International Business Machines Corp..............    8,462,138
 35,000 +Kla-Tencor Corp..................................    1,762,250
 60,257 +Lexmark International, Inc.......................    5,543,644
 35,000 Maxim Integrated Products.........................    1,648,150
679,405 Microsoft Corp....................................   16,964,743
 80,000 +NCR Corp.........................................    3,524,800
129,546 +SAP AG ADR.......................................    5,092,453
145,021 Texas Instruments, Inc............................    4,237,514
                                                           ------------
                                                             91,427,863
                                                           ------------
        RAW/INTERMEDIATE MATERIALS -- 1.91%
 30,000 Air Products & Chemicals, Inc.....................    1,503,600
208,512 +Aracruz Celulose S.A. ADR........................    7,975,584
 35,000 International Paper Co............................    1,479,100
                                                           ------------
                                                             10,958,284
                                                           ------------
        REAL ESTATE -- 1.41%
198,418 St. Joe Co........................................    8,073,628
                                                           ------------

                                                                 Value
 Shares                                                         (Note 1)
----------                                                    ------------
COMMON STOCKS -- (continued)
           UTILITIES -- 0.70%
140,000    TXU Corp.......................................... $  4,012,400
                                                              ------------
           TOTAL COMMON STOCKS (Cost $350,662,147)...........  565,563,255
                                                              ------------
Principal
 Amount
----------
REPURCHASE AGREEMENT -- 0.44%
$2,525,000 JP Morgan Chase Securities, Inc., 0.72%, dated
            3/31/04, due 4/1/04, to be repurchased at
            $2,525,051 (Collateralized by a U.S. Government
            Agency Obligation, total market value
            $2,563,662) (Cost $2,525,000)....................    2,525,000
                                                              ------------

TOTAL INVESTMENTS (Cost $353,187,147).............  99.10% $568,088,255
OTHER ASSETS AND LIABILITIES (NET)................   0.90     5,153,282
                                                   ------  ------------
NET ASSETS........................................ 100.00% $573,241,537
                                                   ======  ============

--------
+ Non-income producing security
ADR--American Depositary Receipt
plc--public limited company

                      See Notes to Financial Statements.

Excelsior Funds, Inc.
Portfolio of Investments -- March 31, 2004
Large Cap Growth Fund


                                                              Value
Shares                                                       (Note 1)
-------                                                    ------------
COMMON STOCKS -- 91.93%
        CONSUMER DISCRETIONARY -- 17.57%
110,000 Carnival Corp..................................... $  4,940,100
 48,300 +Kohl's Corp......................................    2,334,339
 66,000 Lowe's Cos., Inc..................................    3,704,580
117,400 Petsmart, Inc.....................................    3,200,324
 99,600 +Starbucks Corp...................................    3,759,900
133,900 +Univision Communications, Inc....................    4,420,039
                                                           ------------
                                                             22,359,282
                                                           ------------
        FINANCIAL -- 10.15%
 48,700 AMBAC Financial Group, Inc........................    3,593,086
 42,600 Lehman Brothers Holdings, Inc.....................    3,530,262
 57,000 SEI Investments Co................................    1,880,430
 93,400 SLM Corp..........................................    3,908,790
                                                           ------------
                                                             12,912,568
                                                           ------------
        HEALTH CARE -- 27.91%
 70,600 +Amgen, Inc.......................................    4,104,684
 58,300 +Boston Scientific Corp...........................    2,470,754
131,500 +Caremark Rx, Inc.................................    4,372,375
 50,600 Eli Lilly & Co....................................    3,385,140
 77,300 +Gilead Sciences, Inc.............................    4,311,021
 35,000 Guidant Corp......................................    2,217,950
 75,700 Medtronic, Inc....................................    3,614,675
 37,500 +Patterson Dental Co..............................    2,572,875
 78,300 +Teva Pharmaceutical Industries ADR...............    4,956,390
 47,500 +Zimmer Holdings, Inc.............................    3,504,550
                                                           ------------
                                                             35,510,414
                                                           ------------
        INDUSTRIALS -- 5.94%
 49,700 +Apollo Group, Inc., Class A......................    4,272,212
 57,900 +Career Education Corp............................    3,279,456
                                                           ------------
                                                              7,551,668
                                                           ------------
        INFORMATION TECHNOLOGY -- 24.76%
 41,200 +Affiliated Computer Services, Inc., Class A......    2,138,280
 97,800 Analog Devices, Inc...............................    4,695,378
 57,600 +Broadcom Corp., Class A..........................    2,256,192
121,900 +Dell, Inc........................................    4,097,059
 75,500 +Electronic Arts, Inc.............................    4,073,980

                                                                 Value
 Shares                                                         (Note 1)
----------                                                    ------------
COMMON STOCKS -- (continued)
           INFORMATION TECHNOLOGY -- (continued)
    66,000 +Kla-Tencor Corp.................................. $  3,323,100
    98,000 +SAP AG ADR.......................................    3,852,380
    63,000 +Symantec Corp....................................    2,916,270
   141,700 Symbol Technologies, Inc..........................    1,955,460
    81,500 +Veritas Software Corp............................    2,192,350
                                                              ------------
                                                                31,500,449
                                                              ------------
           TELECOMMUNICATION -- 5.60%
   111,000 +America Movil S.A. de C.V., Series L ADR.........    4,290,150
    98,700 +UTStarcom, Inc...................................    2,838,612
                                                              ------------
                                                                 7,128,762
                                                              ------------
           TOTAL COMMON STOCKS (Cost $98,294,698)............  116,963,143
                                                              ------------
PREFERRED STOCKS -- 3.68%
           CONSUMER DISCRETIONARY -- 3.68%
   147,700 News Corp., Ltd. ADR (Cost $4,370,993)............    4,683,567
                                                              ------------
Principal
 Amount
----------
REPURCHASE AGREEMENT -- 4.31%
$5,477,000 JP Morgan Chase Securities, Inc., 0.72%, dated
            3/31/04, due 4/1/04, to be repurchased
            at $5,477,110 (collateralized by a U.S.
            Government Agency Obligation, total market
            value $5,560,257) (Cost $5,477,000)..............    5,477,000
                                                              ------------

TOTAL INVESTMENTS (Cost $108,142,691).............  99.92% $127,123,710
OTHER ASSETS AND LIABILITIES (NET)................   0.08       107,027
                                                   ------  ------------
NET ASSETS........................................ 100.00% $127,230,737
                                                   ======  ============

--------
+ Non-income producing security
ADR--American Depositary Receipt


                      See Notes to Financial Statements.

Excelsior Funds Trust
Portfolio of Investments -- March 31, 2004
Optimum Growth Fund


                                                            Value
Shares                                                     (Note 1)
------                                                    -----------
COMMON STOCKS -- 98.18%
       CONSUMER DISCRETIONARY -- 28.45%
16,800 Anheuser Busch Cos., Inc.......................... $   856,800
23,100 Carnival Corp.....................................   1,037,421
21,700 Home Depot, Inc...................................     810,712
10,000 +Kohl's Corp......................................     483,300
16,200 Lowe's Cos., Inc..................................     909,306
 2,000 +Mohawk Industries, Inc...........................     164,700
31,400 News Corp., Ltd. ADR..............................     995,694
20,500 Petsmart, Inc.....................................     558,830
16,900 Procter & Gamble Co...............................   1,772,472
24,100 +Starbucks Corp...................................     909,775
28,200 +Univision Communications, Inc....................     930,882
 1,400 Viacom, Inc., Class B.............................      54,894
19,100 Wal-Mart Stores, Inc..............................   1,140,079
                                                          -----------
                                                           10,624,865
                                                          -----------
       CONSUMER STAPLES -- 3.95%
24,000 Coca-Cola Co......................................   1,207,200
 5,000 PepsiCo, Inc......................................     269,250
                                                          -----------
                                                            1,476,450
                                                          -----------
       ENERGY -- 0.17%
 1,500 +BJ Services Co...................................      64,905
                                                          -----------
       FINANCIAL -- 9.43%
 8,400 AMBAC Financial Group, Inc........................     619,752
 5,000 Fannie Mae........................................     371,750
 3,300 Freddie Mac.......................................     194,898
 9,400 Lehman Brothers Holdings, Inc.....................     778,978
15,800 SEI Investments Co................................     521,242
19,100 SLM Corp..........................................     799,335
 4,200 Wells Fargo & Co..................................     238,014
                                                          -----------
                                                            3,523,969
                                                          -----------
       HEALTH CARE -- 23.57%
 3,800 Abbott Laboratories...............................     156,180
14,200 +Amgen, Inc.......................................     825,588
12,000 +Boston Scientific Corp...........................     508,560
23,200 +Caremark Rx, Inc.................................     771,400
16,600 Eli Lilly & Co....................................   1,110,540
17,000 +Gilead Sciences, Inc.............................     948,090
 7,200 Guidant Corp......................................     456,264
14,010 Medtronic, Inc....................................     668,977
 7,900 +Patterson Dental Co..............................     542,019
25,020 Pfizer, Inc.......................................     876,951
16,300 Teva Pharmaceutical Industries ADR................   1,031,790
 2,400 UnitedHealth Group, Inc...........................     154,656
10,200 +Zimmer Holdings, Inc.............................     752,556
                                                          -----------
                                                            8,803,571
                                                          -----------
       INDUSTRIALS -- 6.14%
10,300 +Apollo Group, Inc., Class A......................     885,388
10,100 +Career Education Corp............................     572,064

                                                               Value
 Shares                                                       (Note 1)
---------                                                    -----------
COMMON STOCKS -- (continued)
          INDUSTRIALS -- (continued)
  26,300  General Electric Co............................... $   802,676
     400  Illinois Tool Works, Inc..........................      31,692
                                                             -----------
                                                               2,291,820
                                                             -----------
          INFORMATION TECHNOLOGY -- 22.18%
   9,800  +Affiliated Computer Services, Inc., Class A......     508,620
  20,900  Analog Devices, Inc...............................   1,003,409
  13,600  +Broadcom Corp., Class A..........................     532,712
  31,700  +Dell, Inc........................................   1,065,437
  16,300  +Electronic Arts, Inc.............................     879,548
   2,400  International Business Machines Corp..............     220,416
  14,300  +Kla-Tencor Corp..................................     720,005
  10,700  Microsoft Corp....................................     267,179
   4,200  Qualcomm, Inc.....................................     278,964
  18,100  +SAP AG ADR.......................................     711,511
  12,950  +Symantec Corp....................................     599,456
  30,700  Symbol Technologies, Inc..........................     423,660
  21,300  Texas Instruments, Inc............................     622,386
  16,800  +Veritas Software Corp............................     451,920
                                                             -----------
                                                               8,285,223
                                                             -----------
          TELECOMMUNICATION -- 4.25%
  24,700  America Movil S.A. de C.V., Series L ADR..........     954,655
  22,000  +UTStarcom, Inc...................................     632,720
                                                             -----------
                                                               1,587,375
                                                             -----------
          TRANSPORTATION -- 0.04%
     200  United Parcel Service, Inc........................      13,968
                                                             -----------
          TOTAL COMMON STOCKS (Cost $30,721,769)............  36,672,146
                                                             -----------
Principal
 Amount
---------
REPURCHASE AGREEMENT -- 1.55%
$578,000  JP Morgan Chase Securities, Inc., 0.72%, dated
           3/31/04, due 4/1/04, to be repurchased at
           $578,012 (collateralized by U.S. Government
           Agency Obligations, total market value
           $586,850) (Cost $578,000)........................     578,000
                                                             -----------

TOTAL INVESTMENTS (Cost $31,299,769)..............  99.73% $37,250,146
OTHER ASSETS AND LIABILITIES (NET)................   0.27       99,084
                                                   ------  -----------
NET ASSETS........................................ 100.00% $37,349,230
                                                   ======  ===========

--------
+ Non-income producing security
ADR--AmericanDepositary Receipt

                      See Notes to Financial Statements.

Excelsior Funds, Inc.
Portfolio of Investments -- March 31, 2004
Small Cap Fund


                                                                Value
 Shares                                                        (Note 1)
---------                                                    ------------
COMMON STOCKS -- 97.06%
          CONSUMER DISCRETIONARY -- 19.37%
  180,000 +A.C. Moore Arts & Crafts, Inc.................... $  4,842,000
  370,000 +BJ's Wholesale Club, Inc.........................    9,416,500
  130,000 Ethan Allen Interiors, Inc........................    5,363,800
  600,000 Oakley, Inc.......................................    8,904,000
  550,000 +Scientific Games Corp., Class A..................   10,290,500
1,000,000 +Sotheby's Holdings, Inc., Class A................   12,850,000
  260,000 Thor Industries, Inc..............................    6,983,600
  200,000 +Urban Outfitters, Inc............................    9,612,000
                                                             ------------
                                                               68,262,400
                                                             ------------
          CONSUMER STAPLES -- 0.75%
   50,000 J.M. Smucker Co...................................    2,639,000
                                                             ------------
          ENERGY -- 8.22%
  420,000 +Cal Dive International, Inc......................   10,819,200
  400,000 Helmerich & Payne, Inc............................   11,460,000
  220,000 +Oceaneering International, Inc...................    6,699,000
                                                             ------------
                                                               28,978,200
                                                             ------------
          FINANCIAL -- 16.19%
  600,000 +E*TRADE Group, Inc...............................    8,010,000
  300,000 Jefferies Group, Inc..............................   10,599,000
1,000,000 LaBranche & Co., Inc..............................   11,210,000
   60,000 Park National Corp................................    6,798,000
  200,000 +Philadelphia Consolidated Holding Co.............   11,482,000
  280,000 Platinum Underwriters Holdings Ltd................    8,974,000
                                                             ------------
                                                               57,073,000
                                                             ------------
          HEALTH CARE -- 11.09%
  300,000 Arrow International, Inc..........................    8,961,000
  360,000 +Kensey Nash Corp.................................    8,827,200
  320,000 +LifePoint Hospitals, Inc.........................   10,345,600
  300,000 +Sola International, Inc..........................    6,975,000
  100,000 +Zoll Medical Corp................................    3,975,000
                                                             ------------
                                                               39,083,800
                                                             ------------
          INDUSTRIALS -- 9.84%
  200,000 Kennametal, Inc...................................    8,254,000
  150,000 Quanex Corp.......................................    6,373,500
  200,000 +Simpson Manufacturing Co., Inc...................    9,790,000
  470,000 +Thomas & Betts Corp..............................   10,255,400
                                                             ------------
                                                               34,672,900
                                                             ------------

                                                                 Value
 Shares                                                         (Note 1)
----------                                                    ------------
COMMON STOCKS -- (continued)
           INFORMATION TECHNOLOGY -- 11.88%
   520,000 +Dendrite International, Inc...................... $  8,320,000
   400,000 +Forrester Research, Inc..........................    7,564,000
   550,000 +Keane, Inc.......................................    8,657,000
   230,000 +Renaissance Learning, Inc........................    6,049,000
   600,000 +RSA Security, Inc................................   11,274,000
                                                              ------------
                                                                41,864,000
                                                              ------------
           RAW/INTERMEDIATE MATERIALS -- 4.01%
   350,000 Cambrex Corp......................................    9,415,000
   300,000 +Stillwater Mining Co.............................    4,710,000
                                                              ------------
                                                                14,125,000
                                                              ------------
           TECHNOLOGY -- 11.82%
   680,000 +CommScope, Inc...................................   11,322,000
   250,000 +Flir Systems, Inc................................    9,505,000
   100,000 +Metrologic Instruments, Inc......................    2,339,000
   300,000 +Plantronics, Inc.................................   10,983,000
   400,000 +Technitrol, Inc..................................    7,520,000
                                                              ------------
                                                                41,669,000
                                                              ------------
           TRANSPORTATION -- 1.97%
   500,000 +Kansas City Southern.............................    6,950,000
                                                              ------------
           UTILITIES -- 1.92%
   312,500 Aqua America, Inc.................................    6,775,000
                                                              ------------
           TOTAL COMMON STOCKS (Cost $263,265,378)...........  342,092,300
                                                              ------------

Principal
 Amount
----------
REPURCHASE AGREEMENT -- 2.02%
$7,108,000 JP Morgan Chase Securities, Inc., 0.72%, dated
            3/31/04, due 4/1/04, to be repurchased at
            $7,108,142 (collateralized by a U.S. Government
            Agency Obligation, total market value
            $7,216,852) (Cost $7,108,000)....................    7,108,000
                                                              ------------

TOTAL INVESTMENTS (Cost $270,373,378).............  99.08% $349,200,300
OTHER ASSETS AND LIABILITIES (NET)................   0.92     3,256,216
                                                   ------  ------------
NET ASSETS........................................ 100.00% $352,456,516
                                                   ======  ============

--------
+ Non-income producing security

                      See Notes to Financial Statements.

Excelsior Funds, Inc.
Portfolio of Investments -- March 31, 2004
Value and Restructuring Fund

                                                                 Value
 Shares                                                         (Note 1)
---------                                                    --------------
COMMON STOCKS -- 94.64%
          CONSUMER DISCRETIONARY -- 20.96%
1,700,000 Black & Decker Corp............................... $   96,798,000
2,075,000 Centex Corp.......................................    112,174,500
1,346,000 Harman International Industries, Inc..............    107,141,600
  800,000 Journal Communications, Inc., Class A.............     16,000,000
3,400,000 +Liberty Media Corp., Class A.....................     37,230,000
1,500,000 Newell Rubbermaid, Inc............................     34,800,000
1,725,000 TJX Cos., Inc.....................................     42,366,000
  600,000 Viacom, Inc., Class B.............................     23,526,000
5,600,000 +XM Satellite Radio Holdings, Inc., Class A.......    156,520,000
1,000,000 +Zale Corp........................................     61,550,000
                                                             --------------
                                                                688,106,100
                                                             --------------
          CONSUMER STAPLES -- 8.02%
  800,000 Avon Products, Inc................................     60,696,000
1,650,000 ConAgra Foods, Inc................................     44,451,000
1,950,000 +Dean Foods Co....................................     65,130,000
1,475,000 Kraft Foods, Inc., Class A........................     47,214,750
1,680,000 Loews Corp. -- Carolina Group.....................     45,948,000
                                                             --------------
                                                                263,439,750
                                                             --------------
          ENERGY -- 7.84%
1,000,000 Burlington Resources, Inc.........................     63,630,000
  675,000 ConocoPhillips....................................     47,121,750
1,400,000 Consol Energy, Inc................................     37,520,000
1,050,000 Devon Energy Corp.................................     61,057,500
  800,000 Noble Energy, Inc.................................     37,680,000
  700,000 +Todco, Class A...................................     10,220,000
                                                             --------------
                                                                257,229,250
                                                             --------------
          FINANCIAL -- 19.89%
  950,000 Ace Ltd...........................................     40,527,000
1,800,000 Amvescap plc ADR..................................     27,234,000
  700,000 CIT Group, Inc....................................     26,635,000
1,250,000 Citigroup, Inc....................................     64,625,000
  825,000 Freddie Mac.......................................     48,724,500
  950,000 Friedman Billings Ramsey Group, Inc., Class A.....     25,640,500
1,500,000 JP Morgan Chase & Co..............................     62,925,000
  600,000 Lehman Brothers Holdings, Inc.....................     49,722,000
  675,000 Loews Corp........................................     39,865,500

                                                                 Value
 Shares                                                         (Note 1)
---------                                                    --------------
COMMON STOCKS -- (continued)
          FINANCIAL -- (continued)
2,000,000 MCG Capital Corp.................................. $   40,280,000
  850,000 Mellon Financial Corp.............................     26,596,500
1,200,000 Metlife, Inc......................................     42,816,000
  675,000 Morgan Stanley....................................     38,677,500
  750,000 PNC Financial Services Group, Inc.................     41,565,000
1,350,000 Travelers Property Casualty Corp., Class A........     23,152,500
  550,000 Washington Mutual, Inc............................     23,490,500
  400,000 XL Capital Ltd., Class A..........................     30,416,000
                                                             --------------
                                                                652,892,500
                                                             --------------
          HEALTH CARE -- 3.86%
  700,000 AmerisourceBergen Corp............................     38,276,000
1,125,000 Bristol-Myers Squibb Co...........................     27,258,750
  950,000 HCA, Inc..........................................     38,589,000
  600,000 Wyeth.............................................     22,530,000
                                                             --------------
                                                                126,653,750
                                                             --------------
          INDUSTRIALS -- 11.91%
1,850,000 Cendant Corp......................................     45,121,500
1,100,000 Deluxe Corp.......................................     44,110,000
  647,800 Koninklijke Philips Electronics N.V. (NY Shares)..     18,773,244
1,150,000 Overnite Corp.....................................     26,450,000
1,050,000 Ryder System, Inc.................................     40,666,500
1,300,000 Tyco International Ltd............................     37,245,000
1,025,000 Union Pacific Corp................................     61,315,500
2,650,000 +United Rentals, Inc..............................     47,090,500
  450,000 United Technologies Corp..........................     38,835,000
1,300,000 Viad Corp.........................................     31,421,000
                                                             --------------
                                                                391,028,244
                                                             --------------
          INFORMATION TECHNOLOGY -- 9.40%
1,550,000 Harris Corp.......................................     75,035,500
  215,000 International Business Machines Corp..............     19,745,600
1,850,000 Nokia Oyj ADR.....................................     37,518,000
1,150,000 +Plantronics, Inc.................................     42,101,500
  400,000 Qualcomm, Inc.....................................     26,568,000
1,425,000 Texas Instruments, Inc............................     41,638,500
1,700,000 +Unisys Corp......................................     24,276,000
1,950,000 +Vishay Intertechnology, Inc......................     41,613,000
                                                             --------------
                                                                308,496,100
                                                             --------------

                      See Notes to Financial Statements.

Excelsior Funds, Inc.
Portfolio of Investments -- March 31, 2004
Value and Restructuring Fund -- (continued)

                                                                 Value
 Shares                                                         (Note 1)
---------                                                    --------------
COMMON STOCKS -- (continued)
          RAW/INTERMEDIATE MATERIALS -- 5.96%
  300,000 Alcoa, Inc........................................ $   10,407,000
  950,000 Cambrex Corp......................................     25,555,000
  400,000 Eagle Materials, Inc., Class B....................     23,360,000
1,400,000 Georgia-Pacific Corp..............................     47,166,000
1,050,000 Lafarge North America, Inc........................     42,682,500
  800,000 PPG Industries, Inc...............................     46,640,000
                                                             --------------
                                                                195,810,500
                                                             --------------
          REAL ESTATE -- 1.57%
  413,200 +Capital Lease Funding, Inc.......................      5,297,224
1,100,000 ++Fieldstone Investment Corp......................     21,175,000
   70,300 Government Properties Trust, Inc..................        925,851
1,900,000 +Host Marriott Corp...............................     24,282,000
                                                             --------------
                                                                 51,680,075
                                                             --------------
          TELECOMMUNICATION -- 2.89%
1,400,000 America Movil S.A. de C.V., Series L ADR..........     54,110,000
1,650,000 +Nextel Communications, Inc., Class A.............     40,804,500
                                                             --------------
                                                                 94,914,500
                                                             --------------
          UTILITIES -- 2.34%
5,400,000 +Calpine Corp.....................................     25,218,000
  825,000 Duke Energy Corp..................................     18,645,000
  700,000 Public Service Enterprise Group, Inc..............     32,886,000
                                                             --------------
                                                                 76,749,000
                                                             --------------
          TOTAL COMMON STOCKS (Cost $2,249,937,303).........  3,106,999,769
                                                             --------------
FOREIGN COMMON STOCKS -- 1.62%
          ITALY -- 1.11%
4,500,000 Enel S.p.A........................................     36,387,723
                                                             --------------

                                                                   Value
  Shares                                                          (Note 1)
-----------                                                    --------------
FOREIGN COMMON STOCKS -- (continued)
            UNITED KINGDOM -- 0.51%
  1,200,000 Severn Trent plc.................................. $   16,783,247
                                                               --------------
            TOTAL FOREIGN COMMON STOCKS (Cost $44,530,991)....     53,170,970
                                                               --------------
CONVERTIBLE PREFERRED STOCKS -- 2.46%
            CONSUMER DISCRETIONARY -- 1.39%
    995,000 Adelphia Communications, Preferred Exchange, 7.50%      1,820,850
    825,000 Ford Motor Co. Capital Trust II, Preferred
             Exchange, 6.50%..................................     43,766,250
                                                               --------------
                                                                   45,587,100
                                                               --------------
            HEALTH CARE -- 1.07%
    650,000 Baxter International, Inc., Preferred Exchange,
             7.00%............................................     35,100,000
                                                               --------------
            TOTAL CONVERTIBLE PREFERRED STOCKS (Cost
             $83,101,192).....................................     80,687,100
                                                               --------------
 Principal
  Amount
-----------
CONVERTIBLE BOND -- 0.60%
            UTILITIES -- 0.60%
$   600,000 *Centerpoint Energy, Inc., Convertible to 1.4250
             Shares, 2.00%, 09/15/29, (Cost $15,363,585)......     19,847,400
                                                               --------------
REPURCHASE AGREEMENT -- 0.86%
28,289,000  JP Morgan Chase Securities, Inc., 0.72%, dated
             3/31/04, due 4/1/04, to be repurchased at
             $28,289,566 (collateralized by a U.S. Government
             Agency Obligation, total market value
             $28,722,210) (Cost $28,289,000)..................     28,289,000
                                                               --------------

TOTAL INVESTMENTS (Cost $2,421,222,071)........... 100.18% $3,288,994,239
                                                   ------  --------------

                      See Notes to Financial Statements.

Excelsior Funds, Inc.
Portfolio of Investments -- March 31, 2004
Value and Restructuring Fund -- (continued)

                                                               Value
Contracts                                                     (Note 1)
---------                                                    ---------
CALL OPTIONS WRITTEN -- (0.04)%
(4,000)   Qualcomm, Inc. Expires 4/16/04 strike price 65.... $(940,000)
(7,500)   Texas Instruments, Inc. Expires 4/16/04 strike
           price 32.50......................................   (75,000)
(3,500)   Vishay Intertechnology, Inc. Expires 4/16/04
           strike price 25..................................   (35,000)
  (385)   XM Satellite Radio Holdings, Inc. Expires 4/16/04
           strike price 25..................................  (123,200)
                                                             ---------

TOTAL CALL OPTIONS WRITTEN (Premiums Received $(2,153,485))     (1,173,200)
                                                            --------------
OTHER ASSETS AND LIABILITIES (NET)................  (0.14)%     (4,727,237)
                                                   ------   --------------
NET ASSETS........................................ 100.00%  $3,283,093,802
                                                   ======   ==============

--------
+ Non-income producing security
plc--public limited company
ADR--American Depositary Receipt
++Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2004, these securities amounted to $21,175,000 or 0.64% of net assets.
* Variable Rate Security--The rate reported is the rate in effect as of March 31, 2004.

                      See Notes to Financial Statements.

Excelsior Funds Trust
Portfolio of Investments -- March 31, 2004
Mid Cap Value Fund


                                                              Value
Shares                                                       (Note 1)
-------                                                    -------------
COMMON STOCKS -- 93.92%
        CONSUMER DISCRETIONARY -- 23.17%
 90,000 +Autozone, Inc.................................... $   7,737,300
100,000 Best Buy Co., Inc.................................     5,172,000
140,000 Black & Decker Corp...............................     7,971,600
275,000 Brink's Co........................................     7,584,500
  2,250 +Cavco Industries, Inc............................        82,350
 90,000 Centex Corp.......................................     4,865,400
380,000 Limited Brands....................................     7,600,000
295,000 Newell Rubbermaid, Inc............................     6,844,000
150,000 Sherwin-Williams Co...............................     5,764,500
240,000 TJX Cos., Inc.....................................     5,894,400
115,000 +Zale Corp........................................     7,078,250
                                                           -------------
                                                              66,594,300
                                                           -------------
        CONSUMER STAPLES -- 1.86%
160,000 +Dean Foods Co....................................     5,344,000
                                                           -------------
        ENERGY -- 6.78%
120,000 Devon Energy Corp.................................     6,978,000
170,000 +Noble Corp.......................................     6,531,400
130,000 Occidental Petroleum Corp.........................     5,986,500
                                                           -------------
                                                              19,495,900
                                                           -------------
        FINANCIAL -- 13.78%
160,000 Ace Ltd...........................................     6,825,600
180,000 CIT Group, Inc....................................     6,849,000
800,000 +Instinet Group, Inc..............................     5,632,000
 80,000 Lehman Brothers Holdings, Inc.....................     6,629,600
125,000 RenaissanceRe Holdings Ltd........................     6,500,000
335,000 Sovereign Bancorp, Inc............................     7,175,700
                                                           -------------
                                                              39,611,900
                                                           -------------
        HEALTH CARE -- 8.22%
130,000 AmerisourceBergen Corp............................     7,108,400
330,000 Health Management Associates, Inc., Class A.......     7,659,300
195,000 +Shire Pharmaceuticals plc ADR....................     5,738,850
280,000 +Tenet Healthcare Corp............................     3,124,800
                                                           -------------
                                                              23,631,350
                                                           -------------
        INDUSTRIALS -- 12.38%
290,000 Cendant Corp......................................     7,073,100
  1,994 Eagle Materials, Inc..............................       117,347
  6,705 Eagle Materials, Inc., Class B....................       391,572
170,000 Lincoln Electric Holdings, Inc....................     4,763,400

                                                               Value
Shares                                                        (Note 1)
-------                                                    --------------
COMMON STOCKS -- (continued)
        INDUSTRIALS -- (continued)
170,000 Mueller Industries, Inc........................... $    5,778,300
385,000 Onex Corp.........................................      4,754,750
450,000 +United Rentals, Inc..............................      7,996,500
120,000 York International Corp...........................      4,717,200
                                                           --------------
                                                               35,592,169
                                                           --------------
        INFORMATION TECHNOLOGY -- 8.31%
600,000 +3com Corp........................................      4,230,000
140,000 +Comverse Technology, Inc.........................      2,539,600
155,000 Harris Corp.......................................      7,503,550
 45,000 +National Semiconductor Corp......................      1,999,350
120,000 +Storage Technology Corp..........................      3,339,600
310,000 Symbol Technologies, Inc..........................      4,278,000
                                                           --------------
                                                               23,890,100
                                                           --------------
        RAW/INTERMEDIATE MATERIALS -- 6.40%
245,000 Aracruz Celulose S.A. ADR.........................      9,371,250
210,000 Georgia-Pacific Corp..............................      7,074,900
181,000 +Shaw Group, Inc..................................      1,962,040
                                                           --------------
                                                               18,408,190
                                                           --------------
        REAL ESTATE -- 2.05%
145,000 St. Joe Co........................................      5,900,050
                                                           --------------
        TECHNOLOGY -- 2.01%
270,000 +Vishay Intertechnology, Inc......................      5,761,800
                                                           --------------
        TELECOMMUNICATION -- 1.73%
250,000 +IDT Corp.........................................      4,967,500
                                                           --------------
        UTILITIES -- 7.23%
925,000 +Calpine Corp.....................................      4,319,750
625,000 Centerpoint Energy, Inc...........................      7,143,750
450,000 EL Paso Corp......................................      3,199,500
130,000 Public Service Enterprise Group, Inc..............      6,107,400
                                                           --------------
                                                               20,770,400
                                                           --------------
        TOTAL COMMON STOCKS (Cost $208,989,987)...........    269,967,659
                                                           --------------
FOREIGN COMMON STOCKS -- 1.93%
        NETHERLANDS -- 1.93%
110,000 Hunter Douglas NV (Cost $4,053,755)...............      5,543,690
                                                           --------------

                      See Notes to Financial Statements.

Excelsior Funds Trust
Portfolio of Investments -- March 31, 2004
Mid Cap Value Fund -- (continued)

                                                                  Value
 Shares                                                          (Note 1)
----------                                                    --------------
CONVERTIBLE PREFERRED STOCKS -- 1.22%
           ENERGY -- 1.22%
   275,000 Williams Cos., Inc., Preferred Exchange,
            9.00% (Cost $2,753,988).......................... $    3,503,500
                                                              --------------

Principal
 Amount
----------
REPURCHASE AGREEMENT -- 2.44%
$7,035,000 JP Morgan Chase Securities, Inc., 0.72%, dated
            3/31/04, due 4/1/04, to be repurchased at
            $7,035,141 (collateralized by U.S. Government
            Agency Obligations, total market value
            $7,142,750) (Cost $7,035,000)....................      7,035,000
                                                              --------------

TOTAL INVESTMENTS
 (Cost $222,832,730)  99.51% $286,049,849
OTHER ASSETS AND
 LIABILITIES (NET)..   0.49     1,399,233
                     ------  ------------
NET ASSETS.......... 100.00% $287,449,082
                     ======  ============

--------
+ Non-income producing security
plc--public limited company
ADR--American Depositary Receipt

                      See Notes to Financial Statements.

Excelsior Funds, Inc.
Portfolio of Investments -- March 31, 2004
Energy & Natural Resources Fund


                                                              Value
Shares                                                       (Note 1)
-------                                                    ------------
COMMON STOCKS -- 92.92%
        ENERGY -- 59.02%
 93,500 Apache Corp....................................... $  4,036,395
 75,000 +BJ Services Co...................................    3,245,250
106,140 BP plc ADR........................................    5,434,368
130,000 +Carrizo Oil & Gas, Inc...........................      929,500
    998 +Cross Timbers Royalty Trust......................       28,293
 66,914 Devon Energy Corp.................................    3,891,049
205,000 +Energy Partners Ltd..............................    2,736,750
175,000 +Grant Prideco, Inc...............................    2,712,500
110,000 Halliburton Co....................................    3,342,900
100,000 Lyondell Chemical Co..............................    1,484,000
130,000 +McMoRan Exploration Co...........................    1,924,000
 55,000 Murphy Oil Corp...................................    3,463,350
 75,000 +Nabors Industries Ltd............................    3,431,250
 75,000 +Newfield Exploration Co..........................    3,594,750
 85,000 +Patterson-UTI Energy, Inc........................    2,994,550
 65,000 Peabody Energy Corp...............................    3,023,150
 80,000 +Pioneer Natural Resources Co.....................    2,584,000
100,000 +Premcor, Inc.....................................    3,097,000
100,000 +Rowan Cos., Inc..................................    2,109,000
 67,000 Schlumberger Ltd..................................    4,277,950
 85,000 +Smith International, Inc.........................    4,548,350
166,000 +Southwestern Energy Co...........................    4,003,920
130,000 Suncor Energy, Inc................................    3,555,500
 80,000 +Tom Brown, Inc...................................    3,008,000
 15,000 TotalFinaElf S.A. ADR.............................    1,380,000
 75,000 +Transocean Sedco Forex Inc.......................    2,091,750
 30,000 +Ultra Petroleum Corp.............................      900,300
 75,000 +Varco International, Inc.........................    1,350,750
125,000 +Westport Resources Corp..........................    4,123,750
 75,000 +Whiting Petroleum Corp...........................    1,769,250
137,500 XTO Energy, Inc...................................    3,470,500
                                                           ------------
                                                             88,542,075
                                                           ------------
        INDUSTRIALS -- 7.34%
124,828 +Cemex S.A. de C.V. ADR...........................    3,722,371
 82,500 Florida Rock Industries, Inc......................    3,477,375
 50,000 Martin Marietta Materials, Inc....................    2,308,000
100,000 +Willbros Group, Inc..............................    1,501,000
                                                           ------------
                                                             11,008,746
                                                           ------------
        RAW/INTERMEDIATE MATERIALS -- 17.58%
 60,000 Air Products & Chemicals, Inc.....................    3,007,200
100,000 +Aracruz Celulose S.A. ADR........................    3,825,000
115,000 Arch Coal, Inc....................................    3,609,850
170,000 Barrick Gold Corp.................................    4,042,600
 15,000 +Compass Minerals International, Inc..............      245,850

                                                                  Value
  Shares                                                         (Note 1)
-----------                                                    ------------
COMMON STOCKS -- (continued)
            RAW/INTERMEDIATE MATERIALS -- (continued)
    100,000 Freeport-McMoRan Copper & Gold, Inc., Class B..... $  3,909,000
     60,000 Inco Ltd..........................................    2,077,800
     40,000 +Phelps Dodge Corp................................    3,266,400
     23,800 Rio Tinto plc ADR.................................    2,393,804
                                                               ------------
                                                                 26,377,504
                                                               ------------
            REAL ESTATE -- 2.98%
    110,000 St. Joe Co........................................    4,475,900
                                                               ------------
            TRANSPORTATION -- 3.07%
     50,000 Frontline Ltd.....................................    1,442,500
     50,000 Stelmar Shipping Ltd..............................    1,442,500
     25,000 Teekay Shipping Corp..............................    1,722,500
                                                               ------------
                                                                  4,607,500
                                                               ------------
            UTILITIES -- 2.93%
     33,585 Entergy Corp......................................    1,998,308
    250,000 Williams Cos., Inc................................    2,392,500
                                                               ------------
                                                                  4,390,808
                                                               ------------
            TOTAL COMMON STOCKS (Cost $108,071,960)...........  139,402,533
                                                               ------------
 Principal
  Amount
-----------
REPURCHASE AGREEMENT -- 10.51%
$15,773,000 JP Morgan Chase Securities, Inc., 0.72%, dated
             3/31/04, due 4/1/04, to be repurchased at
             $15,773,315 (collateralized by U.S. Government
             Agency Obligations, total market value
             $16,014,574) (Cost $15,773,000)..................   15,773,000
                                                               ------------

TOTAL INVESTMENTS
 (Cost $123,844,960) 103.43% $155,175,533
OTHER ASSETS AND
 LIABILITIES (NET)..  (3.43)   (5,140,142)
                     ------  ------------
NET ASSETS.......... 100.00% $150,035,391
                     ======  ============

--------
+ Non-income producing security
plc--public limited company
ADR--American Depositary Receipt

                      See Notes to Financial Statements.

Excelsior Funds, Inc.
Portfolio of Investments -- March 31, 2004
Real Estate Fund

                                                              Value
Shares                                                       (Note 1)
-------                                                    -------------
COMMON STOCKS -- 95.79%
        CONSUMER DISCRETIONARY -- 2.80%
 85,000 Starwood Hotels & Resorts Worldwide, Inc.......... $   3,442,500
                                                           -------------
        REAL ESTATE -- 91.11%
 95,000 AMB Property Corp.................................     3,531,150
255,000 Amerivest Properties, Inc.........................     1,721,250
 55,000 Apartment Investment & Management Co., Class A....     1,709,950
 63,684 AvalonBay Communities, Inc........................     3,412,188
 75,500 Boston Properties, Inc............................     4,100,405
 75,000 Camden Property Trust.............................     3,371,250
 92,976 Catellus Development Corp.........................     2,418,306
150,000 Cedar Shopping Centers, Inc.......................     2,128,500
 25,000 Centerpoint Properties Trust......................     2,062,500
 85,000 Cousins Properties, Inc...........................     2,787,150
 70,000 Crescent Real Estate Equity Co....................     1,257,900
110,000 Duke Realty Corp..................................     3,819,200
169,620 Equity Office Properties Trust....................     4,900,322
106,720 Equity Residential................................     3,185,592
 70,000 Federal Realty Investment Trust...................     3,234,000
 58,000 Forest City Enterprises, Inc., Class A............     3,123,300
140,000 General Growth Properties, Inc....................     4,921,000
 60,600 Health Care Property Investors, Inc...............     1,714,980
 80,000 Healthcare Realty Trust, Inc......................     3,416,000
 77,500 Heritage Property Investment Trust................     2,410,250
 95,000 +Highland Hospitality Corp........................     1,113,400
 40,000 Home Properties of New York, Inc..................     1,630,000
158,800 +Host Marriott Corp...............................     2,029,464
 67,500 Kimco Realty Corp.................................     3,441,150
 85,000 Liberty Property Trust............................     3,825,000
 50,000 Macerich Co.......................................     2,695,000
 45,000 Parkway Properties, Inc...........................     2,103,750
 90,000 Post Properties Inc...............................     2,592,000
105,000 Prentiss Properties Trust.........................     3,874,500

                                                                 Value
 Shares                                                         (Note 1)
----------                                                    -------------
COMMON STOCKS -- (continued)
           REAL ESTATE -- (continued)
    85,000 Prologis.......................................... $   3,048,950
    71,200 Public Storage, Inc...............................     3,464,592
    65,000 Regency Centers Corp..............................     3,037,450
    80,000 Rouse Co..........................................     4,288,000
    90,000 Simon Property Group, Inc.........................     5,259,600
    60,000 St. Joe Co........................................     2,441,400
     4,486 Trizec Canada, Inc................................        63,208
   100,513 Trizec Properties, Inc............................     1,723,798
    70,000 Vornado Realty Trust..............................     4,233,600
    53,875 Weingarten Realty Investors.......................     1,864,075
                                                              -------------
                                                                111,954,130
                                                              -------------
           TRANSPORTATION -- 1.88%
    70,000 Alexander & Baldwin, Inc..........................     2,310,000
                                                              -------------
           TOTAL COMMON STOCKS (Cost $88,120,015)............   117,706,630
                                                              -------------

Principal
 Amount
----------
REPURCHASE AGREEMENT -- 6.47%
$7,946,000 JP Morgan Chase Securities, Inc., 0.72%, dated
            3/31/04, due 4/1/04, to be repurchased at
            $7,946,159 (collateralized by U.S. Government
            Agency Obligations, total market value
            $8,067,615) (Cost $7,946,000)....................     7,946,000
                                                              -------------

TOTAL INVESTMENTS (Cost $96,066,015).............. 102.26% $125,652,630
OTHER ASSETS AND LIABILITIES (NET)................  (2.26)   (2,778,146)
                                                   ------  ------------
NET ASSETS........................................ 100.00% $122,874,484
                                                   ======  ============

--------
+ Non-income producing security

                      See Notes to Financial Statements.

Excelsior Funds Trust
Portfolio of Investments -- March 31, 2004
Equity Income Fund


                                                              Value
Shares                                                       (Note 1)
-------                                                    ------------
COMMON STOCKS -- 88.60%
        CONSUMER DISCRETIONARY -- 13.18%
192,500 Circuit City Stores, Inc.......................... $  2,175,250
113,000 Leggett & Platt, Inc..............................    2,679,230
 52,000 May Department Stores Co..........................    1,798,160
104,300 Newell Rubbermaid, Inc............................    2,419,760
116,300 +Time Warner, Inc.................................    1,960,818
190,000 Visteon Corp......................................    1,818,300
 20,000 Volume Services America Holdings, Inc.............      330,000
                                                           ------------
                                                             13,181,518
                                                           ------------
        CONSUMER STAPLES -- 9.17%
108,500 Albertson's, Inc..................................    2,403,275
 37,700 Altria Group, Inc.................................    2,052,765
 66,500 Kraft Foods, Inc., Class A........................    2,128,665
118,600 Sara Lee Corp.....................................    2,592,596
                                                           ------------
                                                              9,177,301
                                                           ------------
        ENERGY -- 5.35%
 51,470 BP plc ADR........................................    2,635,264
 30,900 ChevronTexaco Corp................................    2,712,402
                                                           ------------
                                                              5,347,666
                                                           ------------
        FINANCIAL -- 15.85%
 42,150 Citigroup, Inc....................................    2,179,155
 37,820 Comerica, Inc.....................................    2,054,382
 42,155 FleetBoston Financial Corp........................    1,892,759
 23,925 Hartford Financial Services Group, Inc............    1,524,023
 31,760 Morgan Stanley....................................    1,819,848
 67,710 US Bancorp........................................    1,872,182
230,700 +Van der Moolen Holding NV ADR....................    2,131,668
119,600 W. P. Stewart & Co. Ltd...........................    2,384,824
                                                           ------------
                                                             15,858,841
                                                           ------------
        HEALTH CARE -- 8.36%
 81,000 Bristol-Myers Squibb Co...........................    1,962,630
 30,710 Eli Lilly & Co....................................    2,054,499
 42,300 Medtronic, Inc....................................    2,019,825
 52,708 Merck & Co., Inc..................................    2,329,167
                                                           ------------
                                                              8,366,121
                                                           ------------
        INDUSTRIALS -- 9.49%
 17,572 Deluxe Corp.......................................      704,637
 65,260 General Electric Co...............................    1,991,735

                                                              Value
Shares                                                       (Note 1)
-------                                                    ------------
COMMON STOCKS -- (continued)
        INDUSTRIALS -- (continued)
 50,675 Hubbell, Inc., Class B............................ $  2,033,588
 74,100 RR Donnelley & Sons Co............................    2,241,525
 77,800 Snap-On, Inc......................................    2,516,052
                                                           ------------
                                                              9,487,537
                                                           ------------
        INFORMATION TECHNOLOGY -- 6.69%
102,600 AVX Corp..........................................    1,691,874
136,722 Electronic Data Systems Corp......................    2,645,571
 94,100 Microsoft Corp....................................    2,349,677
                                                           ------------
                                                              6,687,122
                                                           ------------
        RAW/INTERMEDIATE MATERIALS -- 6.67%
 54,000 Eastman Chemical Co...............................    2,304,720
132,225 RPM, Inc..........................................    2,187,001
 89,700 Sonoco Products Co................................    2,177,916
                                                           ------------
                                                              6,669,637
                                                           ------------
        REAL ESTATE -- 4.02%
 70,000 Apartment Investment & Management Co., Class A....    2,176,300
 42,100 Rayonier, Inc.....................................    1,840,191
                                                           ------------
                                                              4,016,491
                                                           ------------
        TELECOMMUNICATION -- 2.13%
 58,320 Verizon Communications, Inc.......................    2,131,013
                                                           ------------
        UTILITIES -- 7.69%
184,000 Centerpoint Energy, Inc...........................    2,103,120
 96,200 Cleco Corp........................................    1,830,686
136,600 TECO Energy, Inc..................................    1,998,458
 71,450 Vectren Corp......................................    1,762,671
                                                           ------------
                                                              7,694,935
                                                           ------------
        TOTAL COMMON STOCKS (Cost $86,134,998)............   88,618,182
                                                           ------------
PREFERRED STOCKS -- 1.49%
        ENERGY -- 1.49%
 32,400 El Paso Tennessee Pipeline Co., Preferred
         Exchange, 8.25% (Cost $1,518,020)................    1,488,375
                                                           ------------
CONVERTIBLE PREFERRED STOCKS -- 3.89%
        CONSUMER DISCRETIONARY -- 1.92%
 36,300 Ford Motor Co. Capital Trust II, Preferred
         Exchange, 6.50%..................................    1,925,715
                                                           ------------

                      See Notes to Financial Statements.

Excelsior Funds Trust
Portfolio of Investments -- March 31, 2004
Equity Income Fund -- (continued)

                                                                 Value
 Shares                                                         (Note 1)
----------                                                    ------------
CONVERTIBLE PREFERRED STOCKS -- (continued)
           ENERGY -- 1.97%
    61,600 El Paso Energy Capital Trust I, Preferred
            Exchange, 4.75%.................................. $  1,971,200
                                                              ------------
           TOTAL CONVERTIBLE PREFERRED STOCKS (Cost
            $3,844,202)......................................    3,896,915
                                                              ------------

Principal
 Amount
----------
REPURCHASE AGREEMENT -- 6.28%
$6,283,000 JP Morgan Chase Securities, Inc., 0.72%, dated
            3/31/04, due 4/1/04, to be repurchased at
            $6,283,126 (Collateralized by U.S. Government
            Agency Obligations, total market value
            $6,379,208) (Cost $6,283,000)....................    6,283,000
                                                              ------------

TOTAL INVESTMENTS (Cost $97,780,220).............. 100.26% $100,286,472
OTHER ASSETS AND LIABILITIES (NET)................  (0.26)     (262,121)
                                                   ------  ------------
NET ASSETS........................................ 100.00% $100,024,351
                                                   ======  ============

--------
+ Non-income producing security
plc--public limited company
ADR--American Depositary Receipt

                      See Notes to Financial Statements.

                                EXCELSIOR FUNDS

                         NOTES TO FINANCIAL STATEMENTS

1.  Significant Accounting Policies

   Excelsior Funds, Inc. ("Excelsior Fund") was incorporated under the laws of the State of Maryland on August 2, 1984. Excelsior Funds Trust (the "Trust") is a statutory trust organized under the laws of the State of Delaware on April 27, 1994. Excelsior Fund and the Trust are registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as open-ended diversified management investment companies with the exception of Energy and Natural Resources Fund and Real Estate Fund, each of which are non-diversified.

   Excelsior Fund and the Trust currently offer shares in sixteen and nine managed investment portfolios, respectively, each having its own investment objectives and policies. The following is a summary of significant accounting policies for Blended Equity Fund, Large Cap Growth Fund, Small Cap Fund, Value and Restructuring Fund, Energy and Natural Resources Fund and Real Estate Fund, Portfolios of Excelsior Fund and Optimum Growth Fund, Mid Cap Value Fund and Equity Income Fund, Portfolios of the Trust (the "Portfolios"). Such policies are in conformity with accounting principles generally accepted in the United States of America and are consistently followed by Excelsior Fund and the Trust (collectively the "Portfolios") in the preparation of their financial statements. The preparation of financial statements require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

   The Optimum Growth Fund, Value and Restructuring Fund and Mid Cap Value Fund offer two classes of shares: Shares and Institutional Shares. The Financial Highlights of the Institutional Shares as well as the financial statements for the remaining portfolios of Excelsior Fund, the Trust and Excelsior Tax-Exempt Funds, Inc. ("Excelsior Tax-Exempt Fund") are presented separately.

   (a) Portfolio valuation:

      Investments in securities that are traded on a recognized domestic stock exchange are valued at the last sale price on the exchange on which such securities are primarily traded or at the last sale price on a national securities market. Securities traded over-the-counter are valued each business day on the basis of closing over-the-counter bid prices. Equity Securities that are traded on the NASDAQ National Market System for which quotations are readily available are valued at the official closing price. Securities for which there were no transactions are valued at the average of the most recent bid and asked prices (as calculated by an independent pricing service (the "Service") based upon its evaluation of the market for such securities) when, in the judgment of the Service, quoted bid and asked prices for securities are readily available and are representative of the market. Bid price is used when no asked price is available. Investments in securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value is so established is likely to have changed such value, then a fair value of those securities will be determined by consideration of other factors under the direction of the Board of Directors with regard to Excelsior Fund or the Board of Trustees with regard to the Trust. A security which is traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market on which the security is traded.

      All other foreign securities are valued at the last current bid quotation if market quotations are available, or at fair value as determined in accordance with policies established by the Board of Directors with regard to Excelsior Fund or the Board of Trustees with regard to the Trust. Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing upon the respective dates of such transactions. The Portfolios do not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities. The Portfolios report gains and losses on foreign currency related transactions as realized and unrealized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income or loss for Federal income tax purposes.

      Securities for which market quotations are not readily available are valued at fair value pursuant to guidelines adopted by the Board of Directors with regard to Excelsior Fund or the Board of Trustees with regard to the Trust. Short-term debt instruments with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

      Forward foreign currency exchange contracts: The Portfolios' participation in forward foreign currency exchange contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging involves the purchase or sale of foreign currency with respect to specific receivables or payables of a Portfolio generally arising in connection with the purchase or sale of its portfolio securities. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risk may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Contracts are marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation. Realized gains or losses arising from such transactions are included in net realized gains or losses from foreign currency transactions.

      The Portfolio had the following forward foreign currency exchange contracts outstanding as of March 31, 2004:

                                                     In
                                  Contracts to    Exchange   Unrealized
Settlement Date                  Deliver/Receive    For     Appreciation
---------------                  --------------- ---------- ------------
Value and Restructuring Fund
Foreign Currency Purchases:
04/01/04.................... EU     1,932,377    $2,345,848   $28,850
                                                 ==========   =======

   -----
   Currency Legend:
   EU Euro

      Covered call options written: Each portfolio may engage in writing covered call options. By writing a covered call option, a Portfolio forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price, except insofar as the premium represents such a profit, and it will not be able to sell the underlying security until the option expires, is exercised or the Portfolio effects a closing purchase transaction by purchasing an option of the same series.

      When a Portfolio writes an option, an amount equal to the net premium (the premium less the commission) received by that Portfolio is included in the liability section of that Portfolio's statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date, or if the Portfolio involved enters into a closing purchase transaction, the Portfolio will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold), and the deferred credit related to such option will be eliminated. If an option is exercised, the Portfolio involved may deliver the underlying security from its portfolio or purchase the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received, and the Portfolio involved will realize a gain or loss. Premiums from expired call options written by the Portfolio and net gains from closing purchase transactions are treated as short-term capital gains for Federal income tax purposes, and losses on closing purchase transactions are short-term capital losses.

      There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security until the option expires or is delivered upon exercise, with the result that the writer in such circumstances will be subject to the risk of market decline in the underlying security during such period. A Portfolio will write an option on a particular security only if the Adviser believes that a liquid secondary market will exist on an exchange for options of the same series, which will permit the Portfolio to make a closing purchase transaction in order to close out its position.

      During the year ended March 31, 2004 the Value and Restructuring Fund had the following written option transactions:

                                                    Number of
                                                    Contracts   Premiums
Written Option Transactions                         --------- -----------
Outstanding, beginning of year.....................  (12,950) $(2,376,579)
Options written....................................  (53,060)  (7,351,104)
Options expired....................................   16,860    2,712,659
Options exercised..................................       10        1,170
Options terminated in closing purchase transactions   33,755    4,860,369
                                                     -------  -----------
Outstanding, end of year...........................  (15,385) $(2,153,485)
                                                     =======  ===========

   (b) Security transactions and investment income:

      Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, adjusted for amortization of premiums and discounts on investments, is earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Portfolios are informed of the dividend.

   (c) Concentration of risks:

      The Energy and Natural Resources Fund and Real Estate Fund may have concentrated their investments in issuers conducting business in the same industry. To the extent that they do so, each Portfolio may be subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry.

   (d) Repurchase agreements:

      The Portfolios may purchase portfolio securities from financial institutions deemed to be creditworthy by the investment adviser subject to the seller's agreement to repurchase and the Portfolios' agreement to resell such securities at mutually agreed upon prices. Securities purchased subject to such repurchase agreements are deposited with the Portfolios' custodian or sub-custodian or are maintained in the Federal Reserve/Treasury book-entry system and must have, at all times, an aggregate market value not less than the repurchase price (including accrued interest).

      If the value of the underlying securities fall below the value of the repurchase price, the Portfolios will require the seller to deposit additional collateral by the next business day. Default or bankruptcy of the seller may, however, expose the applicable Portfolio to possible delay in connection with the disposition of the underlying securities or loss to the extent that proceeds from a sale of the underlying securities were less than the repurchase price under the agreement.

   (e) Distributions to shareholders:

      Dividends from net investment income are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date.

   (f) Expense allocation:

      Expenses incurred by Excelsior Fund and the Trust with respect to any two or more of their respective Portfolios are allocated in proportion to the average net assets of each of their respective Portfolios, except where allocations of direct expenses to each Portfolio can be fairly made. Expenses directly attributable to a Portfolio are charged to that Portfolio. Shareholder servicing fees relating to a specific class are charged directly to that class.

   (g) Organization and offering costs:

      Organization costs of the Equity Income Fund which commenced operations on September 30, 2003, have been expensed as incurred. Offering costs, including costs of printing initial prospectuses and registration fees, are being amortized to expense over twelve months.

2. Investment Advisory Fee, Administration Fee, Shareholder Servicing Fees and Related Party Transactions:

      United States Trust Company of New York ("U.S. Trust NY") and U.S. Trust Company, N.A. (together the "Adviser"), acting through their respective registered investment advisory divisions,

   U.S. Trust New York Asset Management Division and U.S. Trust Company, N.A. Asset Management Division, serve as the investment adviser to each Portfolio. For the services provided pursuant to the Investment Advisory Agreements, the Adviser receives a fee, computed daily and paid monthly, at the annual rates of 0.75% of average daily net assets of the Blended Equity Fund, Large Cap Growth Fund and Equity Income Fund; 0.60% of the average daily net assets of the Small Cap Fund, Value and Restructuring Fund and Energy and Natural Resources Fund; 1.00% of the average daily net assets of the Real Estate Fund and 0.65% of the average daily net assets of the Optimum Growth Fund and Mid Cap Value Fund. U.S. Trust NY is a state-chartered bank and trust company and a member bank of the Federal Reserve System. U.S. Trust Company, N.A. is a national bank organized under the laws of the United States. Each is a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company. U.S. Trust Corporation is a wholly-owned subsidiary of The Charles Schwab Corporation ("Schwab").

   U.S. Trust Company, N.A., SEI Investments Global Funds Services and Federated Services Company ("FSC") (collectively, the "Administrators") provide administrative services to Excelsior Fund and the Trust. For the services provided to the Portfolios, the Administrators are entitled jointly to annual fees, computed daily and paid monthly, based on the combined aggregate average daily net assets of Excelsior Fund, Excelsior Tax-Exempt Fund and the Trust (excluding the international equity portfolios of Excelsior Fund and the Trust), all of which are affiliated investment companies, as follows: 0.200% of the first $200 million, 0.175% of the next $200 million, and 0.150% over $400 million. Administration fees payable by each Portfolio of the three investment companies are determined in proportion to the relative average daily net assets of the respective Portfolios for the period paid. Until further notice to the Portfolios, U.S. Trust Company, N.A. has voluntarily agreed to waive a portion of its administration fee in an amount equal to an annual rate of 0.04% of the average daily net assets of each Portfolio. For the year ended March 31, 2004, administration fees charged by U.S. Trust Company, N.A. were as follows:

                                                   Waiver of         Net
                                  Administration Administration Administration
                                       Fees           Fees           Fees
                                  -------------- -------------- --------------
Blended Equity Fund..............   $  673,337     $(223,554)     $  449,783
Large Cap Growth Fund............      119,977       (39,738)         80,239
Optimum Growth Fund..............       44,006       (14,616)         29,390
Small Cap Fund...................      336,025      (111,106)        224,919
Value and Restructuring Fund.....    2,880,790      (952,979)      1,927,811
Mid Cap Value Fund...............      248,863       (82,250)        166,613
Energy and Natural Resources Fund      140,035       (46,415)         93,620
Real Estate Fund.................      118,582       (39,314)         79,268
Equity Income Fund...............       31,447       (10,210)         21,237

   From time to time, in their sole discretion, U.S. Trust may undertake to waive a portion or all of the fees payable to them and also may reimburse the Portfolios for a portion of other expenses. For the year ended March 31, 2004, U.S. Trust has contractually agreed to waive investment advisory fees and to reimburse other ordinary operating expenses to the extent necessary to keep total operating expenses from exceeding the following annual percentages of each Portfolio's average daily net assets: 1.05% for Blended Equity Fund, Large Cap Growth Fund, Small Cap Fund and Shares of Optimum Growth Fund and Equity Income Fund; 0.99% of Shares of Value and Restructuring Fund and Shares of Mid Cap Value Fund; 1.20% for Real Estate Fund; 1.25% for Energy and Natural Resources Fund; 0.80% for

Institutional Shares of Optimum Growth Fund; 0.74% for each of Institutional Shares of Value and Restructuring Fund and Institutional Shares of Mid Cap Value Fund.

   For the period ended March 31, 2004, pursuant to the above, U.S. Trust waived investment advisory fees as follows:

Blended Equity Fund.............. $    6,294
Large Cap Growth Fund............     33,581
Optimum Growth Fund..............     79,059
Value and Restructuring Fund.....  2,200,477
Mid Cap Value Fund...............    288,275
Energy and Natural Resources Fund     92,927
Real Estate Fund.................     48,048
Equity Income Fund...............     20,904

   The Portfolios have entered into shareholder servicing agreements with various service organizations, which may include Schwab, U.S. Trust and affiliates of U.S. Trust. Services included in the servicing agreements are assisting in processing purchase, exchange and redemption requests; transmitting and receiving funds in connection with customer orders to purchase, exchange or redeem shares; and providing periodic statements. Shareholder servicing fees are incurred on a Portfolio and class level (where applicable). As a consideration for these services, each service organization receives a fee, computed daily and paid monthly, at an annual rate up to 0.25% (0.40% prior to July 29, 2003) of the average daily net assets of its shares held by each service organizations' customers.

   U. S. Trust has voluntarily agreed to waive investment advisory and administration fees payable in an amount equal to the shareholder servicing fees payable to affiliates.

   For the period ended March 31, 2004, shareholder servicing fees paid to Schwab, U.S. Trust and affiliates of U. S. Trust were:

                                                Amount
                                              Waived as      Amount
                                              Investment   Waived as
                                               Advisory  Administration
                                  Amount Paid    Fees         Fees
                                  ----------- ---------- --------------
Blended Equity Fund.............. $  480,168   $354,476           --
Large Cap Growth Fund............     65,784     52,639           --
Optimum Growth Fund..............     27,651        156     $  2,034
Small Cap Fund...................    372,205    323,822           --
Value and Restructuring Fund.....  2,204,992     42,198      255,413
Mid Cap Value Fund...............    214,018     19,142      113,616
Energy and Natural Resources Fund     83,034     16,227           --
Real Estate Fund.................     71,632     57,183           --
Equity Income Fund...............        737         --           --

   Edgewood Services, Inc. (the "Distributor"), a wholly-owned subsidiary of Federated Investors, Inc., serves as the distributor of Excelsior Fund and the Trust. Shares of each Portfolio are sold without a sales charge on a continuous basis by the Distributor.

   The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, under which the Shares of Optimum Growth Fund and Mid Cap Value Fund may compensate the Distributor monthly for its services which are intended to result in the sale of Portfolio Shares, in an amount not to exceed the annual rate of 0.25% of the average daily net asset value of each Portfolio's outstanding shares. The Trust has voluntarily agreed to stop charging fees under the Distribution Plan and no fees have been charged for the year ended March 31, 2004.

   Boston Financial Data Services, Inc. ("BFDS") serves as transfer agent to the Portfolios.

   Each Independent Director of Excelsior Fund receives an annual fee of $15,000, plus a meeting fee of $2,500 for each meeting attended. The Chairman receives an additional annual fee of $7,500. Each member of the Nominating Committee receives an annual fee of $2,000 for services in connection with this committee, plus a meeting fee of $1,000 for each meeting attended. Independent Trustees of the Trust receive an annual fee of $6,000, plus a meeting fee of $1,000 for each meeting attended. The Chairman receives an additional fee of $5,000. Each member of the Nominating Committee receives an annual fee of $1,000 for services in connection with this committee, plus a meeting fee of $1,000 for each meeting attended. In addition, Directors and Trustees are reimbursed by Excelsior Fund and the Trust, respectively, for reasonable expenses incurred when acting in their capacity as Directors and Trustees.

3.  Purchases, Sales and Maturities of Securities:

   For the period ended March 31, 2004, purchases, sales and maturities of securities, excluding short-term investments, for the Portfolios aggregated:

                                                Sales and
                                   Purchases    Maturities
                                  ------------ ------------
Blended Equity Fund.............. $133,687,400 $178,735,712
Large Cap Growth Fund............  102,343,733   75,638,162
Optimum Growth Fund..............   34,159,867   35,709,692
Small Cap Fund...................  270,819,400  219,085,439
Value and Restructuring Fund.....  793,197,656   94,519,425
Mid Cap Value Fund...............  105,095,207   25,078,801
Energy and Natural Resources Fund  109,804,057  100,003,816
Real Estate Fund.................   46,006,753   35,114,189
Equity Income Fund...............   94,154,227    3,013,749

4.  Federal Taxes:

   It is the policy of Excelsior Fund and the Trust that each Portfolio qualify or continue to qualify as a regulated investment company, by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders.

   In order to avoid a Federal excise tax, each Portfolio is required to distribute certain minimum amounts of net realized capital gain and net investment income for the respective periods ending October 31 and December 31 in each calendar year.

   Dividends and distributions are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for net operating losses, foreign currency, partnership income, deferral of losses on wash sales, dividends received from real estate investment trusts (REITs), and net capital losses and net currency losses incurred after October 31 and within the taxable year ("Post-October losses"). To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that these differences arise. Accordingly, the following reclassifications as of March 31, 2004 were made to/from the following accounts:

                                 Undistributed  Accumulated
                                 Net Investment Net Realized
                                 Income (Loss)  Gain (Loss)  Paid-In-Capital
                                 -------------- ------------ ---------------
    Large Cap Growth Fund.......    $733,372            --      $(733,372)
    Optimum Growth Fund.........      86,205            --        (86,205)
    Small Cap Fund..............     541,330            --       (541,330)
    Value and Restructuring Fund     152,705     $(152,698)            (7)
    Mid Cap Value Fund..........     (12,743)       12,743             --
    Real Estate Fund (1)........      74,561       (26,247)       (48,314)
    Equity Income Fund..........      28,783            --        (28,783)

--------
(1)The Real Estate Fund has a tax year end of June 30.

   The estimated tax character of dividends and distributions declared during the years ended March 31, 2004 and March 31, 2003 were as follows:

                                                    Long-Term
                                        Ordinary     Capital
                                         Income       Gain        Total
                                       ----------- ----------- -----------
     Blended Equity Fund
        2004.......................... $ 2,883,929          -- $ 2,883,929
        2003..........................   2,894,593 $28,176,768  31,071,361
     Optimum Growth Fund
        2004 (1)......................      16,211          --      16,211
        2003..........................      15,815          --      15,815
     Value and Restructuring Fund
        2004..........................  16,245,250          --  16,245,250
        2003..........................   9,551,583          --   9,551,583
     Mid Cap Value Fund
        2004..........................     533,846          --     533,846
        2003..........................     292,305          --     292,305
     Energy and Natural Resources Fund
        2004..........................     355,796          --     355,796
        2003..........................     441,096          --     441,096
     Real Estate Fund (2)
        2004..........................   3,725,211     944,558   4,669,769
        2003..........................   3,262,432          --   3,262,432
     Equity Income Fund
        2004..........................     219,601          --     219,601

--------
(1)Included in the Optimum Growth Fund's distributions from ordinary income is $114 in excess of investment company taxable income, which in accordance with applicable U.S. tax law, is taxable to shareholders as ordinary income distributions.
(2)Included in the Real Estate Fund distributions from ordinary income paid in the tax year ended June 30, 2003 is $48,314 in excess of investment company taxable income, which in accordance with applicable U.S. tax law, is taxable to shareholders as ordinary income distributions.

   As of March 31, 2004 (except for Real Estate Fund which is as of June 30,
2003), the components of distributable earnings (accumulated losses) on a tax basis were as follows:

                                         Undistributed    Post-        Capital                     Other
                              Ordinary     Long-Term     October         Loss       Unrealized   Temporary
                               Income    Capital Gain    Losses      Carryforward  Appreciation Differences     Total
                             ----------- ------------- -----------  -------------  ------------ ----------- -------------
Blended Equity Fund......... $   474,237          --            --  $  (1,487,442) $214,714,374         --  $ 213,701,169
Large Cap Growth Fund.......          --          --            --   (138,432,914)   18,981,019         --   (119,451,895)
Optimum Growth Fund.........          --          --            --     (9,333,667)    5,950,377         --     (3,383,290)
Small Cap Fund..............          --          --            --     (6,849,253)   78,826,922         --     71,977,669
Value and Restructuring
 Fund.......................  10,261,903          --            --   (192,190,351)  864,868,838  $(566,333)   682,374,057
Mid Cap Value Fund..........      31,715          --   $(2,144,019)      (594,394)   63,375,717         --     60,669,019
Energy and Natural Resources
 Fund.......................     206,066          --            --     (5,614,557)   31,330,573         --     25,922,082
Real Estate Fund (1)........     773,671  $1,771,420            --             --    29,571,154         --     32,116,245
Equity Income Fund..........     790,815          --            --             --     2,506,252         --      3,297,067

--------
(1)The components of distributable earnings for the Real Estate Fund are estimated at March 31, 2004. The actual amounts to be distributed will not be determined until June 30, 2004 when the portfolio completes its tax year end.

   Post-October losses are deemed to arise on the first business day of a Fund's next taxable year.

   For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. To the extent that such carryforwards are utilized, capital gain distributions will be reduced. At March 31, 2004, the following Portfolios had capital loss carryforwards for Federal tax purposes available to offset future net capital gains through the indicated expiration dates:

                        Expiration Date Expiration Date Expiration Date Expiration Date Expiration Date
                           March 31,       March 31,       March 31,       March 31,       March 31,
                             2007            2008            2010            2011            2012          Total
                        --------------- --------------- --------------- --------------- --------------- ------------
Blended Equity Fund....          --                --              --    $  1,487,442              --   $  1,487,442
Large Cap Growth
 Fund..................          --       $ 8,373,927     $24,653,640      83,374,895     $22,030,452    138,432,914
Optimum Growth
 Fund..................          --                --              --       9,333,667              --      9,333,667
Small Cap Fund.........          --                --              --       6,849,253              --      6,849,253
Value and Restructuring
 Fund..................    $304,980        16,725,188      16,920,230     130,876,419      27,363,534    192,190,351
Mid Cap Value Fund.....          --                --              --         594,394              --        594,394
Energy and Natural
 Resources Fund........          --                --       1,984,232       3,630,325              --      5,614,557

   During the year ended March 31, 2004, certain Portfolios utilized capital loss carryforwards in the following amounts to offset realized capital gains:

                 Blended Equity Fund.............. $ 3,471,862
                 Optimum Growth Fund..............   3,165,557
                 Small Cap Fund...................  23,022,434
                 Mid Cap Value Fund...............   5,622,674
                 Energy and Natural Resources Fund   2,009,778

   During the year ended June 30, 2003, the Real Estate Fund utilized capital loss carryforwards totaling $3,838,191 to offset realized capital gains.

   At March 31, 2004, aggregate gross unrealized appreciation for all securities and call options written for which there was an excess of value over estimated tax cost and aggregate gross unrealized depreciation for all securities and call options written for which there was an excess of estimated tax cost over value is as follows:

                                                    Tax Basis     Tax Basis
                                                    Unrealized    Unrealized   Net Unrealized
                                  Federal Tax Cost Appreciation (Depreciation)  Appreciation
                                  ---------------- ------------ -------------- --------------
Blended Equity Fund..............  $  353,373,881  $217,730,770  $ (3,016,396)  $214,714,374
Large Cap Growth Fund............     108,142,691    21,732,737    (2,751,718)    18,981,019
Optimum Growth Fund..............      31,299,769     6,519,428      (569,051)     5,950,377
Small Cap Fund...................     270,373,378    81,838,226    (3,011,304)    78,826,922
Value and Restructuring Fund.....   2,425,109,893   939,433,065   (75,548,719)   863,884,346
Mid Cap Value Fund...............     222,674,132    66,919,567    (3,543,850)    63,375,717
Energy and Natural Resources Fund     123,844,960    32,003,557      (672,984)    31,330,573
Real Estate Fund.................      96,081,476    30,217,198      (646,044)    29,571,154
Equity Income Fund...............      97,780,220     4,422,746    (1,916,494)     2,506,252

5.  Capital Transactions:

   Excelsior Fund currently has authorized capital of 35 billion shares of Common Stock, 29.3756 billion of which is currently classified to represent interests in certain classes of shares. Authorized capital currently offered for each Portfolio is as follows: 2.25 billion shares of the Blended Equity Fund; 1.5 billion shares of the Value and Restructuring Fund; 1 billion shares each of the Large Cap Growth Fund, Small Cap Fund and Energy and Natural Resources Fund; and 500 million shares each of Real Estate Fund. Each share has a par value of $0.001 and represents an equal proportionate interest in the particular Portfolio with other shares of the same Portfolio, and is entitled to such dividends and distributions of taxable earnings on the assets belonging to such Portfolio as are declared at the discretion of Excelsior Fund's Board of Directors. The Trust currently has authorized an unlimited number of shares of beneficial interest of each class of each Portfolio. Each share has a par value of $0.00001 and represents an equal proportionate interest in the particular Portfolio with other shares of the same Portfolio, and is entitled to such dividends and distributions of taxable earnings on the assets belonging to such Portfolio as are declared at the discretion of the Trust's Board of Trustees.

Capital Share Transactions

                                                      Blended Equity Fund
                                    ------------------------------------------------------
                                            Year Ended                  Year Ended
                                             03/31/04                    03/31/03
                                    --------------------------  --------------------------
                                       Shares       Amounts        Shares       Amounts
                                    -----------  -------------  -----------  -------------
Sold...............................   2,516,258  $  76,921,408    3,623,543  $ 103,411,913
Issued as reinvestment of dividends      24,290        719,595      286,483      7,825,795
Redeemed...........................  (3,775,754)  (118,896,601)  (5,061,485)  (143,684,100)
                                    -----------  -------------  -----------  -------------
Net (Decrease).....................  (1,235,206) $ (41,255,598)  (1,151,459) $ (32,446,392)
                                    ===========  =============  ===========  =============

                                                     Large Cap Growth Fund
                                    ------------------------------------------------------
                                            Year Ended                  Year Ended
                                             03/31/04                    03/31/03
                                    --------------------------  --------------------------
                                       Shares       Amounts        Shares       Amounts
                                    -----------  -------------  -----------  -------------
Sold...............................   8,064,149  $  57,523,780    8,147,920  $  51,591,126
Redeemed...........................  (4,333,821)   (30,217,153) (16,826,837)  (108,381,623)
                                    -----------  -------------  -----------  -------------
Net Increase (Decrease)............   3,730,328  $  27,306,627   (8,678,917) $ (56,790,497)
                                    ===========  =============  ===========  =============

                                                      Optimum Growth Fund
                                    ------------------------------------------------------
                                            Year Ended                  Year Ended
                                             03/31/04                    03/31/03
                                    --------------------------  --------------------------
                                       Shares       Amounts        Shares       Amounts
                                    -----------  -------------  -----------  -------------
Sold
   Shares..........................     141,356  $   1,421,285      147,775  $   1,408,533
   Institutional Shares............     261,957      2,566,343      685,342      6,116,418
Issued as reinvestment of dividends
   Shares..........................          --             --           38            319
   Institutional Shares............         576          5,027          514          4,419
Redeemed
   Shares..........................    (259,194)    (2,501,170)    (295,756)    (2,710,691)
   Institutional Shares............    (542,028)    (5,545,403)    (716,125)    (6,721,811)
                                    -----------  -------------  -----------  -------------
Net (Decrease).....................    (397,333) $  (4,053,918)    (178,212) $  (1,902,813)
                                    ===========  =============  ===========  =============

                                                        Small Cap Fund
                                    ------------------------------------------------------
                                            Year Ended                  Year Ended
                                             03/31/04                    03/31/03
                                    --------------------------  --------------------------
                                       Shares       Amounts        Shares       Amounts
                                    -----------  -------------  -----------  -------------
Sold...............................  21,479,092  $ 245,816,096   36,525,725  $ 365,338,222
Redeemed........................... (15,766,201)  (180,674,365) (32,156,746)  (313,176,995)
                                    -----------  -------------  -----------  -------------
Net Increase.......................   5,712,891  $  65,141,731    4,368,979  $  52,161,227
                                    ===========  =============  ===========  =============

                                                   Value and Restructuring Fund
                                    ---------------------------------------------------------
                                             Year Ended                   Year Ended
                                              03/31/04                     03/31/03
                                    ---------------------------  ----------------------------
                                       Shares        Amounts        Shares        Amounts
                                    -----------  --------------  -----------  ---------------
Sold
   Shares..........................  38,649,596  $1,265,514,960   43,090,653  $ 1,112,552,413
   Institutional Shares............   1,036,754      27,794,739           --               --
Issued as reinvestment of dividends
   Shares..........................     408,200      11,870,494      255,445        6,822,577
   Institutional Shares............       1,230          36,028           --               --
Redeemed
   Shares.......................... (18,583,380)   (585,647,998) (51,468,558)  (1,308,972,710)
   Institutional Shares............     (19,867)       (715,478)          --               --
                                    -----------  --------------  -----------  ---------------
Net Increase (Decrease)............  21,492,533  $  718,852,745   (8,122,460) $  (189,597,720)
                                    ===========  ==============  ===========  ===============

                                                        Mid Cap Value Fund
                                    ---------------------------------------------------------
                                             Year Ended                   Year Ended
                                              03/31/04                     03/31/03
                                    ---------------------------  ----------------------------
                                       Shares        Amounts        Shares        Amounts
                                    -----------  --------------  -----------  ---------------
Sold
   Shares..........................   9,417,352  $  127,160,451    8,338,597  $    93,108,601
   Institutional Shares............   3,131,670      45,488,248    1,582,768       18,487,535
Issued as reinvestment of dividends
   Shares..........................       7,386          94,100        2,814           31,187
   Institutional Shares............         179           2,276          118            1,347
Redeemed
   Shares..........................  (5,489,526)    (75,728,071)  (4,215,715)     (44,061,055)
   Institutional Shares............  (1,138,246)    (13,632,176)  (1,251,124)     (13,116,401)
                                    -----------  --------------  -----------  ---------------
Net Increase.......................   5,928,815  $   83,384,828    4,457,458  $    54,451,214
                                    ===========  ==============  ===========  ===============

                                                Energy and Natural Resources Fund
                                    ---------------------------------------------------------
                                             Year Ended                   Year Ended
                                              03/31/04                     03/31/03
                                    ---------------------------  ----------------------------
                                       Shares        Amounts        Shares        Amounts
                                    -----------  --------------  -----------  ---------------
Sold...............................   4,504,249  $   64,768,581    4,434,569  $    54,887,974
Issued as reinvestment of dividends      15,674         206,503       19,385          255,842
Redeemed...........................  (3,287,604)    (45,884,215)  (5,533,225)     (68,380,466)
                                    -----------  --------------  -----------  ---------------
Net Increase (Decrease)............   1,232,319  $   19,090,869   (1,079,271) $   (13,236,650)
                                    ===========  ==============  ===========  ===============

                                                      Real Estate Fund
                                    ----------------------------------------------------
                                           Year Ended                 Year Ended
                                            03/31/04                   03/31/03
                                    ------------------------  --------------------------
                                      Shares       Amounts       Shares       Amounts
                                    ----------  ------------  -----------  -------------
Sold...............................  8,266,532  $ 63,671,391   14,856,468  $  99,491,719
Issued as reinvestment of dividends     71,903       551,312       43,616        298,410
Redeemed........................... (6,950,905)  (52,882,782) (15,752,939)  (104,481,612)
                                    ----------  ------------  -----------  -------------
Net Increase (Decrease)............  1,387,530  $ 11,339,921     (852,855) $  (4,691,483)
                                    ==========  ============  ===========  =============

                                       Equity Income Fund*
                                    ------------------------
                                          Period Ended
                                            03/31/04
                                    ------------------------
                                      Shares       Amounts
                                    ----------  ------------
Sold............................... 13,207,804  $ 99,187,559
Issued as reinvestment of dividends      5,633        41,579
Redeemed...........................   (326,844)   (2,473,071)
                                    ----------  ------------
Net Increase....................... 12,886,593  $ 96,756,067
                                    ==========  ============

*Equity Income Fund commenced operations on September 30, 2003.

6.  Line of Credit:

   The Portfolios and other affiliated funds participate in a $50 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the redemption of Portfolio shares. Interest is charged to each Portfolio, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.50% per year. In addition, a commitment fee, equal to an annual rate of 0.15% of the average daily unused portion of the line of credit, is allocated among the participating Portfolios at the end of each quarter, and is included in miscellaneous expenses on the statements of operations. For the year ended March 31, 2004, the Portfolios had no borrowings under the agreement.

7.  Guarantees:

   In the normal course of business, the Portfolios enter into contracts that provide general indemnifications. The Portfolios' maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios, and therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

8.   Legal Proceedings:

   U.S. Trust Company, N.A., United States Trust Company of New York, the investment advisers (the "Adviser") of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust (collectively the "Companies") and the Companies have been contacted by the Office of the New York State Attorney General (the "NYAG") and the Adviser has been contacted by the Securities and Exchange Commission (the "SEC") in connection with their investigation of practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares (the "Investigations"). The Adviser has also been contacted, through its parent, by the U.S. Attorney's Office in San Francisco and the Attorney General of the State of West Virginia (the "WVAG") with inquiries regarding the same subject matter. The Adviser and the Companies have been providing full cooperation with respect to these investigations, and continue to review the facts and circumstances relevant to the investigations.

   Four class actions suits have been filed against the Companies and the
Adviser: James Page Jr. v. Charles Schwab et al. (filed on November 20, 2003 in the United States District Court for the Northern District of California); A. Joseph Szydlowski v. Charles Schwab et al. (filed December 4, 2003 in the United States District Court for the Southern District of New York); Wilson v. Excelsior Funds, et al. (filed December 10, 2003 in the United States District Court for the Southern District of New York); and John R. Granelli v. Charles Schwab, et al. (filed January 20, 2004 in the United States District Court for the Southern District of New York). While details in each suit vary, in general each alleges that during the Class Period, the Adviser, the Companies and others allowed certain parties and others to engage in illegal and improper trading practices, which caused financial injury to the shareholders of the Companies. Each demands unspecified monetary damages. The Wilson complaint also demands a rescission of the contract with the advisers.

   A fifth class action complaint, styled Mike Sayegh v. Janus Capital Corp. et al., was filed in Los Angeles Superior Court on or about October 22, 2003. On or about December 3, 2003, the Companies were served with a copy of the complaint in Sayegh on the basis that they were one of the several Doe Defendants named in the complaint. The complaint alleges violations of the California Business and Professions Code, arising from improper trading activities, and seeks injunctive, declaratory, and other equitable relief in addition to unspecified monetary damages. The extent to which and capacity in which the Funds may have had any role in the allegations contained therein is currently unclear.

   In addition, a derivative action, styled Richard Elliott v. Charles Schwab Corporation, et al., No. 04 CV 2262, which is purportedly brought on behalf of Excelsior High Yield Fund and Excelsior Funds Trust, alleges violations of
Section 36 of the Investment Company Act, 15 U.S.C. (S) 80a-35(b) and the common law breach of fiduciary duty by Schwab, the Adviser and certain directors of the Companies. This action has not yet been served on the Companies or their directors.

   The Adviser and the Companies are evaluating the claims in these complaints and intend to vigorously defend against them. The Adviser anticipates consolidation of these suits is possible. On February 20, 2004, the Judicial Panel on Multi-District Litigation issued an order transferring 96 actions involving allegations of mutual fund late trading and market timing to the United States District Court for the District of Maryland, for coordinated or consolidated pretrial proceedings ("MDL 1586"). On March 3, 2004, however, the Panel issued a Conditional Transfer Order which transferred additional "tag along cases" to MDL 1586, including the Sayegh, Page and Wilson actions. The Adviser expects that most or all of the civil actions regarding alleged late trading and/or market timing, which are pending in federal courts, will ultimately be transferred to MDL 1586.

   Based on currently available information, the Adviser believes that the likelihood is remote that the pending private lawsuits and Investigations will have a material adverse financial impact on the Companies, and that the pending Investigations and private lawsuits are not likely to materially affect its ability to provide investment management services to the Companies.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Shareholders and Boards of Directors/Trustees of Excelsior Funds, Inc. and Excelsior Funds Trust

   We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Blended Equity, Large Cap Growth, Optimum Growth, Small Cap, Value and Restructuring, Mid-Cap Value, Energy and Natural Resources, Real Estate, and Equity Income Funds (seven of the portfolios constituting the Excelsior Funds, Inc., and two of the portfolios constituting the Excelsior Funds Trust) (collectively, the "Funds") as of March 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Blended Equity, Large Cap Growth, Optimum Growth, Small Cap, Value and Restructuring, Mid-Cap Value, Energy and Natural Resources, and Real Estate Funds at March 31, 2004, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                          /s/ Ernst & Young LLP

             Boston, Massachusetts
             May 7, 2004

  Directors/Trustees and Officers of the Excelsior Funds Complex (Unaudited)

   Information pertaining to the directors/trustees and officers of Excelsior Fund, Excelsior Tax-Exempt Fund and Excelsior Funds Trust (each a "Company" and collectively, the "Excelsior Funds Complex") is set forth below.
Directors/Trustees who are not deemed to be "interested persons" of the Excelsior Funds Complex as defined in the 1940 Act are referred to as "Independent Board Members." Directors/Trustees who are deemed to be "interested persons" of the Excelsior Funds Complex are referred to as "Interested Board Members."

                                                                                                Number of
                                                                                              Portfolios in
                                                                                                Excelsior
                                      Term of                                                     Funds
                                     Office and                                                  Complex        Other
                     Position(s)     Length of                                                 Overseen by  Directorships
  Name, Address,    Held with each      Time                Principal Occupation(s)               Board     Held by Board
      Age(1)           Company       Served(2)                During Past 5 Years               Member(3)     Member(4)
  --------------    -------------- -------------- ------------------------------------------- ------------- -------------
INTERESTED BOARD MEMBER
James L. Bailey(5)  Director/      Since February Executive Vice President of U.S. Trust           N/A          N/A
 114 West 47th      Trustee             2004      Corporation and U.S. Trust New York
 Street                                           (since January 2003); President, Excelsior
 New York, NY                                     Fund, Excelsior Tax-Exempt Fund and
 10036                                            Excelsior Funds Trust (since May 2003);
 Age: 58                                          Consultant in the financial services
                                                  industry (from August 2000 to January
                                                  2003); Executive Vice President of Citicorp
                                                  (1992 to August 2000).

INDEPENDENT BOARD MEMBERS
Frederick S. Wonham Director/        Since 1997   Retired; Chairman of the Board (since            32           None
 Age: 72            Trustee,                      1997) and President, Treasurer and
                    Chairman of                   Director (since 1995) of Excelsior Fund
                    the Board                     and Excelsior Tax-Exempt Fund;
                                                  Chairman of the Boards (since 1997),
                                                  President, Treasurer and Trustee (since
                                                  1995) of Excelsior Funds Trust; Vice
                                                  Chairman of U.S. Trust Corporation and
                                                  U.S. Trust New York (from February 1990
                                                  until September 1995); and Chairman,
                                                  U.S. Trust Company (from March 1993 to
                                                  May 1997).

Rodman L. Drake     Director/        Since 1994   Director of Excelsior Fund and Excelsior         32            4
 Age: 61            Trustee                       Tax-Exempt Fund (since 1996); Trustee of
                                                  Excelsior Funds Trust (since 1994);
                                                  Director, Parsons Brinkerhoff, Inc.
                                                  (engineering firm) (since 1995);
                                                  President, Continuation Investments
                                                  Group, Inc. (since 1997); President,
                                                  Mandrake Group (investment and
                                                  consulting firm) (1994-1997); Chairman,
                                                  MetroCashcard International Inc. (since
                                                  1999); Director, Hotelivision, Inc. (since
                                                  1999); Director, Alliance Group Services,
                                                  Inc. (since 1998); Director, Clean Fuels
                                                  Technology Corp. (since 1998); Director,
                                                  Absolute Quality Inc. (since 2000);
                                                  Director, Hyperion Total Return Fund,
                                                  Inc. and three other funds for which
                                                  Hyperion Capital Management, Inc. serves
                                                  as investment adviser (since 1991);
                                                  Director, The Latin America Smaller
                                                  Companies Fund, Inc. (from 1993 to
                                                  1998).

                                                                                           Number of
                                                                                         Portfolios in
                                                                                           Excelsior
                                 Term of                                                     Funds
                                Office and                                                  Complex        Other
                Position(s)     Length of                                                 Overseen by  Directorships
Name, Address, Held with each      Time                Principal Occupation(s)               Board     Held by Board
    Age(1)        Company       Served(2)                During Past 5 Years               Member(3)     Member(4)
-------------- -------------- -------------- ------------------------------------------- ------------- -------------
Mel Hall       Director/        Since 2000   Director of Excelsior Fund and Excelsior         32           None
 Age: 59       Trustee                       Tax-Exempt Fund (since July 2000);
                                             Trustee of Excelsior Funds Trust (since
                                             July 2000); Chief Executive Officer,
                                             Comprehensive Health Services, Inc.
                                             (health care management and
                                             administration).

Roger M. Lynch Director/        Since 2001   Retired; Director of Excelsior Fund and          32           None
 Age: 63       Trustee                       Excelsior Tax-Exempt Fund and Trustee of
                                             Excelsior Funds Trust (since September
                                             2001); Chairman of the Board of Trustees
                                             of Fairfield University (since 1996);
                                             Director, SLD Commodities, Inc.
                                             (importer of nuts) (since 1991); President,
                                             Corporate Asset Funding Co., Inc. (asset
                                             securitization) (from 1987 to 1999);
                                             General Partner (from 1980 to 1986) and
                                             Limited Partner (from 1986 to 1999),
                                             Goldman Sachs & Co.; Chairman,
                                             Goldman Sachs Money Markets, Inc. (from
                                             1982 to 1986).

Jonathan Piel  Director/        Since 1994   Director, Excelsior Funds, Inc. and              32           None
 Age: 65       Trustee                       Excelsior Tax-Exempt Funds, Inc. (since
                                             1996); Trustee, Excelsior Funds Trust
                                             (since 1994); Director, Group for the
                                             South Fork, Bridgehampton, NY (since
                                             1993). Retired in 1994 as The Editor,
                                             Scientific American and Vice President,
                                             Scientific American, Inc.

OFFICERS
Mary Martinez  Executive      Since February Managing Director U.S. Trust Company             N/A          N/A
 114 West 47th Vice President      2004      and Chief Operating Officer of Investment
 Street                                      Products (since 2003); Managing Director
 New York, NY                                and Director of Relationship Management
 10036                                       Service, Marketing, Information and
 Age: 44                                     Technology at Bessemer Trust (1998 to
                                             2003).

Joseph Trainor Vice President Since February Managing Director U. S. Trust Company            N/A          N/A
 114 West 47th                     2004      (since 2003); President of MFS
 Street                                      Institutional Advisors (1998 to 2002).
 New York, NY
 10036
 Age: 43

                                                                                                 Number of
                                                                                               Portfolios in
                                                                                                 Excelsior
                                       Term of                                                     Funds
                                      Office and                                                  Complex        Other
                     Position(s)      Length of                                                 Overseen by  Directorships
  Name, Address,    Held with each       Time                Principal Occupation(s)               Board     Held by Board
      Age(1)           Company        Served(2)                During Past 5 Years               Member(3)     Member(4)
  --------------    --------------- -------------- ------------------------------------------- ------------- -------------
Agnes Mullady       Treasurer       Since February Senior Vice President, U.S. Trust Company        N/A           N/A
 225 High Ridge     Chief Financial      2004      (since 2004); Chief Financial Officer,
 Road               and Chief                      AMIC Distribution Partners, (2002 to
 Stamford,          Accounting                     2004); Controller Reserve Management
 CT 06905           Officer                        Corporation, Reserve Management
 Age : 45                                          Company, Inc. and Reserve Partners, Inc.
                                                   (2000 to 2002); Vice President and
                                                   Treasurer, Northstar Funds; Senior Vice
                                                   President and Chief Financial Officer,
                                                   Northstar Investment Management Corp.;
                                                   President and Treasurer, Northstar
                                                   Administrators Corp.; and Vice President
                                                   and Treasurer, Northstar Distributors, Inc.
                                                   (1993 to 2000).

Frank Bruno         Vice President    Since 2001   Vice President, U.S. Trust Company (since        N/A           N/A
 225 High Ridge     and Assistant                  1994); Vice President and Assistant
 Road               Treasurer                      Treasurer, Excelsior Fund, Excelsior Tax-
 Stamford, CT                                      Exempt Fund and Excelsior Funds Trust
 06905                                             (since February 2001).
 Age: 44

Joseph Leung        Vice President      Since      Vice President, U.S. Trust Company (since        N/A           N/A
 225 High Ridge     and Assistant      May 2003    March 2003); Vice President and Assistant
 Road               Treasurer                      Treasurer, Excelsior Fund, Excelsior Tax-
 Stamford, CT                                      Exempt Fund and Excelsior Funds Trust
 06905                                             (since May 2003); Vice President of Merrill
 Age: 38                                           Lynch & Co. (from 2000 to 2002);
                                                   Treasurer, Vice President and Chief
                                                   Accounting Officer of Midas Funds, Bexil
                                                   Fund, Tuxis Fund, Global Income Fund
                                                   and Winmill & Co. Incorporated (from
                                                   1995 to 2000).

Michael R. Rosella, Acting          Since February Partner, Paul, Hastings, Janofsky & Walker       N/A           N/A
 Esq.               Secretary and        2004      LLP (law firm) (since 2000); Partner,
 75 East 55th       Chief Legal                    Battle Fowler LLP (law firm) (1988 to
 Street             Officer                        2000).
 New York, NY
 10022
 Age: 46

Lee Wilcox          Assistant         Since June   Employed by SEI Investments since June           N/A           N/A
 530 E. Swedesford  Treasurer            2002      2002. Director of Fund Accounting, SEI
 Road                                              Investments since June 2002. Senior
 Wayne, PA 19087                                   Operations Manager of Deutsche Bank
 Age: 42                                           Global Fund Services (2000-2002),
                                                   PricewaterhouseCoopers LLP (1995-2000),
                                                   United States Army (1982-1992).

Timothy D. Barto    Assistant         Since 2001   Employed by SEI Investments since                N/A           N/A
 One Freedom        Treasurer                      October 1999. Vice President and Assistant
 Valley Drive                                      Secretary of SEI Investments since
 Oaks, PA 19456                                    December 1999. Associate at Dechert,
 Age: 36                                           Price & Rhoads (1997-1999). Associate at
                                                   Richter, Miller & Finn (1993-1997).

--------
(1) Each director/trustee may be contacted by writing to Excelsior Funds, One Freedom Valley Drive, Oaks, PA 19456.
(2) Each director/trustee shall hold office until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed. The president, treasurer and secretary of each Company shall hold office for a one year term and until their respective successors are chosen and qualified, or in each case until he or she sooner dies, resigns is removed, or becomes disqualified in accordance with each Company's by-laws.
(3) The Excelsior Funds Complex consists of all registered investment companies (Excelsior Fund, Excelsior Tax-Exempt Fund and Excelsior Funds Trust) for which U.S. Trust serves as investment adviser. As of March 31, 2004, the Excelsior Funds Complex consisted of 32 Funds.
(4) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.
(5) Mr. James L. Bailey is a board member who is deemed to be an "interested person" of the Excelsior Funds Complex, as that term is defined in the 1940 Act, because he is an Executive Vice President of the Investment Adviser.

For more information regarding the Directors/Trustees and Officers, please refer to the Statement of Additional Information, which is available upon request by calling 1-800-446-1012.

                     Federal Tax Information: (Unaudited)

   For the year ended March 31, 2004, the designation of Long-Term Capital gains, the percentage of dividends paid that qualify for the 70% dividends received deduction for corporate shareholders and the percentage of dividends that qualify for the Qualifying Dividend Income are approximated as follows:

                                            20%      Dividends Qualifying
                                         Long-Term   Received   Dividend
                                        Capital Gain Deduction Income(1)
                                        ------------ --------- ----------
      Blended Equity Fund..............         --     100.0%    100.0%
      Optimum Growth Fund..............         --     100.0%    100.0%
      Value and Restructuring Fund.....         --      99.5%    100.0%
      Mid Cap Value Fund...............         --      99.9%    100.0%
      Energy and Natural Resources Fund         --      98.8%    100.0%
      Equity Income Fund...............         --      76.2%     74.8%
      Real Estate Fund.................   $944,588        --        --

--------
(1)Created by the Jobs and Growth Tax Relief Reconciliation Act of 2003.

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                                                                     AR-DE-0304

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[LOGO] Excelsior Funds


                            FIXED INCOME PORTFOLIOS

                                 ANNUAL REPORT

                                March 31, 2004

                               TABLE OF CONTENTS

                                                                       PAGE
                                                                       ----
     LETTER TO SHAREHOLDERS...........................................   1
     ADVISER'S FIXED INCOME MARKET REVIEW.............................   2
     ADVISER'S INVESTMENT REVIEWS
        Managed Income Fund...........................................   3
        Intermediate-Term Managed Income Fund.........................   4
        Short-Term Government Securities Fund.........................   5
        High Yield Fund...............................................   6
     STATEMENTS OF ASSETS AND LIABILITIES.............................   7
     STATEMENTS OF OPERATIONS.........................................   8
     STATEMENTS OF CHANGES IN NET ASSETS..............................   9
     FINANCIAL HIGHLIGHTS -- SELECTED PER SHARE DATA AND RATIOS.......  10
     PORTFOLIOS OF INVESTMENTS
        Managed Income Fund...........................................  12
        Intermediate-Term Managed Income Fund.........................  14
        Short-Term Government Securities Fund.........................  17
        High Yield Fund...............................................  19
     NOTES TO FINANCIAL STATEMENTS....................................  22
     REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS................  33
     DIRECTORS/TRUSTEES AND OFFICERS OF THE EXCELSIOR FUNDS COMPLEX...  34
     FEDERAL TAX INFORMATION..........................................  38

For shareholder account information, current price and yield quotations, or to make an initial purchase or obtain a prospectus, call 1-800-446-1012, from overseas, call 617-483-7297.

InternetAddress: http://www.excelsiorfunds.com

This report must be preceded or accompanied by a current prospectus.

A description of the policies and procedures that Excelsior Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-446-1012, and (ii) on the Excelsior Funds' website.

You should consider the Fund's investment objectives, risks, charges and expenses carefully before you invest. Information about these and other important subjects is in the fund's prospectus, which you should read carefully before investing.

Excelsior Funds, Inc. and Excelsior Funds Trust are distributed by Edgewood Services, Inc.

You may write to Excelsior Funds, Inc. and Excelsior Funds Trust at the following address:

      Excelsior Funds
      P.O. Box 8529
      Boston, MA 02266-8529

SHARES IN THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, UNITED STATES TRUST COMPANY OF NEW YORK, U.S. TRUST COMPANY, N.A., THEIR PARENT AND AFFILIATES AND SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENTS IN THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT.

                            LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

April 2, 2004

Dear Valued Excelsior Shareholder:

The fiscal year ended March 31, 2004 was marked by a continuing market uptrend, which signaled the end of a difficult multi-year downturn that concluded just as the new fiscal year began in the spring of 2003. I am pleased to report that Excelsior's fund managers were ready for the challenge of renewed global growth.

As economic stimulus from Federal Reserve monetary policy and Treasury fiscal policy took hold, the markets rallied strongly. We believe, our fixed-income product offerings, dealt successfully with the Fed's prevailing interest-rate environment.*

I also wish to emphasize that when it comes to safeguarding investors, we take our fiduciary responsibility to our fellow shareholders seriously. Accordingly, we monitor our daily cash flows and work with intermediaries to identify market timers and attempt to prohibit them from investing in our funds. Last November, our Board of Trustees approved enhanced policies to monitor and combat this activity.

The independent trustees have independent counsel who report to them and assist them in protecting shareholders' best interests. All employees of the adviser are required to adhere to a strict Code of Ethics, which prohibits them from utilizing insider information, from engaging in "late trading" or "market timing" of any mutual fund's shares.

From the perspective of fees and expense management, we maintain expense caps on each of our mutual funds. U.S. Trust as adviser reimburses the Funds, when necessary; to ensure that expense caps are not exceeded. Currently, all Excelsior Funds are benchmarked under the Lipper Average for expenses. Additionally, we do not charge front-end sales loads on any of our Funds.

Going forward, we see a more challenging investment environment, with geo-political uncertainty and a domestic focus on the Presidential election, along with a clear shift in Federal Reserve policy that we expect will result in rising interest rates. We expect that U.S. Trust's portfolio managers will continually evaluate their investment decisions, since it is our belief that new investment opportunities will emerge. Acting as disciplined professionals, our portfolio managers can be expected to continue to capitalize on these prospects as they take shape.

As always, we value your confidence in selecting Excelsior to fulfill your investment needs. We maintain a total commitment to providing you with best-in-class investment products and service. We strongly believe that our array of products may help you to meet the full range of your financial objectives.

                                          Sincerely,

                                          /s/  James L. Bailey


                                          James L. Bailey
                                          President

--------
 * Past performance is not predictive of future performance. Please refer to our discussion and analysis of each Excelsior Fund's performance for the year ended March 31, 2004 in the pages that follow.

                                           ADVISER'S FIXED INCOME MARKET REVIEW
--------------------------------------------------------------------------------

   In the fiscal first quarter of the year ended March 31, 2004, a rebound in the equity markets together with sharply lower equity volatility and low Treasury yields provided a robust bid for non-Treasury securities. In fact, spreads narrowed across almost all fixed-income spread sectors. The credit sector was the best performer with spreads narrowing by 37 basis points. Within the credit sector, the finance sector outperformed both the utility and industrial sectors. The credit curve also steepened as intermediate credit spreads tightened by 43 basis points compared to a 29 basis point tightening for long credits. Practically every credit sector outperformed Treasuries; the only difference was magnitude. The Government Agency sector gave up some ground in the last month of the quarter due to large accounting restatements and abrupt senior management changes at Freddie Mac. However, for the full quarter, the Agency sector tightened in spread by 6 basis points.

   The fiscal second quarter was marked by wide swings in Treasury yields. The credit sector continued its winning streak for the fourth consecutive quarter as credit spreads narrowed by 12 basis points. The credit curve also flattened by 2-3 basis points as longer maturity credits outperformed intermediate issues. Within the credit sector, the industrial sector outperformed the finance and utility sectors by 22 basis points and 56 basis points respectively. In line with the strength in the equity markets, lower-quality credits continued their strong relative performance with the BBB-rated sector outperforming the single-A sector by 75 basis points. While the government agency sector lagged, long agencies outperformed the intermediate agency sector due to limited supply at the long end of the agency curve together with the agencies repurchases of longer-dated issues. The rapid and large rise in yields in the first two months of the quarter increased volatility in the mortgage market as mortgage durations extended. The greater need for hedging in this environment caused swap spreads to widen. As a result, the residential and commercial mortgage backed sectors also lagged this quarter.

   In the fiscal third quarter, buoyed by the apparent signs of a sustained economic recovery and the continued gains in the equity markets, Treasury yields rose and the Treasury yield curve steepened at the front end with the 2-year/5-year spread widening another 13 basis points. Continuing the trend from the previous quarter, the curve beyond Treasury yield 5 years flattened as the 5-year/ 30-year spread narrowed by 11 basis points to 194 basis points. Investment-grade credits continued to outperform other sectors as credit spreads narrowed. The credit sector continued its outperformance for the fifth consecutive quarter with all credit sectors posting strong performance. The credit curve modestly steepened over the quarter as longer maturity credits slightly underperformed intermediate issues. Within credits, the industrial sector outperformed the finance and utility sectors. Lower-quality issues continued their strong relative performance. The securitized sectors were strong performers for the quarter. Rising yields and declining refinancing activity aided the residential mortgage sector, and reduced supply continued to support the commercial mortgage and the asset backed sectors. The Agency sector was a laggard. The accounting issues with Freddie Mac continued to weigh on this sector.

   Shifting directions once again, U.S. Treasuries rallied and yields declined overall during the final quarter of the fiscal year. The yield on the 10-year Treasury note, for instance, fell, ending the quarter at 3.85%. Intermediates experienced the greatest drop as the yield on the 5-year Treasury note declined more than 45 basis points to 2.78%. Inflation remained low which, along with muted job growth kept the Federal Reserve from raising its target interest rate of 1%.

   Investment-grade corporate bonds advanced, but not by the same degree seen in calendar 2003. Overall, the credit sector continued its outperformance for the sixth consecutive quarter. Securitized sectors were strong performers; the asset backed sector was the strongest performing spread sector. In mortgages, commercial mortgage backed securities posted positive results as did residential mortgages. The Agency sector generated 27 basis points of excess returns after underperforming in the third quarter.

EXCELSIOR FUNDS, INC.                                       MANAGED INCOME FUND
--------------------------------------------------------------------------------

   For the fiscal year ended, March 31, 2004, the Fund realized a total return of 5.74%* and ranked 96 out of 198 funds, based on total return, in the Lipper Corporate Debt Funds A Rated category**. The Fund has performed well in the long term, ranking 24 and 14 among 125 and 62 funds, respectively, for the same Lipper category for the five and ten years ended March 31, 2004, with cumulative total returns of 39.37%* and 100.00%*, respectively. In the fiscal first quarter, while the Fund's overweight in the residential mortgage sector and underweight in the credit sector detracted from performance, this underperformance was more than offset by the overweight in the other spread sectors, the significant tightening in the spreads of credits sensitive to the economic cycle, and the Fund's modestly longer durations. Duration is a measure of a security's price sensitivity to changes in interest rates. In the fiscal second quarter, the flattening yield curve helped the Fund, which had been positioned for just such an eventuality. As corporates outperformed Treasury securities in the quarter, and the Fund was underweight corporates, performance was negatively impacted as a result. At the same time, an overweight in mortgage backed securities also hurt the Fund's performance. For the fiscal third quarter, the Fund benefited from overweights in commercial mortgage backed securities and Treasury Inflation Protected Securities (TIPS) that were offset by a slight corporate underweight and a slight long-duration position for much of the quarter. For the final fiscal quarter, the Fund benefited from an overweight in securitized sectors such as residential and commercial mortgage-backed securities, as well as an allocation to lower coupon mortgages. The allocation to high yield corporate bonds also helped performance. These contributors were offset by the Fund's positioning for a flattening yield curve as well as by an overweight in long-maturity corporate bonds, which underperformed the broad credit sector for the period.


                                    [CHART]



Managed Income Fund+
---------------------------------------------
Average Annual Total Return Ended on 3/31/04*
---------------------------------------------
1 year     5 years     10 years
---------------------------------------------
 5.74%      6.86%       7.18%
---------------------------------------------

                   Managed       Lehman Brothers Aggregate
                 Income Fund           Bond Index***
             -----------------   -------------------------
3/31/94           $10,000                $10,000
3/31/95            10,406                 10,500
3/31/96            11,640                 11,632
3/31/97            12,009                 12,203
3/31/98            13,545                 13,667
3/31/99            14,351                 14,553
3/31/00            14,460                 14,827
3/31/01            16,321                 16,684
3/31/02            17,029                 17,575
3/31/03            18,915                 19,630
3/31/04            20,000                 20,690



Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

   The above illustration compares a $10,000 investment made in the Fund and a broad-based index over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
  * Total return represents the change during the period in a hypothetical account with dividends reinvested.
 ** Source: Lipper, Inc. -- Lipper is an independent mutual fund performance monitor. Lipper rankings do not consider sales charges.
*** Source: Lehman Brothers -- the Lehman Brothers Aggregate Bond Index is an unmanaged, fixed income, market value-weighted index that includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.
  + Currently certain fees are waived. Had certain fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemptions of shares.

EXCELSIOR FUNDS, INC.                     INTERMEDIATE-TERM MANAGED INCOME FUND
--------------------------------------------------------------------------------

   The Fund is actively managed and seeks to add value by moving between undervalued securities and sectors, positioning along the yield curve and extending or contracting duration relative to the Lehman Brothers Intermediate Gov't/Credit Index, its benchmark. Among the strategies utilized by the Fund for the fiscal year ended March 31, 2004, we note the following: 1) The Fund maintained a barbell, or yield-curve-flattening orientation; this is a defensive strategy that generally has performed best when interest rates rise. The Fund increased weights in 10+ year maturity issues and cash equivalents while under weighting 5 year maturity issues; 2) Fund duration was held below the benchmark and competition in an effort to help preserve principal should rates rise. Duration is a measure of a security's price sensitivity to changes in interest rates; 3) The Fund maintained a yield bias versus its benchmark, emphasizing sectors with higher yields, including credit, mortgage and asset backed issues. 4) Mortgage securities were over-weighted and were concentrated in lower coupon issues that will have a minimum of duration extension should interest rates rise. In sum, the Fund was defensively structured in an attempt to enhance performance when interest rates rise. 5) The corporate sector was emphasized early in the year with lower quality issues over-weighted. As the year progressed this positioning was reduced. In sum the Fund was positioned for a period of economic strength. During the fiscal year Fund performance benefited from an overweight in spread sectors (non-Treasury securities) and from issue selection in the corporate portion of the Fund. The defensive interest rate and yield curve posture of the Fund proved a drag on performance during the period.

                                    [CHART]



Intermediate-Term Managed Income Fund+
---------------------------------------------
Average Annual Total Return Ended on 3/31/04*
---------------------------------------------
1 year     5 years     10 years
---------------------------------------------
 5.25%      6.66%       6.98%
---------------------------------------------


                 Intermediate-         Lehman Brothers Intermediate
            Term Managed Income Fund       Gov't/Credit Index**
           -------------------------     -----------------------
3/31/94            $10,000                     $10,000
3/31/95             10,499                      10,448
3/31/96             11,661                      11,447
3/31/97             12,040                      11,997
3/31/98             13,409                      13,158
3/31/99             14,216                      14,021
3/31/00             14,303                      14,311
3/31/01             16,135                      16,053
3/31/02             16,878                      16,881
3/31/03             18,650                      18,859
3/31/04             19,629                      19,859


Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

   The above illustration compares a $10,000 investment made in the Fund and a broad-based index over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
 * Total return represents the change during the period in a hypothetical account with dividends reinvested.
** Source: Lehman Brothers -- The Lehman Brothers Intermediate Govt/Credit
   Index is an unmanaged total return performance benchmark composed of U.S. Government agencies and U.S. Treasury securities and investment grade corporate debt, selected as representative of the market with maturities of one to ten years.
 + Currently certain fees are waived. Had certain fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemptions of shares.

EXCELSIOR FUNDS, INC.                     SHORT-TERM GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------
   For the twelve months ended March 31, 2004, the Fund realized a total return of 1.90%* and ranked 20 out of 73 funds, based on total return, in the Lipper Short U.S. Government Fund category**. The Fund's long-term performance has been strong, ranking 9 and 10 among 59 and 38 funds, respectively, for the same Lipper category for the five and ten years ended March 31, 2004, with cumulative total returns of 29.34%* and 70.40%,* respectively. The Fund moderately underperformed Lehman Brothers 1-3 Year Government Bond Index, its benchmark, in the fiscal first half of the year, due primarily to holdings of mortgage-backed securities. The swift increase in interest rates in July and August hampered the Fund's performance mainly due to the duration extensions of the mortgage-backed securities. Duration is a measure of a security's price sensitivity to changes in interest rates. Still, the underperformance of these securities pushed spreads back to attractive levels relative to Treasuries, and we increased the Fund's allocation to the sector in the later half of the third quarter. This strategy began to pay off in the last quarter of 2003 as fixed-rate mortgage-backed securities rallied sharply given the lower supply due to rising interest rates and positive seasonal effects. Fixed-rate mortgage-backed securities rallied sharply given the lower supply due to rising interest rates and seasonal effects. The tightening in corporate bond spreads also lifted the higher-quality sectors of asset and commercial mortgage-backed securities. As a result, we reduced the allocation to mortgage-backed securities from 52% to 42% later in the fourth quarter of the year. We also raised the Fund's allocation to short TIPS (Treasury Inflation Protected Securities) from 8% to 10%. Strong performance continued in the final fiscal quarter, in an environment of a flattening yield curve and tighter spreads. In the first quarter of 2004, we increased the allocation of 15-year pass-throughs, which are securities that are backed by pools of 15-year mortgages, relative to hybrids, given our expectations for increased relative supply in the latter sector. The Treasury allocation was unchanged, though we decreased the Fund's TIPS holdings as we believed they began to fully value building inflationary pressures. We also increased the allocation to AAA rated asset and commercial mortgage-backed securities from 10% to 19% of the Fund as we felt they offered more potential.

                                    [CHART]


Short-Term Government Securities Fund+
---------------------------------------------
Average Annual Total Return Ended on 3/31/04*
---------------------------------------------
1 year     5 years     10 years
---------------------------------------------
1.90%       5.28%       5.47%
---------------------------------------------


                    Short-Term                 Lehman Brothers 1-3 Year
             Government Securities Fund         Government Bond Index***
             --------------------------      -----------------------------
3/31/94              $10,000                          $10,000
3/31/95               10,430                           10,435
3/31/96               11,188                           11,237
3/31/97               11,724                           11,841
3/31/98               12,483                           12,729
3/31/99               13,174                           13,504
3/31/00               13,558                           13,996
3/31/01               14,797                           15,370
3/31/02               15,588                           16,229
3/31/03               16,722                           17,320
3/31/04               17,039                           17,742


Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

   The above illustration compares a $10,000 investment made in the Fund and a broad-based index over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
 * Total return represents the change during the period in a hypothetical account with dividends reinvested.
** Source: Lipper, Inc. -- Lipper is an independent mutual fund performance monitor. Lipper rankings do not consider sales charges.
*** Source: Lehman Brothers -- The Lehman Brothers 1-3 Year Government Bond
    Index is an unmanaged total return performance benchmark composed of U.S. Government agencies and U.S. Treasury securities with maturities of one to three years.
 + Currently certain fees are waived. Had certain fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemptions of shares.

EXCELSIOR FUNDS TRUST                                           HIGH YIELD FUND
--------------------------------------------------------------------------------
   During the fiscal year ended March 31, 2004, the Fund's Shares realized a total return of 27.45%* and ranked 20 out of 413 funds, based on total return, in the Lipper High Current Yield Fund category** for the same one year period. In the fiscal first quarter, the Fund's positive momentum accelerated, largely due to sector overweighting in utilities, packaging, cable and satellite. The Fund's performance grew more turbulent, although it continued to trend upward, in the fiscal second quarter, and then improved markedly in the fiscal third quarter. We had above-average weightings in cyclically sensitive groups (such as paper and forest products, metals and mining, and chemicals), which outperformed the overall market. Certain sectors which were added to reduce volatility (such as gaming, packaging, and higher-quality telecom) underperformed. In the fiscal fourth quarter, strong performance continued. By sector, the Fund continued to benefit from overweight positions in cyclically sensitive issues. An overweight in gaming added some stability to the Fund. All in all, we structured the Fund to generate what we felt were satisfactory levels of current income with moderate volatility of net asset value. At year end, we owned no deferred interest, emerging market, or preferred stock instruments. The weighted average rating of the Fund was high-single B compared to mid-single B for the high yield index. Our lower-tier holdings were about
10% of the Fund compared to about 20% for the index. The average price of the Fund was 103, the duration was about 3.8 years (shorter than the high yield index) and average coupon was about 9%. Duration is a measure of a security's price sensitivity to changes in interest rates. As we expected above-average economic growth, the Fund had larger-than-average holdings in cyclically sensitive sectors. In addition, the Fund had above-average weights in sectors such as gaming to moderate volatility. The Fund held positions in 88 issuers with the largest position about 3.5% of the Fund. We positioned the Fund in this way to reflect 1) our expectation that certain sectors would probably be stronger than others; 2) our primary focus on income (no deferred interest, etc); and 3) the relatively high-quality of Fund holdings, which was intended to reduce volatility.

                                    [CHART]


High Yield Fund--Shares+
---------------------------------------------
Average Annual Total Return Ended on 3/31/04*
---------------------------------------------
1 year     Since Inception (10/31/00)
---------------------------------------------
27.45%              6.63%
---------------------------------------------


                                   Merrill Lynch
                High Yield          High Yield,
               Fund-Shares       Cash Pay Index***
              -------------      ----------------
10/31/00          $10,000            $10,000
 3/31/01           10,776             10,512
 3/31/02           10,913             10,717
 3/31/03            9,771             11,108
 3/31/04           12,454             13,515


Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. Securities rated below investment grade generally entail greater market, credit, and liquidity risks than investment grade securities.

   The above illustration compares a $10,000 investment made in the Fund and a broad-based index since October 31, 2000 (inception date). The chart assumes all dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
  * Total return represents the change during the period in a hypothetical account with dividends reinvested.
 ** Source: Lipper, Inc. -- Lipper is an independent mutual fund performance monitor. Lipper rankings do not consider sales charges.
*** Source: Merrill Lynch -- The Merrill Lynch High Yield, Cash Pay Index is an unmanaged index comprised of publicly placed, non-convertible, coupon bearing domestic debt. Issues in the index are less than investment grade as rated by Standard & Poor's Ratings Group or Moody's Investors Service, Inc., and must not be in default. Issues have a term to maturity of at least one year.
    + Currently certain fees are waived. Had certain fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemptions of shares.

Excelsior Funds
Statements of Assets and Liabilities
March 31, 2004


                                                                  Intermediate-
                                                                      Term       Short-Term
                                                       Managed       Managed     Government       High
                                                       Income        Income      Securities       Yield
                                                        Fund          Fund          Fund          Fund
                                                     ------------ ------------- ------------  ------------
ASSETS:
 Investments, at cost-see accompanying portfolios... $257,979,624 $397,453,944  $466,565,544  $168,604,805
                                                     ============ ============  ============  ============
 Investments, at value (Note 1)..................... $270,607,811 $409,896,113  $468,380,657  $171,569,687
 Cash...............................................       71,500           --        20,981        33,037
 Interest receivable................................    1,677,313    2,640,834     2,405,710     3,842,921
 Receivable for investments sold....................       70,778    2,122,488       333,011     1,500,000
 Receivable for fund shares sold....................       37,467      634,490       547,213       801,304
                                                     ------------ ------------  ------------  ------------
  Total Assets......................................  272,464,869  415,293,925   471,687,572   177,746,949
LIABILITIES:
 Payable for dividends declared.....................      746,856    1,133,012     1,079,458       844,771
 Payable for investments purchased..................    2,265,100           --            --     2,475,000
 Payable for fund shares redeemed...................      215,798      669,392     1,150,080       145,895
 Investment Advisory fees payable (Note 2)..........      105,458      121,669       120,183        86,637
 Administration fees payable (Note 2)...............       25,425       38,643        44,158        16,837
 Shareholder servicing fees payable (Note 2)........       21,769        2,911        13,876        39,599
 Directors'/Trustees' fees payable (Note 2).........          127          207           229           784
 Due to Custodian Bank..............................           --       11,653            --            --
 Accrued expenses and other payables................       57,490       49,111        61,893        20,679
                                                     ------------ ------------  ------------  ------------
  Total Liabilities.................................    3,438,023    2,026,598     2,469,877     3,630,202
                                                     ------------ ------------  ------------  ------------
NET ASSETS.......................................... $269,026,846 $413,267,327  $469,217,695  $174,116,747
                                                     ============ ============  ============  ============
NET ASSETS consist of:
 Distributions in excess of net investment income... $         -- $         --  $       (900) $ (1,621,594)
 Accumulated net realized gain (loss) on investments    1,221,635      567,981    (1,481,226)  (63,240,420)
 Unrealized appreciation of investments.............   12,628,187   12,442,169     1,815,113     2,964,882
 Par value (Note 5).................................       28,540       55,849        65,013           370
 Paid in capital in excess of par...................  255,148,484  400,201,328   468,819,695   236,013,509
                                                     ------------ ------------  ------------  ------------
Total Net Assets.................................... $269,026,846 $413,267,327  $469,217,695  $174,116,747
                                                     ============ ============  ============  ============
Net Assets:
 Shares............................................. $269,026,846 $413,267,327  $469,217,695  $151,475,771
 Institutional Shares...............................           --           --            --    22,640,976
Shares outstanding (Note 5):
 Shares.............................................   28,539,656   55,849,349    65,012,958    32,183,449
 Institutional Shares...............................           --           --            --     4,810,788
NET ASSET VALUE PER SHARE (net assets / shares
 outstanding):
 Shares.............................................        $9.43        $7.40         $7.22         $4.71
                                                            =====        =====         =====         =====
 Institutional Shares...............................           --           --            --         $4.71
                                                                =            =             =         =====

                      See Notes to Financial Statements.

Excelsior Funds
Statements of Operations
Year Ended March 31, 2004


                                                                     Intermediate-
                                                                         Term       Short-Term
                                                          Managed       Managed     Government      High
                                                          Income        Income      Securities      Yield
                                                           Fund          Fund          Fund         Fund
                                                        -----------  ------------- -----------  ------------
INVESTMENT INCOME:
 Interest income....................................... $13,848,387   $16,459,067  $13,519,288  $ 16,013,536
                                                        -----------   -----------  -----------  ------------
EXPENSES:
 Investment advisory fees (Note 2).....................   2,108,700     1,398,793    1,453,206     1,455,440
 Administration fees (Note 2)..........................     425,373       604,645      732,836       275,297
 Shareholder servicing fees (Note 2)...................     218,147       480,729      675,077       137,335
 Shareholder servicing fees--Shares (Note 2)...........          --            --           --       377,441
 Transfer agent fees (Note 2)..........................     188,384        35,224       97,668        22,401
 Legal and audit fees..................................      66,640        96,444      116,426        42,386
 Custodian fees........................................      43,926        59,134       73,178        24,621
 Registration and filing fees..........................      31,890        19,886       25,635        21,439
 Shareholder reports...................................      14,028        20,460       23,311         5,855
 Directors'/Trustees' fees and expenses (Note 2).......       8,299        11,640       14,088        13,966
 Miscellaneous expenses................................      21,844        31,642       33,401        28,219
                                                        -----------   -----------  -----------  ------------
  Total Expenses.......................................   3,127,231     2,758,597    3,244,826     2,404,400
 Fees waived and reimbursed by:
  Investment adviser (Note 2)..........................    (567,078)     (347,323)    (472,527)     (382,606)
  Administrator (Note 2)...............................    (112,465)     (159,864)    (193,762)     (187,522)
                                                        -----------   -----------  -----------  ------------
  Net Expenses.........................................   2,447,688     2,251,410    2,578,537     1,834,272
                                                        -----------   -----------  -----------  ------------
NET INVESTMENT INCOME..................................  11,400,699    14,207,657   10,940,751    14,179,264
                                                        -----------   -----------  -----------  ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (NOTE 1):
 Net realized gain (loss) on security transactions.....   2,230,517     4,745,495    1,337,588   (26,899,527)
 Change in unrealized appreciation/depreciation of
  investments during the year..........................   1,241,354     1,253,132   (3,868,234)   57,311,938
                                                        -----------   -----------  -----------  ------------
 Net realized and unrealized gain (loss) on investments   3,471,871     5,998,627   (2,530,646)   30,412,411
                                                        -----------   -----------  -----------  ------------
 Net increase in net assets resulting from operations.. $14,872,570   $20,206,284  $ 8,410,105  $ 44,591,675
                                                        ===========   ===========  ===========  ============

                      See Notes to Financial Statements.

Excelsior Funds
Statements of Changes in Net Assets


                                                                              Intermediate-
                                                                                  Term       Short-Term
                                                                   Managed       Managed     Government       High
                                                                   Income        Income      Securities       Yield
                                                                    Fund          Fund          Fund          Fund
                                                                ------------  ------------- ------------  ------------
Year Ended March 31, 2004
Net investment income.......................................... $ 11,400,699  $ 14,207,657  $ 10,940,751  $ 14,179,264
Net realized gain (loss) on security transactions..............    2,230,517     4,745,495     1,337,588   (26,899,527)
Change in unrealized appreciation/depreciation of investments
 during the year...............................................    1,241,354     1,253,132    (3,868,234)   57,311,938
                                                                ------------  ------------  ------------  ------------
Net increase in net assets resulting from operations...........   14,872,570    20,206,284     8,410,105    44,591,675
Distributions to shareholders:
 From net investment income
  Shares.......................................................  (11,408,944)  (14,252,672)  (13,530,916)   (8,984,610)
  Institutional Shares.........................................           --            --            --    (1,882,202)
 Tax return of capital
  Shares.......................................................           --            --            --    (2,649,803)
  Institutional Shares.........................................           --            --            --      (510,855)
 From net realized gain on investments
  Shares.......................................................   (4,038,025)   (5,570,809)   (1,503,956)           --
                                                                ------------  ------------  ------------  ------------
     Total distributions.......................................  (15,446,969)  (19,823,481)  (15,034,872)  (14,027,470)
                                                                ------------  ------------  ------------  ------------
Increase (Decrease) in net assets from fund share
 transactions (Note 5):
  Shares.......................................................  (23,580,863)    8,257,424   (23,676,320)   (4,682,644)
  Institutional Shares.........................................           --            --            --   (20,356,959)
                                                                ------------  ------------  ------------  ------------
     Total from fund share transactions........................  (23,580,863)    8,257,424   (23,676,320)  (25,039,603)
                                                                ------------  ------------  ------------  ------------
Net increase (decrease) in net assets..........................  (24,155,262)    8,640,227   (30,301,087)    5,524,602
NET ASSETS:
 Beginning of year.............................................  293,182,108   404,627,100   499,518,782   168,592,145
                                                                ------------  ------------  ------------  ------------
 End of year (1)............................................... $269,026,846  $413,267,327  $469,217,695  $174,116,747
                                                                ============  ============  ============  ============
--------
(1) Including distributions in excess of net investment  income           --            --  $       (900) $ (1,621,594)
                                                                ============  ============  ============  ============
Year Ended March 31, 2003
Net investment income.......................................... $ 13,942,819  $ 15,548,783  $ 11,073,399  $ 36,322,695
Net realized gain (loss) on security transactions..............    4,085,287     4,762,550     4,756,594   (25,570,771)
Change in unrealized appreciation/depreciation of investments
 during the year...............................................   10,361,886    13,391,317     5,985,429   (41,831,220)
                                                                ------------  ------------  ------------  ------------
Net increase (decrease) in net assets resulting from
 operations....................................................   28,389,992    33,702,650    21,815,422   (31,079,296)
Distributions to shareholders:
 From net investment income
  Shares.......................................................  (14,203,922)  (18,415,756)  (12,023,044)  (32,572,229)
  Institutional Shares.........................................           --            --            --    (9,857,367)
 Tax return of capital
  Shares.......................................................           --            --            --   (15,906,871)
  Institutional Shares.........................................           --            --            --    (4,813,913)
 From net realized gain on investments
  Shares.......................................................     (226,594)   (2,067,739)   (2,582,947)           --
                                                                ------------  ------------  ------------  ------------
     Total distributions.......................................  (14,430,516)  (20,483,495)  (14,605,991)  (63,150,380)
                                                                ------------  ------------  ------------  ------------
Increase in net assets from fund share transactions (Note 5):
  Shares.......................................................   31,418,613   118,140,590   298,529,199    29,985,579
  Institutional Shares.........................................           --            --            --    11,705,027
                                                                ------------  ------------  ------------  ------------
     Total from fund share transactions........................   31,418,613   118,140,590   298,529,199    41,690,606
                                                                ------------  ------------  ------------  ------------
Net increase (decrease) in net assets..........................   45,378,089   131,359,745   305,738,630   (52,539,070)
NET ASSETS:
 Beginning of year.............................................  247,804,019   273,267,355   193,780,152   221,131,215
                                                                ------------  ------------  ------------  ------------
 End of year (2)............................................... $293,182,108  $404,627,100  $499,518,782  $168,592,145
                                                                ============  ============  ============  ============
--------
(2) Including distributions in excess of net investment income. $   (189,739) $ (1,440,762)           --  $ (4,476,473)
                                                                ============  ============  ============  ============

                      See Notes to Financial Statements.

Excelsior Funds
Financial Highlights -- Selected Per Share Data and Ratios

                                                       Net Realized                          Distributions
                                 Net Asset                 and         Total    Dividends      From Net
                                  Value,      Net       Unrealized      From     From Net      Realized
                                 Beginning Investment  Gain (Loss)   Investment Investment      Gain on        Total
                                 of Period   Income   on investments Operations   Income      Investments  Distributions
                                 --------- ---------- -------------- ---------- ----------   ------------- -------------
MANAGED INCOME FUND -- (1/9/86*)
 Year Ended March 31,
 2000...........................   $8.99     $0.47        $(0.41)      $ 0.06     $(0.47)       $(0.03)       $(0.50)
 2001...........................    8.55      0.50          0.56         1.06      (0.50)           --         (0.50)
 2002...........................    9.11      0.49         (0.10)        0.39      (0.50)        (0.05)        (0.55)
 2003...........................    8.95      0.47          0.50         0.97      (0.48)        (0.01)        (0.49)
 2004...........................    9.43      0.38          0.14         0.52      (0.38)        (0.14)        (0.52)
INTERMEDIATE-TERM MANAGED INCOME FUND -- (12/31/92*)
 Year Ended March 31,
 2000...........................   $7.13     $0.40        $(0.36)      $ 0.04     $(0.40)           --        $(0.40)
 2001...........................    6.77      0.42          0.41         0.83      (0.42)           --         (0.42)
 2002...........................    7.18      0.39         (0.06)        0.33      (0.39)       $(0.02)        (0.41)
 2003...........................    7.10      0.37          0.36         0.73      (0.40)        (0.04)        (0.44)
 2004...........................    7.39      0.26          0.11         0.37      (0.26)        (0.10)        (0.36)
SHORT-TERM GOVERNMENT SECURITIES FUND -- (12/31/92*)
 Year Ended March 31,
 2000...........................   $7.04     $0.35        $(0.15)      $ 0.20     $(0.35)       $(0.02)       $(0.37)
 2001...........................    6.87      0.39          0.22         0.61      (0.39)           --         (0.39)
 2002...........................    7.09      0.33          0.05         0.38      (0.34)        (0.02)        (0.36)
 2003...........................    7.11      0.26          0.25         0.51      (0.26)        (0.05)        (0.31)
 2004...........................    7.31      0.16         (0.03)        0.13      (0.20)        (0.02)        (0.22)
HIGH YIELD FUND -- (10/31/00*)
 Shares
 Period Ended March 31,
 2001...........................   $7.00     $0.27        $ 0.26       $ 0.53     $(0.27)           --        $(0.27)
 Year Ended March 31,
 2002...........................    7.26      1.08         (1.01)        0.07      (1.09)       $(0.04)        (1.13)
 2003...........................    6.20      0.88(5)      (1.54)(5)    (0.66)     (1.55)(4)        --         (1.55)
 2004...........................    3.99      0.35(5)       0.71(5)      1.06      (0.34)(6)        --         (0.34)

* Commencement of Operations
(1)Expense ratios before waiver of fees and reimbursement of expenses (if any) by adviser and administrator.
(2)Not Annualized
(3)Annualized
(4)Includes a tax return of capital of $(0.51).
(5)For comparative purposes per share amounts are based on average shares outstanding.
(6)Includes a tax return of capital of $(0.08).

                      See Notes to Financial Statements.

                                  Ratio of      Ratio of     Ratio of
                                    Net          Gross         Net
Net Asset            Net Assets, Operating     Operating    Investment
 Value,                End of     Expenses      Expenses      Income    Portfolio    Fee
   End      Total      Period    to Average    to Average   to Average  Turnover   Waivers
of Period   Return     (000's)   Net Assets  Net Assets (1) Net Assets    Rate     (Note 2)
--------- ------     ----------- ----------  -------------- ----------  ---------  --------

  $8.55     0.72%     $220,480      0.88%         1.00%        5.42%       112%     $0.01
   9.11    12.80%      252,173      0.88%         1.01%        5.81%        99%      0.01
   8.95     4.34%      247,804      0.87%         1.04%        5.39%       129%      0.02
   9.43    11.07%      293,182      0.84%         0.95%        5.10%       120%      0.01
   9.43     5.74%      269,027      0.87%         1.11%        4.06%        84%      0.02

  $6.77     0.59%     $155,483      0.58%         0.65%        5.80%       122%        --
   7.18    12.73%      219,600      0.56%         0.69%        6.11%       108%     $0.01
   7.10     4.60%      273,267      0.52%         0.69%        5.47%       117%      0.01
   7.39    10.50%      404,627      0.53%         0.69%        4.56%        98%      0.01
   7.40     5.25%      413,267      0.56%         0.69%        3.56%        85%      0.01

  $6.87     3.02%     $ 59,307      0.54%         0.62%        5.07%        90%     $0.01
   7.09     9.14%       75,694      0.57%         0.67%        5.59%       118%      0.01
   7.11     5.35%      193,780      0.51%         0.61%        4.33%        75%      0.01
   7.31     7.27%      499,519      0.49%         0.64%        3.22%       170%      0.01
   7.22     1.90%      469,218      0.53%         0.67%        2.26%       231%      0.01

  $7.26     7.76%(2)  $ 57,670      1.05%(3)      1.55%(3)     9.43%(3)    169%(3)  $0.01

   6.20     1.27%      172,890      1.03%         1.35%       17.56%       310%      0.02
   3.99   (10.49)%     131,342      1.08%         1.35%       18.06%       153%      0.01
   4.71    27.45%      151,476      1.05%         1.36%        7.79%       170%      0.01

                      See Notes to Financial Statements.

Excelsior Funds, Inc.
Portfolio of Investments -- March 31, 2004
Managed Income Fund

 Principal                                             Value
  Amount                                      Rate    (Note 1)
-----------                                   ----  ------------
ASSET BACKED SECURITIES -- 5.46%
$ 7,208,880 CIT RV Trust, 1999-A A4,
             06/15/13........................ 6.16% $  7,404,890
  3,975,000 PP&L Transition Bond Co. llc,
             1999-1 A6, 12/26/07............. 6.96     4,262,472
  3,000,000 Residential Asset Mortgage
             Products, Inc., 2003-RZ4 A2,
             07/25/27........................ 2.81     3,014,415
                                                    ------------
            TOTAL ASSET BACKED
             SECURITIES
             (Cost $14,050,399)..............         14,681,777
                                                    ------------
COMMERCIAL MORTAGE-BACKED SECURITIES -- 21.17%
  5,144,581 Chase Commercial Mortgage
             Securities Corp., 1997-2 D,
             12/19/29........................ 6.60     5,748,946
    228,789 ++DLJ Mortgage Acceptance
             Corp., 1996-CF2 A1B,
             11/12/21........................ 7.29       238,272
  2,000,000 ++Morgan Stanley Capital I,
             1997-C1 F, 02/15/20............. 6.85     2,221,903
  5,000,000 Morgan Stanley Capital I, 1999-
             WF1 B, 11/15/31................. 6.32     5,635,850
  4,374,000 Morgan Stanley Dean Witter
             Capital I, 2000-LIF2 C,
             10/15/33........................ 7.50     5,226,508
  4,000,000 ++Mortgage Capital Funding, Inc.,
             1996-MC1 G, 06/15/06............ 7.15     4,379,173
  4,200,000 Mortgage Capital Funding, Inc.,
             1997-MC2 D, 11/20/27............ 7.12     4,739,353
  4,362,891 Mortgage Capital Funding, Inc.,
             1998-MC1 A1, 03/18/30........... 6.42     4,536,629
  4,250,000 Mortgage Capital Funding, Inc.,
             1998-MC1 C, 03/18/30............ 6.95     4,838,393
  9,516,438 Nomura Asset Securities Corp.,
             1995-MD3 A1B, 04/04/27.......... 8.15     9,934,459
  3,500,000 *Nomura Asset Securities Corp.,
             1998-D6 A4, 03/15/30............ 7.14     4,250,265
  5,000,000 Wachovia Bank Commercial
             Mortgage Trust, 2003-C9 A3,
             12/15/35........................ 4.61     5,193,450
                                                    ------------
            TOTAL COMMERCIAL
             MORTGAGE-BACKED
             SECURITIES
             (Cost $53,603,322)..............         56,943,201
                                                    ------------
CORPORATE BONDS -- 21.97%
    700,000 AK Steel Corp., 06/15/12......... 7.75       624,750
  1,550,000 ++America Movil S.A.,
             03/01/09........................ 4.13     1,553,024
  4,750,000 Bank One Texas N.A.,
             02/15/08........................ 6.25     5,314,062
  3,000,000 British Telecommunications plc,
             12/15/30........................ 8.88     4,002,687
  1,500,000 CIT Group, Inc., 04/02/07........ 7.38     1,704,759
  2,000,000 DaimlerChrysler N.A. Holding
             Corp., 09/01/09................. 7.20     2,277,500

 Principal                                         Value
  Amount                                  Rate    (Note 1)
-----------                              -----  ------------
CORPORATE BONDS -- (continued)
            Deutsche Telekom
             International Finance
$ 1,260,000  06/01/32...................  9.25% $  1,789,069
  1,500,000  06/15/30...................  8.75     1,966,875
  2,700,000 Ford Motor Credit Co.,
             03/15/05...................  7.50     2,837,157
  2,500,000 Goldman Sachs Group, Inc.,
             02/15/33...................  6.13     2,577,743
    250,000 Hercules, Inc., 11/15/07.... 11.13       300,000
  3,850,000 Household Finance Corp.,
             07/15/10...................  8.00     4,716,369
    900,000 IMC Global Inc., Series B,
             06/01/08................... 10.88     1,084,500
  1,995,000 International Lease Finance
             Corp., 05/01/08............  4.50     2,094,874
    800,000 IOS Capital llc, 06/30/08...  7.25       874,000
  3,000,000 Lehman Brothers Holdings,
             Inc., 01/15/05.............  7.75     3,142,500
  4,000,000 Merrill Lynch & Co. MTN,
             02/03/14...................  5.00     4,096,488
    870,000 PSEG Energy Holdings, Inc.,
             02/15/08...................  8.63       939,600
    800,000 ++Qwest Services Corp.,
             12/15/10................... 13.50       930,000
    800,000 Sovereign Bancorp, Inc.,
             11/15/06................... 10.50       952,000
  3,000,000 United Mexican States
             MTN, 01/16/13..............  6.38     3,249,000
  5,190,000 US Bancorp MTN, 12/01/04....  6.88     5,380,188
  5,000,000 Wal-Mart Stores, 02/15/11...  4.13     5,076,940
  1,500,000 Weyerhaeuser Co., 12/15/33..  6.88     1,629,990
                                                ------------
            TOTAL CORPORATE BONDS
             (Cost $54,155,576).........          59,114,075
                                                ------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 42.09%
  5,000,000 Fannie Mae, Discount Note,
             04/06/04...................  0.97     4,999,300
  2,400,000 Fannie Mae, Zero Coupon
             10/09/19...................  6.25     1,028,376
  8,000,000 Federal Farm Credit Bank,
             Discount Note, 04/02/04....  0.93     8,000,000
    201,445 Federal Home Loan Mortgage
             Corporation, Pool # C71221,
             09/01/32...................  5.00       202,599
            Federal National Mortgage
             Association
  5,644,778 Pool # 710441, 06/01/33.....  4.50     5,522,389
  4,227,306 Pool # 722032, 06/01/33.....  4.50     4,135,650
    991,896 Pool # 722389, 07/01/33.....  4.50       970,390
    976,428 Pool # 728637, 08/01/33.....  4.50       955,258
    993,185 Pool # 731425, 08/01/33.....  4.50       971,651
    825,278 Pool # 749353, 10/01/33.....  4.50       807,384
            Federal National Mortgage
             Association ARM
  4,613,220 Pool # 612514, 05/01/33.....  4.01     4,736,396
  4,990,673 Pool # 728826, 07/01/33.....  4.12     5,102,129
  1,100,000 Freddie Mac, 07/15/32.......  6.25     1,253,936

                      See Notes to Financial Statements.

Excelsior Funds, Inc.
Portfolio of Investments -- March 31, 2004
Managed Income Fund -- (continued)

 Principal                                            Value
  Amount                                     Rate    (Note 1)
-----------                                  ----  ------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- (continued)
            Government National Mortgage
             Association
$ 1,136,761 Pool # 2562, 03/20/28........... 6.00% $  1,189,659
  4,098,120 Pool # 3413, 07/20/33........... 4.50     4,007,805
 24,491,805 Pool # 3414, 07/20/33........... 5.00    24,664,716
  3,870,979 Pool # 3442, 09/20/33........... 5.00     3,898,327
  1,537,815 Pool # 267812, 06/15/17......... 8.50     1,708,993
    207,374 Pool # 532751, 08/15/30......... 9.00       227,676
    826,772 Pool # 568670, 04/15/32......... 6.50       872,954
    844,599 Pool # 780548, 12/15/17......... 8.50       935,343
    773,865 Pool # 780865, 11/15/17......... 9.50       867,501
  1,407,284 Pool # 781084, 12/15/17......... 9.00     1,574,069
  1,191,811 Government National Mortgage
             Association ARM
             Pool # 80311, 08/20/29......... 3.50     1,210,341
            U.S. Treasury Inflationary Index
             Note,
  5,462,992  04/15/29....................... 3.88     7,537,224
 14,054,219  01/15/07....................... 3.38    15,488,733
            U.S. Treasury Principal Only
             STRIPS,
  8,710,000  05/15/17.......................   --     4,734,408
 12,260,000  02/15/20.......................   --     5,624,508
                                                   ------------
            TOTAL U.S. GOVERNMENT &
             AGENCY OBLIGATIONS
             (Cost $109,677,454)............        113,227,715
                                                   ------------
TAX-EXEMPT SECURITIES -- 1.95%
  2,000,000 Arizona State, Water
             Infrastructure Finance
             Authority, Revenue Bonds,
             Series A, 10/01/16............. 5.00     2,210,000
  2,700,000 Indiana Bond Bank, Revenue
             Bonds, Series B, 02/01/15...... 5.00     3,051,000
                                                   ------------
            TOTAL TAX-EXEMPT
             SECURITIES
             (Cost $5,112,830)..............          5,261,000
                                                   ------------

                                                Value
  Shares                                       (Note 1)
----------                                   ------------
SHORT-TERM INVESTMENTS -- 7.95%
10,690,022 @Dreyfus Government Cash
            Management Fund...............   $ 10,690,022
10,690,021 @Fidelity U.S. Treasury II Fund     10,690,021
                                             ------------
           TOTAL SHORT-TERM
            INVESTMENTS
            (Cost $21,380,043)............     21,380,043
                                             ------------

TOTAL INVESTMENTS (Cost $257,979,624)............. 100.59% $270,607,811
OTHER ASSETS & LIABILITIES (NET)..................  (0.59)   (1,580,965)
                                                   ------  ------------
TOTAL NET ASSETS.................................. 100.00% $269,026,846
                                                   ======  ============

--------
llc--Limited Liability Company
++Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2004, these securities amounted to $9,322,372 or 3.47% of net assets.
* Variable rate security--The rate disclosed is as of March 31, 2004. plc--public limited company
MTN--Medium Term Note
Discount Note--The rate reported is the discount rate at the time of purchase. Zero Coupon--Rate disclosed is the effective yield at the time of purchase.
ARM--Adjustable Rate Mortgage
STRIPS--Separately Traded Registered Interest and Principal Securities
@ Registered Investment Company

                      See Notes to Financial Statements.

Excelsior Funds, Inc.
Portfolio of Investments -- March 31, 2004
Intermediate-Term Managed Income Fund

 Principal                                            Value
  Amount                                     Rate    (Note 1)
-----------                                  ----  ------------
ASSET BACKED SECURITIES -- 7.52%
$ 2,000,000 ++Capital One Master Trust,
             2001-6 C, 06/15/11............. 6.70% $  2,200,625
  3,485,000 *Capital One Multi-Asset
             Execution Trust, 2003-A1 A1,
             01/15/09....................... 1.48     3,503,429
  1,580,000 *Capital One Multi-Asset
             Execution Trust, 2003-B1 B1,
             02/17/09....................... 2.26     1,609,403
  2,590,000 *Chase Credit Card Master Trust,
             2001-1 C, 06/16/08............. 1.94     2,605,657
  4,600,000 Chase Funding Mortgage Loan
             Asset Backed Certificates,
             2002-4 1A3, 04/25/23........... 3.44     4,667,975
  1,825,000 *Chase Funding Mortgage Loan
             Asset Backed Certificates,
             2003-3 2A2, 04/25/33........... 1.36     1,837,230
  2,380,000 *Household Affinity Credit Card
             Master Note, 2003-3 C,
             08/15/08....................... 2.07     2,397,946
  2,000,000 * ++MBNA Master Credit Card
             Trust USA, 2000-K C,
             03/17/08....................... 1.89     1,997,500
  3,302,501 MMCA Automobile Trust,
             2002-2 A3, 07/17/06............ 3.67     3,322,747
  2,310,454 *Residential Asset Mortgage
             Products, Inc., 2003-RS5 AI1,
             06/25/20....................... 1.22     2,310,554
  4,630,484 *Residential Asset Mortgage
             Products, Inc., 2003-RS8 AI1,
             08/25/21....................... 1.25     4,631,318
                                                   ------------
            TOTAL ASSET BACKED
             SECURITIES
             (Cost $30,952,240).............         31,084,384
                                                   ------------
COLLATERALIZED MORTGAGE OBLIGATION -- 1.93%
  7,932,650 Bear Stearns ARM, 2004-1 11A3,
             04/25/34
             (Cost $8,011,844).............. 3.59     7,978,511
                                                   ------------
COMMERCIAL MORTAGE-BACKED SECURITIES -- 17.95%
  2,999,529 * ++Banc of America Large Loan,
              2003-BBA2 A1, 11/15/15........ 1.25     2,999,529
  5,001,242 * ++Bear Stearns Commercial
             Mortgage Securities, 2003-
             BA1A A1, 04/14/15.............. 1.37     4,999,414
    546,682 Commercial Mortgage
             Acceptance Corp., 1998-C1
             A1, 07/15/31................... 6.23       572,103
  2,000,000 Commercial Mortgage Asset
             Trust, 1999-C1 B,
             01/17/32....................... 7.23     2,399,498
  3,476,000 *Commercial Mortgage Asset
             Trust, 1999-C2 C,
             11/17/32....................... 7.80     4,314,871
  3,400,000 ++DLJ Mortgage Acceptance
             Corp., 1996-CF2 A3,
             11/12/21....................... 7.38     3,718,414

 Principal                                               Value
  Amount                                        Rate    (Note 1)
-----------                                    -----  ------------
COMMERCIAL MORTAGE-BACKED SECURITIES -- (continued)
$ 5,099,238 ++DLJ Mortgage Acceptance
             Corp., 1997-CF2 A1B,
             10/15/30.........................  6.82% $  5,645,805
  3,725,000 GMAC Commercial Mortgage
             Securities, Inc., 1999-C1 C,
             05/15/33.........................  6.59     4,246,330
  1,989,410 LB-UBS Commercial Mortgage
             Trust, 2001-C2 A1,
             06/15/20.........................  6.27     2,190,597
  3,713,081 Midland Realty Acceptance
             Corp., Series 1996-C2 B,
             01/25/29.........................  7.34     4,164,324
  3,070,000 Morgan Stanley Dean Witter
             Capital I, 2003-TOP9 A2,
             11/13/36.........................  4.74     3,177,266
  2,402,770 Mortgage Capital Funding, Inc.,
             1996-MC2 C, 12/21/26.............  7.22     2,670,635
  5,735,677 Mortgage Capital Funding, Inc.,
             1997-MC2 A2, 11/20/27............  6.66     6,306,426
  2,500,000 Mortgage Capital Funding, Inc.,
             1998-MC1 C, 03/18/30.............  6.95     2,846,114
  2,500,000 Nationslink Funding Corp.,
             1999-2 B, 06/20/31...............  7.53     2,927,205
  3,410,000 Nomura Asset Securities Corp.,
             1998-D6 A1B, 03/15/30............  6.59     3,868,751
  4,025,000 *Nomura Asset Securities Corp.,
             1998-D6 A4, 03/15/30.............  7.14     4,887,805
  4,000,000 * ++Strategic Hotel Capital, Inc.,
             2003-1 D, 02/15/13...............  2.24     3,977,489
  1,435,000 Wachovia Bank Commercial
             Mortgage Trust, 2002-C1 A4,
             04/15/34.........................  6.29     1,630,276
  6,375,000 Wachovia Bank Commercial
             Mortgage Trust, 2003-C9 A3,
             12/15/35.........................  4.61     6,621,649
                                                      ------------
            TOTAL COMMERCIAL
             MORTGAGE-BACKED
             SECURITIES
             (Cost $70,312,027)...............          74,164,501
                                                      ------------
CORPORATE BONDS -- 30.58%
    500,000 AK Steel Corp., 06/15/12..........  7.75       446,250
  2,600,000 Alcan, Inc., 01/15/14.............  5.20     2,727,642
  1,720,000 ++America Movil S.A.,
             03/01/09.........................  4.13     1,723,356
  4,260,000 AOL Time Warner, Inc.,
             05/01/05.........................  5.63     4,434,992
  4,155,000 Caterpillar Financial Services
             Corp. MTN, 09/15/06..............  2.35     4,171,358
  4,580,000 CIT Group, Inc., 09/29/06.........  2.88     4,641,129
  1,910,000 Citigroup, Inc., 10/01/10.........  7.25     2,274,737
    250,000 Compagnie Generale de
             Geophysique S.A.,
             11/15/07......................... 10.63       270,000
  4,210,000 *Countrywide Home Loans, Inc.
             MTN, 06/02/06....................  1.60     4,239,702

                      See Notes to Financial Statements.

Excelsior Funds, Inc.
Portfolio of Investments -- March 31, 2004
Intermediate-Term Managed Income Fund -- (continued)


 Principal                                            Value
  Amount                                     Rate    (Note 1)
-----------                                 -----  ------------
CORPORATE BONDS -- (continued)
$ 1,775,000 Credit Suisse First Boston
             (USA), Inc., 01/15/09.........  3.88% $  1,816,526
  2,010,000 DaimlerChrysler NA Holding
             Corp., 06/04/08...............  4.05     2,031,417
    728,204 Delta Air Lines, Inc.,
             05/18/10......................  7.38       723,002
  6,000,000 ++FedEx Corp., 04/01/07........  2.65     5,993,058
  6,065,000 Ford Motor Credit Co.,
             02/01/06......................  6.88     6,450,898
  6,095,000 General Motors Nova Scotia
             Finance Co., 10/15/08.........  6.85     6,654,625
    250,000 Hercules, Inc., 11/15/07....... 11.13       300,000
  5,550,000 Household Finance Corp.,
             07/15/10......................  8.00     6,798,922
    350,000 IMC Global Inc., Series B,
             06/01/08...................... 10.88       421,750
  2,355,000 International Lease Finance
             Corp., 03/15/09...............  6.38     2,669,098
  3,600,000 International Paper Co.,
             01/15/14......................  5.50     3,734,532
  1,000,000 IOS Capital llc, 06/30/08......  7.25     1,092,500
  1,750,000 J.P. Morgan Chase & Co.,
             03/15/12......................  6.63     2,012,876
  4,050,000  05/30/07......................  5.25     4,373,441
  5,300,000 *John Deere Capital Corp. MTN,
             07/11/05......................  1.38     5,307,886
  6,500,000 Keystone Financial Mid-Atlantic
             Funding Corp. MTN,
             05/15/04......................  7.30     6,543,082
  3,435,000 Legg Mason, Inc., 07/02/08.....  6.75     3,881,365
  2,075,000 Mercantile Bancorp.,
             06/15/07......................  7.30     2,392,263
  4,315,000 Metlife, Inc., 05/15/05........  3.91     4,422,461
  5,000,000 Morgan Stanley, 04/01/14.......  4.75     4,918,005
  2,000,000 ++Nationwide Life Global
             Funding, Inc., 02/15/07.......  5.35     2,161,324
  1,930,000 Nisource Finance Corp.,
             11/15/10......................  7.88     2,334,184
  3,000,000 North Fork Bankcorp., Inc.,
             08/15/12......................  5.88     3,263,361
  3,525,000 Pepsi Bottling Group llc,
             10/16/06......................  2.45     3,553,725
  1,200,000 ++Qwest Services Corp.,
             12/15/10...................... 13.50     1,395,000
  1,750,000 Susquehanna Bancshares, Inc.,
             11/01/12......................  6.05     1,884,412
  1,575,000 ++Telefonos de Mexico S.A.,
             11/19/08......................  4.50     1,606,658
  4,185,000 *Textron Financial Corp. MTN,
             04/24/06......................  2.37     4,274,124
  3,025,000 United Mexican States,
             03/03/15......................  6.63     3,294,225
  1,575,000 *United Mexican States,
             01/13/09......................  1.84     1,584,450
  3,295,000 Weyerhauser Co., 12/15/09......  5.25     3,550,870
                                                   ------------
            TOTAL CORPORATE BONDS
             (Cost $120,974,647)...........         126,369,206
                                                   ------------

 Principal                                           Value
  Amount                                    Rate    (Note 1)
-----------                                 ----  ------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 36.94%
            Fannie Mae,
$ 4,050,000  07/18/12...................... 5.50% $  4,216,313
  2,454,000   02/28/06..................... 2.25     2,475,114
            Federal National Mortgage
             Association
  2,195,735 Pool # 254237, 03/01/32........ 5.50     2,251,136
  2,131,260 Pool # 254514, 11/01/32........ 5.50     2,184,802
  2,555,000 Pool # 385538, 11/01/12........ 4.79     2,659,521
  1,896,621 Pool # 545290, 10/01/16........ 7.50     2,032,902
    554,933 Pool # 577218, 04/01/31........ 6.00       577,844
     10,749 Pool # 578823, 04/01/31........ 5.50        11,020
    782,520 Pool # 620017, 02/01/32........ 5.50       802,178
  3,204,432 Pool # 624250, 01/01/17........ 6.00     3,377,079
    174,424 Pool # 625123, 01/01/32........ 5.50       178,825
    388,910 Pool # 625797, 01/01/17........ 6.00       409,864
  3,978,134 Pool # 703960, 05/01/33........ 5.50     4,078,196
  1,381,611 Pool # 709693, 06/01/28........ 5.50     1,421,682
    870,554 Pool # 709698, 06/01/33........ 5.50       892,451
            Federal National Mortgage
             Association ARM
  6,637,515 Pool # 704372, 05/01/33........ 4.50     6,754,349
  3,012,552 Pool # 728826, 07/01/33........ 4.11     3,079,831
            Freddie Mac
  3,355,000  07/15/12...................... 5.13     3,613,392
  8,000,000  11/03/06...................... 2.88     8,057,768
  8,000,000  03/16/07...................... 2.70     8,085,816
  5,550,000 Freddie Mac MTN, 01/05/07...... 2.85     5,612,882
            Government National Mortgage
             Association
    140,330 Pool # 3078, 05/20/31.......... 5.50       144,335
  4,742,553 Pool # 3319, 12/20/32.......... 5.00     4,776,087
  4,921,813 Pool # 3442, 09/20/33.......... 5.00     4,956,585
     23,361 Pool # 195801, 01/15/17........ 8.50        25,547
     17,667 Pool # 195833, 04/15/17........ 8.50        19,320
      9,500 Pool # 212760, 04/15/17........ 8.50        10,388
      6,253 Pool # 334299, 05/15/23........ 8.00         6,894
    587,852 Pool # 367412, 11/15/23........ 6.00       614,159
  2,241,927 Pool # 604726, 10/15/33........ 4.50     2,198,122
  6,057,782 Pool # 608288, 09/15/33........ 4.50     5,939,420
  3,110,643 U.S. Treasury Inflation Indexed
             Note, 01/15/09................ 3.88     3,613,572
            U.S. Treasury Note
  5,750,000  08/15/10...................... 5.75     6,601,690
 23,065,000  02/15/11...................... 5.00    25,461,453
 23,575,000  08/31/05...................... 2.00    23,808,911
 25,565,000 U.S. Treasury Principal Only
             STRIPS, 02/15/20..............   --    11,728,430
                                                  ------------
            TOTAL U.S. GOVERNMENT &
             AGENCY OBLIGATIONS
             (Cost $149,581,553)...........        152,677,878
                                                  ------------
TAX-EXEMPT SECURITIES -- 1.21%
  5,000,000 *East Baton Rouge, Louisiana,
             Pollution Control Authority
             Revenue Bonds, Exxon
             Project, 03/01/22
             (Cost $5,000,000)............. 1.09     5,000,000
                                                  ------------


                      See Notes to Financial Statements.

Excelsior Funds, Inc.
Portfolio of Investments -- March 31, 2004
Intermediate-Term Managed Income Fund -- (continued)

                                               Value
 Shares                                       (Note 1)
---------                                   ------------
SHORT-TERM INVESTMENTS -- 3.05%
6,310,817 @Dreyfus Government Cash
           Management Fund...............   $  6,310,817
6,310,816 @Fidelity U.S. Treasury II Fund      6,310,816
                                            ------------
          TOTAL SHORT-TERM
           INVESTMENTS
           (Cost $12,621,633)............     12,621,633
                                            ------------

TOTAL INVESTMENTS (Cost $397,453,944).............  99.18% $409,896,113
OTHER ASSETS & LIABILITIES (NET)..................   0.82     3,371,214
                                                   ------  ------------
NET ASSETS........................................ 100.00% $413,267,327
                                                   ======  ============

--------
++Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2004, these securities amounted to $38,418,172 or 9.30% of net assets.
* Variable rate security--The rate disclosed is as of March 31, 2004.
ARM--Adjustable Rate Mortgage
MTN--Medium Term Note
llc--Limited Liability Company
STRIPS--Separately Traded Registered Interest and Principal Securities
@ Registered Investment Company

                      See Notes to Financial Statements.

Excelsior Funds, Inc.
Portfolio of Investments -- March 31, 2004
Short-Term Government Securities Fund

 Principal                                         Value
  Amount                                  Rate    (Note 1)
-----------                               ----  ------------
ASSET BACKED SECURITY -- 1.07%
$ 5,000,000 Citifinancial Mortgage
             Securities, Inc., Step Bond,
             2003-4 AF2, 10/25/33
             (Cost $4,999,962)........... 2.66% $  5,040,028
                                                ------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 24.05%
  9,946,288 *Bank of America Mortgage
             Securities,
             2004-B 2A2, 03/25/34........ 4.18    10,133,093
  7,507,650 Bear Stearns ARM,
             2004-1 11A3, 04/25/34....... 3.59     7,551,054
 10,000,000 *Citigroup Mortgage Loan
             Trust, Inc.,
             2004-HYB2 2A, 03/25/34...... 4.78    10,237,500
  9,497,304 *Countrywide Home Loans,
             2003-60 1A1, 02/25/34....... 4.92     9,763,768
  7,736,012 Federal Home Loan Mortgage
             Corporation,
             2659 NC, 04/15/15........... 4.00     7,874,465
 11,659,000 Federal Home Loan Mortgage
             Corporation,
             2731 EA, 01/15/11........... 3.50    11,869,123
  6,200,000 Federal Home Loan Mortgage
             Corporation,
             2752 PA, 11/15/08........... 3.50     6,332,821
 12,919,000 Federal National Mortgage
             Association,
             1997-M5 C, 08/25/07......... 6.74    14,429,446
    662,387 Federal National Mortgage
             Association,
             2001-51 GD, 10/25/25........ 5.50       667,255
    522,561 Federal National Mortgage
             Association,
             2002-59 A, 01/25/14......... 5.50       523,660
  9,000,000 Federal National Mortgage
             Association,
             2003-89 DX, 05/25/15........ 3.50     9,155,103
  8,991,000 Federal National Mortgage
             Association,
             2004-1 HA, 03/25/11......... 3.50     9,181,796
  4,929,137 Government National Mortgage
             Association,
             2000-4 ZN, 01/16/30......... 8.00     5,347,791
  9,542,876 *Washington Mutual,
             2003-AR6 A1, 06/25/33....... 4.38     9,797,334
                                                ------------
            TOTAL COLLATERALIZED
             MORTGAGE OBLIGATIONS
             (Cost $112,841,728)                 112,864,209
                                                ------------
COMMERCIAL MORTAGE-BACKED SECURITIES -- 7.06%
  3,990,000 Chase Commercial Mortgage
             Securities Corp.,
             1996-2 C, 11/19/28.......... 6.90     4,431,273
    788,927 ++DLJ Mortgage Acceptance
             Corp., 1996-CF2 A1B,
             11/12/21.................... 7.29       821,628

 Principal                                           Value
  Amount                                    Rate    (Note 1)
-----------                                 ----  -------------
COMMERCIAL MORTAGE-BACKED SECURITIES -- (continued)
$ 4,620,590 LB Commercial Conduit
             Mortgage Trust,
             1998-C1 A2, 02/18/30.......... 6.40% $   4,821,622
 10,028,684 *  ++Morgan Stanley Capital,
             1996-C1 C, 02/15/28........... 7.46     10,745,367
  5,000,000 Mortgage Capital Funding, Inc.,
             1996-MC1 C, 06/15/28.......... 7.80      5,517,299
  2,302,227 Mortgage Capital Funding, Inc.,
             1996-MC2 A3, 09/20/06......... 7.01      2,480,662
  4,093,018 Nationslink Funding Corp.,
             1998-2 A1, 08/20/30........... 6.00      4,304,261
                                                  -------------
            TOTAL COMMERCIAL
             MORTGAGE-BACKED SECURITIES
             (Cost $33,303,932)..................    33,122,112
                                                  -------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 61.21%
            Federal Home Loan Mortgage
             Corporation
  9,699,850 Pool # B11532, 12/01/18........ 5.00      9,983,512
  5,105,654 Pool # B12187, 02/01/19........ 5.00      5,254,963
  6,750,000 Pool # B12681, 03/01/19........ 5.00      6,947,397
    966,092 Pool # C68593, 11/01/28........ 7.00      1,027,349
  7,689,625 Pool # E96460, 05/01/18........ 5.00      7,914,500
  7,566,137 Federal Home Loan Mortgage
             Corporation ARM
             Pool # 1B1081, 09/01/33....... 3.89      7,828,491
            Federal National Mortgage
             Association ARM
  2,355,725 Pool # 382316, 04/01/10........ 3.86      2,351,867
  1,516,132 Pool # 545362, 12/01/31........ 5.76      1,581,332
  4,566,076 Pool # 704372, 05/01/33........ 4.50      4,646,448
  9,720,322 Pool # 746298, 09/01/33........ 4.12      9,961,534
            Federal National Mortgage
             Association
  2,276,098 Pool # 253509, 11/01/15........ 7.50      2,439,645
  2,126,277 Pool # 254196, 02/01/17........ 6.00      2,240,836
    878,405 Pool # 254255, 03/01/09........ 6.00        901,206
  1,053,678 Pool # 254367, 06/01/09........ 6.00      1,081,029
  1,360,193 Pool # 254438, 08/01/09........ 5.50      1,394,757
  5,889,761 Pool # 254475, 10/01/17........ 6.50      6,268,444
  7,882,821 Pool # 254696, 03/01/18........ 5.50      8,220,936
  2,264,027 Pool # 323572, 01/01/29........ 7.50      2,431,799
  3,040,632 Pool # 323597, 01/01/29........ 6.50      3,199,435
  2,834,364 Pool # 375575, 12/01/07........ 6.60      3,154,305
    934,847 Pool # 516210, 08/01/14........ 8.00      1,004,711
    114,224 Pool # 517390, 11/01/11........ 8.00        122,576
  1,028,845 Pool # 535377, 06/01/15........ 8.00      1,106,965
  3,535,816 Pool # 535863, 03/01/16........ 6.00      3,728,978
    835,260 Pool # 535981, 01/01/16........ 8.00        898,690
  3,582,424 Pool # 555412, 04/01/18........ 6.00      3,775,371
    619,630 Pool # 612310, 09/01/16........ 6.00        653,014
  3,815,214 Pool # 634195, 10/01/28........ 7.50      4,097,935
  3,273,936 Pool # 650170, 11/01/32........ 6.50      3,439,665
  1,655,806 Pool # 665868, 10/01/32........ 6.50      1,739,624
    429,557 Pool # 670613, 11/01/32........ 6.50        451,301
  4,425,211 Pool # 740991, 11/01/18........ 5.50      4,613,838
  5,584,609 Pool # 747960, 10/01/18........ 5.50      5,822,655

                      See Notes to Financial Statements.

Excelsior Funds, Inc.
Portfolio of Investments -- March 31, 2004
Short-Term Government Securities Fund -- (continued)

 Principal                                             Value
  Amount                                      Rate    (Note 1)
-----------                                  -----  ------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- (continued)
            Federal National Mortgage
             Association -- (continued)
$ 7,968,405 Pool # 766415, 03/01/19.........  5.00% $  8,200,591
  8,625,000 Pool # 770159, 04/01/19.........  5.00     8,876,317
 15,000,000 Freddie Mac, 02/15/05...........  3.88    15,346,830
            Freddie Mac MTN,
 13,250,000  02/17/06.......................  2.15    13,296,719
 10,500,000  07/14/06.......................  2.05    10,518,154
            Government National Mortgage
             Association
  1,072,322 Pool # 780240, 09/15/09.........  8.50     1,138,788
    301,587 Pool # 780752, 04/15/10.........  8.50       336,518
  1,084,291 Pool # 781036, 10/15/17.........  8.00     1,191,230
  1,446,087 Pool # 781181, 12/15/09.........  9.00     1,578,520
            Government National Mortgage
             Association ARM
    355,760 Pool # 80385, 03/20/30..........  4.25       361,339
    693,378 Pool # 8378, 07/20/18...........  4.75       712,176
 10,000,000 U.S. Treasury Bond,
             11/15/09....................... 10.38    10,568,300
 17,192,700 U.S. Treasury Inflationary Index
             Note, 01/15/08.................  3.63    19,458,646
            U.S. Treasury Note,
 15,500,000  11/15/05.......................  5.88    16,609,800
 17,500,000  02/15/07.......................  2.25    17,649,030
 41,000,000  02/28/06.......................  1.63    41,064,042
                                                    ------------
            TOTAL U.S. GOVERNMENT &
             AGENCY OBLIGATIONS
             (Cost $285,257,722)...................  287,192,108
                                                    ------------

                                                Value
  Shares                                       (Note 1)
----------                                   ------------
SHORT-TERM INVESTMENTS -- 6.43%
15,081,100 @Dreyfus Government Cash
            Management Fund...............   $ 15,081,100
15,081,100 @Fidelity U.S. Treasury II Fund     15,081,100
                                             ------------
           TOTAL SHORT-TERM
            INVESTMENTS
            (Cost $30,162,200)............     30,162,200
                                             ------------

TOTAL INVESTMENTS (Cost $466,565,544).............  99.82% $468,380,657
OTHER ASSETS & LIABILITIES (NET)..................   0.18       837,038
                                                   ------  ------------
NET ASSETS........................................ 100.00% $469,217,695
                                                   ======  ============

--------
Step Bond--Coupon rate increases in increments to maturity. Rate disclosed is as of March 31, 2004.
* Variable rate security--The rate disclosed is as of March 31, 2004.
ARM--Adjustable Rate Mortgage
++Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2004, these securities amounted to $11,566,995 or 2.47% of net assets.
MTN--Medium Term Note
@ Registered Investment Company

                      See Notes to Financial Statements.

Excelsior Funds Trust
Portfolio of Investments -- March 31, 2004
High Yield Fund

 Principal                                            Value
  Amount                                     Rate    (Note 1)
-----------                                 -----  ------------
CORPORATE BONDS -- 96.64%
            ADVANCED MATERIALS/PRODUCTS -- 1.32%
$ 2,215,000 Hexcel Corp., 01/15/09.........  9.75% $  2,303,600
                                                   ------------
            ADVERTISING SERVICES -- 1.32%
  1,000,000 ++Dex Media West llc--Dex Media
             Finance Co., 08/15/13.........  9.88     1,110,000
  1,000,000 ++RH Donnelley Finance Corp.,
             12/15/12...................... 10.88     1,192,500
                                                   ------------
                                                      2,302,500
                                                   ------------
            AGRICULTURAL CHEMICALS -- 2.95%
  2,500,000 IMC Global, Inc., Series B,
             06/01/11...................... 11.25     2,962,500
  2,000,000 Terra Capital, Inc., 06/01/10.. 11.50     2,180,000
                                                   ------------
                                                      5,142,500
                                                   ------------
            AUTO - MEDIUM & HEAVY DUTY TRUCKS -- 1.21%
  2,055,000 Navistar International Corp.,
             02/01/08......................  8.00     2,111,512
                                                   ------------
            AUTO - TRUCK PARTS & EQUIPMENT -- 3.80%
            Collins & Aikman Products,
  1,000,000  04/15/06...................... 11.50       982,500
  1,000,000  12/31/11...................... 10.75     1,027,500
  2,000,000 Dana Corp., 08/15/11...........  9.00     2,405,000
  2,000,000 Visteon Corp., 08/01/10........  8.25     2,202,500
                                                   ------------
                                                      6,617,500
                                                   ------------
            BROADCAST SERVICE/PROGRAMS -- 0.60%
  1,000,000 Liberty Media Corp.,
             05/15/13......................  5.70     1,044,045
                                                   ------------
            CABLE TV -- 1.69%
  1,000,000 Charter Communications
             Holdings llc, 04/01/09........  8.63       825,000
  2,000,000 CSC Holdings, Inc., Series B,
             04/01/11......................  7.63     2,110,000
                                                   ------------
                                                      2,935,000
                                                   ------------
            CASINO HOTELS -- 8.09%
  2,000,000 Ameristar Casinos, Inc.,
             02/15/09...................... 10.75     2,312,500
  2,000,000 Aztar Corp., 05/15/07..........  8.88     2,070,000
  1,000,000 Caesars Entertainment,
             02/15/07......................  9.38     1,127,500
  2,000,000  09/15/08......................  8.88     2,285,000
  1,500,000 Coast Hotels & Casino,
             04/01/09......................  9.50     1,575,000
  2,000,000 MGM Mirage, Inc., 09/15/10.....  8.50     2,335,000
    500,000 ++Station Casinos, 03/01/16....  6.88       513,750
  1,680,000 Sun International Hotels,
             08/15/11......................  8.88     1,864,800
                                                   ------------
                                                     14,083,550
                                                   ------------

 Principal                                         Value
  Amount                                  Rate    (Note 1)
-----------                              -----  ------------
CORPORATE BONDS -- (continued)
            CELLULAR TELECOM -- 1.21%
$ 1,000,000 Nextel Communications, Inc.,
             08/01/15...................  7.38% $  1,082,500
  1,000,000 Western Wireless Corp.,
             07/15/13...................  9.25     1,027,500
                                                ------------
                                                   2,110,000
                                                ------------
            CHEMICALS - DIVERSIFIED -- 2.41%
  2,000,000 Equistar Chemicals L.P. --
             Equistar Funding Corp.,
             05/01/11................... 10.63     2,155,000
  2,000,000 Lyondell Chemical Co.,
             12/15/08...................  9.50     2,045,000
                                                ------------
                                                   4,200,000
                                                ------------
            CHEMICALS - PLASTICS -- 0.59%
  1,000,000 PolyOne Corp., 05/15/10..... 10.63     1,022,500
                                                ------------
            COAL -- 1.18%
  2,000,000 Massey Energy Co.,
             03/01/07...................  6.95     2,060,000
                                                ------------
            COMMERCIAL SERVICES -- 0.60%
  1,000,000 Iron Mountain, Inc.,
             01/15/15...................  7.75     1,050,000
                                                ------------
            COMPUTER SERVICES -- 0.59%
  1,000,000 Unisys Corp., 04/01/08......  7.88     1,028,750
                                                ------------
            CONSUMER PRODUCTS -- 0.63%
  1,000,000 Armkel Finance, 08/15/09....  9.50     1,097,500
                                                ------------
            CONTAINERS - METAL/GLASS -- 4.69%
  2,500,000 Ball Corp.,
             12/15/12...................  6.88     2,703,125
  3,000,000 Crown Europen Holdings S.A.,
             03/01/13................... 10.88     3,495,000
  1,000,000 Owens-Illinois, Inc.,
             05/15/05...................  7.15     1,035,000
  1,000,000 US Can Corp., Series B,
             10/01/10................... 12.38       935,000
                                                ------------
                                                   8,168,125
                                                ------------
            CONTAINERS - PAPER/PLASTIC -- 0.93%
  2,000,000 Radnor Holdings, Inc.,
             03/15/10................... 11.00     1,620,000
                                                ------------
            DISTRIBUTION/WHOLESALE -- 0.59%
  1,000,000 ++Nebraska Book Co.,
             03/15/12...................  8.63     1,030,000
                                                ------------
            ELECTRIC - GENERATION -- 1.87%
  3,000,000 AES Corp., 06/01/09.........  9.50     3,255,000
                                                ------------

                      See Notes to Financial Statements.

Excelsior Funds Trust
Portfolio of Investments -- March 31, 2004
High Yield Fund -- (continued)


 Principal                                           Value
  Amount                                    Rate    (Note 1)
-----------                                -----  ------------
CORPORATE BONDS -- (continued)
            ELECTRIC - INTEGRATED -- 5.29%
$ 3,000,000 CMS Energy Corp.,
             10/15/07.....................  9.88% $  3,307,500
  2,000,000 Illinois Power Co., 12/15/10.. 11.50     2,410,000
  3,305,000 PSEG Energy Holdings, Inc.,
             04/16/07.....................  7.75     3,495,038
                                                  ------------
                                                     9,212,538
                                                  ------------
            ELECTRONIC COMPONENTS
             SEMICONDUCTORS -- 0.63%
  1,000,000 Fairchild Semiconductor,
             02/01/09..................... 10.50     1,103,750
                                                  ------------
            ELECTRONICS - MILITARY -- 0.59%
  1,000,000 ++L-3 Communications Corp.,
             01/15/14.....................  6.13     1,027,500
                                                  ------------
            FINANCE - OTHER SERVICES -- 1.26%
  2,000,000 IOS Capital llc, 06/30/08.....  7.25     2,185,000
                                                  ------------
            FUNERAL SERVICES & RELATED ITEMS -- 1.23%
  2,000,000 Service Corp. International,
             04/15/09.....................  7.70     2,145,000
                                                  ------------
            GAMBLING - NON-HOTEL -- 4.12%
  1,000,000 Argosy Gaming Co.,
             06/01/09..................... 10.75     1,055,000
  1,000,000 Horseshoe Gaming Holdings
             Corp., 05/15/09..............  8.63     1,047,500
  2,000,000 Isle of Capri Casinos,
             04/15/09.....................  8.75     2,087,500
  2,000,000 Penn National Gaming, Inc.,
             03/15/10.....................  8.88     2,180,000
    750,000 ++River Rock Entertainment,
             11/01/11.....................  9.75       810,000
                                                  ------------
                                                     7,180,000
                                                  ------------
            GAS - DISTRIBUTION -- 1.22%
  2,000,000 SEMCO Energy, Inc.,
             05/15/13.....................  7.75     2,130,000
                                                  ------------
            HOME FURNISHINGS -- 0.58%
  1,000,000 ++Sealy Mattress Co., 06/15/14  8.25     1,004,892
                                                  ------------
            HOTELS & MOTELS -- 1.60%
            Extended Stay America,
  1,500,000  06/15/11.....................  9.88     1,762,500
  1,000,000  03/15/08.....................  9.15     1,030,000
                                                  ------------
                                                     2,792,500
                                                  ------------
            LIFE/HEALTH INSURANCE -- 1.26%
  2,000,000 ++Americo Life, Inc., 05/01/13  7.88     2,192,500
                                                  ------------
            MACHINE TOOLS & RELATED PRODUCTS -- 0.73%
  1,250,000 ++Thermadyne Holdings Corp.,
             02/01/14.....................  9.25     1,275,000
                                                  ------------
            MACHINERY - FARM -- 1.26%
  2,000,000 AGCO Corp., 05/01/08..........  9.50     2,195,000
                                                  ------------

 Principal                                          Value
  Amount                                   Rate    (Note 1)
-----------                               -----  ------------
CORPORATE BONDS -- (continued)
            MEDICAL - WHOLESALE DRUG
             DISTRIBUTION -- 0.63%
$ 1,000,000 Amerisourcebergen Corp.,
             11/15/12....................  7.25% $  1,087,500
                                                 ------------
            METAL - ALUMINUM -- 5.03%
  2,500,000 Century Aluminum Co.,
             04/15/08.................... 11.75     2,800,000
 12,533,000 ++Ormet Corp., In Default,
             08/15/08.................... 11.00     5,953,175
                                                 ------------
                                                    8,753,175
                                                 ------------
            MISCELLANEOUS MANUFACTURING -- 1.52%
  2,000,000 IPC Acquisition Corp.,
             12/15/09.................... 11.50     2,100,000
    500,000 Reddy Ice Group, Inc.,
             08/01/11....................  8.88       536,250
                                                 ------------
                                                    2,636,250
                                                 ------------
            MULTI-LINE INSURANCE -- 1.87%
  3,128,000 Allmerica Financial Corp.,
             10/15/25....................  7.63     3,253,120
                                                 ------------
            NON-HAZARDOUS WASTE DISPOSAL -- 1.23%
  2,000,000 Allied Waste North America,
             Series B, 08/01/09.......... 10.00     2,145,000
                                                 ------------
            OFFICE AUTOMATION & EQUIPMENT -- 0.92%
  1,500,000 Xerox Corp., 06/15/13........  7.63     1,597,500
                                                 ------------
            OIL - EXPLORATION & PRODUCTION -- 0.95%
  1,500,000 Chesapeake Energy Corp.,
             09/15/13....................  7.50     1,657,500
                                                 ------------
            OIL REFINING & MARKETING -- 2.01%
  3,000,000 Premcor Refining Group, Inc.,
             02/01/13....................  9.50     3,495,000
                                                 ------------
            PAPER & RELATED PRODUCTS -- 6.10%
            Caraustar Industries, Inc.,
  1,000,000  04/01/11....................  9.88     1,000,000
  2,000,000  06/01/09....................  7.38     2,040,000
  1,000,000 Norske Skog Canada, Series D,
             06/15/11....................  8.63     1,075,000
  3,000,000 Pacifica Papers, Inc.,
             03/15/09.................... 10.00     3,165,000
  2,000,000 Stone Container Corp.,
             02/01/11....................  9.75     2,235,000
  1,080,000 ++Stone Container Finance,
             08/15/06.................... 11.50     1,107,000
                                                 ------------
                                                   10,622,000
                                                 ------------
            PHYSICIANS PRACTICE MANAGEMENT -- 0.29%
    500,000 Ameripath, Inc., 04/01/13.... 10.50       510,000
                                                 ------------
            PRIVATE CORRECTIONS -- 0.30%
    500,000 Geo Group, Inc., 07/15/13....  8.25       527,500
                                                 ------------


                      See Notes to Financial Statements.

Excelsior Funds Trust
Portfolio of Investments -- March 31, 2004
High Yield Fund -- (continued)

 Principal                                             Value
  Amount                                      Rate    (Note 1)
-----------                                  -----  ------------
CORPORATE BONDS -- (continued)
            RADIO -- 1.47%
$ 2,450,000 Emmis Communications Corp.,
             Series B, 03/15/09.............  8.13% $  2,551,063
                                                    ------------
            REAL ESTATE INVESTMENT TRUST -- 0.65%
  1,000,000 La Quinta Corp., 03/15/11.......  8.88     1,130,000
                                                    ------------
            RENTAL AUTO/EQUIPMENT -- 1.12%
  2,000,000 ++United Rentals, Inc.,
             11/15/13.......................  7.75     1,950,000
                                                    ------------
            RETAIL - ARTS & CRAFTS -- 1.27%
  2,000,000 Michaels Stores, Inc.,
             07/01/09.......................  9.25     2,202,500
                                                    ------------
            RETAIL - DISCOUNT -- 0.56%
  1,000,000 Shopko Stores, 03/15/22.........  9.25       975,000
                                                    ------------
            RETAIL - MAJOR DEPARTMENT STORE -- 1.00%
  1,000,000 JC Penney Co., Inc.,
             03/01/10.......................  8.00     1,172,500
    500,000 Saks, Inc., 11/15/08............  8.25       562,500
                                                    ------------
                                                       1,735,000
                                                    ------------
            SATELLITE TELECOM -- 1.50%
    500,000 ++Inmarsat Finance plc,
             06/30/12.......................  7.63       521,250
  2,000,000 PanAmSat Corp., 02/01/12........  8.50     2,090,000
                                                    ------------
                                                       2,611,250
                                                    ------------
            SEISMIC DATA COLLECTION -- 1.86%
  3,000,000 Compagnie Generale de
             Geophysique S.A.,
             11/15/07....................... 10.63     3,240,000
                                                    ------------
            SOAP & CLEANING PREPARATION -- 1.25%
  2,000,000 Johnsondiversey, Inc., Series B,
             05/15/12.......................  9.63     2,180,000
                                                    ------------
            STEEL - PRODUCERS -- 2.36%
  2,000,000 AK Steel Corp., 06/15/12........  7.75     1,785,000
  2,000,000 United States Steel llc,
             08/01/08....................... 10.75     2,330,000
                                                    ------------
                                                       4,115,000
                                                    ------------
            TELEPHONE - INTEGRATED -- 3.63%
    500,000 Cincinnati Bell Telephone Co.
             MTN, 12/30/05..................  6.33       492,500
  3,000,000 Cincinnati Bell, Inc.,
             01/15/14.......................  8.38     2,940,000
    500,000 Eircom Funding, 08/15/13........  8.25       557,500
  2,000,000 ++Qwest Services Corp.,
             12/15/10....................... 13.50     2,325,000
                                                    ------------
                                                       6,315,000
                                                    ------------

 Principal                                         Value
  Amount                                  Rate    (Note 1)
-----------                               ----  ------------
            TRANSPORTATION - MARINE -- 1.96%
$ 3,000,000 Overseas Shipholding Group,
             12/01/13.................... 8.75% $  3,408,750
                                                ------------
            TRANSPORTATION - RAIL -- 1.12%
  1,750,000 Kansas City Southern,
             10/01/08.................... 9.50     1,942,500
                                                ------------
            TOTAL CORPORATE BONDS
             (Cost $165,287,387).........        168,266,370
                                                ------------
U.S. GOVERNMENT & AGENCY OBLIGATION -- 1.90%
  3,300,000 Federal Home Loan Bank,
             Discount Note, 04/01/04
             (Cost $3,299,918)........... 0.90     3,299,917
                                                ------------

  Shares
-----------
WARRANTS -- 0.00%
      8,500 +Mikohn Gaming Corp., Expires
             08/15/08 (Cost $17,500).....              3,400
                                                ------------

TOTAL INVESTMENTS (Cost $168,604,805).............  98.54% $171,569,687
OTHER ASSETS & LIABILITIES (NET)..................   1.46     2,547,060
                                                   ------  ------------
NET ASSETS........................................ 100.00% $174,116,747
                                                   ======  ============

--------
++Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2004, these securities amounted to $22,012,567 or 12.64% of net assets.
llc--Limited Liability Company
L.P.--Limited Partnership
In Default--Security in default on interest payments.
plc--public limited company
MTN--Medium Term Note
Discount Note--The rate reported on the Portfolio of Investments is the discount rate at the time of purchase.
+ Non-income producing security

                      See Notes to Financial Statements.

                                EXCELSIOR FUNDS

                         NOTES TO FINANCIAL STATEMENTS

1.  Significant Accounting Policies:

   Excelsior Funds, Inc. ("Excelsior Fund") was incorporated under the laws of the State of Maryland on August 2, 1984. Excelsior Funds Trust (the "Trust") is a statutory trust organized under the laws of the State of Delaware on April 27, 1994. Excelsior Fund and the Trust are registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as open-end diversified management investment companies with the exception of Energy and Natural Resources Fund and Real Estate Fund, each of which are non-diversified.

   Excelsior Fund and the Trust currently offer shares in sixteen and nine managed investment portfolios, respectively, each having its own investment objectives and policies. The following is a summary of significant accounting policies for the Managed Income Fund, Intermediate-Term Managed Income Fund and Short-Term Government Securities Fund, Portfolios of Excelsior Fund and High Yield Fund, a Portfolio of the Trust (the "Portfolios"). Such policies are in conformity with accounting principles generally accepted in the United States of America and are consistently followed by Excelsior Fund and the Trust in the preparation of their financial statements. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

   The High Yield Fund offers two classes of shares: Shares and Institutional Shares. The Financial Highlights of the Institutional Shares as well as the financial statements for the remaining portfolios of Excelsior Fund and the Trust are presented separately.

   (a) Portfolio valuation:

      Investments in securities that are traded on a recognized stock exchange are valued at the last sale price on the exchange on which such securities are primarily traded or at the last sale price on the national securities market. Securities traded over-the-counter are valued each business day on the basis of closing over-the-counter bid prices. Securities for which there were no transactions are valued at the average of the most recent bid prices (as calculated by an independent pricing service (the "Service") based upon its evaluation of the market for such securities) when, in the judgment of the Service, quoted bid prices for securities are readily available and are representative of the bid side of the market. Short-term debt instruments with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities and other assets for which market quotations are not readily available are valued at fair value pursuant to guidelines adopted by the Board of Directors with regard to Excelsior Fund or the Board of Trustees with regard to the Trust.

      Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors under the direction of the Board of Directors with regard to Excelsior Fund or the Board of

   Trustees with regard to the Trust. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

      Investments in foreign debt securities having maturities of 60 days or less are valued at amortized cost, which approximates market value. All other foreign securities are valued at the last current bid quotation if market quotations are available, or at fair value as determined in accordance with policies established by the Board of Directors with regard to Excelsior Fund or the Board of Trustees with regard to the Trust. For valuation purposes, quotations of foreign securities in foreign currency are converted to United States dollars equivalent at the prevailing market rate on the day of conversion. The Portfolios do isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon sale or maturity of foreign currency denominated debt obligations for Federal income tax purposes. The Portfolios report gains and losses on foreign currency related transactions as realized and unrealized gains and losses for financial reporting purposes, whereas such components are treated as ordinary income or loss for Federal income tax purposes.

   (b) Security transactions and investment income:

      Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, adjusted for amortization of premiums and, when appropriate, discounts on investments, is earned from settlement date and is recorded on the accrual basis.

   (c) Concentration of risks:

      The High Yield Bond Fund is subject to special risks associated with investments in high yield bonds, which involve greater risk of default or downgrade and are more volatile than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of high yield bonds may be more susceptible than other issuers to economic downturns. High yield bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

   (d) Repurchase agreements:

      The Portfolios may purchase portfolio securities from financial institutions deemed to be creditworthy by the investment adviser subject to the seller's agreement to repurchase and the Portfolios' agreement to resell such securities at mutually agreed upon prices. Securities purchased subject to such repurchase agreements are deposited with the Portfolios' custodian or sub-custodian or are maintained in the Federal Reserve/Treasury book-entry system and must have, at all times, an aggregate market value not less than the repurchase price (including accrued interest).

      If the value of the underlying securities falls below the value of the repurchase price, the Portfolios will require the seller to deposit additional collateral by the next business day. Default or bankruptcy of the seller may, however, expose the applicable Portfolio to possible delay in connection with the disposition of the underlying securities or loss to the extent that proceeds from a sale of the underlying securities were less than the repurchase price under the agreement.

   (e) TBA purchase commitments:

      The Managed Income Fund, Intermediate-Term Managed Income Fund and Short-Term Government Securities Fund may enter into "TBA" (To Be Announced) purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which is in addition to the risk of decline in the value of the Fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Portfolio valuation" above.

   (f) Mortgage dollar rolls:

      The Portfolios may enter into mortgage dollar rolls (principally in securities referred to as TBAs, see Note 1e) in which the Portfolios sell mortgage securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities at an agreed upon price on a fixed date. The Portfolios account for such dollar rolls as purchases and sales and receive compensation as consideration for entering into the commitment to repurchase. The Portfolios must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that the Portfolios are required to purchase may decline below the agreed upon repurchase price of those securities.

   (g) Distributions to shareholders:

      Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforwards, are distributed to shareholders at least annually. Dividends and distributions are recorded on ex-dividend date.

   (h) Expense allocation:

      Expenses incurred by Excelsior Fund and the Trust with respect to any two or more of their respective Portfolios are allocated in proportion to the average net assets of each of their respective Portfolios, except where allocations of direct expenses to each Portfolio can be fairly made. Expenses directly attributable to a Portfolio are charged to that Portfolio. Shareholder servicing fees relating to a specific class are charged directly to that class.

2. Investment Advisory Fee, Administration Fee, Shareholder Servicing Fees and Related Party Transactions:

   United States Trust Company of New York ("U.S. Trust NY") and U.S. Trust Company, N.A. (together the "Adviser"), acting through their respective registered investment advisory divisions, U.S. Trust New York Asset Management Division and U.S. Trust Company, N.A. Asset Management Division, serve as the investment adviser to the Portfolios. For the services provided pursuant to the Investment Advisory Agreements, the Adviser receives a fee, computed daily and paid monthly, at the annual rates of 0.75% of the average daily net assets of the Managed Income Fund, 0.35% of the average daily net assets of the Intermediate-Term Managed Income Fund, 0.30% of the average daily net assets of the Short-Term Government Securities Fund and 0.80% of the average daily net assets of the High Yield Fund.

U.S. Trust NY is a state-chartered bank and trust company and a member bank of the Federal Reserve System. U.S. Trust Company, N.A. is a national bank organized under the laws of the United States. Each is a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company. U.S. Trust Corporation is a wholly-owned subsidiary of The Charles Schwab Corporation ("Schwab").

   U.S. Trust Company, N.A., SEI Investments Global Funds Services and Federated Services Company (collectively, the "Administrators") provide administrative services to Excelsior Fund and the Trust. For the services provided to the Portfolios, the Administrators are entitled jointly to annual fees, computed daily and paid monthly, based on the combined aggregate average daily net assets of Excelsior Fund, Excelsior Tax-Exempt Fund and the Trust (excluding the international equity portfolios of Excelsior Fund and the Trust), all of which are affiliated investment companies, as follows: 0.200% of the first $200 million, 0.175% of the next $200 million, and 0.150% over $400 million. Administration fees payable by each Portfolio of the three investment companies are determined in proportion to the relative average daily net assets of the respective Portfolios for the period paid. Until further notice to the Portfolios, U.S. Trust Company, N.A. has voluntarily agreed to waive a portion of its administration fee in an amount equal to an annual rate of 0.04% of the average daily net assets of each Portfolio. For the year ended March 31, 2004, administration fees charged by U.S. Trust Company, N.A. net of waivers, were as follows:

                                                       Waiver of         Net
                                      Administration Administration Administration
                                           Fees           Fees           Fees
                                      -------------- -------------- --------------
Managed Income Fund..................    $337,795       $112,465       $225,330
Intermediate-Term Managed Income Fund     480,637        159,864        320,773
Short-Term Government Securities Fund     582,175        193,762        388,413
High Yield Fund......................     218,830         72,773        146,057

   From time to time, in their sole discretion, U.S. Trust may undertake to waive a portion or all of the fees payable to them and also may reimburse the Portfolios for a portion of other expenses. For the year ended March 31, 2004, U.S. Trust has contractually agreed to waive investment advisory fees and to reimburse other ordinary operating expenses to the extent necessary to keep total operating expenses from exceeding the following annual percentages of each Portfolio's average daily net assets:

Managed Income Fund.................. 0.90%
Intermediate-Term Managed Income Fund 0.65%
Short-Term Government Securities Fund 0.60%
High Yield Fund--Shares.............. 1.05%
High Yield Fund--Institutional Shares 0.80%

   For the year ended March 31, 2004, pursuant to the above, U.S. Trust waived investment advisory fees as follows:

Managed Income Fund $497,199
High Yield Fund....  369,302

   The Portfolios have entered into shareholder servicing agreements with various service organizations, which may include Schwab, U.S. Trust and affiliates of U.S. Trust. Services included in the servicing agreements are assisting in processing purchase, exchange, and redemption requests; transmitting and receiving funds in connection with customer orders to purchase, exchange or redeem shares; and providing periodic statements. Shareholder servicing fees are incurred on a Portfolio and class level (where applicable). As a consideration for these services, each service organization receives a fee, computed daily and paid monthly, at an annual rate up to 0.25% (0.40% prior to July 29, 2003) of the average daily net assets of its shares held by each service organizations' customers.

   U.S. Trust has voluntarily agreed to waive investment advisory and administration fees payable in an amount equal to the shareholder servicing fees payable to affiliates.

   For the year ended March 31, 2004, shareholder servicing fees paid to Schwab, U.S. Trust and affiliates of U.S. Trust:

                                                 Amount
                                               Waived as      Amount
                                               Investment   Waived as
                                       Amount   Advisory  Administration
                                        Paid      Fees         Fees
                                      -------- ---------- --------------
Managed Income Fund.................. $147,124  $ 69,879           --
Intermediate-Term Managed Income Fund  375,427   347,323           --
Short-Term Government Securities Fund  520,099   472,527           --
High Yield Fund......................  160,269    13,304     $114,749

   Edgewood Services, Inc. ("the Distributor"), a wholly-owned subsidiary of Federated Investors, Inc., serves as the distributor of Excelsior Fund and the Trust. Shares of each Portfolio are sold without a sales charge on a continuous basis by the Distributor.

   Boston Financial Data Services, Inc. ("BFDS") serves as transfer agent to the Portfolios.

   The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, under which the Shares of High Yield Fund may compensate the Distributor monthly for its services which are intended to result in the sale of Portfolio Shares, in an amount not to exceed the annual rate of 0.25% of the daily net asset value of the Portfolio's outstanding shares. The Trust has voluntarily agreed to stop charging fees under the Distribution Plan and no fees have been charged for the year ended March 31, 2004.

   Each Independent Director of Excelsior Fund receives an annual fee of $15,000, plus a meeting fee of $2,500 for each meeting attended. The Chairman receives an additional annual fee of $7,500. Each member of the Nominating Committee receives an annual fee of $2,000 for services in connection with this committee, plus a meeting fee of $1,000 for each meeting attended. Independent Trustees of the Trust receive an annual fee of $6,000, plus a meeting fee of $1,000 for each meeting attended. The Chairman receives an additional fee of $5,000. Each member of the Nominating Committee receives an annual fee of $1,000 for services in connection with this committee, plus a meeting fee of $1,000 for each meeting attended. In addition, Directors and Trustees are reimbursed by Excelsior Fund and the Trust, respectively, for reasonable expenses incurred when acting in their capacity as Directors and Trustees.

3.  Purchases, Sales and Maturities of Securities:

   For the year ended March 31, 2004, purchases, sales and maturities of securities, excluding short-term investments, for the Portfolios aggregated:

                                                    Sales and
                                       Purchases    Maturities
                                      ------------ ------------
Managed Income Fund
   U.S. Government................... $169,402,076 $187,681,036
   Other.............................   36,231,473   39,496,011
Intermediate-Term Managed Income Fund
   U.S. Government...................  176,426,072  116,158,776
   Other.............................  147,167,335  150,815,116
Short-Term Government Securities Fund
   U.S. Government...................  805,433,683  892,867,005
   Other.............................  153,656,989   68,760,522
High Yield Fund
   U.S. Government...................    4,697,813    4,507,031
   Other.............................  258,828,439  261,482,964

4.  Federal Taxes:

   It is the policy of Excelsior Fund and the Trust that each Portfolio continue to qualify as regulated investment companies, by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies and by distributing substantially all of its taxable earnings to its shareholders.

   In order to avoid a Federal excise tax, each Portfolio is required to distribute certain minimum amounts of net realized capital gain and net investment income for the respective periods ending October 31 and December 31 in each calendar year.

   Dividends and distributions are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for deferral of losses on wash sales, defaulted bonds, market discount, and net capital losses incurred after October 31 and within the taxable year

("Post-October losses"). To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise. Accordingly, the following reclassifications have been made to/from the following accounts:

                                      Undistributed  Accumulated
                                      Net Investment Net Realized
                                          Income     Gain (Loss)  Paid-In Capital
                                      -------------- ------------ ---------------
Managed Income Fund..................   $  197,984   $  (197,984)            --
Intermediate-Term Managed Income Fund    1,485,777    (1,485,777)            --
Short-Term Government Securities Fund    2,589,265    (2,589,265)            --
High Yield Fund......................    2,703,085       457,573    $(3,160,658)

   The tax character of dividends and distributions declared during the years ended March 31, 2004 and March 31, 2003 were as follows:

                                       Ordinary     Long-Term    Return of
                                        Income    Capital Gains   Capital      Total
                                      ----------- ------------- ----------- -----------
Managed Income Fund
   2004.............................. $12,669,037  $2,777,932            -- $15,446,969
   2003..............................  14,203,922     226,594            --  14,430,516
Intermediate-Term Managed Income Fund
   2004..............................  15,706,998   4,116,483            --  19,823,481
   2003..............................  19,225,536   1,257,959            --  20,483,495
Short-Term Government Securities Fund
   2004..............................  15,034,872          --            --  15,034,872
   2003..............................  14,149,448     456,543            --  14,605,991
High Yield Fund
   2004..............................  10,866,812          --   $ 3,160,658  14,027,470
   2003..............................  42,429,596          --    20,720,784  63,150,380

   As of March 31, 2004 the components of distributable earnings (accumulated losses) on a tax basis were as follows:

                                                      Post-                                   Other
                           Ordinary    Long-Term     October    Capital Loss   Unrealized   Temporary
                            Income   Capital Gains   Losses     Carryforward  Appreciation  Difference      Total
                          ---------- ------------- -----------  ------------  ------------ -----------  ------------
Managed Income Fund...... $1,183,914  $1,030,908            --            --  $12,628,187  $  (993,187) $ 13,849,822
Intermediate-Term Managed
 Income Fund.............  1,205,715     568,739            --            --   12,441,407   (1,205,711)   13,010,150
Short-Term Government
 Securities Fund.........  1,217,545          --            --  $ (1,481,228)   1,815,113   (1,218,443)      332,987
High Yield Fund..........         --          --   $(3,430,494)  (59,742,362)   2,983,328   (1,707,604)  (61,897,132)

   Post-October losses are deemed to arise on the first business day of a Fund's next taxable year.

   For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. To the extent that such carryforwards are utilized, capital gain distributions will be reduced. At March 31, 2004, the following Portfolios had capital loss carryforwards for Federal tax purposes available to offset future net capital gains through the indicated expiration dates:

                                 Expiration Date Expiration Date Expiration Date
                                 March 31, 2010  March 31, 2011  March 31, 2012     Total
                                 --------------- --------------- --------------- -----------
Short-Term Government Securities
  Fund..........................           --               --     $ 1,481,228   $ 1,481,228
High Yield Fund.................   $2,181,571      $17,456,849      40,103,942    59,742,362

   At March 31, 2004, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value is as follows:

                                        Federal     Tax Basis     Tax Basis
                                          Tax       Unrealized    Unrealized   Net Unrealized
                                         Cost      Appreciation (Depreciation)  Appreciation
                                      ------------ ------------ -------------- --------------
Managed Income Fund.................. $257,979,624 $13,257,575   $  (629,388)   $12,628,187
Intermediate-Term Managed Income Fund  397,454,706  12,730,004      (288,597)    12,441,407
Short-Term Government Securities Fund  466,565,544   2,654,365      (839,252)     1,815,113
High Yield Fund......................  168,586,359   6,935,951    (3,952,623)     2,983,328

5.  Capital Transactions:

   Excelsior Fund has authorized capital of 35 billion shares of Common Stock,
29.3756 billion of which is currently classified to represent interests in certain classes of shares. Authorized capital currently classified for each Portfolio is as follows: 750 million shares of the Managed Income Fund, 1.5 billion shares of the Intermediate-Term Managed Income Fund, and 1 billion shares of the Short-Term Government Securities Fund. Each share has a par value of $0.001 and represents an equal proportionate interest in the particular Portfolio with other shares of the same Portfolio, and is entitled to such dividends and distributions of taxable earnings on the assets belonging to such Portfolio as are declared at the discretion of Excelsior Fund's Board of Directors. The Trust currently has authorized an unlimited number of shares of beneficial interest of each class of each Portfolio. Each share has a par value of $0.00001 and represents an equal proportionate interest in the particular Portfolio with other shares of the same Portfolio, and is entitled to such dividends and distributions of taxable earnings on the assets belonging to such Portfolio as are declared at the discretion of the Trust's Board of Trustees.

                                                    Managed Income Fund
                                    --------------------------------------------------
                                           Year Ended                Year Ended
                                            03/31/04                  03/31/03
                                    ------------------------  ------------------------
                                      Shares       Amount       Shares       Amount
                                    ----------  ------------  ----------  ------------
Sold...............................  6,431,529  $ 60,736,685  10,169,254  $ 94,109,119
Issued as reinvestment of dividends    447,581     4,191,949     365,026     3,382,307
Redeemed........................... (9,433,164)  (88,509,497) (7,142,371)  (66,072,813)
                                    ----------  ------------  ----------  ------------
Net Increase (Decrease)............ (2,554,054) $(23,580,863)  3,391,909  $ 31,418,613
                                    ==========  ============  ==========  ============


                                              Intermediate-Term Managed Income Fund
                                     ------------------------------------------------------
                                             Year Ended                  Year Ended
                                              03/31/04                    03/31/03
                                     --------------------------  --------------------------
                                        Shares        Amount        Shares        Amount
                                     -----------  -------------  -----------  -------------
Sold................................  17,987,899  $ 133,005,733   25,421,360  $ 185,060,507
Issued as reinvestment of dividends.     161,101      1,185,497      119,659        872,324
Redeemed............................ (17,028,047)  (125,933,806)  (9,301,165)   (67,792,241)
                                     -----------  -------------  -----------  -------------
Net Increase........................   1,120,953  $   8,257,424   16,239,854  $ 118,140,590
                                     ===========  =============  ===========  =============

                                              Short-Term Government Securities Fund
                                     ------------------------------------------------------
                                             Year Ended                  Year Ended
                                              03/31/04                    03/31/03
                                     --------------------------  --------------------------
                                        Shares        Amount        Shares        Amount
                                     -----------  -------------  -----------  -------------
Sold................................  52,359,121  $ 379,822,103   68,119,920  $ 495,272,695
Issued as reinvestment of dividends.     222,097      1,603,649      180,819      1,316,935
Redeemed............................ (55,936,678)  (405,102,072) (27,201,510)  (198,060,431)
                                     -----------  -------------  -----------  -------------
Net Increase (Decrease).............  (3,355,460) $ (23,676,320)  41,099,229  $ 298,529,199
                                     ===========  =============  ===========  =============

                                                         High Yield Fund
                                     ------------------------------------------------------
                                             Year Ended                  Year Ended
                                              03/31/04                    03/31/03
                                     --------------------------  --------------------------
                                        Shares        Amount        Shares        Amount
                                     -----------  -------------  -----------  -------------
Sold:
   Shares...........................  32,989,833  $ 146,064,602   26,619,786  $ 124,891,845
   Institutional Shares.............   1,199,226      5,249,685    5,477,986     28,689,696
Issued as reinvestment of dividends:
   Shares...........................     367,138      1,637,682      991,149      4,442,208
   Institutional Shares.............       6,757         29,643       90,125        471,712
Redeemed:
   Shares........................... (34,133,033)  (152,384,928) (22,541,900)   (99,348,474)
   Institutional Shares.............  (5,737,764)   (25,636,287)  (4,001,115)   (17,456,381)
                                     -----------  -------------  -----------  -------------
Net Increase (Decrease).............  (5,307,843) $ (25,039,603)   6,636,031  $  41,690,606
                                     ===========  =============  ===========  =============

6.  Line of Credit:

   The Portfolios and other affiliated funds participate in a $50 million unsecured line of credit provided by a syndication of banks, under a line of credit agreement. Borrowings may be made to temporarily finance the redemption of Portfolio shares. Interest is charged to each Portfolio, based on its borrowings, at a rate equal to the Federal Funds Rate plus up to 0.50% per year. In addition, a commitment fee, equal to an annual rate of 0.15% of the average daily unused portion of the line of credit, is allocated among the participating Portfolios at the end of each quarter, and is included in miscellaneous expenses on the Statements of Operations. For the year ended March 31, 2004, the Portfolios had no borrowings under the agreement.

7.  Guarantees:

   In the normal course of business, the Portfolios enter into contracts that provide general indemnifications. The Portfolios' maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios, and therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

8.  Legal Proceedings:

   U.S. Trust Company, N.A., United States Trust Company of New York, the investment advisers (the "Adviser") of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust (collectively the "Companies") and the Companies have been contacted by the Office of the New York State Attorney General (the "NYAG") and the Adviser has been contacted by the Securities and Exchange Commission (the "SEC") in connection with their investigation of practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares (the "Investigations"). The Adviser has also been contacted, through its parent, by the U.S. Attorney's Office in San Francisco and the Attorney General of the State of West Virginia (the "WVAG") with inquiries regarding the same subject matter. The Adviser and the Companies have been providing full cooperation with respect to these investigations, and continue to review the facts and circumstances relevant to the investigations.

   Four class actions suits have been filed against the Companies and the
Adviser: James Page Jr. v. Charles Schwab et al. (filed on November 20, 2003 in the United States District Court for the Northern District of California); A. Joseph Szydlowski v. Charles Schwab et al. (filed December 4, 2003 in the United States District Court for the Southern District of New York); Wilson v. Excelsior Funds, et al. (filed December 10, 2003 in the United States District Court for the Southern District of New York); and John R. Granelli v. Charles Schwab, et al. (filed January 20, 2004 in the United States District Court for the Southern District of New York). While details in each suit vary, in general each alleges that during the Class Period, the Adviser, the Companies and others allowed certain parties and others to engage in illegal and improper trading practices, which caused financial injury to the shareholders of the Companies. Each demands unspecified monetary damages. The Wilson complaint also demands a rescission of the contract with the advisers.

   A fifth class action complaint, styled Mike Sayegh v. Janus Capital Corp. et al., was filed in Los Angeles Superior Court on or about October 22, 2003. On or about December 3, 2003, the Companies were served with a copy of the complaint in Sayegh on the basis that they were one of the several Doe Defendants named in the complaint. The complaint alleges violations of the California Business and Professions Code, arising from improper trading activities, and seeks injunctive, declaratory, and other equitable relief in addition to unspecified monetary damages. The extent to which and capacity in which the Funds may have had any role in the allegations contained therein is currently unclear.

   In addition, a derivative action, styled Richard Elliott v. Charles Schwab Corporation, et al., No. 04 CV 2262, which is purportedly brought on behalf of Excelsior High Yield Fund and Excelsior Funds Trust, alleges violations of
Section 36 of the Investment Company Act, 15 U.S.C. (S) 80a-35(b) and the common law breach of fiduciary duty by Schwab, the Adviser and certain directors of the Companies. This action has not yet been served on the Companies or their directors.

   The Adviser and the Companies are evaluating the claims in these complaints and intend to vigorously defend against them. The Adviser anticipates consolidation of these suits is possible. On February 20, 2004, the Judicial Panel on Multi-District Litigation issued an order transferring 96 actions involving allegations of mutual fund late trading and market timing to the United States District Court for the District of Maryland, for coordinated or consolidated pretrial proceedings ("MDL 1586"). On March 3, 2004, however, the Panel issued a Conditional Transfer Order which transferred additional "tag along cases" to MDL 1586, including the Sayegh, Page and Wilson actions. The Adviser expects that most or all of the civil actions regarding alleged late trading and/or market timing, which are pending in federal courts, will ultimately be transferred to MDL 1586.

   Based on currently available information, the Adviser believes that the likelihood is remote that the pending private lawsuits and Investigations will have a material adverse financial impact on the Companies, and that the pending Investigations and private lawsuits are not likely to materially affect its ability to provide investment management services to the Companies.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Shareholders and Boards of Directors/Trustees of Excelsior Funds, Inc. and Excelsior Funds Trust

   We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Managed Income, Intermediate-Term Managed Income, Short-Term Government Securities, and High Yield Funds (three of the portfolios constituting the Excelsior Funds, Inc., and one of the portfolios constituting the Excelsior Funds Trust) (collectively, the "Funds") as of March 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Managed Income, Intermediate-Term Managed Income, Short-Term Government Securities, and High Yield Funds at March 31, 2004, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                        /s/ Ernst & Young LLP

Boston, Massachusetts
May 7, 2004

  Directors/Trustees and Officers of the Excelsior Funds Complex (Unaudited)

   Information pertaining to the directors/trustees and officers of Excelsior Fund, Excelsior Tax-Exempt Fund and Excelsior Funds Trust (each a "Company" and collectively, the "Excelsior Funds Complex") is set forth below.
Directors/Trustees who are not deemed to be "interested persons" of the Excelsior Funds Complex as defined in the 1940 Act are referred to as "Independent Board Members." Directors/Trustees who are deemed to be "interested persons" of the Excelsior Funds Complex are referred to as "Interested Board Members."

                                                                                               Number of
                                                                                             Portfolios in
                                                                                               Excelsior
                                     Term of                                                     Funds
                                    Office and                                                  Complex        Other
                     Position(s)    Length of                                                 Overseen by  Directorships
  Name, Address,    Held with each     Time                Principal Occupation(s)               Board     Held by Board
      Age(1)           Company      Served(2)                During Past 5 Years               Member(3)     Member(4)
  --------------    -------------- ------------- ------------------------------------------- ------------- -------------
INTERESTED BOARD MEMBER
James L. Bailey(5)  Director/      Since         Executive Vice President of U.S. Trust           N/A           N/A
 114 West 47th      Trustee        February 2004 Corporation and U.S. Trust New York
 Street                                          (since January 2003); President, Excelsior
 New York, NY                                    Fund, Excelsior Tax-Exempt Fund and
 10036                                           Excelsior Funds Trust (since May 2003);
 Age: 58                                         Consultant in the financial services
                                                 industry (from August 2000 to January
                                                 2003); Executive Vice President of Citicorp
                                                 (1992 to August 2000).

INDEPENDENT BOARD MEMBERS
Frederick S. Wonham Director/      Since 1997    Retired; Chairman of the Board (since            32           None
 Age: 72            Trustee,                     1997) and President, Treasurer and
                    Chairman of                  Director (since 1995) of Excelsior Fund
                    the Board                    and Excelsior Tax-Exempt Fund; Chairman
                                                 of the Boards (since 1997), President,
                                                 Treasurer and Trustee (since 1995) of
                                                 Excelsior Funds Trust; Vice Chairman of
                                                 U.S. Trust Corporation and U.S. Trust New
                                                 York (from February 1990 until September
                                                 1995); and Chairman, U.S. Trust Company
                                                 (from March 1993 to May 1997).

Rodman L. Drake     Director/      Since 1994    Director of Excelsior Fund and Excelsior         32              4
 Age: 61            Trustee                      Tax-Exempt Fund (since 1996); Trustee of
                                                 Excelsior Funds Trust (since 1994);
                                                 Director, Parsons Brinkerhoff, Inc.
                                                 (engineering firm) (since 1995); President,
                                                 Continuation Investments Group, Inc.
                                                 (since 1997); President, Mandrake Group
                                                 (investment and consulting firm) (1994-
                                                 1997); Chairman, MetroCashcard
                                                 International Inc. (since 1999); Director,
                                                 Hotelivision, Inc. (since 1999); Director,
                                                 Alliance Group Services, Inc. (since 1998);
                                                 Director, Clean Fuels Technology Corp.
                                                 (since 1998); Director, Absolute Quality
                                                 Inc. (since 2000); Director, Hyperion Total
                                                 Return Fund, Inc. and three other funds
                                                 for which Hyperion Capital Management,
                                                 Inc. serves as investment adviser (since
                                                 1991); Director, The Latin America Smaller
                                                 Companies Fund, Inc. (from 1993 to 1998).

                                                                                          Number of
                                                                                        Portfolios in
                                                                                          Excelsior
                                Term of                                                     Funds
                               Office and                                                  Complex        Other
                Position(s)    Length of                                                 Overseen by  Directorships
Name, Address, Held with each     Time                Principal Occupation(s)               Board     Held by Board
    Age(1)        Company      Served(2)                During Past 5 Years               Member(3)     Member(4)
-------------- -------------- ------------- ------------------------------------------- ------------- -------------
Mel Hall       Director/      Since 2000    Director of Excelsior Fund and Excelsior         32           None
 Age: 59       Trustee                      Tax-Exempt Fund (since July 2000);
                                            Trustee of Excelsior Funds Trust (since
                                            July 2000); Chief Executive Officer,
                                            Comprehensive Health Services, Inc.
                                            (health care management and
                                            administration).

Roger M. Lynch Director/      Since 2001    Retired; Director of Excelsior Fund and          32           None
 Age: 63       Trustee                      Excelsior Tax-Exempt Fund and Trustee of
                                            Excelsior Funds Trust (since September
                                            2001); Chairman of the Board of Trustees
                                            of Fairfield University (since 1996);
                                            Director, SLD Commodities, Inc.
                                            (importer of nuts) (since 1991); President,
                                            Corporate Asset Funding Co., Inc. (asset
                                            securitization) (from 1987 to 1999);
                                            General Partner (from 1980 to 1986) and
                                            Limited Partner (from 1986 to 1999),
                                            Goldman Sachs & Co.; Chairman,
                                            Goldman Sachs Money Markets, Inc. (from
                                            1982 to 1986).

Jonathan Piel  Director/      Since 1994    Director, Excelsior Funds, Inc. and              32           None
 Age: 65       Trustee                      Excelsior Tax-Exempt Funds, Inc. (since
                                            1996); Trustee, Excelsior Funds Trust
                                            (since 1994); Director, Group for the
                                            South Fork, Bridgehampton, NY (since
                                            1993). Retired in 1994 as The Editor,
                                            Scientific American and Vice President,
                                            Scientific American, Inc.

OFFICERS
Mary Martinez  Executive      Since         Managing Director U.S. Trust Company             N/A           N/A
 114 West 47th Vice President February 2004 and Chief Operating Officer of Investment
 Street                                     Products (since 2003); Managing Director
 New York, NY                               and Director of Relationship Management
 10036                                      Service, Marketing, Information and
 Age: 44                                    Technology at Bessemer Trust (1998 to
                                            2003).

Joseph Trainor Vice President Since         Managing Director U. S. Trust Company            N/A           N/A
 114 West 47th                February 2004 (since 2003); President of MFS
 Street                                     Institutional Advisors (1998 to 2002).
 New York, NY
 10036
 Age: 43

                                                                                                 Number of
                                                                                               Portfolios in
                                                                                                 Excelsior
                                       Term of                                                     Funds
                                      Office and                                                  Complex        Other
                      Position(s)     Length of                                                 Overseen by  Directorships
   Name, Address,    Held with each      Time                Principal Occupation(s)               Board     Held by Board
       Age(1)           Company       Served(2)                During Past 5 Years               Member(3)     Member(4)
   --------------    --------------- ------------- ------------------------------------------- ------------- -------------
Agnes Mullady        Treasurer       Since         Senior Vice President, U.S. Trust Company        N/A           N/A
 225 High Ridge      Chief Financial February 2004 (since 2004); Chief Financial Officer,
 Road                and Chief                     AMIC Distribution Partners, (2002 to
 Stamford,           Accounting                    2004); Controller Reserve Management
 CT 06905            Officer                       Corporation, Reserve Management
 Age : 45                                          Company, Inc. and Reserve Partners, Inc.
                                                   (2000 to 2002); Vice President and
                                                   Treasurer, Northstar Funds; Senior Vice
                                                   President and Chief Financial Officer,
                                                   Northstar Investment Management Corp.;
                                                   President and Treasurer, Northstar
                                                   Administrators Corp.; and Vice President
                                                   and Treasurer, Northstar Distributors, Inc.
                                                   (1993 to 2000).

Frank Bruno          Vice President  Since 2001    Vice President, U.S. Trust Company (since        N/A           N/A
 225 High Ridge      and Assistant                 1994); Vice President and Assistant
 Road                Treasurer                     Treasurer, Excelsior Fund, Excelsior Tax-
 Stamford, CT                                      Exempt Fund and Excelsior Funds Trust
 06905                                             (since February 2001).
 Age: 44

Joseph Leung         Vice President  Since         Vice President, U.S. Trust Company (since        N/A           N/A
 225 High Ridge      and Assistant   May 2003      March 2003); Vice President and Assistant
 Road                Treasurer                     Treasurer, Excelsior Fund, Excelsior Tax-
 Stamford, CT                                      Exempt Fund and Excelsior Funds Trust
 06905                                             (since May 2003); Vice President of Merrill
 Age: 38                                           Lynch & Co. (from 2000 to 2002);
                                                   Treasurer, Vice President and Chief
                                                   Accounting Officer of Midas Funds, Bexil
                                                   Fund, Tuxis Fund, Global Income Fund
                                                   and Winmill & Co. Incorporated (from
                                                   1995 to 2000).

Michael R. Rosella,  Acting          Since         Partner, Paul, Hastings, Janofsky & Walker       N/A           N/A
 Esq.                Secretary and   February 2004 LLP (law firm) (since 2000); Partner,
 75 East 55th Street Chief Legal                   Battle Fowler LLP (law firm) (1988 to
 New York, NY        Officer                       2000).
 10022
 Age: 46

Lee Wilcox           Assistant       Since         Employed by SEI Investments since June           N/A           N/A
 530 E. Swedesford   Treasurer       June 2002     2002. Director of Fund Accounting, SEI
 Road                                              Investments since June 2002. Senior
 Wayne, PA 19087                                   Operations Manager of Deutsche Bank
 Age: 42                                           Global Fund Services (2000-2002),
                                                   PricewaterhouseCoopers LLP (1995-2000),
                                                   United States Army (1982-1992).

                                                                                        Number of
                                                                                      Portfolios in
                                                                                        Excelsior
                                 Term of                                                  Funds
                                Office and                                               Complex        Other
                  Position(s)   Length of                                              Overseen by  Directorships
 Name, Address,  Held with each    Time             Principal Occupation(s)               Board     Held by Board
     Age(1)         Company     Served(2)             During Past 5 Years               Member(3)     Member(4)
 --------------  -------------- ---------- ------------------------------------------ ------------- -------------
Timothy D. Barto Assistant      Since 2001 Employed by SEI Investments since               N/A           N/A
 One Freedom     Treasurer                 October 1999. Vice President and
 Valley Drive                              Assistant Secretary of SEI Investments
 Oaks, PA 19456                            since December 1999. Associate at
 Age: 36                                   Dechert, Price & Rhoads (1997-1999).
                                           Associate at Richter, Miller & Finn (1993-
                                           1997).

--------
(1) Each director/trustee may be contacted by writing to Excelsior Funds, One Freedom Valley Drive, Oaks, PA 19456.
(2) Each director/trustee shall hold office until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed. The president, treasurer and secretary of each Company shall hold office for a one year term and until their respective successors are chosen and qualified, or in each case until he or she sooner dies, resigns is removed, or becomes disqualified in accordance with each Company's by-laws.
(3) The Excelsior Funds Complex consists of all registered investment companies (Excelsior Fund, Excelsior Tax-Exempt Fund and Excelsior Funds Trust) for which U.S. Trust serves as investment adviser. As of March 31, 2004, the Excelsior Funds Complex consisted of 32 Funds.
(4) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.
(5) Mr. James L. Bailey is a board member who is deemed to be an "interested person" of the Excelsior Funds Complex, as that term is defined in the 1940 Act, because he is an Executive Vice President of the Investment Adviser.

For more information regarding the Directors/Trustees and Officers, please refer to the Statement of Additional Information, which is available upon request by calling 1-800-446-1012.

                     Federal Tax Information: (Unaudited)

   For the year ended March 31, 2004, the designation of long-term capital gains and the percentage of income earned from direct treasury obligations were as follows:

                                              20%          15%      Treasury
                                           Long-Term    Long-Term    Income
                                          Capital Gain Capital Gain  Earned
                                          ------------ ------------ --------
    Managed Income Fund..................  $2,200,401   $  577,531   12.81%
    Intermediate-Term Managed Income Fund   3,102,050    1,014,433    9.90%
    Short-Term Government Securities Fund          --           --   12.88%
    High Yield Fund......................          --           --    1.00%




                                                                   AR-TXBL-0304

Excelsior Funds Trust
Statements of Assets and Liabilities
March 31, 2004
--------------------------------------------------------------------------------

                                                                         Equity
                                                                          Core
                                                                          Fund
                                                                        --------
Assets:
   Cash..............................................................   $    100
   Receivable for fund shares sold...................................    242,090
                                                                        --------
      Total Assets                                                       242,190

                                                                        --------
Net Assets                                                              $242,190
                                                                        ========

Net Assets Consist of:
   Par value (Note 4)................................................   $     --
   Paid in capital in excess of par value............................    242,190
                                                                        --------
Net Assets...........................................................   $242,190
                                                                        ========

Net Assets:
   Shares............................................................    242,190
Shares outstanding (Note 4)
   Shares............................................................     24,219
Net Asset Value Per Share (net assets / shares outstanding):
                                                                        ========
      Shares.........................................................   $  10.00
                                                                        ========

--------------------------------------------------------------------------------

                              Excelsior Funds Trust
                          Notes to Financial Statements
                                 March 31, 2004

1.   Significant Accounting Policies:

     Excelsior Funds Trust (the "Trust") is a statutory trust organized under the laws of the State of Delaware on April 27, 1994. The Trust is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end diversified management investment company. The Trust currently offers shares in nine managed investment portfolios, each having its own investment objectives and policies. The following is a summary of significant accounting policies for Excelsior Equity Core Fund (the "Portfolio"). Such policies are in conformity with accounting principles generally accepted in the United States of America and are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     The Portfolio offers two classes of shares: Institutional Shares and Shares. As of March 31, 2004, only the Shares class had commenced operations. The Portfolio commenced operations on March 31, 2004 when it received its first shareholder activity.

     The financial statements of the remaining portfolios of Excelsior Funds Trust are presented separately.

          Portfolio valuation: Investments in securities that are traded on a recognized domestic stock exchange are valued at the last sale price on the exchange on which such securities are primarily traded or at the last sale price on a national securities market. Securities traded over-the-counter are value each business day on the basis of closing over-the-counter bid prices. Equity securities that are traded on the NASDAQ National Market System for which quotations are readily available are valued at the official closing price. Securities for which there were no transactions are valued at the average of the most recent bid and asked prices (as calculated by an independent pricing service (the "Service") based upon its evaluation of the market for such securities) when, in the judgment of the Service, quoted bid and asked prices for securities are readily available and are representative of the market. Bid price is used when no asked price is available.

     Securities for which market quotations are not readily available are valued at fair value pursuant to guidelines adopted by the Board of Trustees. Short-term debt instruments with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

     Security transactions and investment income: Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, adjusted for amortization of discounts and premiums on investments, is earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

     Distributions to shareholders: Dividends equal to all or substantially all of the Portfolio's will be declared and paid at least quarterly. Net realized capital gains, unless offset by any available capital loss carryforward are distributed at least annually.

     Repurchase agreements: The Portfolio may purchase portfolio securities from financial institutions deemed to be creditworthy by the investment adviser subject to the seller's agreement to repurchase and the Portfolio's agreement to resell such securities at mutually agreed upon prices. Securities purchased subject to such repurchase agreements are deposited with the Portfolio's custodian or are maintained in the Federal Reserve/Treasury book-entry system and must have, at all times, an aggregate market value not less than the repurchase price.

     If the value of the underlying securities falls below the value of the repurchase price, the Portfolio will require the seller to deposit additional collateral by the next business day. Default or bankruptcy of the seller may, however, expose the Portfolio to possible delay in connection with the disposition of the underlying securities or loss to the extent that proceeds from the sale of the underlying securities were less than the repurchase price under the agreement.

     Expense Allocation: Expenses incurred by the Trust with respect to any two or more of its Portfolios are allocated in proportion to the average net assets of each of its respective Portfolios, except where allocations of direct expenses to each Portfolio can be fairly made. Expenses directly attributable to a Portfolio are charged to that Portfolio. Shareholder servicing fees relating to a specific class are charged directly to that class.

2. Investment Advisory Fee, Administration Fee, Distribution Expenses, Shareholder Servicing Fees and Related Party Transactions:

     United States Trust Company of New York ("U.S. Trust NY") and U.S. Trust Company, N.A. (together "U.S. Trust"), acting through their respective registered investment advisory divisions, U.S. Trust New York Asset Management Division and U.S. Trust Company, N.A. Asset Management Division, serve as the investment adviser to the Portfolio. For the services provided pursuant to the Investment Advisory Agreement, U.S. Trust receives a fee, computed daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of the Portfolio.

     U.S. Trust NY is a state-chartered bank and trust company and a member bank of the Federal Reserve System. U.S. Trust Company, N.A. is a national bank organized under the laws of the Untied States. Each is a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company. U.S. Trust Corporation is a wholly-owned subsidiary of The Charles Schwab Corporation ("Schwab").

     U.S. Trust Company, N.A., SEI Investments Global Funds Services and Federated Services Company, a wholly-owned subsidiary of Federated Investors, Inc., (collectively, the "Administrators") provide administrative services to the Trust. For the Services provided to the Trust, the Administrators are entitled jointly to annual fees, computed daily and paid monthly, based on the combined aggregate average daily net assets of the Trust (excluding International Equity Fund), Excelsior Funds, Inc (excluding its international equity portfolios,), and Excelsior Tax-Exempt Funds, Inc., all of which are affiliated investment companies, as follows: 0.200% of the first $200 million, 0.175% of the next $200 million, and 0.150% over $400 million. Administration fees payable by each Portfolio of the three investment companies are determined in proportion to the relative average daily net assets of the respective Portfolios for the period paid. Until further notice to the Trust, U.S. Trust Company, N.A. has voluntarily agreed to waive a portion of its administration fee in an amount equal to an annual rate of 0.04% of the average daily net assets of each Portfolio.

     From time to time in their sole discretion, U.S. Trust may undertake to waive a portion or all of the fees payable to them and also may reimburse the Portfolio for a portion of other expenses. U.S. Trust has contractually agreed to waive investment advisory fees and to reimburse other ordinary operating expenses, to the extent necessary to keep total operating expenses from exceeding 1.05% of the Shares class average daily net assets through March 31, 2005.

     The Portfolio has entered into shareholder servicing agreements with various service organizations, which may include Schwab, U.S. Trust and affiliates of U.S. Trust. Services included in the servicing agreements are assisting in processing purchase, exchange, and redemption requests; transmitting and receiving funds in connection with customer orders to purchase, exchange or redeem shares; and providing periodic statements. Shareholder servicing fees are incurred on a portfolio and class level (where applicable). As a consideration for these services, each service organization receives a fee, computed daily and paid monthly, at an annual rate up to 0.25% of the average daily net assets of its shares hold by each service organizations' customers.

     Edgewood Services, Inc. (the "Distributor"), a wholly-owned subsidiary of Federated Investors, Inc., serves as the distributor of the Trust. Shares of each Portfolio are sold without a sales charge on a continuous basis by the Distributor.

     The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, under which the Shares of the Portfolio may compensate the Distributor monthly for its services which are intended to result in the sale of Shares, in an amount not to exceed the annual rate of 0.25% of the average daily net asset value of the Portfolio's outstanding Shares. However, fees are not currently being paid under the Distribution Plan.

     Boston Financial Data Services, Inc. ("BFDS") serves as transfer agent to the Trust.

     Independent Trustees of the Trust receive an annual fee of $6,000, plus a meeting fee of $1,000 for each meeting attended. The Chairman of the Board receives an additional annual fee of $5,000. Each Independent Trustee serving on the Nominating Committee of the Trust receives an annual fee of $1,000 for services in connection with this committee, plus a meeting fee of $1,000 for each meeting attended. In addition, Trustees are reimbursed by the Trust for reasonable expenses incurred when acting in their capacity as Trustees.

3.   Federal Taxes:

     It is the policy of the Portfolio to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to shareholders.

     In order to avoid a Federal excise tax, the Portfolio is required to distribute certain minimum amounts of net realized capital gain and net investment income for the respective periods ending October 31 and December 31 in each calendar year.

     Dividends and distributions are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currency transactions, passive foreign investment companies, deferral of losses on wash sales, defaulted bonds, market discount, and net capital losses incurred after October 31 and within the taxable year ("Post-October losses"). To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise.

4.   Capital Transactions:

     The Trust currently has authorized an unlimited number of shares of beneficial interest of each class of each Portfolio. Each share has a par value of $0.00001 and represents an equal proportionate interest in the particular Portfolio with other shares of the same Portfolio, and is entitled to such dividends and distributions of taxable earnings on the assets belonging to such Portfolio as are declared at the discretion of the Trust's Board of Trustees.

5.   Line of Credit:

     The Portfolio and other affiliated portfolios participate in a $50 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the redemption of Portfolio shares. Interest is charged to each Portfolio, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.50% per year. In addition, a commitment fee, equal to an annual rate of 0.15% of the average daily unused portion of the line of credit, is allocated among the participating Portfolios at the end of each quarter.

6.   Guarantees:

     In the normal course of business, the Portfolio enters into contracts that provide general indemnifications. The Portfolio's maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio, and therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

7.   Legal Proceedings:

     U.S. Trust Company, N.A., United States Trust Company of New York, the investment advisers (the "Adviser") of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust (collectively the "Companies") and the Companies have been contacted by the Office of the New York State Attorney General (the "NYAG") and the Adviser has been contacted by the Securities and Exchange Commission (the "SEC") in connection with their investigation of practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares (the "Investigations"). The Adviser has also been contacted, through its parent, by the U.S. Attorney's Office in San Francisco and the Attorney General of the State of West Virginia (the "WVAG") with inquiries regarding the same subject matter. The Adviser and the Companies have been providing full cooperation with respect to these investigations, and continue to review the facts and circumstances relevant to the investigations.

     Four class actions suits have been filed against the Companies and the
     Adviser: James Page Jr. v. Charles Schwab et al. (filed on November 20, 2003 in the United States District Court for the Northern District of California); A. Joseph Szydlowski v. Charles Schwab et al. (filed December 4, 2003 in the United States District Court for the Southern District of New York); Wilson v. Excelsior Funds, et al. (filed December 10, 2003 in the United States District Court for the Southern District of New York); and John R. Granelli v. Charles Schwab, et al. (filed January 20, 2004 in the United States District Court for the Southern District of New York). While details in each suit vary, in general each alleges that during the Class Period, the Adviser, the Companies and others allowed certain parties and others to engage in illegal and improper trading practices, which caused financial injury to the shareholders of the Companies. Each demands unspecified monetary damages. The Wilson complaint also demands a rescission of the contract with the advisers.

     A fifth class action complaint, styled Mike Sayegh v. Janus Capital Corp. et al., was filed in Los Angeles Superior Court on or about October 22, 2003. On or about December 3, 2003, the Companies were served with a copy of the complaint in Sayegh on the basis that they were one of the several Doe Defendants named in the complaint. The complaint alleges violations of the California Business and Professions Code, arising from improper trading activities, and seeks injunctive, declaratory, and other equitable relief in addition to unspecified monetary damages. The extent to which and capacity in which the Funds may have had any role in the allegations contained therein is currently unclear.

     In addition, a derivative action, styled Richard Elliott v. Charles Schwab Corporation, et al., No. 04 CV 2262, which is purportedly brought on behalf of Excelsior High Yield Fund and Excelsior Funds Trust, alleges violations of Section 36 of the Investment Company Act, 15 U.S.C. (S) 80a-35(b) and the common law breach of fiduciary duty by Schwab, the Adviser and certain directors of the Companies. This action has not yet been served on the Companies or their directors.

     The Adviser and the Companies are evaluating the claims in these complaints and intend to vigorously defend against them. The Adviser anticipates consolidation of these suits is possible. On February 20, 2004, the Judicial Panel on Multi-District Litigation issued an order transferring 96 actions involving allegations of mutual fund late trading and market timing to the United States District Court for the District of Maryland, for coordinated or consolidated pretrial proceedings ("MDL 1586"). On March 3, 2004, however, the Panel issued a Conditional Transfer Order which transferred additional "tag along cases" to MDL 1586, including the Sayegh, Page and Wilson actions. The Adviser expects that most or all of the civil actions regarding alleged late trading and/or market timing, which are pending in federal courts, will ultimately be transferred to MDL 1586.

     Based on currently available information, the Adviser believes that the likelihood is remote that the pending private lawsuits and Investigations will have a material adverse financial impact on the Companies, and that the pending Investigations and private lawsuits are not likely to materially affect its ability to provide investment management services to the Companies.

                         Report of Independent Auditors

To the Shareholders and Board of Directors of Excelsior Funds Trust - Equity Core Fund

We have audited the accompanying statement of assets and liabilities of Excelsior Funds, Inc. - Equity Core Fund (the "Fund") as of March 31, 2004. This statement of assets and liabilities is the responsibility of the Fund's management. Our responsibility is to express an opinion on this statement of assets and liabilities based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of Excelsior Funds Trust - Equity Core Fund at March 31, 2004, in conformity with accounting principles generally accepted in the United States of America.


                                        /s/ Ernst & Young LLP

Boston, Massachusetts
May 7, 2004

Item 2. Code of Ethics.

The registrant has adopted a Code of Business Conduct and Ethics for principal executive officers and senior financial officers.

Item 3. Audit Committee Financial Expert.

(a)(1) & (2) The registrant's board of trustees has determined that audit committee financial experts serving on the audit committee are Frederick S. Wonham and Rodman L. Drake, who are independent as defined in Form N-CSR Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

Fees billed by Ernst & Young LLP (E&Y) Related to the Registrant

Ernst & Young LLP billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

--------------------------------------------------------------------------------------------
                                            2004                            2003
--------------------------------------------------------------------------------------------
                                                All fees and                    All fees and
                                All fees and     services to    All fees and     services to
                                 services to       service       services to       service
                               the Registrant    affiliates    the Registrant    affiliates
                                  that were       that were       that were       that were
                                pre-approved    pre-approved    pre-approved    pre-approved
--------------------------------------------------------------------------------------------
(a)   Audit Fees(1)               $312,516           N/A          $188,806           N/A
--------------------------------------------------------------------------------------------
(b)   Audit-Related Fees (2)      $      0            $0          $      0            $0
--------------------------------------------------------------------------------------------
(c)   Tax Fees (3)                $ 70,323            $0          $ 50,873            $0
--------------------------------------------------------------------------------------------
(d)   All Other Fees              $      0(4)         $0          $      0            $0
--------------------------------------------------------------------------------------------

Notes:
     (1) Audit fees include amounts related to the audit of the Registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
     (2) For the fiscal years ended March 31, 2004 and March 31, 2003, there were no fees for assurance and related services by E&Y reasonably related to the performance of the audit of the Registrant's financial statements that were not reported under (a) of this Item.

     (3) For the fiscal years ended March 31, 2004 and March 31, 2003, the aggregate tax fees billed for professional services rendered by E&Y for tax compliance, tax advice, and tax planning were $70,323 and $50,873, respectively. Such tax services included the review of income and excise tax returns for the Registrant.
     (4) For the fiscal years ending March 31, 2004 and March 31, 2003, there were no fees billed for professional services rendered by E&Y for products and services provided by E&Y to the Registrant, other than the services reported in (a) through (c) of this Item.

(e)(1) The audit committee has adopted policies and procedures that require pre-approval of audit and non-audit services for the Funds and certain other services provided to the Fund's affiliates in accordance with Rule 2-01(c)(7) of Regulation S-X. The pre-approval requirement for non-audit services for the Funds, the Funds' investment adviser and the adviser's control affiliates may be waived if: (i) the aggregate amount of all services provided constitutes not more than 5% of the total amount of revenues paid to the Funds' independent accountant by the Funds and the Funds' investment adviser and its control affiliates that provide ongoing services to the Funds during the fiscal year in which the services are provided that would have to be pre-approved by the Funds' Audit Committee; (ii) such services were not recognized at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by its designated Audit Committee member(s).

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

--------------------------------------------------------------------------------
                                                                     2004   2003
--------------------------------------------------------------------------------
Audit-Related Fees                                                    N/A    N/A
--------------------------------------------------------------------------------
Tax Fees                                                              N/A    N/A
--------------------------------------------------------------------------------
All Other Fees                                                        N/A    N/A
--------------------------------------------------------------------------------

(f) Not Applicable.

(g) For the fiscal years ended March 31, 2004 and March 31, 2003, the aggregate non-audit fees billed by E&Y for services rendered to the Registrant and the Advisers and any entity controlling, controlled by, or under common control with the Advisers that provided ongoing services to the Registrant were $1,039,937 and $449,173, respectively.

(h) The registrant's audit committee has considered whether its principal accountant's provision of non-audit services that were rendered to the registrant's investment adviser, and any control persons of the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

Not applicable. Effective for filings made for fiscal periods ending on or after July 9, 2004.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 9. Submissions of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's board of trustees after Registrant last provided disclosure in response to the requirement of Item 7(d)(2)(ii)(G) of
Schedule 14A, or this Item 9.

Item 10. Controls and Procedures.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrants internal control over financial reporting.

Items 11. Exhibits.

(a)(1) Code of Business Conduct and Ethics for principal executive and senior financial officers, attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

                                   SIGNATURES

Pursuant to the requirements of the securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                            Excelsior Funds Trust


By (Signature and Title)*               /s/ James L. Bailey
                                        ----------------------------------------
                                        James L. Bailey
                                        President and Director/Trustee

Date 06/07/04

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*               /s/ James L. Bailey
                                        ----------------------------------------
                                        James L. Bailey
                                        President (principal executive officer)

Date 06/07/04


By (Signature and Title)*               /s/ Agnes Mullady
                                        ----------------------------------------
                                        Agnes Mullady
                                        Treasurer, Chief Financial Officer and
                                        Chief Accounting Officer

Date 06/07/04

* Print the name and title of each signing officer under his or her signature.